AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2000

                                                            File No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933            /X/


                              VANGUARD FENWAY FUNDS

               (Exact Name of Registrant as Specified in Charter)

                                  P.O. Box 2600
                        Valley Forge, Pennsylvania 19482
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 669-1000

                     (Name and Address of Agent for Service)

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                        VALLEY FORGE, PENNSYLVANIA 19482


Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on April 3, 2000 pursuant to Rule 488.

                              VANGUARD FENWAY FUNDS
                              Cross Reference Sheet

ITEMS REQUIRED BY FORM N-14
 Item 1.  Beginning of Registration                              Cover Page of Registration Statement
          Statement and outside Front Cover Page of
          Prospectus

 Item 2.  Beginning and Outside Back Cover Page                  Table of Contents
          of Prospectus

 Item 3.  Synopsis and Risk Factors                              Synopsis; Comparison of the Investment Objectives and
                                                                 Policies of the Vanguard Fenway Funds and the TIP Funds

 Item 4.  Information About the Transaction                      Synopsis; Reasons for the Reorganization;
                                                                 Information Relating to the Reorganization; Agreement and
                                                                 Plan of Reorganization and Liquidation

 Item 5.  Information About the Registrant                       Prospectus Cover Page; Synopsis; Reasons for the
                                                                 Reorganization; Information about the Funds; Comparison of
                                                                 Investment Objectives and Policies of the Vanguard Fenway
                                                                 Funds and the TIP Funds; Fund Transactions; Shareholder
                                                                 Rights

 Item 6.  Information About the Company                          Prospectus Cover Page; Synopsis; Reasons for the
          Being Acquired                                         Reorganization; Information Relating to the Reorganization;
                                                                 Description of TIP Funds; Comparison of Investment
                                                                 Objectives and Policies of the Vanguard Fenway Funds and
                                                                 the TIP Funds; Fund Transactions; Shareholder Rights

 Item 7.  Voting Information                                     Prospectus Cover Page; Notice of Special Meeting of
                                                                 Shareholders; Synopsis; Agreement and Plan of
                                                                 Reorganization and Liquidation

 Item 8.  Interest of Certain Persons and                        Voting on the Reorganization; Legal Matters
          Experts

 Item 9.  Additional Information Required for                    Inapplicable
          Reoffering by Persons Deemed to be
          Underwriters

 Registration Statement Heading

 Part B.  Information Required in a
          Statement of Additional
          Information

 Item 10.  Cover Page                                            Cover Page

 Item 11.  Table of Contents                                     Table of Contents

 Item 12.  Additional Information About                          Incorporated by Reference to the Registrant's Prospectus
           the Registrant                                        and SAI attached as exhibits to this filing

 Item 13.  Additional Information About the                      Incorporated by Reference to the Company's Prospectus and
           the Company Being Acquired                            SAI attached as exhibits to this filing

 Item 14.  Financial Statements                                  Financial Statements

 Part C.  Other Information

 Item 15.  Indemnification                                       Indemnification

 Item 16.  Exhibits                                              Exhibits

 Item 17.  Undertakings                                          Undertakings

Proxy Information

Turner Growth Equity Fund will host a Special Meeting of Shareholders on May 22, 2000, at the offices of Turner Investment Partners, Inc. in Berwyn, Pennsylvania. The purpose of this meeting is to vote on a proposal to reorganize your Fund into a substantially similar fund that is being created by The Vanguard Group, called Vanguard Growth Equity Fund.

The first two pages of this booklet highlight key points about the proposed reorganization and explain the proxy process--including how to cast your votes. Before you vote, please read the full text of the combined proxy statement and prospectus for a complete understanding of our proposal.


KEY POINTS ABOUT THE PROPOSED REORGANIZATION

Purpose of the Reorganization
The purpose of the reorganization is to make your Fund a part of the Vanguard Group of Investment Companies, the second largest mutual fund complex in the United States. Under this proposal, your Fund's assets and liabilities would be transferred to Vanguard Growth Equity Fund, a new fund that is being created just for this purpose. Turner Investment Partners would continue to serve as investment adviser, carrying out your Fund's same investment program for Vanguard Growth Equity Fund. Vanguard, however, would replace Turner as sponsor and overall manager of your investment, subject to the direction of a Vanguard Board of Trustees. Your existing Board of Trustees believes that the reorganization is in shareholders' best interests for the following reasons:

Lower Shareholder Costs
Because they jointly own their management company, the Vanguard funds operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for Vanguard Growth Equity Fund than for your existing Fund. Vanguard Growth Equity Fund is expected to feature a total expense ratio of 0.65 % for its first full year of operations following the Reorganization--an annual cost to shareholders of $6.50 for each $1,000 invested. By contrast, your Fund's total expense ratio for 1999 was 1.08% -- an annual cost to shareholders of $10.80 for each $1,000 invested.

Expanded Shareholder Services
As a shareholder of Vanguard Growth Equity Fund, you will have access to a wide range of shareholder services, including 24-hour access to your account, the ability to transact through Vanguard's website, exchange privileges with other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

Future Growth of the Fund
Given the competitive nature of the mutual fund industry, Turner determined that it would be prudent to enter into an arrangement with Vanguard. Joining Vanguard should enable the fund to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. It is expected that assets in the Fund will grow considerably once the Fund is within The Vanguard Group, which will result in a larger, more stable asset base for the Fund. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders will be reduced.

How the Reorganization Will Affect Your Account
If shareholders approve the Reorganization, your Turner Growth Equity Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Growth Equity Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

Tax-Free Nature of the Reorganization
The Reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your Fund shares are exchanged for shares of Vanguard Growth Equity Fund.

                                      -Q&A-

Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, the Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Fund!

Q. Who gets to vote?

A. Any person who owned shares of the Turner Growth Equity Fund on the "record date," which was March 31, 2000, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each dollar invested in the Fund on the record date.

Q. How can I vote?

A. You can vote by mail, using the enclosed ballot. Or, you can vote in person at the meeting. Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                            Turner Growth Equity Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Your Fund will host a Special Meeting of Shareholders on Monday, May 22, 2000, at 3:30, Eastern time. The meeting will be held at Turner's offices at 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania. At the meeting, we will ask shareholders to vote on:

     1. A proposal to reorganize Turner Growth Equity Fund into Vanguard Growth Equity Fund.

     2.   Any other business properly brought before the meeting.

                                               By Order of the Board of Trustees

                                               James W. Jennings, Secretary


April o, 2000


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!
You can vote easily and quickly. Just follow the simple instructions that appear on your enclosed proxy card. Please help your fund avoid the expense to shareholders of a follow-up mailing by voting today!
--------------------------------------------------------------------------------

                            Turner Growth Equity Fund

                         Special Meeting of Shareholders
                                  May 22, 2000

                       COMBINED PROSPECTUS/PROXY STATEMENT

                                 I. Introduction

Proposal summary. This prospectus/proxy statement describes a proposal to reorganize the Turner Growth Equity Fund into a substantially similar fund that is being created by The Vanguard Group, called Vanguard Growth Equity Fund. The reorganization involves two basic steps. First, your Fund will transfer all of its assets and liabilities to Vanguard Growth Equity Fund. Simultaneously, Vanguard Growth Equity Fund will open an account for you, crediting it with shares that are equivalent in value to your investment in the Fund at the time of the reorganization.

Read and keep these documents. Please read the entire prospectus/proxy statement, along with Vanguard Growth Equity Fund's preliminary prospectus, which follows the prospectus/proxy statement, before casting your vote. (The preliminary Vanguard prospectus is, by reference, considered part of this prospectus/proxy statement.) In addition, a statement of additional information relating to this prospectus/proxy statement is attached. Finally, a copy of the Turner Growth Equity Fund's prospectus is attached to this prospectus/proxy statement. These documents contain information that is important to your proxy decision, and you should keep them for future reference.

Additional information is available. Vanguard Growth Equity Fund is being organized as a separate investment portfolio under Vanguard Fenway Funds, which filed an amended registration statement with the U.S. Securities and Exchange Commission on March 2, 2000 in order to create the new fund. Vanguard Growth Equity Fund has not yet been declared effective by the SEC. However, you can obtain copies of its preliminary statement of additional information without charge by contacting Vanguard (1-800-662-7447) or visiting the SEC's website (www.sec.gov). Copies of Turner Growth Equity Fund's prospectus and statement of additional information (both dated o, 2000), along with its most recent annual report to shareholders, are incorporated by reference into the statement of additional information accompanying this prospectus/proxy statement, and are also available without charge from Turner (1-800-224-6312) or at the SEC's website.




--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Overview

Details of Reorganization Proposal
         Why We Want To Reorganize Your Fund
         How We Plan To Accomplish The Reorganization
         How The Reorganization Will Affect Your Fund
         How Your Fund's Legal Form Of Organization Will Change
         How Many Shareholder Votes We Need To Approve The Reorganization

Investment Advisory Arrangements

Management of Vanguard Growth Equity Fund

General Information

Appendix A

                                  II. OVERVIEW

This section summarizes key information concerning your Fund's proposal. Keep in mind that more detailed information appears throughout the proxy statement and the accompanying preliminary prospectus. Please be sure to read everything.

The Proposed Reorganization. At their meeting on February 25, 2000, Turner Growth Equity Fund's Board of Trustees approved a plan to reorganize your Fund into Vanguard Growth Equity Fund. We believe that the proposed Reorganization is in the best interests of your Fund and its shareholders (more on this further into the proxy statement). Also, the Reorganization will not dilute the interests of the Fund's shareholders. If we don't win shareholder approval of the Reorganization, the Fund will simply continue in existence unless the Board of Trustees decides otherwise.

New Form of Organization. For legal purposes, Turner Growth Equity Fund is organized as part of TIP Funds, a Massachusetts business trust. On the other hand, Vanguard Growth Equity Fund is being organized as part of Vanguard Fenway Funds, a Delaware business trust. The minor differences in these forms of organization are described beginning on page ____.

New Board of Trustees. Vanguard Growth Equity Fund will have a different Board of Trustees than your Fund. Beginning on page ____, we describe the backgrounds and compensation of the individuals who will serve as Trustees of Vanguard Growth Equity Fund.

Investment Objectives and Policies of Each Fund. Vanguard Growth Equity Fund is being created with an investment objective and investment policies that are substantially similar to those of Turner Growth Equity Fund.

Investment Adviser. The Fund's investment adviser, Turner Investment Partners, will also serve as investment adviser to Vanguard Growth Equity Fund, continuing the Fund's same investment program. Although there are no current plans to do so, one or more new advisers could be added to Vanguard Growth Equity Fund in the future, as either additions to or replacements for Turner. The Board of Trustees of Vanguard Growth Equity Fund has the flexibility to make advisory changes in shareholders best interests, without a shareholder vote. Details of the advisory arrangements for your Fund and Vanguard Growth Equity Fund are provided beginning on page ______.

Independent Accountants. PricewaterhouseCoopers LLP will serve as independent auditors to Vanguard Growth Equity Fund, as they do for all other Vanguard funds. In contrast, Turner Growth Equity Fund retains Ernst & Young LLP as its independent auditors.

                     III. DETAILS OF REORGANIZATION PROPOSAL

     Turner Growth Equity Fund's Board of Trustees has approved a plan to reorganize your Fund into a substantially similar fund that is being created by The Vanguard Group, called Vanguard Growth Equity Fund. (A copy of the plan of reorganization is attached as Appendix A to this prospectus/proxy statement.) To proceed with the Reorganization, we need shareholder approval. The next few pages of this proxy statement discuss important details of the Reorganization plan, including the following:

     o    Why we want to reorganize your Fund.

     o    How we plan to accomplish the Reorganization.

     o    How the Reorganization will affect your Fund.

     o    How your Fund's legal form of organization will change.

     o    How many shareholder votes we need to approve the Reorganization.


A.  WHY WE WANT TO REORGANIZE YOUR FUND

The mutual fund marketplace is much more competitive today than it was even five years ago, and there is no reason to think that this competition will slow. The Reorganization will allow Turner to better focus on its core competencies. Turner believes that the ultimate beneficiaries of the Reorganization will be the Fund's shareholders because they get access to Vanguard's expansive client service capabilities, while Turner can focus on investment performance. In addition, shareholders will gain significant efficiencies in the form of lower fees, and a more stable, long-term client base, which will result in lower transaction costs to the Fund.

Vanguard management believes that Turner Growth Equity Fund will fit well within The Vanguard Group of Investment Companies. If the Reorganization is approved by shareholders, the Fund will provide Vanguard investors with another proven growth fund, and broaden the array of actively-managed funds available through Vanguard.

The Vanguard Group has entered into a Sponsorship Agreement with Turner, which generally provides that Turner will use reasonable efforts to facilitate the proposed Reorganization. However, neither Turner nor any other party is being compensated by Vanguard in consideration of Turner Growth Equity Fund joining The Vanguard Group.


B. HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     Agreement and Plan of Reorganization. Your Fund has entered into an Agreement and Plan of Reorganization with Vanguard Fenway Funds. This agreement spells out the terms and conditions of that will apply to your Fund's Reorganization into Vanguard Growth Equity Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the summary on page ____, or see the agreement, which appears as Appendix A to this proxy statement.

     Three steps to reorganize. After shareholder approval, the Reorganization will be accomplished in a three-step process. First, your Fund will transfer all of its assets and liabilities to Vanguard Growth Equity Fund. Second, and simultaneously with step one, Vanguard Growth Equity Fund will open an account for you, crediting it with shares that are equivalent in value to your investment in the Fund at the time of the Reorganization. Third, the Turner Growth Equity Fund will be dissolved.

     Effective as soon as practicable. If approved by shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think this could be accomplished by mid-June, 2000.

     The Reorganization is conditioned on tax-free treatment at the federal level. We fully expect that the Reorganization will have no federal income tax consequences for you or your Fund. We will not proceed with the Reorganization until this point is confirmed by an IRS ruling or opinion of counsel. Following the Reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the Reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the Reorganization in the plan of reorganization.


C. HOW THE REORGANIZATION WILL AFFECT YOUR FUND

     Your Fund's investment objective and investment adviser will stay the same, and its investment policies will be very similar. The Reorganization will not materially change any of these. As reorganized, your Fund--which will become Vanguard Growth Equity Fund--will continue to seek capital appreciation through investments in a diversified portfolio of common stocks with strong earnings growth potential. In addition, the existing investment adviser, Turner Investment Partners, will continue to run the Fund's investment program. Several of the investment policies will change, but these changes will not have a material impact on the management of your Fund. Specifically, the Vanguard Growth Equity Fund has more restrictive policies relating to lending and investments in certain types of futures and options contracts. In addition to these more restrictive policies, the Fund will have more flexibility to borrow money since the funds in The Vanguard Group are eligible to participate in an interfund lending program under an exemption received from the SEC. However, since these practices are not part of the Fund's primary investment strategies, it is expected that there will be no impact on the Fund's management.

     Comparing Fund Expenses. The table set forth below compares the expenses applicable to the Turner Growth Equity Fund and the estimated expenses of the Vanguard Growth Equity Fund for the first full year after the Reorganization is consummated.


Expense Category               Turner Growth Equity Fund        Vanguard Growth Equity Fund
----------------               -------------------------        ---------------------------
Management Fees                     0.75%                              0.47%
Rule 12b-1 Fees                     None                               None
Other Expenses                      0.25%                              0.18%
Total Operating Expenses            1.00%*                             0.65%**

 * Restated to reflect current expenses.
** Restated to reflect estimated post-Reorganization expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                               1 Year      3 Years      5 Years       10 Years
                               -----       -------      -------       --------
Turner Growth Equity Fund      $102        $373         $665          $1,505
Vanguard Growth Equity Fund      66         208          362             810

     Your Fund will keep the same fiscal year end, but switch to an annual distribution schedule. As reorganized, your Fund will distribute its income annually, which is more typical for a growth fund than the quarterly distribution schedule that currently applies. Your Fund will keep its September 30th fiscal year end.

     The Reorganization will have no impact on your Fund's share price. On the day of the reorganization, Vanguard Growth Equity Fund's share price will be the same as that of your existing Fund. The Reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

     Your Fund's existing Trustees will be replaced by Vanguard Fenway Funds' Trustees. As previously mentioned, your Fund will become an investment portfolio of Vanguard Fenway Funds if shareholders approve the Reorganization. Information on Vanguard Fenway Funds' Trustees appears further in this proxy statement.

     Your Fund's existing independent auditor will be replaced by PricewaterhouseCoopers, LLP. Currently, your Fund employs Ernst & Young, LLP as its independent auditor. However, PricewaterhouseCoopers serves as the independent auditor for Vanguard Fenway Funds and all other Vanguard funds. In this role, PricewaterhouseCoopers audits and certifies the Vanguard funds' financial statements. PricewaterhouseCoopers also reviews the Vanguard funds' Annual Reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither PricewaterhouseCoopers nor any of its partners have any direct or material indirect financial interest in the Vanguard funds. If you wish to request the attendance of a PricewaterhouseCoopers representative at the shareholder meeting, you should contact the Fund's Secretary at
___________________________________________________.

     Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption and exchange features of your Fund as compared to such features of the Vanguard Growth Equity Fund.


     Purchase, Redemption and
        Exchange Features(1)              Turner Growth Equity Fund            Vanguard Growth Equity Fund
     ------------------------           -------------------------            ---------------------------
    Minimum initial purchase/                  $2,500/$500                          $10,000/$100
      Additional investments


            Purchases                  By mail, wire, or systematic      By mail, wire, systematic investment
                                             investment plan              plan, Vanguard Fund Express(R), and
                                                                           Vanguard Direct Deposit Service(TM)

           Redemptions                By mail or telephone (business        By mail, 24-hour telephone, or
                                               hours only)                        Vanguard's website

    Free exchange privileges(2)       Yes, with other TIP Funds--by       Yes, with other Vanguard funds--by
                                    mail or telephone (business hours        mail, 24-hour telephone, or
                                                  only)                           Vanguard's website

     1 Explanations of each of the services available through Vanguard Growth Equity Fund can be found in the preliminary prospectus that accompanies this prospectus/proxy statement.

     2 Investors may exchange between the TIP Funds, Vanguard Funds and other fund families for a fee through Vanguard's FundAccess program and programs available through other firms.

     Calculating NAV. The Turner Growth Equity Fund calculates its net asset value per share (NAV) once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Vanguard Growth Equity Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

D. HOW YOUR FUND'S LEGAL FORM OF ORGANIZATION WILL CHANGE

     Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The Vanguard Growth Equity Fund is organized under Delaware law, while your Fund is organized under Massachusetts law. The laws of Massachusetts and Delaware governing business trusts are similar in all material respects with one exception. Shareholders of Massachusetts business trusts could be personally liable for the obligations of the trust in certain highly unlikely circumstances. However, under Delaware law, there is no similar provision providing for shareholder liability for obligations of the fund. As a result of the Reorganization, this very remote potential for personal liability will be eliminated.

E. HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

     To go forward with the Reorganization, a majority of your Fund's outstanding shares on March 31, 2000, must vote in favor of this proposal. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

                      IV. INVESTMENT ADVISORY ARRANGEMENTS

Turner Growth Equity Fund's investment adviser, Turner Investment Partners, will also serve as investment adviser to Vanguard Growth Equity Fund, continuing the Fund's same investment program. Turner's address is 1235 Westlakes Drive, Berwyn, Pennsylvania 19312. Under its investment advisory agreement dated April 28, 1996 with your Fund, Turner is responsible for managing the investment and reinvestment of the Fund's assets, and for continuously reviewing, supervising and directing the Fund's investment program. Turner will have these same responsibilities under its investment advisory agreement with Vanguard Growth Equity Fund.

Turner Investment Partners, Inc., is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 1999, Turner had discretionary management authority with respect to approximately $5.6 billion of assets. Turner has provided investment advisory services to investment companies since 1992. The principal business address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

Turner serves as the investment adviser to the Turner Growth Equity Fund under an investment advisory agreement. Under the agreement, Turner continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of TIP Funds.

Robert E. Turner, a Trustee of TIP Funds, is the head of the committee that manages the Turner Growth Equity Fund. Mr. Turner is also Chairman and Chief Investment Officer of Turner. He has held this position since the founding of Turner in 1990. He has been in the investment business since 1982.

The other members of the committee that manages the Turner Growth Equity Fund are John Hammerschmidt, Mark Turner, and Christopher McHugh. Mr. Hammerschmidt is a Senior Equity Portfolio Manager at Turner, and he has 17 years of investment experience. Mark Turner, Vice Chairman of Turner, co-founded Turner in 1990, and has 18 years of investment experience. Christopher McHugh, a Senior Equity Portfolio Manager at Turner, has 14 years of investment experience.

The Turner Growth Equity Fund paid Turner advisory fees of $694,046 and $664,499, and waived advisory fees of $24,250 and $76,793, for the fiscal years ended September 30, 1997 and 1998, respectively. For the fiscal year ended September 30, 1999, the Fund paid Turner advisory fees of $987,424.

The investment advisory agreement between Turner and the Turner Growth Equity Fund is similar to the investment advisory agreement between Turner and the Vanguard Growth Equity. Specifically, the standard of care is identical, and the duration and termination provisions are substantially similar. The principal difference between the two agreements is the compensation structure. In the Turner Growth Equity Fund agreement, Turner is entitled to a fee of 0.75% of the Fund's average daily net assets. In contrast, the agreement relating to the Vanguard Growth Equity Fund has certain breakpoints and a performance component, as described below.

     Advisory Fees and Expenses for Vanguard Growth Equity Fund. Under its investment advisory agreement with Vanguard Growth Equity Fund, Turner will be paid a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

                      Net Assets                            Annual Rate
                  ------------------                        -----------
                  First $200 million                          0.50%
                  Next $300 million                           0.40%
                  Next $1.5 billion                           0.30%
                  Over $2 billion                             0.20%

The Basic Fee paid to Turner may be increased or decreased based on the investment performance of Vanguard Growth Equity Fund. This Performance Adjustment will be calculated as a percentage of the Basic Fee, and will change proportionately with the investment performance of Vanguard Growth Equity Fund relative to the investment performance of the Russell 1000 Growth Index for the thirty-six month period ending with the applicable quarter. The Performance Adjustment will apply as follows:

     Cumulative 36-Month
     Performance of the Fund                     Performance Fee Adjustment
     Versus the Index                            as a Percentage of Basic Fee*
     -----------------------                     -----------------------------
     Exceeds by 9% or more                       +75%
     Exceeds between 0 and +9%                   Linear increase from 0 to +75%
     Trails between 0 and -9%                    Linear decrease from 0 to -75%
     Trails by -9% or more                       -75%

------------------

     *For purposes of determining the Adjustment, the Basic Fee is calculated by applying the above rate schedule against the average month-end net assets of the Fund over the same time period for which performance is measured.

     Based on the Fund's current size, the maximum possible fee payable by Vanguard Growth Equity Fund to Turner under the advisory agreement during the first year of operations would be 0.47% of the Fund's net assets.

     Duration and termination of Turner's investment advisory agreement with Vanguard Growth Equity Fund. Turner's investment advisory agreement with Vanguard Growth Equity Fund will become effective at the time of the Reorganization, if this transaction is approved by shareholders. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees of Vanguard Growth Equity Fund. Board approval must include the votes of a majority of those Trustees who are not parties to the contract or "interested persons" (as defined under Federal securities laws) of any party to the contract. In addition, Trustees must vote in person on Turner's investment advisory agreement, at a meeting called for that purpose. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (i) either by vote of the Fund's Trustees or by vote of the outstanding shares of the Fund on 60 days' written notice, or
(ii) by Turner on 90 days' written notice to the Fund.

     Future changes to Vanguard Growth Equity Fund's advisory arrangements. Although there are no current plans to do so, one or more new investment advisers could be added to Vanguard Growth Equity Fund in the future, as either additions to or replacements for Turner. The Board of Trustees of Vanguard Growth Equity Fund has the flexibility to make advisory changes--including changes to the contract of an existing investment adviser--without a shareholder vote.

                   V. MANAGEMENT OF VANGUARD GROWTH EQUTY FUND

     The seven individuals listed below serve as Trustees of Vanguard Fenway Funds. (As previously mentioned, your Fund will become an investment portfolio of Vanguard Fenway Funds if shareholders approve the Reorganization.) Each of these individuals was last elected to office by shareholders of Vanguard Fenway Funds on May 1, 1998 (except for Ms. Heisen, who was appointed to office by the other Trustees on _______, 1998.)


                                            Principal Occupation and                               Became
Name                       DOB              Other Directorships                                    Trustee
----                       ---              ------------------------                               -------
John J. Brennan*           7/29/54          Chairman, Chief Executive Officer & Trustee             1987
                                            Chairman, Chief Executive Officer and Director
                                            of The Vanguard Group, Inc., and Trustee of each of
                                            the investment companies in The Vanguard Group

Joann Heffernan Heisen     1/25/50          Trustee                                                 1998
                                            Vice President, Chief Information Officer, and
                                            member of the Executive Committee of Johnson &
                                            Johnson; Director of Johnson & Johnson*MERCK
                                            Consumer Pharmaceuticals Co., The Medical Center
                                            at Princeton, and Women's Research and Education
                                            Institute

Bruce K. MacLaury          5/7/31           Trustee                                                 1989
                                            President Emeritus of The Brookings Institution,
                                            Director of Amercian Express Bank, Ltd., The St.
                                            Paul Companies, Inc., and National Steel Corp.

Alfred M. Rankin, Jr.      10/8/41          Trustee                                                 1993
                                            Chairman, President, Chief Executive Officer, and
                                            Director of NACCO Industries, Inc.; and Director
                                            the BFGoodrich Co.

                                       8

John C. Sawhill            6/12/36          Trustee                                                 1991
                                            President and Chief Executive Officer of The
                                            Nature Conservancy; Director of Pacific Gas and
                                            Electric Co., Procter & Gamble Co., NACCO
                                            Industries and Newfield Exploration Co.; formerly,
                                            Director and Senior Partner of McKinsey & Co., and
                                            President of New York University

James O. Welch             5/13/31          Trustee                                                 1987
                                            Retired Chairman of Nabisco Brands, Inc.; retired
                                            Vice Chairman and Director of RJR Nabisco;
                                            Director of TECO Energy, Inc. and Kmart

J. Lawrence Wilson         3/2/36           Trustee                                                 1987
                                            Retired Chairman of Rohm & Haas Co.; Director
                                            of Cummins Engine Co. and The Mead Corp; and
                                            Trustee of Vanderbilt University

-------------------

     *Mr. Brennan is an "interested person" as that term is defined in the Investment Company Act.

The Vanguard Group

     Vanguard Fenway Funds is a member of The Vanguard Group of Investment Companies, which consists of more than 100 mutual funds. The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-6200, a jointly owned subsidiary of the Vanguard funds, provides corporate management, administrative and distribution services to the Vanguard funds on an at-cost basis. The Vanguard Group also provides investment advisory services on an at-cost basis to many of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard funds and also furnishes the funds with necessary office space, furnishings and equipment. Each Vanguard fund pays its share of The Vanguard Group's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each Vanguard fund. In addition, each Vanguard fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of each of the Vanguard funds. The amount that each Vanguard fund has invested in The Vanguard Group is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to The Vanguard Group's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in The Vanguard Group.

Trustee Compensation

     Vanguard Growth Equity Fund's Trustees also serve as Trustees of all other Vanguard funds, and each Vanguard fund pays a proportionate share of the Trustees' compensation. The Vanguard funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, not the funds.

     Independent Trustees. The Vanguard funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:

     o The independent Trustees receive an annual fee of _____ for their services to all Vanguard funds, which is subject to reduction based on absences form scheduled Board meetings.

     o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "Interested" Trustees. The Vanguard funds' sole interested Trustee--Mr. Brennan--receives no compensation for his service in that capacity. However, Mr. Brennan is paid in his role as an officer of The Vanguard Group.

     Compensation Table. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by Vanguard Fenway Funds for each Trustee. (These amounts have been paid from the assets of Vanguard Equity Income Fund, the sole investment portfolio currently offered by Vanguard Fenway Funds.) In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the fiscal year ended September 30, 1999:

     VANGUARD FENWAY FUNDS TRUSTEES' COMPENSATION TABLE

                                                             Pension or
                                                             Retirement
                                                              Benefits
                                                             Accrued as                          Total Compensation
                                           Aggregate        Part of this    Estimated Annual     from All Vanguard
                                       Compensation from       Fund's        Benefits Upon         Funds Paid to
       Names of Trustees                   this Fund          Expenses         Retirement           Trustees(1)
------------------------------       ------------------     ------------    ----------------     ------------------
John C. Bogle (2)                             None              None              None                  None
John J. Brennan                               None              None              None                  None
Barbara Barnes Hauptfuhrer (3)                $167              $21             $15,000               $0
JoAnn Heffernan Heisen                        $667              $37             $15,000               $80,000

                                       10



Bruce K. MacLaury                             $697              $62             $12,000               $75,000
Alfred M. Rankin, Jr.                         $667              $44             $15,000               $80,000
John C. Sawhill                               $667              $57             $15,000               $80,000
James O. Welch, Jr.                           $667              $65             $15,000               $80,000
J. Lawrence Wilson                            $667              $58             $15,000               $80,000


(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (93 in the case of Mr. MacLaury).

(2)  Mr. Bogle has retired from the Fund's Board, effective December 31, 1999.

(3) Mrs. Hauptfuhrer has retired from the Fund's Board, effective December 31, 1998.

                               GENERAL INFORMATION

This section provides information on a number of topics relating to proxy voting and shareholder meetings.

Proxy solicitation methods. Turner Growth Equity Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Turner employees and officers may solicit shareholder proxies in person, by telephone, or through the Internet.

Proxy solicitation costs. Turner will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

Quorum. In order for the shareholder meeting to go forward, Turner Growth Equity Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your Fund will count broker non-votes toward a quorum, but not toward the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

Revoking your proxy. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your Fund's Secretary, c/o Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, or by voting in person at the meeting.

Shareholder proposals. Any shareholder proposals to be included in the proxy statement for Turner Growth Equity Fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 2000.

Nominee accounts. Upon request, Turner Growth Equity Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the fund's shares. Please submit invoices for our review to Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

Annual/semi-annual reports. Turner Growth Equity Fund's most recent annual and semi annual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-224-6312 or write us at P.O. Box 219805, Kansas City, Missouri 64141-6805.

Litigation.  Turner Growth Equity Fund is not involved in any litigation.

Principal shareholders. As of March 31, 2000, Turner Growth Equity Fund had approximately $_____ million in net assets and ___________ outstanding shares. As of the same date, each of the following persons was known to be the beneficial owner of more than 5% of the outstanding shares of Turner Growth Equity Fund:

                               [TURNER TO PROVIDE]

Other matters. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

Obtaining Information from the SEC. Vanguard Fenway Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

The proxy materials, reports and other information filed by the TIP Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549, and 7 World Trade Center, Suite 1300, New York, NY 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of ____, 2000 between Vanguard Fenway Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Fund"), on behalf of Vanguard Growth Equity Fund, a series of the Vanguard Fund (the "Acquiring Fund"), and TIP Funds, a business trust formed under the laws of the Commonwealth of Massachusetts with its principal place of business at 530 East Swedesford Road, Wayne, PA 19087 ("TIP Funds"), on behalf of the Turner Growth Equity Fund, a series of TIP Funds (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of the common stock (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date, as defined below, of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Fund and TIP Funds are each registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and the Acquiring Fund is permitted to invest in securities held by the Selling Fund;

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Vanguard Fund has determined with respect to the Acquiring Fund that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders; and

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act) of TIP Funds has determined with respect to the Selling Fund that the exchange of all the assets of the Selling Fund for the Acquiring Fund Shares is in the best interests of the Selling Fund and its shareholders;

     In consideration of the mutual promises contained in this Agreement, the Vanguard Fund and TIP Funds agree as follows:

                                    ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and Assumption of Selling Fund Liabilities and Liquidation of the Selling Fund.

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, TIP Funds agrees to transfer the Selling Fund's assets in the manner set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Fund agrees in exchange for the assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2(a) The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

          (b) TIP Funds, on behalf of the Selling Fund, has provided the Vanguard Fund with TIP Funds' most recent financial statements, which contain a list of all of the Selling Fund's assets as of the date of execution of this Agreement. TIP Funds, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in its financial position as reflected in its financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. TIP Funds, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior approval of the Vanguard Fund, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. TIP Funds, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Vanguard Fund with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of the assets prior to the Closing Date.

     1.3 TIP Funds, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in paragraph 1.3 of this Agreement, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1 of this Agreement), in accordance with generally accepted accounting principles consistently applied from the prior audited period (hereinafter the "Liabilities"). The Acquiring Fund will assume only those Liabilities of the Selling Fund reflected in the Statement of Assets and Liabilities and will not, except as specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund,. The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

     1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.6 As soon as practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement but in any event within 180 calendar days after the Closing Date the Selling Fund will be terminated as a series of TIP Funds ("Termination Date"). In addition, TIP Funds will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

     1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

     1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Selling Fund ("Selling Fund Shares") on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

Valuation.

     2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the applicable Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's then current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then current prospectus and/or statement of additional information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

     2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Fund, subject to this Article II.

                                   ARTICLE III

Closing and Closing Date.

     3.1 The Closing Date for the Reorganization will be June 5, 2000, or any other date agreed to in writing by the Vanguard Fund and TIP Funds. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the Vanguard Fund, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Fund and TIP Funds.

     3.2 The custodian for the Acquiring Fund (the "Custodian") will deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets will have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, will have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the applicable Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 TIP Funds, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Fund, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Selling Fund's account on the Closing Date to the Secretary of TIP Funds or provide evidence satisfactory to TIP Funds that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

Representations and Warranties.

     4.1 TIP Funds, on behalf of the Selling Fund, represents and warrants to the Vanguard Fund as follows:

          (a) The Selling Fund is an investment series of TIP Funds, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) TIP Funds is a registered open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

          (c) TIP Funds is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which TIP Funds on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

          (d) TIP Funds will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Fund at the Closing;

          (e) TIP Funds has no contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to TIP Funds prior to the Closing Date;

          (f) Except as previously disclosed in writing to and accepted by the Vanguard Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to TIP Funds' knowledge, threatened against TIP Funds in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect TIP Funds' financial condition or the conduct of its business. TIP Funds knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or TIP Funds' ability to consummate the transactions contemplated by this Agreement;

          (g) The statements of assets and liabilities of TIP Funds relating to the Selling Fund for the period beginning with commencement of the Selling Fund and ending on

     September 30, 1999 have been audited by Ernst & Young LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

          (h) Since September 30, 1999, no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Vanguard Fund. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

          (i) At the Closing Date, all federal and other tax returns and reports with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of TIP Funds' knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

          (j) For each of its prior fiscal years of operation, TIP Funds has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

          (k) At the date of this Agreement, all issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Selling Fund will, at the time of Closing, be held by the persons and the amounts set out in the records of TIP Funds' transfer agent as provided in paragraph 3.4 of this Agreement. TIP Funds does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding;

          (l) At the applicable Closing Date, TIP Funds will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Fund;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of TIP Funds' Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of TIP Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by TIP Funds for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which the statements were made, not materially misleading; and

          (p) The current prospectus and statement of additional information filed with the Commission as part of TIP Funds' registration statement on Form N-1A relating to the Selling Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.


     4.2 The Vanguard Fund, on behalf of the Acquiring Fund, represents and warrants to TIP Funds as follows:

          (a) The Acquiring Fund is an investment series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Vanguard Fund is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information filed as part of the Vanguard Fund's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Fund Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Vanguard Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Fund on behalf of itself or on behalf of the Acquiring Fund is a party or by which it is bound;

          (e) Except as previously disclosed in writing to and accepted by TIP Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Fund's knowledge, threatened against the Vanguard Fund in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Vanguard Fund's financial condition or the conduct of its business. The Vanguard Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Fund's ability to consummate the transactions contemplated in this Agreement;

          (f) Since the inception of the Acquiring Fund, no material adverse change has occurred with respect to the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by TIP Funds. For the purposes of this subparagraph (f), a decline in net asset value per share or the total assets of the Acquiring Fund in the ordinary course of business does not constitute a material adverse change;

          (g) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

          (h) The Vanguard Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

          (i) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

          (j) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Vanguard Fund's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

          (l) The information to be furnished by the Vanguard Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated in this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable to those transactions;

          (m) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (n) The Vanguard Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

                                    ARTICLE V

Covenants of the Acquiring Fund and the Selling Fund.

     5.1 The Vanguard Fund will operate the business of the Acquiring Fund, and TIP Funds will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Fund and TIP Funds agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 TIP Funds, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Fund necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 TIP Funds, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 TIP Funds, on behalf of the Selling Fund, will assist the Vanguard Fund in obtaining all information that the Vanguard Fund reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Fund and TIP Funds each will take, or cause to be taken, all action, and do, or cause to be done, all actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 As promptly as practicable, but in any case within forty-five calendar days after the Closing Date, TIP Funds will furnish the Vanguard Fund, in such form as is reasonably satisfactory to the Vanguard Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and that will be certified by the Selling Fund's President and its Treasurer.

     5.7 TIP Funds, on behalf of the Selling Fund, will provide the Vanguard Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m)of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholder to consider approval of this Agreement and the transactions contemplated by this Agreement.

     5.8 As promptly as practicable, but in any case within thirty days of the Closing Date, TIP Funds, on behalf of the Selling Fund, will furnish the Vanguard Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the applicable Closing Date against sales of the Acquiring Fund Shares; and TIP Funds agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of TIP Funds.

                                   ARTICLE VI

Conditions Precedent to the Obligations of TIP Funds.

     The obligations of TIP Funds to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Fund of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

     6.1 All representations and warranties of the Vanguard Fund contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Fund will have delivered to TIP Funds a certificate executed in its name by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to TIP Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as TIP Funds may reasonably request.

     6.3 TIP Funds will have received on the Closing Date a favorable opinion from Shearman & Sterling, counsel to the Vanguard Fund, dated as of the Closing Date, in a form reasonably satisfactory to TIP Funds, covering the following points:

          (a) the Acquiring Fund is a separate series of the Vanguard Fund, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Fund has the corporate power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

          (b) the Vanguard Fund is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Fund's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by TIP Funds, is a valid and binding obligation of the Vanguard Fund enforceable against the Vanguard Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

          (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and nonassessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

               (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Fund's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Fund is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Fund is a party or by which it or its properties are bound;

               (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Fund of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

               (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Fund or the Acquiring Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown;

               (h) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Fund or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required; and

               (i) the Vanguard Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Fund at which the contents of the Proxy Statement, the Vanguard Fund Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Fund Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Fund), they do not believe that the Proxy Statement and the Vanguard Fund Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Fund Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Fund Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to TIP Funds or the Selling Fund, contained in the Proxy Statement, Registration Statement or the Vanguard Fund Registration Statement, and that the opinion is solely for the benefit of TIP Funds and its directors and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement, as TIP Funds may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.


                                   ARTICLE VII

Conditions Precedent to the Obligations of the Vanguard Fund.

     The obligations of the Vanguard Fund to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by TIP Funds of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

     7.1 All representations and warranties of TIP Funds contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 TIP Funds will have delivered to the Vanguard Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of those securities by lot and the holding periods of the securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of TIP Funds;

     7.3 TIP Funds will have delivered to the Vanguard Fund on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Vanguard Fund and dated as of the Closing Date, to the effect that the representations and warranties of TIP Funds made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Fund shall reasonably request; and

         7.4 The Vanguard Fund will have received on the Closing Date a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to TIP Funds, dated as of the Closing Date, in a form reasonably satisfactory to the Vanguard Fund, covering the following points:

               (a) the Selling Fund is a separate investment series of TIP Funds, a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and TIP Funds has the corporate power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

               (b) TIP Funds is registered as an investment company under the 1940 Act and, to such counsel's knowledge, TIP Funds' registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

               (c) this Agreement has been duly authorized, executed and delivered by TIP Funds and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Fund, is a valid and binding obligation of TIP Funds enforceable against TIP Funds in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

               (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of TIP Funds' Declaration of Trust or a material violation of any provision of any agreement (known to such counsel) to which TIP Funds is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which TIP Funds is a party or by which it or its properties are bound;

               (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or Commonwealth of Massachusetts is required for the consummation by TIP Funds of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

               (f) the descriptions in the Proxy Statement under the captions [add relevant caption headings], insofar as they relate to TIP Funds, are accurate and fairly present the information required to be shown; and

               (g) counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to TIP Funds or its respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the

          Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     Counsel also will state that they have participated in conferences with officers and other representatives of TIP Funds at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing information (relying as to materiality to a large extent upon the opinions of officers and other representatives of TIP Funds), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary in the light of the circumstances under which they were made, to make the statements in the Proxy Statement regarding the Selling Fund not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Vanguard Fund or the Acquiring Fund, contained in the Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Vanguard Fund and its directors and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Fund may reasonably request.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Fund will have received from Ernst & Young LLP a letter addressed to the Vanguard Fund dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Fund, to the effect that:

               (a) they are independent public accountants with respect to TIP Funds within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

               (b) in their opinion, the financial statements and per share income and capital changes of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act;

               (c) on the basis of limited procedures agreed upon by the Vanguard Fund and TIP Funds and described in the letter (but not an audit in accordance with generally accepted auditing standards) with respect to the unaudited pro forma financial statements of the Selling Fund included in the Registration Statement and the Proxy Statement, and inquiries of appropriate officials of TIP Funds or the officers of TIP Funds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (i) the unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act, or (ii) the unaudited pro forma financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; and

               (d) on the basis of limited procedures agreed upon by the Vanguard Fund and TIP Funds and described in the letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of TIP Funds having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

     7.6 TIP Funds will have delivered to the Vanguard Fund, pursuant to paragraph 4.1(f) of this Agreement, copies of financial statements of the Selling Fund as of and for its most recently completed fiscal year.

     7.7 The Vanguard Fund will have received from Ernst & Young LLP a letter addressed to the Vanguard Fund and dated as of the applicable Closing Date stating that as of a date no more than three business days prior to the applicable Closing Date, Ernst & Young LLC performed limited procedures in connection with TIP Funds' most recent unaudited financial statements relating to the Selling Fund and that (a) nothing came to their attention in performing the limited procedures or otherwise that led them to believe that any changes had occurred in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Selling Fund's most recent audited fiscal year end or the corresponding period in the Selling Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business and (b) based on the limited procedures, no change has occurred in their report on the most recent audited financial statements of TIP Funds relating to the Selling Fund.

                                  ARTICLE VIII

Further Conditions Precedent to Obligations of the Acquiring Fund and the Selling Fund.

     8.1 The Agreement and the transactions contemplated in the Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of TIP Funds' Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Fund or TIP Funds to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Fund or TIP Funds may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Fund Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Fund Registration Statement and the Registration Statement will have been issued and, to the best knowledge of the Vanguard Fund or TIP Funds, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, addressed to, and in form and substance satisfactory to TIP Funds substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon certificates with respect to matters of fact from the officers of TIP Funds and the Vanguard Fund, that for federal income tax purposes:

               (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income; (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund;
          (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund

          Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Fund nor TIP Funds may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

Brokerage Fees and Expenses; Other Agreements.

     9.1 The Vanguard Fund represents and warrants to TIP Funds, and TIP Funds represents and warrants to the Vanguard Fund, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Fund or its affiliates agrees to bear certain of the expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses incurred by Vanguard in connection with preparing this Agreement and the Registration Statement; (ii) expenses incurred by Vanguard in connection with preparing and filing the Vanguard Fund Registration Statement;
(iii) fees and expenses of preparing and filing such forms for notification purposes, if required under applicable state securities laws with respect to the Acquiring Fund Shares to be issued in connection with the Reorganization; and
(iv) postage, printing, accounting fees, and legal fees incurred in connection with the transactions contemplated by this Agreement.

     9.3 TIP Funds or its affiliates agrees to bear certain of the expenses incurred in connection with the transactions contemplated by this Agreement. These expenses consist of (i) expenses incurred by TIP Funds in connection with preparing this Agreement and the Registration Statement; (ii) expenses associated with preparing the Proxy Statement; and (iii) solicitation costs and expenses incurred in connection with the shareholders meeting referred to in paragraph 5.2 of this Agreement.

     9.4 (a) TIP Funds or its affiliates ("Turner") will indemnify and hold harmless the Vanguard Fund, the Acquiring Fund, The Vanguard Group, Inc., their directors, officers, employees, and affiliates (each, a "Turner Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of TIP Funds' representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by TIP Funds in the performance (or failure to perform) of TIP Funds' obligations under this Agreement.

                  (b) Turner's agreement to indemnify a Turner Indemnified Party pursuant to paragraph 9.4(a) is expressly conditioned upon Turner's being promptly notified of any action or claim brought against any Turner Indemnified Party after that party receives notice of the action. The failure of a Turner Indemnified Party to notify Turner will not relieve Turner from any liability that Turner may have otherwise than on account of this indemnification agreement.

                  (c) In case any action or claim is brought against any Turner Indemnified Party and that party timely notifies Turner of the commencement of the action or claim, Turner will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If Turner decides to assume the defense of the action, Turner will not be liable to the Turner Indemnified Party for any legal or other expenses subsequently incurred by the Turner Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Turner Indemnified Party if the Turner Indemnified Party has concluded reasonably that representation of Turner and the Turner Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

         9.5 (a) The Vanguard Fund or its affiliates ("Vanguard") will indemnify and hold harmless TIP Funds, the Selling Fund, Turner Investment Partners, Inc., their directors, officers, employees and affiliates (each, a "Vanguard Indemnified Party") from and against any and all damages (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Fund's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Vanguard Fund in the performance (or failure to perform) of the Vanguard Fund's obligations under this Agreement.

               (b) Vanguard's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.5(b) is expressly conditioned upon Vanguard's being promptly notified of any action or claim brought against any Vanguard Indemnified Party after that party receives notice of the action. The failure of a Vanguard Indemnified Party to notify Vanguard will not relieve Vanguard from any liability that Vanguard may have otherwise than on account of this indemnification agreement.

               (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Vanguard of the commencement of the action or claim, Vanguard will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If Vanguard decides to assume the defense of the action, Vanguard will not be liable to the Vanguard Indemnified Party for any legal or other expenses subsequently incurred by the Vanguard Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Vanguard Indemnified Party if the Vanguard Indemnified Party has concluded reasonably that representation of Vanguard and the Vanguard Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.

                                    ARTICLE X

Entire Agreement; Survival of Warranties.

     10.1 The Vanguard Fund and TIP Funds agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.


                                   ARTICLE XI

Termination.

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of TIP Funds and the Vanguard Fund; (ii) TIP Funds, in the event the Vanguard Fund has, or the Vanguard Fund in the event TIP Funds has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or
(iii) TIP Funds, or the Vanguard Fund in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, the Vanguard Fund or TIP Funds, or their respective directors or officers, will not be liable to the other party or parties.

                                   ARTICLE XII

Amendments.

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Fund and TIP Funds; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.

                                  ARTICLE XIII

Notices.

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail addressed to TIP Funds:

                                    530 East Swedesford Road,
                                    Wayne, PA 19087
                                    Attention:

            with a copy to:

                                    Morgan, Lewis & Bockius LLP
                                    1701 Market Street
                                    Philadelphia, PA 19103
                                    Attention: Edward B. Baer, Esq.


or to the Vanguard Fund at:

                                    P.O. Box 2600
                                    Valley Forge, PA 19482
                                    Attention: Suzanne F. Barton, Esq.

            with a copy to:

                                    Shearman & Sterling
`                                   1801 Pennsylvania Ave., N.W.
                                    Suite 900
                                    Washington, D.C. 20004
                                    Attention: Barry P. Barbash, Esq.


                                   ARTICLE XIV

Headings; Counterparts; Governing Law; Assignment; Limitation of Liability.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


                                    * * * * *

     Each of the parties to this Agreement has caused this Agreement to be executed by its Chief Executive Officer, President or Vice President, and attested to by its Secretary or Assistant Secretary.


                                                 By: [Vanguard Fund]
                                           Name:[_____________________]
                                           Title:[_____________________]



                                                  By:[TIP Funds]
                                            Name:[____________________]
                                           Title:[____________________]

                                    TIP FUNDS
                            Turner Growth Equity Fund

                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, MAY 22, 2000

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Brian M. Ferko as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Growth Equity Fund of TIP Funds (the "Trust") to be held in the offices of Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, on Monday, May 22, 2000, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Turner Growth Equity Fund, and Vanguard Fenway Funds, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1. Approval of the reorganization of the Turner Growth Equity Fund into the Vanguard Growth Equity Fund.

            ____For  ____Against      ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _______________, 2000

                            --------------------------------
                            Signature of Shareholder


                            --------------------------------
                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                            TURNER GROWTH EQUITY FUND
                                   a Series of

                                    TIP FUNDS
                         1235 Westlakes Drive, Suite 350
                           Berwyn, Pennsylvania 19312
                                 (800) 224-6312

                        By and In Exchange For Shares of

                           VANGUARD GROWTH EQUITY FUND
                                   a Series of

                              VANGUARD FENWAY FUNDS
                                  P.O. Box 2600
                        Valley Forge, Pennsylvania 19482
                                 (610) 669-1000

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Turner Growth Equity Fund ("Growth Equity Fund"), a series of TIP Funds, in exchange for shares of beneficial interest of Vanguard Fenway Funds, with par value of $.001 per share, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Turner Growth Equity Fund Prospectus of TIP Funds dated January 31, 2000;

     (2) The Statement of Additional Information of TIP Funds dated January 31, 2000;

     (3)  The Vanguard Fenway Funds Prospectus dated ____________, 2000;

     (4) The Statement of Additional Information of Vanguard Fenway Funds dated ________ ___, 2000;

     (5)  Annual Report of TIP Funds for the year ended September 30, 1999; and

     (6)  Semi-Annual Report of TIP Funds for the period ended March 31, 1999.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of TIP Funds and Vanguard Fenway Funds dated _________, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to TIP Funds or Vanguard Fenway Funds, respectively, at the numbers or addresses set forth above.

     The date of this Statement of Additional Information is ______ ___, 2000.

PROSPECTUS

JANUARY 31, 2000


                                 [LOGO OMITTED]

                                       TIP

                                     TURNER
                                   ----------
                                      FUNDS



                       Turner Large Cap Growth Equity Fund
         ----------------------------------------------------------------
                           Turner Growth Equity Fund
         ----------------------------------------------------------------
                           Turner Midcap Growth Fund
         ----------------------------------------------------------------
                          Turner Small Cap Growth Fund
         ----------------------------------------------------------------
                          Turner Micro Cap Growth Fund
         ----------------------------------------------------------------
                               Turner Top 20 Fund
         ----------------------------------------------------------------
                             Turner Technology Fund
         ----------------------------------------------------------------
          Turner Short Duration Government Funds - One Year Portfolio
         ----------------------------------------------------------------
         Turner Short Duration Government Funds - Three Year Portfolio
         ----------------------------------------------------------------
                   Turner Core High Quality Fixed Income Fund
         ----------------------------------------------------------------
                   PORTFOLIOS OF THE TIP FUNDS [LOGO OMITTED]

                               INVESTMENT ADVISER:
                        Turner Investment Partners, Inc.



  These securities have not been approved or disapproved by the Securities and
     Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

HOW TO READ
YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:


2   TURNER LARGE CAP GROWTH EQUITY FUND

4   TURNER GROWTH EQUITY FUND

6   TURNER MIDCAP GROWTH FUND

8   TURNER SMALL CAP GROWTH FUND

10  TURNER MICRO CAP GROWTH FUND

12  TURNER TOP 20 FUND

14  TURNER TECHNOLOGY FUND

16  TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO

18  TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO

20  TURNER CORE HIGH QUALITY FIXED INCOME FUND

22  INVESTMENTS AND PORTFOLIO MANAGEMENT

25  PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

28  DIVIDENDS, DISTRIBUTIONS AND TAXES

30  FINANCIAL HIGHLIGHTS


TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS

                                                                    PROSPECTUS 1

--------------------------------------------------------------------------------
                                                                    INTRODUCTION
--------------------------------------------------------------------------------

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS

A number of the Funds, including the Midcap, Small Cap, Micro Cap, Top 20 and Technology Funds, participate in initial public offerings (IPOs). During 1999, there were a large number of IPOs, and many of these IPOs were very successful. The Funds participated in a number of these successful IPOs, and as a result, these IPOs had a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to these successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

2 PROSPECTUS

--------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization
                                 U.S. companies with strong earnings growth
                                 potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Large Cap Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell Top 200 Growth Index, and up one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for two years.*

        [BAR GRAPH OMITTED]

1998                             45.22%
1999                             55.71%

* The performance information shown above is based on a calendar year.

              BEST QUARTER            WORST QUARTER
                 41.30%                  -8.19%
               (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                             TURNER LARGE CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Top 200 Growth Index and the S&P 500 Index.

-----------------------------------------------------------
                                                   SINCE
                                                 INCEPTION
                                 1 YEAR           (2/1/97)
-----------------------------------------------------------
Turner Large Cap Growth
  Equity Fund                     55.71%           44.24%
-----------------------------------------------------------
Russell Top 200 Growth Index      29.68%           33.65%
-----------------------------------------------------------
S&P 500 Index                     21.05%           25.83%
-----------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to-price book ratios. The S&P 500 Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                              CLASS I SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     1.66%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            2.41%
   Fee waivers and expense reimbursements          1.41%
                                                   ----
   NET TOTAL OPERATING EXPENSES                   1.00%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.25% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Large Cap Growth
  Equity Fund-Class I Shares      $102         $373         $665       $1,505
--------------------------------------------------------------------------------

4 PROSPECTUS

--------------------------------------------------------------------------------
TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify reasonably priced large-
                                 and mid-cap U.S. companies with strong
                                 earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with large and medium capitalizations that Turner Investment Partners believes have strong earnings growth potential and that are reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 1000 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell 1000 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large and medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for seven years.*

[BAR GRAPH OMITTED]

1993     15.38%
1994     (6.73)%
1995     29.96%
1996     19.23%
1997     31.36%
1998     38.07%
1999     53.60%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                BEST QUARTER            WORST QUARTER
                   39.67%                  -8.85%
                 (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
                                                       TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 1000 Growth Index and the S&P 500 Index.

--------------------------------------------------------------------------------
                                                             SINCE
                                                           INCEPTION
                                    1 YEAR     5 YEARS      (3/11/92)
--------------------------------------------------------------------------------
Turner Growth Equity Fund           53.60%      33.98%        23.68%
--------------------------------------------------------------------------------
Russell 1000 Growth Index           33.16%      34.21%        22.08%
--------------------------------------------------------------------------------
S&P 500 Index                       21.05%      28.56%        20.51%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The S&P 500 Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.

[GRAPHIC OF  DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.25%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%*


* TOTAL OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES. THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.25% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                               1 YEAR        3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Growth Equity Fund--
  Class I Shares                $102          $318           $552       $1,225
--------------------------------------------------------------------------------

6 PROSPECTUS

--------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Mid-cap U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify medium capitalization U.S.
                                 companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Midcap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (i.e., between $1 billion and $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times of the Index weighting of those securities that comprise between 1% and 5% of the Russell Midcap Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the benchmark index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for three years.*



 [BAR GRAPH OMITTED]

 1997    40.56%
 1998    26.52%
 1999    125.45%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.


               BEST QUARTER            WORST QUARTER
                  54.63%                  -16.65%
                (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                                       TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
                                                      SINCE
                                                    INCEPTION
                                    1 YEAR          (10/1/96)
--------------------------------------------------------------------------------
Turner Midcap Growth Fund           125.45%           54.87%
--------------------------------------------------------------------------------
Russell Midcap Growth Index          51.29%           28.29%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.50%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.50% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT -THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Turner Midcap Growth Fund--
  Class I Shares                  $127         $397          $686       $1,511
--------------------------------------------------------------------------------

8 PROSPECTUS

--------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Small cap U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Small Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell 2000 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small cap U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

 [BAR GRAPH OMITTED]

 1995    68.16%
 1996    28.85%
 1997    14.75%
 1998     8.53%
 1999    85.04%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.


                BEST QUARTER            WORST QUARTER
                   44.57%                  -24.30%
                 (12/31/99)               (9/30/98)

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                                    TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
                                                                 SINCE
                                                               INCEPTION
                                      1 YEAR       5 YEARS      (2/7/94)
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund          85.04%       37.94%        33.44%
Russell 2000 Growth Index             43.09%       18.99%        14.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What is an Index?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.


[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES
Investment Advisory Fees                           1.00%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.31%
                                                   ----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.31%
   Fee waivers and expense reimbursements          0.06%
                                                   ----
   NET TOTAL OPERATING EXPENSES                    1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.50% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                      1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund--
   Class I Shares                      $127       $409       $713        $1,578
--------------------------------------------------------------------------------

10 PROSPECTUS

--------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Micro cap U.S. common stock
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify micro cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of micro cap equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Micro Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations (i.e., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum 2% of the Fund's assets at the time of purchase in any single issue.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. micro capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares for one year.*


[BAR GRAPH OMITTED]

 1999     144.39%

                    BEST QUARTER                WORST QUARTER

                       60.84%                        3.89%
                     (12/31/99)                   (3/31/99)

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                    TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

                                                      SINCE
                                                    INCEPTION
                                    1 YEAR           (3/1/98)
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund        144.39%           94.15%
--------------------------------------------------------------------------------
Russell 2000 Growth Index            43.09%           17.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What is an Index?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                CLASS I SHARES
Investment Advisory Fees                              1.00%
Distribution (12b-1) Fees                             None
Other Expenses                                        1.86%
                                                      ----
   TOTAL ANNUAL FUND OPERATING EXPENSES               2.86%
                                                      ----
   Fee waivers and expense reimbursements             1.61%
                                                      ----
   NET TOTAL OPERATING EXPENSES                       1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.50% IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                  1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund--
  Class I Shares                   $127       $450      $798      $1,788
--------------------------------------------------------------------------------

12 PROSPECTUS

--------------------------------------------------------------------------------
TURNER TOP 20 FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Top 20 Fund invests substantially all (at least 80%) of its assets in common stocks and other equity securities of companies, regardless of their market capitalization, that Turner Investment Partners believes have strong earnings growth potential. A number of portfolio managers manage the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counter-balancing influence.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The Turner Top 20 Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the S&P 500 Index. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                                              TURNER TOP 20 FUND
--------------------------------------------------------------------------------


[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                              CLASS I SHARES

Investment Advisory Fees                          1.10%*
Distribution (12b-1) Fees                         None
Other Expenses                                    1.45%
                                                  ----
  TOTAL ANNUAL FUND OPERATING EXPENSES            2.55%
  Fee waivers and expense reimbursements          1.20%
                                                  ----
  NET TOTAL OPERATING EXPENSES                    1.35%**


* THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX.

** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.85% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR       3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Top 20 Fund-
  Class I Shares                  $137          $533          $954       $2,128
--------------------------------------------------------------------------------

14 PROSPECTUS

--------------------------------------------------------------------------------
TURNER TECHNOLOGY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Common stocks of technology companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify technology companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of technology-focused equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Technology Fund invests substantially all (at least 80%) of its assets in common stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The Turner Technology Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price weighted index of the top 100 U.S. technology companies.

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
TURNER TECHNOLOGY FUND
--------------------------------------------------------------------------------

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES

Investment Advisory Fees                          1.10%*
Distribution (12b-1) Fees                         None
Other Expenses                                    2.79%
                                                  ----
   TOTAL ANNUAL FUND OPERATING EXPENSES           3.89%
   Fee waivers and expense reimbursements         2.54%
                                                  ----
   NET TOTAL OPERATING EXPENSES                   1.35%**


* THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.

** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.85% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                               1 YEAR      3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Turner Technology Fund-
  Class I Shares                $137         $533           $954         $2,128
--------------------------------------------------------------------------------

16 PROSPECTUS

--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the
                    U.S. government
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. government securities that are attractively priced
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the per-formance of the Fund's Class I Shares from year to year for five years.*

[BAR GRAPH OMITTED]

1995    7.61%
1996    6.41%
1997    6.30%
1998    5.84%
1999    5.41%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO, THE FUND'S PREDECESSOR. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

         BEST QUARTER            WORST QUARTER
             2.04%                   1.11%
          (12/31/95)               (6/30/99)

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 1999, to those of the Merrill Lynch Three-Month Treasury Bill Index.
--------------------------------------------------------------------------------
                                                                    SINCE
                                        1 YEAR    5 YEARS         INCEPTION
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-One Year Portfolio-
  Class I Shares                         5.41%      6.31%           6.04%*
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-One Year Portfolio-
  Class II Shares                        5.40%       N/A            5.23%**
--------------------------------------------------------------------------------
Merrill Lynch Three-Month
  Treasury Bill Index                    4.84%      5.35%           5.22%***
--------------------------------------------------------------------------------
*  THE INCEPTION DATE FOR CLASS I SHARES IS MARCH 1, 1994.
** THE INCEPTION DATE FOR CLASS II SHARES IS FEBRUARY 27, 1998.
***THE CALCULATION DATE FOR THE INDEX IS MARCH 1, 1994.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                            CLASS I SHARES      CLASS II SHARES
Investment Advisory Fees                        0.25%                0.25%
Distribution (12b-1) Fees                        None                None
Other Expenses                                  6.28%                6.53%
                                                -----                 -----
   TOTAL ANNUAL FUND OPERATING EXPENSES         6.53%                6.78%
   Fee waivers and expense reimbursements       6.17%                6.17%
                                                -----                 -----
   NET TOTAL OPERATING EXPENSES                 0.36%*               0.61%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 0.86% AND 1.11%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  One Year Portfolio-Class I Shares                   $37             $225          $432         $1,037
--------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  One Year Portfolio-Class II Shares                  $62             $304          $568         $1,336
--------------------------------------------------------------------------------------------------------

18 PROSPECTUS

--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the
                    U.S. government
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Low to medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. government securities that are attractively priced
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Short Duration Government Funds - Three Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury notes, the Fund may invest in securities with any maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALES OMITTED] RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

[BAR GRAPH OMITTED]

1995    11.18%
1996    5.26%
1997    6.92%
1998    6.93%
1999    2.75%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, THE FUND'S PREDECESSOR. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                       BEST QUARTER         WORST QUARTER
                           3.24%                0.40%
                         (3/31/95)            (3/31/96)

                                                                   PROSPECTUS 19
--------------------------------------------------------------------------------
                  TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 1999, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index.

--------------------------------------------------------------------------------
                                                                    SINCE
                                          1 YEAR     5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-Three Year Portfolio-
  Class I Shares                           2.75%      6.57%         5.85%*
--------------------------------------------------------------------------------
Turner Short Duration Government
  Funds-Three Year Portfolio-
  Class II Shares                           N/A        N/A          6.29%**
--------------------------------------------------------------------------------
Lehman Brothers 1-3 Year U.S.
  Government Bond Index                    2.96%      6.47%         5.79%***
--------------------------------------------------------------------------------
*  THE INCEPTION DATE FOR CLASS I SHARES IS MARCH 1, 1994.
** THE INCEPTION DATE FOR CLASS II SHARES IS APRIL 28, 1999.
***THE CALCULATION DATE FOR THE INDEX IS MARCH 1, 1994.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. government obligations with maturities of at least one year.

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                           CLASS I SHARES        CLASS II SHARES

Investment Advisory Fees                        0.25%                 0.25%
Distribution (12b-1) Fees                       None                  None
Other Expenses                                  0.70%*                0.95%*
                                               ------                ------
   TOTAL ANNUAL FUND OPERATING EXPENSES         0.95%                 1.20%
   Fee waivers and expense reimbursements       0.59%                 0.59%
                                               ------                ------
   NET TOTAL OPERATING EXPENSES                 0.36%**               0.61%**

 * OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 0.86% AND 1.11%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 YEAR    3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  Three Year Portfolio-Class I Shares               $37       $225      $432       $1,037
--------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
  Three Year Portfolio-Class II Shares              $62       $304      $568       $1,336
--------------------------------------------------------------------------------------------

20 PROSPECTUS

--------------------------------------------------------------------------------
TURNER CORE HIGH QUALITY FIXED INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL -- Current income and capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Investment grade U.S. corporate and government bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify quality fixed income securities with intermediate maturities
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors who are seeking current income and capital appreciation and who are willing to accept principal risk
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED] STRATEGY

The Turner Core High Quality Fixed Income Fund invests primarily (at least 65% of its assets) in investment grade fixed income securities, including U.S. government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. Turner Investment Partners will allocate the Fund's assets among these market sectors based on its analysis of historical data, yield trends and credit ratings. In selecting investments for the Fund, Turner chooses securities with intermediate durations that are attractively priced and that offer competitive yields. Typically, the Fund's average duration will be between three and six years (although the Fund may hold securities with longer or shorter durations).

[GRAPHIC OF SCALES OMITTED] RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, U.S. fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF TARGET OMITTED] PERFORMANCE INFORMATION

The Turner Core High Quality Fixed Income Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is a widely-recognized, market value weighted (higher market value stocks have made more influence than lower market value stocks) index of U.S. government obligations, corporate debt securities, and AAA-rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                                      TURNER CORE HIGH QUALITY FIXED INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC OF DOLLAR SYMBOL OMITTED] FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES

Investment Advisory Fees                          0.50%
Distribution (12b-1) Fees                         None
Other Expenses                                    1.49%
                                                  ----
   TOTAL ANNUAL FUND OPERATING EXPENSES           1.99%
   Fee waivers and expense reimbursements         1.54%
                                                  ----
   NET TOTAL OPERATING EXPENSES                   0.45%*

*THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
 EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.45% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.00% IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR           3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Turner Core High Quality Fixed
  Income Fund-Class I Shares       $46             $265        $504     $1,203
--------------------------------------------------------------------------------

22 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

THE FUNDS' OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 1999, Turner had approximately $5.6 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) of:

   TURNER GROWTH EQUITY FUND                0.75%
   TURNER MIDCAP GROWTH FUND                0.75%
   TURNER SMALL CAP GROWTH FUND             0.96%

For its services during the most recent fiscal year, Turner received no advisory fees, and waived/reimbursed expenses of:

   TURNER LARGE CAP GROWTH EQUITY FUND      0.66%
   TURNER MICRO CAP GROWTH FUND             0.96%
   TURNER SHORT DURATION GOVERNMENT
     FUNDS - ONE YEAR PORTFOLIO             6.28%
   TURNER SHORT DURATION GOVERNMENT
     FUNDS - THREE YEAR PORTFOLIO           0.81%
   TURNER CORE HIGH QUALITY FIXED
     INCOME FUND                            1.04%

Turner is entitled to receive base investment advisory fees from the following Funds as set forth below:

   TURNER TOP 20 FUND                       1.10%
   TURNER TECHNOLOGY FUND                   1.10%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

For the period from July 1, 1999 through September 30, 1999, Turner received no advisory fees, and waived/reimbursed expenses of:

   TURNER TOP 20 FUND                       0.10%
   TURNER TECHNOLOGY FUND                   1.44%

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that are neutral to diversified against those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.

PORTFOLIO MANAGERS

The Large Cap Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt, Mark Turner and Chris McHugh. The Midcap Growth and Top 20 Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Chris Perry. The

PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                  PROSPECTUS  23

--------------------------------------------------------------------------------
                                                            PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Robb Parlanti. The Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund are managed by a committee comprised of James Midanek and Robb Parlanti. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Large Cap Growth Equity, Growth Equity, Midcap Growth, Top 20, and Technology Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Large Cap Growth Equity, Growth Equity, Top 20, and Technology Funds and co-manager of the Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 19 years of investment experience.

John Hammerschmidt is a member of the committees which manage the Large Cap Growth Equity and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the Large Cap Growth Equity and Growth Equity Funds. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was Vice President in Government Securities Trading at S.G. Warburg. He has 17 years of investment experience.

Mark Turner is a member of the committees which manage the Large Cap Equity Growth and Growth Equity Funds, as set forth above. Mr. Turner, Chairman of the Adviser, is co-manager of the Growth Equity Fund and Large Cap Growth Equity Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 18 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth, Small Cap Growth, Top 20 and Technology Funds, as set forth above. Mr. McHugh, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Growth Equity, Small Cap Growth, Top 20 and Technology Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 14 years of investment experience.

Bill McVail is a member of the committees which manage the Small Cap Growth, Midcap Growth, Micro Cap Growth and Top 20 Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth, Micro Cap Growth and Top 20 Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 13 years of investment experience.

Frank L. Sustersic is a member of the committees which manage the Micro Cap and Small Cap Growth Funds, as set forth above. Mr. Sustersic, Senior Equity Portfolio Manager of the Adviser, serves as lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 11 years of investment experience.

Chris Perry is a member of the committee which manages the Micro Cap Growth Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Adviser, is co-manager of the Micro Cap Growth Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 9 years of investment experience.

James L. Midanek is a member of the committee which manages the Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund. Mr. Midanek, Chief Investment Officer for Fixed Income joined the Adviser in 1997. Prior to 1997, he was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. Mr. Midanek has 19 years of investment experience.

Robb J. Parlanti is a member of the committees which manage the Technology and Fixed Income Funds, as set forth above. Mr. Parlanti, CFA, Senior Portfolio Manager of the Adviser, is co-manager of the Technology and Fixed Income Funds. Mr. Parlanti joined the Adviser in 1993. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 13 years of investment experience.

                                                                  1-800-224-6312

24 PROSPECTUS

--------------------------------------------------------------------------------
TURNER'S PAST PERFORMANCE
--------------------------------------------------------------------------------

TURNER'S PAST PERFORMANCE

Since January 1, 1998, Turner has managed some assets in a "top 20" style. In this style, Turner's best investment ideas are combined in a single portfolio consisting of 15-25 stocks. There is no limit on the capitalization of any stock, and these portfolios have typically been invested across a broad range of sectors and capitalizations.

The following table presents historical performance information for a composite consisting of the Top 20 Fund and two discretionary "top 20" accounts that are managed by Turner in a way that is equivalent in all material respects as to objectives, policies and strategies to how Turner is managing the Top 20 Fund. This table also compares the performance to that of the Standard & Poor's 500 Index. The computed rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Top 20 Fund may perform in the future:

                                    FOURTH          12 MONTHS      1/1/98
                                   CALENDAR           ENDED      (INCEPTION)
                                 QUARTER 1999        12/31/99    TO 12/31/99
                                 ------------       ---------    -----------

Composite Gross Performance          60.43%           235.07%      165.18%*
Composite Net Performance            60.25%           232.64%      162.60%*
S&P 500 Performance                  14.88%            21.05%       24.75%

*Annualized

THE MODIFIED BANK ADMINISTRATION INSTITUTE (BAI) METHOD IS USED TO COMPUTE A TIME WEIGHTED RATE OF RETURN IN ACCORDANCE WITH STANDARDS SET BY THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH (AIMR). THE PERFORMANCE FIGURES FOR THE ADVISER'S ACCOUNTS DESCRIBED ABOVE ARE NET OF ADVISORY FEES AND EXPENSES. THE EFFECT OF DEDUCTING FUND OPERATING EXPENSES ON ANNUALIZED PERFORMANCE, INCLUDING THE COMPOUNDING EFFECT OVER TIME, MAY BE SUBSTANTIAL, AND WILL REDUCE THE PERFORMANCE OF THE FUND.

ALL INFORMATION PRESENTED RELIES ON DATA SUPPLIED BY THE ADVISER AND STATISTICAL SERVICES, REPORTS OR OTHER SOURCES BELIEVED BY THE TRUST TO BE RELIABLE. IT HAS NOT BEEN INDEPENDENTLY VERIFIED OR AUDITED BY THE FUNDS.



PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 25

--------------------------------------------------------------------------------
                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

IN ORDER TO OPEN A NEW ACCOUNT YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

Once you are a shareholder of the Turner Funds you can do the following:

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

         By regular mail

         The Turner Funds
         P.O. Box 219805
         Kansas City, MO 64141-6805

         By express or overnight mail

         The Turner Funds
         c/o DST Systems Inc
         330 W. 9th Street
         Kansas City, MO 64105



[BULLET] PURCHASE FUND SHARES BY WIRING FUNDS TO:
         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: name of fund, shareholder name and Turner Funds account number

--------------------------------------------------------------------------------
CLOSING THE FUNDS TO NEW INVESTORS AT CERTAIN ASSET LEVELS

There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth Fund, that level has been reached, and the Fund is currently closed to new investors. Similarly, effective when the assets that Turner manages in its Micro Cap Growth Equity Style, Midcap Growth Equity Style and the Growth Equity Style (which includes the assets of each Fund) reach $385 million, $4.5 billion and $9.3 billion, respectively, the Funds will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

Shareholders of the Funds as of the effective date for a Fund closing may continue to make investments and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors. See "Purchasing, Selling and Exchanging Fund Shares."

1-800-224-6312

26 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING TURNER FUND SHARES

CHOOSING CLASS I OR CLASS II SHARES
Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Turner Short Duration Government Funds - One Year Portfolio and Turner Short Duration Government Funds
- Three Year Portfolio offer Class II Shares.

CLASS I SHARES                     CLASS II SHARES

[BULLET] NO SALES CHARGE           [BULLET] NO SALES CHARGE
[BULLET] LOWER ANNUAL EXPENSES     [BULLET] HIGHER ANNUAL EXPENSES
[BULLET] $2,500 MINIMUM INITIAL    [BULLET] $2,500 MINIMUM
         INVESTMENT                         INITIAL INVESTMENT

For some investors the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

TO OPEN AN ACCOUNT:

[BULLET] BY MAIL Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

[BULLET] BY WIRE Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________ Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with a bank, you may purchase Class I Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments -once a month.

WHO IS ELIGIBLE TO INVEST IN A FUND ONCE IT IS CLOSED TO NEW INVESTORS?
If you are a shareholder of a Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gains distributions. Once a Fund is closed, you may open a new account only if:

[BULLET] your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;


[BULLET] you are a current Fund trustee or officer, or an employee of Turner
         Investment Partners, Inc. or a member of the immediate family of any of these people; or

[BULLET] you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.

PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

HOW FUND PRICES ARE CALCULATED
The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES
[BULLET] BY MAIL Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

[BULLET] BY PHONE Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 25.

ADDITIONAL INFORMATION
You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING TURNER FUND SHARES
If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

[BULLET] BY MAIL If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

[BULLET] BY PHONE When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

                                                                  1-800-224-6312

28 PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY
Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS
If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

PO BOX 219805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUSPENSION OF YOUR RIGHT TO SELL SHARES
The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES
If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES
SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Turner Short Duration Government Funds-One Year Portfolio and Turner Short Duration Government Funds-Three Year Portfolio have adopted a shareholder service plan for their Class II Shares that allows the Funds to pay service fees of up to 0.25% of average daily net assets for services provided to shareholders.

DIVIDENDS AND DISTRIBUTIONS
The Turner Large Cap Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20 and Turner Technology Funds distribute their income annually as a dividend to shareholders. The Turner Growth Equity Fund distributes its income quarterly as a dividend to shareholders. The Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund declare their investment income daily and distribute it monthly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

More information about taxes is in the SAI.

                                                                  1-800-224-6312

30 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about Class I and Class II Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.



TURNER LARGE CAP GROWTH EQUITY FUND
-------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                      1999        1998       1997(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $13.22      $12.28      $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                          (0.08)      (0.01)       0.01

   Net Gains or Losses on Securities (both realized and unrealized)       5.76        1.98        2.27

   Total From Investment Operations                                       5.68        1.97        2.28

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                   --       (0.01)         --

   Distributions (from capital gains)                                       --       (1.02)         --

   Returns of Capital                                                       --          --          --

   Total Distributions                                                      --       (1.03)         --

   Net Asset Value, End of Period                                       $18.90      $13.22      $12.28

TOTAL RETURN+                                                            42.97%      17.26%      22.80%


RATIOS/SUPPLEMENTAL DATA


   Net Assets, End of Period (000)                                      $8,459      $4,328      $  701

   Ratio of Expenses to Average Net Assets
      (including directed brokerage arrangements)                         1.00%       1.00%       1.00%*

   Ratio of Expenses to Average Net Assets
      (including waivers and reimbursements)                              1.00%       1.00%       1.00%*

   Ratio of Net Income (Loss) to Average Net Assets                      (0.47)%     (0.10)%      0.20%*

   Ratio of Expenses to Average Net Assets
      (excluding waivers and reimbursements)                              2.41%       7.70%      26.45%*

   Ratio of Net Investment Income (Loss) to Average
      Net Assets (excluding waivers and reimbursements)                  (1.88)%     (6.80)%    (25.25)%*

   Portfolio Turnover Rate                                              370.71%     234.93%     346.47%

*  ANNUALIZED
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON FEBRUARY 1, 1997.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 31

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                         1999        1998        1997      1996(1)        1995          1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  12.87     $ 16.64     $ 17.03     $ 14.97      $   12.46     $  13.12

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                             (0.05)      (0.05)      (0.03)       0.02           0.10         0.10

   Net Gains or Losses on Securities (both realized
       and unrealized)                                       4.66        1.10        4.23        2.91           2.52        (0.66)

   Total From Investment Operations                          4.61        1.05        4.20        2.93           2.62        (0.56)

   LESS DISTRIBUTIONS

   Dividends (from net investment income)                      --          --          --       (0.02)         (0.11)       (0.10)

   Distributions (from capital gains)                       (1.60)      (4.82)      (4.59)      (0.85)            --           --

   Returns of Capital                                          --          --          --          --             --           --

   Total Distributions                                      (1.60)      (4.82)      (4.59)      (0.87)         (0.11)       (0.10)

   Net Asset Value, End of Period                        $  15.88     $ 12.87     $ 16.64     $ 17.03      $   14.97     $  12.46

TOTAL RETURN+                                               38.16%      10.71%      32.61%      20.61%         21.15%       (4.28)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                       $142,824     $97,857     $99,590     $96,164       $115,819     $112,959

   Ratio of Expenses to Average Net Assets
      (including directed brokerage arrangements)            0.92%       1.00%       0.96%       0.94%*         0.94%        0.95%

   Ratio of Expenses to Average Net Assets
      (including waivers and reimbursements)                 0.96%       1.04%       1.02%       1.06%*         1.03%        0.95%

   Ratio of Net Income (Loss) to Average Net Assets         (0.42)%     (0.42)%     (0.25)%      0.03%*         0.69%        0.86%

   Ratio of Expenses to Average Net Assets
      (excluding waivers and reimbursements)                 0.96%       1.12%       1.05%       1.06%*         1.03%        1.08%

   Ratio of Net Investment Income (Loss) to Average
       Net Assets (excluding waivers and reimbursements)   (0.42)%     (0.50)%     (0.28)%       0.03%*         0.69%        0.73%

   Portfolio Turnover Rate                                 328.26%     249.58%     178.21%      147.79%       177.86%      164.81%

*   ANNUALIZED.

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON APRIL 19, 1996, THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND VOTED TO APPROVE A TAX-FREE REORGANIZATION OF THE TURNER FUNDS. IN CONNECTION WITH THE REORGANIZATION, THE FUNDS CHANGED THEIR FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1996.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER MIDCAP GROWTH FUND

------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                      1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $13.87        $14.22        $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                          (0.06)        (0.07)        (0.03)

   Net Gains or Losses on Securities (both realized and unrealized)      11.72          0.22          4.36

   Total From Investment Operations                                      11.66          0.15          4.33

   LESS DISTRIBUTIONS

   Dividends (from net investment income)                                   --            --            --

   Distributions (from capital gains)                                       --         (0.50)        (0.11)

   Returns of Capital                                                       --            --            --

   Total Distributions                                                      --         (0.50)        (0.11)

Net Asset Value, End of Period                                          $25.53        $13.87        $14.22

TOTAL RETURN+                                                            84.07%         1.24%        43.77%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000)                                       $148,830       $24,582        $5,145

Ratio of Expenses to Average Net Assets
    (including directed brokerage arrangements)                           1.03%         1.23%         1.25%*

Ratio of Expenses to Average Net Assets
    (including waivers and reimbursements)                                1.08%         1.34%         1.25%*

Ratio of Net Income (Loss) to Average Net Assets                         (0.58)%       (0.79)%       (0.62)%*

Ratio of Expenses to Average Net Assets
    (excluding waivers and reimbursements)                                1.08%         1.73%         7.96%*

Ratio of Net Investment Income (Loss) to Average
    Net Assets (excluding waivers and reimbursements)                    (0.58)%       (1.18)%       (7.33)%*

Portfolio Turnover Rate                                                 290.79%       304.29%       348.29%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON OCTOBER 1, 1996.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 33

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                         1999         1998        1997        1996(1)       1995       1994(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $21.49       $26.35      $23.13        $16.08     $10.90       $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                             (0.26)       (0.23)      (0.07)        (0.08)     (0.06)       (0.02)

   Net Gains or Losses on Securities
  (both realized and unrealized)                            12.97        (4.19)       3.80          8.17       5.24         0.92

   Total From Investment Operations                         12.71        (4.42)       3.73          8.09       5.18         0.90

LESS DISTRIBUTIONS

   Dividends (from net investment income)                      --           --          --            --         --           --

   Distributions (from capital gains)                          --        (0.25)      (0.51)        (1.04)        --           --

   Returns of Capital                                          --        (0.19)         --            --         --           --

   Total Distributions                                         --        (0.44)      (0.51)        (1.04)        --           --

   Net Asset Value, End of Period                          $34.20       $21.49      $26.35        $23.13     $16.08       $10.90

   Total Return+                                            59.14%      (16.90)%     16.64%        52.90%     47.52%      12.35%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                       $254,077     $147,534    $153,462       $67,425    $13,072      $4,806

   Ratio of Expenses to Average Net Assets
     (including directed brokerage arrangements)             1.25%        1.25%       1.24%         1.25%*     1.25%       1.09%*

   Ratio of Expenses to Average Net Assets
     (including waivers and reimbursements)                  1.27%        1.28%       1.24%         1.25%*     1.25%       1.09%*

   Ratio of Net Income (Loss) to Average Net Assets         (1.00)%      (0.99)%     (0.84)%       (0.88)%*   (0.68)%     (0.27)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                  1.31%        1.41%       1.33%         1.54%*     2.39%       4.32%*

   Ratio of Net Investment Income (Loss) to Average
     Net Assets (excluding waivers and reimbursements)      (1.04)%      (1.12)%     (0.93)%       (1.17)%*   (1.82)%     (3.50)%*

   Portfolio Turnover Rate                                 223.61%      167.73%     130.68%       149.00%    183.49%     173.92%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON APRIL 19, 1996, THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND VOTED TO APPROVE A TAX-FREE REORGANIZATION OF THE TURNER FUNDS. IN CONNECTION WITH THE REORGANIZATION, THE FUNDS CHANGED THEIR FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1996.

(2) COMMENCED OPERATIONS ON FEBRUARY 7, 1994.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER MICRO CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                        1999(1)              1998(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $9.88               $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                             (0.05)               (0.04)

   Net Gains or Losses on Securities (both realized and unrealized)         11.26                (0.08)

   Total From Investment Operations                                         11.21                (0.12)

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                      --                   --

   Distributions (from capital gains)                                          --                   --

   Total Distributions                                                         --                   --

   Net Asset Value, End of Period                                          $21.09                $9.88

TOTAL RETURN+                                                              113.46%               (1.20)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                        $12,963               $2,843

   Ratio of Expenses to Average Net Assets
    (including directed brokerage arrangements)                              0.90%                1.25%*

   Ratio of Expenses to Average Net Assets
    (including waivers and reimbursements)                                   0.90%                1.25%*

   Ratio of Net Income (Loss) to Average Net Assets                         (0.47)%              (0.64)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                                  2.86%                8.18%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                                 (2.43)%              (7.57)%*

   Portfolio Turnover Rate                                                 239.32%              128.53%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND (THE "FUNDS") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER MICRO CAP GROWTH FUND.

(2) COMMENCED OPERATIONS ON MARCH 1, 1998.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 35

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER TOP 20 FUND
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                                            (0.02)

Net Gains or Losses on Securities (both realized and unrealized)         4.01

Total From Investment Operations                                         3.99

LESS DISTRIBUTIONS

Dividends (from net investment income)                                     --

Distributions (from capital gains)                                         --

Total Distributions                                                        --

Net Asset Value, End of Period                                        $ 13.99

TOTAL RETURN+                                                           39.90%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000)                                       $16,112

   Ratio of Expenses to Average Net Assets
     (including directed brokerage arrangements)                         1.35%*

   Ratio of Expenses to Average Net Assets
     (including waivers and reimbursements)                              1.35%*

   Ratio of Net Income (Loss) to Average Net Assets                     (0.87)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                              2.55%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                             (2.07)%*

   Portfolio Turnover Rate                                             369.11%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JULY 1, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER TECHNOLOGY FUND
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                   1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                                           (0.02)

Net Gains or Losses on Securities (both realized and unrealized)        4.08

Total From Investment Operations                                        4.06

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                 --

   Distributions (from capital gains)                                     --

   Total Distributions                                                    --

   Net Asset Value, End of Period                                     $14.06

TOTAL RETURN+                                                          40.60%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                    $8,296

   Ratio of Expenses to Average Net Assets
     (including directed brokerage arrangements)                        1.35%*

   Ratio of Expenses to Average Net Assets
     (including waivers and reimbursements)                             1.35%*

   Ratio of Net Income (Loss) to Average Net Assets                    (0.87)%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                             3.89%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                            (3.41)%*

   Portfolio Turnover Rate                                            317.32%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JULY 1, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 37

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO-CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                    1999(2)      1998(3)      1998(4)       1997        1996        1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.09       $10.08       $10.06       $10.03      $9.99        $10.00


INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                 0.54         0.35         0.60         0.60       0.64          0.53

   Net Gains or Losses on Securities
     (both realized and unrealized)                     (0.02)          --         0.02         0.03       0.05         (0.02)

   Total From Investment Operations                      0.52         0.35         0.62         0.63       0.69          0.51

LESS DISTRIBUTIONS

   Dividends (from net investment income)               (0.56)       (0.33)       (0.60)       (0.60)     (0.65)        (0.52)

   Distributions (from capital gains)                      --        (0.01)          --           --         --            --

   Total Distributions                                  (0.56)       (0.34)       (0.60)       (0.60)     (0.65)        (0.52)

   Net Asset Value, End of Period                      $10.05       $10.09       $10.08       $10.06     $10.03         $9.99

   TOTAL RETURN+                                         5.34%        3.50%        6.34%        6.32%      7.09%         5.21%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                     $3,207       $  991       $1,195       $  864      $ 398         $ 145

   Ratio of Expenses to Average Net Assets               0.00%        0.00%*       0.00%        0.00%      0.00%         0.00%

   Ratio of Net Income to Average Net Assets             5.50%        5.88%*       5.97%        5.91%      6.46%         5.74%

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)              6.53%       10.83%*       8.83%       10.25%     16.47%        27.89%

   Ratio of Net Investment Income (Loss) to Average
     Net Assets (excluding waivers and reimbursements)  (1.03)%      (4.95)%*     (2.86)%      (4.34)%   (10.01)%      (22.15)%

Portfolio Turnover Rate                                154.33%       96.56%       68.80%       81.82%        --            --

*    ANNUALIZED

+    RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON MARCH 1, 1998.

(2) ON MAY 24, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO.

(3) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF TIP INSTITUTIONAL FUNDS (FORMERLY, THE SOLON FUNDS) APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS THREE YEAR AND ONE YEAR PORTFOLIOS' YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.

(4) ON JANUARY 22, 1998, SHAREHOLDERS OF BOTH THE THREE YEAR AND ONE YEAR FUNDS APPROVED A CHANGE IN THE ADVISOR FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO-CLASS II SHARES
-------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                      1999(1)             1998(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.11               $10.08

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                   0.47                 0.30

   Net Gains or Losses on Securities (both realized and unrealized)        0.02                 0.03

   Total From Investment Operations                                        0.49                 0.33

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                 (0.50)               (0.30)

   Distributions (from capital gains)                                        --                   --

   Total Distributions                                                    (0.50)               (0.30)

   Net Asset Value, End of Period                                        $10.10               $10.11

TOTAL RETURN+                                                              5.00%                3.26%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                       $3,155                   --

   Ratio of Expenses to Average Net Assets                                 0.23%                0.25%*

   Ratio of Net Income to Average Net Assets                               5.13%                5.63%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                                6.76%               11.08%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                               (1.40)%              (5.20)%*

   Portfolio Turnover Rate                                               154.33%               96.56%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON MAY 24, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO.

(2) COMMENCED OPERATIONS ON FEBRUARY 27, 1998

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 39
--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO-CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                1999(4)         1998(2)         1998(3)        1997        1996       1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 10.25         $ 10.10         $ 10.00       $ 10.04    $   9.80     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income                                0.55            0.35            0.59          0.58        0.60        0.61

   Net Gains or Losses on Securities
     (both realized and unrealized)                 (0.27)           0.15            0.10         (0.01)       0.23       (0.22)

   Total From Investment Operations                  0.28            0.50            0.69          0.57        0.83        0.39

LESS DISTRIBUTIONS

   Dividends (from net investment income)           (0.55)          (0.34)          (0.59)        (0.59)      (0.59)      (0.59)

   Distributions (from capital gains)               (0.14)          (0.01)             --         (0.02)         --          --

   Total Distributions                              (0.69)          (0.35)          (0.59)        (0.61)      (0.59)      (0.59)

Net Asset Value, End of Period                    $  9.84         $ 10.25         $ 10.10       $ 10.00    $  10.04     $  9.80

TOTAL RETURN+                                        2.89%           5.09%           7.07%         5.45%       8.73%       4.08%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                $38,687         $12,015         $15,544       $17,809    $ 11,027     $ 7,065

   Ratio of Expenses to Average Net Assets           0.24%           0.24%*          0.24%         0.24%       0.24%       0.15%

   Ratio of Net Income to Average Net Assets         6.21%           5.84%*          5.85%         5.80%       6.18%       6.21%

   Ratio of Expenses to Average Net Assets
    (excluding waivers and reimbursements)           1.31%           1.49%*          1.21%         1.21%       1.45%       1.18%

   Ratio of Net Investment Income (Loss) to
    Average Net Assets (excluding waivers
    and reimbursements)                              5.14%           4.59%*          4.88%         4.83%       4.97%       5.18%

Interest expense                                       --              --              --          0.02%       0.12%       0.04%

Average debt per share during the period (5)           --              --              --       $  0.04       $0.28     $  0.08

Average debt outstanding during the period (5) (6)     --              --              --       $56,238    $256,115     $75,604

Portfolio Turnover Rate                            257.98%         121.63%         279.00%       251.00%     197.03%     405.00%

*   ANNUALIZED
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON MARCH 1, 1998.
(2) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF TIP INSTITUTIONAL FUNDS (FORMERLY, THE SOLON FUNDS) APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS THREE YEAR AND ONE YEAR PORTFOLIOS' YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.
(3) ON JANUARY 22, 1998, SHAREHOLDERS OF BOTH THE THREE YEAR AND ONE YEAR FUNDS APPROVED A CHANGE IN THE ADVISOR FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.
(4) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO (THE "FUNDS") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO.
(5) AVERAGE BASED UPON AMOUNTS OUTSTANDING AT EACH MONTH END.
(6) THERE WAS NO DEBT OUTSTANDING AT THE END OF ANY PERIOD PRESENTED.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40 PROSPECTUS

--------------------------------------------------------------------------------
TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO-CLASS II SHARES
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.95

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                 0.68

   Net Gains or Losses on Securities (both realized and unrealized)     (0.13)

   Total From Investment Operations                                      0.55

LESS DISTRIBUTIONS

   Dividends (from net investment income)                                (0.70)

   Distributions (from capital gains)                                       --

   Total Distributions                                                   (0.70)

   Net Asset Value, End of Period                                        $9.80

TOTAL RETURN+                                                             5.64%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                       $  87

   Ratio of Expenses to Average Net Assets                                0.48%*

   Ratio of Net Income to Average Net Assets                              5.71%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                               0.95%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                               5.24%*

   Portfolio Turnover Rate                                              257.98%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON APRIL 28, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   PROSPECTUS 41

--------------------------------------------------------------------------------
                                               TURNER FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


TURNER CORE HIGH QUALITY FIXED INCOME FUND
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1999(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                 0.14

   Net Gains or Losses on Securities (both realized and unrealized)     (0.09)

   Total From Investment Operations                                      0.05

LESS DISTRIBUTIONS

   Dividends (from net investment income)                               (0.14)

   Distributions (from capital gains)                                      --

   Total Distributions                                                  (0.14)

   Net Asset Value, End of Period                                     $  9.91

TOTAL RETURN+                                                            0.48%

RATIOS/SUPPLEMENTAL DATA


   Net Assets, End of Period (000)                                    $10,009

   Ratio of Expenses to Average Net Assets                               0.45%*

   Ratio of Net Income to Average Net Assets                             5.67%*

   Ratio of Expenses to Average Net Assets
     (excluding waivers and reimbursements)                              1.99%*

   Ratio of Net Investment Income (Loss) to Average Net Assets
     (excluding waivers and reimbursements)                              4.13%*

   Portfolio Turnover Rate                                              39.70%

*   ANNUALIZED

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JULY 1, 1999.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    TIP FUNDS

                               INVESTMENT ADVISER
                        Turner Investment Partners, Inc.
                              1235 Westlakes Drive
                                   Suite 350
                                Berwyn, PA 19312

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP


More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

[BULLET] BY TELEPHONE: Call 1-800-224-6312

[BULLET] BY MAIL: Write to TIP Funds at
                  P.O. Box 219805
                  Kansas City, MO  64141-6805

[BULLET] BY INTERNET:  http://www.turner-invest.com

[BULLET] FROM THE SEC: You can also obtain the SAI or the Annual and
                       Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-07527.

TUR-F-030-05

                                    TIP FUNDS

                       TURNER LARGE CAP GROWTH EQUITY FUND
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                      TURNER FOCUSED LARGE CAP EQUITY FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                        TURNER INTERNATIONAL GROWTH FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND
                          TIP TARGET SELECT EQUITY FUND

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.


This Statement of Additional Information is not a prospectus and relates only to the Turner Large Cap Growth Equity Fund ("Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Focused Large Cap Equity Fund ("Focused Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner International Growth Fund ("International Fund"), Turner Short Duration Government Funds - One Year Fund ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund ("Fixed Income Fund"), and the TIP Target Select Equity Fund ("Target Select Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectuses dated January 31, 2000. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST ...................................................................S-2
INVESTMENT OBJECTIVES........................................................S-2
INVESTMENT POLICIES..........................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................S-9
INVESTMENT LIMITATIONS......................................................S-23
THE ADVISER.................................................................S-25
THE ADMINISTRATOR...........................................................S-28
DISTRIBUTION AND SHAREHOLDER SERVICES.......................................S-30
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-30
COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-33
PURCHASE AND REDEMPTION OF SHARES...........................................S-35
DETERMINATION OF NET ASSET VALUE............................................S-36
TAXES.......................................................................S-36
PORTFOLIO TRANSACTIONS......................................................S-39
VOTING......................................................................S-42
DESCRIPTION OF SHARES.......................................................S-43
SHAREHOLDER LIABILITY.......................................................S-43
LIMITATION OF TRUSTEES' LIABILITY...........................................S-43
5% SHAREHOLDERS.............................................................S-43
CUSTODIAN...................................................................S-48
EXPERTS.....................................................................S-48
LEGAL COUNSEL...............................................................S-48
FINANCIAL STATEMENTS........................................................S-48
APPENDIX.....................................................................A-1

January 31, 2000

THE TRUST

This Statement of Additional Information relates only to the Turner Large Cap Growth Equity Fund ("Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Focused Large Cap Equity Fund ("Focused Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner International Growth Fund ("International Growth Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund, ("Fixed Income Fund"), and TIP Target Select Equity Fund ("Target Select Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the One Year Portfolio or the Three Year Portfolio through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Class I Shares. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.


On January 29, 1999, the Micro Cap Fund and the Three Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. On June 30, 1999, the One Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Funds - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Select Financial Services Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES

TURNER LARGE CAP GROWTH EQUITY FUND -- The Large Cap Fund seeks capital appreciation.

TURNER GROWTH EQUITY FUND -- The Growth Equity Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND -- The Midcap Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund seeks capital appreciation.

TURNER FOCUSED LARGE CAP EQUITY FUND -- The Focused Fund seeks long-term capital appreciation.

TURNER TOP 20 FUND -- The Top 20 Fund seeks long-term capital appreciation.

TURNER TECHNOLOGY FUND -- The Technology Fund seeks long-term capital appreciation.

TURNER INTERNATIONAL GROWTH FUND -- The International Fund seeks long-term capital appreciation.

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Turner Investment Partners, Inc. (the "Adviser") seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

TURNER CORE HIGH QUALITY FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

TIP TARGET SELECT EQUITY FUND -- The Target Select Fund seeks long term growth of capital primarily from investment in U.S. equity securities.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER LARGE CAP GROWTH EQUITY FUND--The Large Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $10 billion that the Adviser, believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 200 Growth Index is the Fund's current benchmark. Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, and they may invest up to 10% of its total assets in American Depository Receipts "ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER GROWTH EQUITY FUND--The Growth Equity Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of common stocks that the Adviser believes to have potential for strong growth in earnings and to be reasonably valued at the time of purchase. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings of the

Russell 1000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MIDCAP GROWTH FUND--The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $8 billion that the Adviser believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND--The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $2 billion. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $350 million. The Fund will not hold securities with market capitalizations over $1 billion. The Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 2000 Growth Index is the Fund's current benchmark. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TURNER FOCUSED LARGE CAP EQUITY FUND--The Focused Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $5 billion that the Adviser, believes to have strong earnings growth potential. Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, convertible and preferred stocks, and in ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities. The Fund's overall portfolio will contain a total of 15-30 stocks of Turner's best large capitalization ideas.

TURNER TOP 20 FUND--The Top 20 Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers with a variety of sectors and market capitalizations that the Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities.

TURNER TECHNOLOGY FUND -- The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the technology companies that the Fund will invest in will be located in the U.S.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER INTERNATIONAL GROWTH FUND -- The International Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of ADRs and equity securities of non-U.S. issuers.

Under normal circumstances, at least 80% of the International Fund's assets will be invested in ADRs and equity securities of non-U.S. issuers located in at least three countries other than the United States. Most of the securities that the Fund will invest in will be located in Europe and other developed foreign countries.

Certain securities of non-U.S. issuers purchased by the Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO (TOGETHER, THE "SHORT DURATION FUNDS") -- Under normal market conditions, each Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by Standard and Poor's Corporation ("S&P") (AAA, AA or A), Moody's Investor Services ("Moody's") (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Funds invest. In addition, the Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER CORE HIGH QUALITY FIXED INCOME FUND--The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.

For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fund's total assets.

TIP TARGET SELECT EQUITY FUND -- The Adviser and Sub-Advisers of the Target Select Fund will each invest in a maximum of 20 equity securities and as few as 10 that they believe have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of four outstanding money-management firms. The Adviser and Sub-Advisers will manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each manager by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of companies that are headquartered in the United States or do business both in the United States and abroad. Those securities, however, will be traded principally in the United States equity market. Selection of equity securities will not be restricted by market capitalization, and the Fund's Adviser and Sub-Advisers will employ their own proprietary investment processes in managing assets.

Any remaining assets of the Fund may be invested in securities of foreign issuers, shares of other investment companies, ADRs and real estate investment trusts ("REITs"). The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act, and purchase fixed income securities, including securities rated below investment grade. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%.

Under normal circumstances, the Adviser and each of the Sub-Advisers may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such Instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser and each Sub-Adviser may invest up to 100% of the assets under their management in money market instruments and in cash.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Large Cap, Midcap and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The

Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Three Year Portfolio would not be comparable or less than that of a three-year U.S. Treasury note, respectively.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa by Moody's and/or lower than BBB by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES

The descriptions below are intended to supplement the discussion in the Prospectus.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.

PAYMENT EXPECTATIONS

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though the such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government;
(iii) high-quality commercial paper issued by U.S. and foreign corporations;
(iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally or mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Target Select, Top 20 and Focused Funds are a non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although the Adviser or the Sub-Advisers generally do not intend to invest more than 5% of a

Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that each Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Trust purchases, which could have an impact on the value of your investment.


ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets and does not apply to the Top 20, Focused and Target Select Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.


THE ADVISER

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of December 31, 1999, the Adviser had discretionary management authority with respect to approximately $5.61 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Target Select Fund's Sub-Advisers, and directly manages assets of the Fund not allocated to the Sub-Advisers.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid (had reimbursed) the following advisory fees:


                                        Advisory Fees Paid                          Advisory Fees Waived
                            -------------------------------------------- -------------------------------------------
                                 1997           1998          1999           1997          1998           1999
                            -------------- -------------- -------------- ------------- ------------- ---------------
Large Cap Fund                $      0        ($79,930)    $  (49,999)     $ 2,281       $ 15,530        $56,778
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Growth Equity Fund            $694,046      $  664,499     $  987,424      $24,250       $ 76,793        $     0
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Midcap Fund                   $      0      $   92,465     $  521,612      $13,244       $ 42,799        $ 2,444
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Small Cap Fund                $762,604      $1,458,689     $1,940,749      $73,594       $226,626        $66,830
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Micro Cap Fund                    *         $  (97,006)    $  (63,745)         *         $ 16,354        $67,820
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Focused Fund                      *              *              *              *             *              *
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Top 20 Fund                       *              *         $    7,100          *             *           $18,763
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Technology Fund                   *              *         $   (6,578)         *             *           $12,267
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
International Fund                *              *              *              *             *              *
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
One Year Portfolio           Fiscal Year      Fiscal       ($116,124)    Fiscal Year      Fiscal         $ 4,624
                            Ended 2/28/98  Period Ended                     Ended         Period
                             ($94,700)        9/30/98                      2/28/98        Ended
                                            ($67,178)                      $2,792       9/30/98
                                                                                         $1,596
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Three Year Portfolio         Fiscal Year      Fiscal       ($165,234)    Fiscal Year      Fiscal         $50,673
                            Ended 2/28/98  Period Ended                     Ended         Period
                             ($117,540)       9/30/98                      2/28/98        Ended
                                             ($80,828)                     $41,761       9/30/98
                                                                                         $20,056
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Fixed Income Fund                 *              *          ($15,843)         *             *            $12,322
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Target Select Fund                *          ($47,875)     ($104,563)         *           $6,656         $13,999
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------

* Not in operation during the period.



As described in the prospectus, the Focused Large Cap, Top 20, Technology and International Growth Funds are subject to base investment advisory fees that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:



--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
FUND                  BENCHMARK          REQUIRED EXCESS    BASE ADVISORY FEE  HIGHEST POSSIBLE   LOWEST POSSIBLE
                                         PERFORMANCE                           ADVISORY FEE       ADVISORY FEE
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Focused               S&P 500 Index          +/- 2.5%             1.00%              1.30%              .70%
Fund
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------


--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Top 20 Fund           S&P 500 Index          +/- 2.5%             1.10%              1.50%              .70%
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Technology Fund       PSE Technology         +/- 2.0%             1.10%              1.50%              .70%
                      Index
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
International         MSCI EAFE Index        +/- 2.0%             1.00%              1.30%              .70%
Fund
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

The performance adjustment works as follows: If the Top 20 Fund outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.


THE SUB-ADVISERS


The Target Select Fund currently has three Sub-Advisers -- Clover Capital Management, Inc., Penn Capital Management Company, Inc., and Chartwell Investment Partners (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund allocated to it. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-30% of the Fund's total assets.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14354, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. Michael Jones, Managing Director of Clover Capital, is the portfolio manager of the portion of the Fund's assets managed by Clover Capital. As of December 31, 1999, Clover Capital had discretionary management authority with respect to approximately $1.4 billion of assets. In addition to sub-advising the Fund and the Clover Funds, separate investment portfolios of the Trust, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. For the fiscal year ended September 30, 1999, Clover received investment sub-advisory fees of 0.00%.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("Penn Capital"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital and portfolio manager of the portion of the assets of the Fund managed by Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of December 31, 1999, Penn Capital had assets under management of approximately $450 million. Penn Capital employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds. In addition, Penn Capital serves as investment adviser to the Penn Capital Funds, three separate portfolios of the Trust. For the fiscal year ended September 30, 1999, Penn Capital received investment subadvisory fees of 0.00%.

CHARTWELL INVESTMENT PARTNERS ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in 1997 and registered as an investment adviser under the Investment Advisers Act. Chartwell was founded by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. Chartwell currently manages approximately $3.7 billion in assets for institutional clients. For the fiscal year ended September 30, 1999, Chartwell received investment sub-advisory fees of 0.00%.


THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


The Administrator, a Massachusetts business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop

Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and UAM Funds, Inc. II.


For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid the following administrative fees (net of waivers):



                                 ---------------------------------------------------------
                                               Administrative Fees Paid
                                 ---------------------------------------------------------
                                      1997                1998               1999
-------------------------------- ------------------ ------------------- ------------------
Large Cap Fund                      $  3,057            $ 31,129           $ 65,307
-------------------------------- ------------------ ------------------- ------------------
Growth Equity Fund                  $110,759            $114,049           $117,203
-------------------------------- ------------------ ------------------- ------------------
Midcap Fund                         $  9,404            $ 46,823           $ 70,403
-------------------------------- ------------------ ------------------- ------------------
Small Cap Fund                      $ 98,104            $181,597           $175,795
-------------------------------- ------------------ ------------------- ------------------
Micro Cap Fund                           *              $ 42,470           $ 68,309
-------------------------------- ------------------ ------------------- ------------------
Focused Fund                             *                  *                   *
-------------------------------- ------------------ ------------------- ------------------
Top 20 Fund                              *                  *              $  6,411
-------------------------------- ------------------ ------------------- ------------------
Technology Fund                          *                  *              $  6,411
-------------------------------- ------------------ ------------------- ------------------
International Fund                       *                  *                   *
-------------------------------- ------------------ ------------------- ------------------
One Year Portfolio                  Fiscal Year       Fiscal Period        $ 16,902
                                   Ended 2/28/98      Ended 9/30/98
                                       $802                $510
-------------------------------- ------------------ ------------------- ------------------
Three Year Portfolio                Fiscal Year       Fiscal Period        $ 46,462
                                   Ended 2/28/98      Ended 9/30/98
                                      $11,964             $6,418
-------------------------------- ------------------ ------------------- ------------------
Fixed Income Fund                        *                  *              $  6,411
-------------------------------- ------------------ ------------------- ------------------
Target Select Fund                       *              $    0             $ 85,433
-------------------------------- ------------------ ------------------- ------------------

* Not in operation during the period.


DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the

Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Funds have adopted a shareholder service plan for Shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), retired.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.

EDWARD T. SEARLE (DOB 04/03/54) - Vice President and Assistant Secretary - Employed by SEI Investments since August 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Drinker Biddle & Reath LLP, 1998-1999. Associate at Ballard, Andrews & Ingersoll, LLP, 1995-1998.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments Company since 1991.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor, since 1995.

                        -------------------------------

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.


-------------------------------- ---------------------- ------------------ -------------- --------------------------
                                       Aggregate           Pension or        Estimated     Total Compensation From
                                   Compensation From       Retirement         Annual         Registrant and Fund
        Name of Person,           Registrant for the    Benefits Accrued     Benefits     Complex Paid to Trustees
           Position                Fiscal Year Ended     as Part of Fund       Upon          for the Fiscal Year
                                  September 30, 1999        Expenses        Retirement    Ended September 30, 1999
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Robert Turner*                            $0                   N/A              N/A         $0 for service on two
                                                                                                   Boards
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Richard A. Hocker*                        $0                   N/A              N/A         $0 for service on one
                                                                                                    Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Michael E. Jones*                          $0                  N/A              N/A         $0 for service on one
                                                                                                    Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Alfred C. Salvato**                      $8,000                N/A              N/A        $14,000 for service on
                                                                                                 two Boards
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Janet F. Sansone**                       $9,775                N/A              N/A         $9,775 for service on
                                                                                                  one Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------
John T. Wholihan**                       $10,538               N/A              N/A        $10,538 for service on
                                                                                                  one Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------


* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.
** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b ' expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 1999 were as follows:



      ----------------------------------- ----------------------- -----------------------
                     Fund                         Class                30-Day Yield
      ----------------------------------- ----------------------- -----------------------
      Large Cap Fund                      Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Growth Equity Fund                  Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Midcap Fund                         Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Small Cap Fund                      Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Micro Cap Fund                      Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Focused Fund                        Class I                           *
      ----------------------------------- ----------------------- -----------------------
      Top 20 Fund                         Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Technology Fund                     Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      International Fund                  Class I                           *
      ----------------------------------- ----------------------- -----------------------
      One Year Portfolio                  Class I                         5.30%
      ----------------------------------- ----------------------- -----------------------
      One Year Portfolio                  Class II                        5.04%
      ----------------------------------- ----------------------- -----------------------
      Three Year Portfolio                Class I                         5.85%
      ----------------------------------- ----------------------- -----------------------
      Three Year Portfolio                Class II                        5.62%
      ----------------------------------- ----------------------- -----------------------
      Fixed Income Fund                   Class I                         5.96%
      ----------------------------------- ----------------------- -----------------------
      Target Select Fund                  Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------

                *Not in operation during the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 1999, and for the one and five year periods ended September 30, 1999, were as follows:


-------------------------- ------------- ------------------------------------------------------
                                                     Average Annual Total Return
                                         ------------------------------------------------------
                              Class        One Year           Five Year        Since Inception
-------------------------- ------------- ---------------- ------------------ ------------------
Large Cap Fund             Class I           42.97%               *               31.15%
-------------------------- ------------- ---------------- ------------------ ------------------
Growth Equity Fund         Class I           38.16%            24.63%             19.17%
-------------------------- ------------- ---------------- ------------------ ------------------
Midcap Fund                Class I           84.07%               *               38.93%
-------------------------- ------------- ---------------- ------------------ ------------------
Small Cap Fund             Class I           59.14%            29.26%             26.63%
-------------------------- ------------- ---------------- ------------------ ------------------
Micro Cap Fund             Class I          113.46%              *               59.94%
-------------------------- ------------- ---------------- ------------------ ------------------
Focused Fund               Class I              *                 *                  *
-------------------------- ------------- ---------------- ------------------ ------------------
Top 20 Fund                Class I              *                 *               39.90%**
-------------------------- ------------- ---------------- ------------------ ------------------
Technology Fund            Class I              *                 *               40.60%**
-------------------------- ------------- ---------------- ------------------ ------------------
International Fund         Class I              *                 *                  *
-------------------------- ------------- ---------------- ------------------ ------------------
One Year Portfolio         Class I            5.34%             6.33%              6.08%
-------------------------- ------------- ---------------- ------------------ ------------------
One Year Portfolio         Class II           5.00%               *                5.22%
-------------------------- ------------- ---------------- ------------------ ------------------
Three Year Portfolio       Class I            2.89%             6.56%              6.02%
-------------------------- ------------- ---------------- ------------------ ------------------
Three Year Portfolio       Class II             *                 *                5.64%**
-------------------------- ------------- ---------------- ------------------ ------------------
Fixed Income Fund          Class I              *                 *                0.48%**
-------------------------- ------------- ---------------- ------------------ ------------------
Target Select Fund         Class I           80.04%               *               42.77%
-------------------------- ------------- ---------------- ------------------ ------------------

 *Not in operation during the period.

**These returns have not been annualized.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940

Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds' portfolio turnover rates were as follows:

--------------------------------- ----------------------------------------------------------------------------------
                                                               Portfolio Turnover Rate
                                  ----------------------------------------------------------------------------------
                                             1997                       1998                        1999
--------------------------------- --------------------------- -------------------------- ---------------------------
Large Cap Fund                             346.47%                     234.93%                    370.71%
--------------------------------- --------------------------- -------------------------- ---------------------------
Growth Equity Fund                         178.21%                     249.58%                    328.26%
--------------------------------- --------------------------- -------------------------- ---------------------------
Midcap Fund                                348.29%                     304.29%                    290.79%
--------------------------------- --------------------------- -------------------------- ---------------------------
Small Cap Fund                             130.68%                     167.73%                    223.61%
--------------------------------- --------------------------- -------------------------- ---------------------------
Micro Cap Fund                                *                        128.53%                    239.32%
--------------------------------- --------------------------- -------------------------- ---------------------------
Focused Fund                                  *                           *                          *
--------------------------------- --------------------------- -------------------------- ---------------------------
Top 20 Fund                                   *                           *                       369.11%
--------------------------------- --------------------------- -------------------------- ---------------------------
Technology Fund                               *                           *                       317.32%
--------------------------------- --------------------------- -------------------------- ---------------------------
International Fund                            *                           *                          *
--------------------------------- --------------------------- -------------------------- ---------------------------
One Year Portfolio -                 For the Fiscal Year        For the Fiscal Period             154.33%
  Class I Shares                        Ended 2/28/98               Ended 9/30/98
                                            68.80%                     96.56%
--------------------------------- --------------------------- -------------------------- ---------------------------
One Year Portfolio -                          *                           *                       154.33%
  Class II Shares
--------------------------------- --------------------------- -------------------------- ---------------------------



                                      S-39


--------------------------------- --------------------------- -------------------------- ---------------------------
Three Year Portfolio -                For the Fiscal Year      For the Fiscal Period             257.98%
  Class I Shares                        Ended  2/28/98              Ended 9/30/98
                                           197.03%                     121.63%
--------------------------------- --------------------------- -------------------------- ---------------------------
Three Year Portfolio -                        *                           *                      257.98%
  Class II Shares
--------------------------------- --------------------------- -------------------------- ---------------------------
Fixed Income Fund                             *                           *                       39.70%
--------------------------------- --------------------------- -------------------------- ---------------------------
Target Select Fund                            *                        803.02%                 1,279.40%
--------------------------------- --------------------------- -------------------------- ---------------------------


* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.



The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1997, 1998, and 1999 were as follows:

------------------------------- -----------------------------------------------------------
                                Total Dollar Amount of Brokerage Commissions Paid
                                -----------------------------------------------------------
                                       1997                1998                1999
------------------------------- ------------------- ------------------- -------------------
Large Cap Fund                       $  2,586            $ 10,622             $43,087
------------------------------- ------------------- ------------------- -------------------
Growth Equity Fund                   $335,291            $464,404            $671,953
------------------------------- ------------------- ------------------- -------------------
Midcap Fund                          $ 17,029            $123,834            $352,280
------------------------------- ------------------- ------------------- -------------------
Small Cap Fund                       $235,029            $465,825            $546,802
------------------------------- ------------------- ------------------- -------------------
Micro Cap Fund                          *                $  6,974            $ 36,683
------------------------------- ------------------- ------------------- -------------------
Focused Fund                            *                   *                   *
------------------------------- ------------------- ------------------- -------------------
Top 20 Fund                             *                   *                $ 57,574
------------------------------- ------------------- ------------------- -------------------
Technology Fund                         *                   *                $ 13,527
------------------------------- ------------------- ------------------- -------------------
International Fund                      *                   *                   *
------------------------------- ------------------- ------------------- -------------------
One Year Portfolio                     N/A                 N/A               $     69
------------------------------- ------------------- ------------------- -------------------
Three Year Portfolio                   N/A                 N/A               $    141
------------------------------- ------------------- ------------------- -------------------
Fixed Income Fund                       *                   *                $     64
------------------------------- ------------------- ------------------- -------------------
Target Select Fund                      *                $ 13,856            $ 28,450
------------------------------- ------------------- ------------------- -------------------

*Not in operation during the period.

The total amount of securities of each Broker/Dealer held by each Fund for the fiscal year ended September 30, 1999 were as follows:


--------------------------------- ------------------------- --------------------------- ---------------------------
                                                            TOTAL AMOUNT OF
                                                            SECURITIES HELD BY EACH
FUND                               NAME OF BROKER/DEALER    FUND                        TYPE OF SECURITY
--------------------------------- ------------------------- --------------------------- ---------------------------
Large Cap Fund                    Morgan Stanley            $     76,151.24              Repurchase Agreement
--------------------------------- ------------------------- --------------------------- ---------------------------
Growth Fund                       Morgan Stanley            $  2,713,821.44              Repurchase Agreement
                                  Goldman Sachs             $    703,940.00              Common Stock
--------------------------------- ------------------------- --------------------------- ---------------------------
Midcap Fund                       J.P. Morgan               $  4,451,363.63              Repurchase Agreement
                                  Lehman Brothers           $  1,509,127.50              Common Stock
--------------------------------- ------------------------- --------------------------- ---------------------------
Small Cap Fund                    J. P. Morgan              $ 12,767,113.96              Repurchase Agreement
                                  Hambrecht and Quist       $  3,220.576.88              Common Stock
                                  Legg Mason Inc.           $  1,263,163.13              Common Stock
                                  Raymond James Fin. Corp.  $  1,026,980.63              Common Stock
--------------------------------- ------------------------- --------------------------- ---------------------------
Micro Cap Fund                    Morgan Stanley            $    413,708.25              Repurchase Agreement
--------------------------------- ------------------------- --------------------------- ---------------------------


VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


5% SHAREHOLDERS

As of January 3, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.



                                                                                                     PERCENTAGE
                                         NAME AND ADDRESS                              NUMBER OF      OF FUND'S
       FUND                             OF BENEFICIAL OWNER                             SHARES         SHARES
Turner Large Cap Growth Equity   Charles Schwab & Co. Inc.                            326,965.2330      23.50%
Fund                             Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209

                                 Connecticut General Life Insurance Co.               897,202.2430      64.49%
                                 Attn: Carmen Rivera - H19B
                                 280 Trumbull Street
                                 Hartford, CT 06103-3509

Turner Growth Equity Fund        Saxon & Co. TTEE                                     650,412.9000       5.53%
                                 FBO C/F
                                 Duane Morris & Heckscher LLP
                                 A/C# 20-35-002-1029077
                                 P.O. Box 7780-1888
                                 Philadelphia, PA  19182-0001

                                 Retirement Plan for Employees of                     906,465.6020       7.71%
                                 Bridgeport Hospital
                                 C/O People's Bank Trust Dept.
                                 850 Main Street 13th Fl
                                 Bridgeport, CT 06604-4917

                                 Charles Schwab & Co. Inc.                          2,057,015.3710      17.50%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 First Union National Bank                          4,379,385.6290      37.26%
                                 FBO Sheet Metal Workers Local #19
                                 Annuity Self Directed Fund
                                 A/C# 1546002697
                                 CMG NC-1157
                                 1525 W. WT Harris Blvd.
                                 Charlotte, NC  28262-8522

Turner Midcap Growth Fund        Charles Schwab & Co. Inc.                          3,837,971.6920      41.82%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO  80209

                                 Copeland Associates                                  696,786.5820       7.59%
                                 Smith Barney Corporate Trust Co.
                                 2 Tower Center Blvd., Box 1063
                                 East Brunswick, NJ 08816-3155

Turner Small Cap Growth Fund     Charles Schwab & Co. Inc.                          5,208,084.2850      56.95%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO 80209


                                      S-43


Turner Micro Cap Growth          Charles Schwab & Co. Inc.                            562,123.9250      29.24%
Institutional Class              Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Donaldson Lufkin Jenrette                            123,944.9990       6.45%
                                 SECS Corp.
                                 Pershing Division
                                 P. O. Box 2052
                                 Jersey City, NJ 07399

                                 National Investors Services Corp.                    410,344.6040      21.35%
                                 FBBO Our Customers
                                 55 Water Street, Floor 12
                                 New York, NY 10041-3299

Turner Top 20 Fund               Charles Schwab & Co Inc.                           1,305,403.5240      40.36%
                                 Attn:  Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO, 80209

                                 National Investors Services Corp                     198,893.0500       6.15%
                                 FBBO Our Customers
                                 55 Water Street,  Fl. 12
                                 New York, NY 10041-1299

Turner Technology Fund           Charles Schwab and Co. Inc                           794,322.0860      52.04%
                                 Attn:  Mutual Funds/ Team S
                                 4500 Cherry Creek Dr. S., Fl. 3
                                 Denver, CO 80209

                                 National Investors Services Corp                     210,006.4770      13.76%
                                 FBBO Our Customers
                                 55 Water St. Fl 32
                                 New York, NY, 10041-3299

Turner Short Duration            Charles Schwab & Co. Inc.                            432,182.9190      91.84%
Government Funds - One Year      Attn: Mutual Funds/Team S
Portfolio Class I                4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO  80209

Turner Short Duration            NFSC FBBO # 179-397470                                43,944.8840       6.69%
Government Funds-One Year        Utah Festival Opera Company
Portfolio-Class II               59 S 100 W
                                 Logan, UT, 84321-4515

                                 NFSC FBBO # 379-070386                                54,422.7980       8.28%
                                 BSA Utah National Parks Council
                                 250 W 500 N
                                 Provo, UT, 84501-2819


                                      S-44


                                 NFSC FBBO #379-536272                                 89,197.2250      13.58%
                                 UTA/ATO
                                 Malecker S. Booths
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0820

                                 NFSC Cort Brambled Brent HA                          110,215.6880      16.77%
                                 C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0830

                                 NFSC FBBO #379-503940                                 79,558.2560      12.11%
                                 C. Bramble D B Hales Jay E JE
                                 C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 P.O. Box 30810
                                 Salt Lake City, UT, 84130-0830

Turner Short Duration            Turner Investment Partners                           844,278.8210      21.18%
Government Funds-Three Year      FBO Teamsters Local #837
Portfolio-Class I                Attn:  Bob Gunning
                                 12275 Townsend Rd.
                                 Philadelphia, PA, 19154-1204

                                 First Union National Bank Trust                    1,976,308.6850      49.57%
                                 FBO Sheet Metal Workers #19
                                 A/C #1546002688
                                 CHGJ64 NC1151
                                 1525 West WT Harris Blvd.
                                 Charlotte, NC, 28262

                                 Bryn Mawr                                            861,246.7990      21.60%
                                 Attn: Jerry Berenson
                                 101 N. Merion Ave
                                 Bryn Mawr, PA, 19010-2899

                                 Charles Schwab & Co.                                 236,351.4490       5.93%
                                 101 Montgomery St
                                 San Francisco, CA, 94104-4122

Turner Short Duration            NFSC FBBO #379-503916                                 35,264.1030      14.42%
Government Funds-Three Year      Curt Brambled Brent MA
Portfolio-Class II               C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0810

                                 NFSC FBBO #379-503940                                 24,782.2720      10.13%
                                 C. Bramble, D.B. Hales, Jay E. JE
                                 C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0810


                                      S-45


                                 NFSC FBBO #379-527793                                115,823.4120      47.35%
                                 B.H. Bastian Foundation
                                 Bruce Bastian/Brent Erkelens
                                 U/A 02/19/1999
                                 51 W. Center St. #755
                                 Orem, UT, 84057-4605

                                 NFSC FBBO #379-536172                                 44,855.9670      18.34%
                                 UYA/ATU
                                 N. Halecker S. Booths
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0810

Turner Core High Quality Fixed   Oxford Foundation Inc.                               259,563.6740      25.30%
Income Fund                      2 S. Decatur St.
                                 Strasburg, PA, 17579-1403

                                 Banc of America Securities LLC                       765,207.4200      74.60%
                                 Attn: Mutual Funds-4th Floor
                                 808-96071-16
                                 600 Montgomery St
                                 San Francisco, CA, 94131-2702

TIP Target Select Equity Fund    Charles Schwab & Co. Inc.                             23,811.6980      16.27%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Carolyn Turner TR                                     45,257.0300      30.92%
                                 U/A Robert E. Turner Jr., Trust
                                 9 Horseshoe Lane
                                 Paoli, PA 19301-1909

                                 Robert & Carolyn Turner Foundation                    23,954.2260      16.36%
                                 9 Horseshoe Lane
                                 Paoli, PA 19301-1909

CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS


The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance on their report given on their authority as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.


FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities."

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Subject to Completion
Preliminary Prospectus
Dated March 2, 2000

Vanguard
Growth Equity Fund

Prospectus
_____, 2000

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 1999.

Information contained in this prospectus is g or amendment.
A registration statement for Vanguard Growth Equity Fund has been filed with the Securities and Exchange Commission but has not yet become effective.This new Fund is being formed through the proposed reorganization of an existing fund, known as Turner Growth Equity Fund. Shareholders of Turner Growth Equity Fund may or may not approve the reorganization proposal. If the proposal is not approved by shareholders, the registration statement previously filed for Vanguard Growth Equity Fund will be withdrawn.

Shares of Vanguard Growth Equity Fund may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to buy, nor shall there be any sale of these securities in any states in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A MEMBER OF
THE VANGUARD GROUP[R]

Vanguard Growth Equity Fund
Prospectus
__________ , 2000

A Growth Stock Mutual Fund

CONTENTS

  o Fund Profile

  o Additional Information

  o A Word About Risk

  o Who Should Invest

  o Primary Investment Strategies

  o The Fund and Vanguard

  o Investment Advisers

  o Dividends, Capital Gains, and Taxes

  o Share Price

  o Financial Highlights

  o Investing with Vanguard

  o Services and Account Features

  o Types of Accounts

  o Buying Shares

  o Redeeming Shares

  o Transferring Registration

  o Fund and Account Updates

Glossary (inside back cover)

--------------------------------------------------------------------------------
  Why Reading This Prospectus Is Important
  This prospectus explains the objective, risks, and strategies of Vanguard Growth Equity Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

The following profile summarizes key features of Vanguard Growth Equity Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

INVESTMENT STRATEGIES
The Fund invests primarily in common stocks and other equity securities of U.S. companies with medium and large-capitalizations that are believed to have strong earnings growth potential and to be reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector weightings that approximate those of the Russell 1000 Growth Index.

PRIMARY RISKS
The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. The Fund is also subject to:
[bullet] Investment style risk, which is the chance that returns from medium and large-capitalization growth stocks will trail returns from other asset classes or the overall stock market.
[bullet] Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years, and since inception, compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.*

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------
                              [BAR GRAPH OMITTED]
1993     15.38%
1994     -6.73%
1995     29.96%
1996     19.23%
1997     31.36%
1998     38.07%
1999     53.60%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was _____%.
--------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was 39.67% (quarter ended December 31,1999) and the lowest return for a quarter was -8.85% (quarter ended September 30,1998).

* Prior to ____ 2000, Vanguard Growth Equity Fund was organized as Turner Growth Equity Fund and was sponsored by Turner Investment Partners, LLC, its investment adviser. The reorganization brought the Fund into the Vanguard Group, while maintaining the same investment objective, strategies and adviser.

2

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1999
--------------------------------------------------------------------------------
                                       1 Year     5 Years      Since Inception*
--------------------------------------------------------------------------------
Vanguard Growth Equity Fund            53.60%     33.98%       23.68%
Russell 1000 Growth Index              33.16      34.21        22.08
--------------------------------------------------------------------------------
*March 11, 1992
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on amounts now in effect.*

SHAREHOLDER FEES (FEES PAID directly FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                               None
Sales Charge (Load) Imposed on Reinvested Dividends:                                    None
Redemption Fee:                                                                         None
Exchange Fee:                                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the fund's assets)
Management Expenses:                                                                    ____%
12b-1 Distribution Fee:                                                                 None
Other Expenses:                                                                         ____%
Total Annual Fund Operating Expenses:                                                   0.65%

* The information in the table has been restated to reflect current expenses rather than last year's expenses because these amounts changed materially when the Fund became a member of The Vanguard Group on ____, 2000.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
1 Year              3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
$----               $----            $----            $----
--------------------------------------------------------------------------------

   This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

PLAIN TALK ABOUT Fund Expenses All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Growth Equity Fund's estimated expense ratio for its first full year of operations as a Vanguard fund is 0.65%, or $6.50 per $1,000 of average net assets. The average growth and equity mutual fund had expenses in 1999 of _____%, or $_____ per $1,000 of average net assets, (derived from data provided by Lipper Inc., which reports on the mutual fund industry)*.

                                PLAIN TALK ABOUT
                             The Costs of Investing
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

Additional Information
Dividends and Capital Gains
Distributed ____________
Investment Adviser
Turner Investment Partners, Inc.
Berwyn, PA, since inception
Inception Date
March 11, 1992
Net Assets as of September 30, 1999
$142.8 million
Suitable for IRAs
Yes
Minimum Initial Investment
$10,000; $1,000 for IRAs and custodial accounts for minors
Newspaper Abbreviation
-------
Vanguard Fund Number
-------
Cusip Number
-------
Ticker Symbol
-------

--------------------------------------------------------------------------------
A Word About Risk

This prospectus describes risks you would face as an investor in Vanguard Growth Equity Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Growth Equity Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
   Look for this [FLAG SYMBOL] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------

4

Who Should Invest
The Fund may be a suitable investment for you if:
[bullet] You wish to add a growth equity fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
[bullet] You are seeking growth of capital over the long term--at least five years.
[bullet] You are not looking for current income.
[bullet] You are seeking a fund that emphasizes companies with established records of growth.

   The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

                                PLAIN TALK ABOUT
                             Costs and Market-Timing
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   The Fund has adopted the following policies, among others, to discourage short-term trading:
[bullet] The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
[bullet] There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).
[bullet] The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                          Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, and book value. Generally, growth stocks have below-average dividend yields relative to value stocks. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.

Primary Investment Strategies
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term capital appreciation. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund.
The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

                                PLAIN TALK ABOUT
                    Large-Cap, Mid-Cap, and Small-Cap Stocks
Stocks of publicly traded companies--and mutual funds that hold these stocks-- can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.

Market Exposure
The Fund invests primarily in the common stocks of U.S. companies with medium and large capitalizations, that are believed to have strong earnings growth potential and that are reasonably valued at the time of purchase.

[FLAG SYMBOL] The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1999)
--------------------------------------------------------------------------------
                          1 Year       5 Years       10 Years       20 Years
--------------------------------------------------------------------------------
Best                      54.2%        28.6%         19.9%          17.9%
Worst                    -43.1        -12.4          -0.9            3.1
Average                   13.2         11.0          11.1           11.1
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods

6

was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG SYMBOL] The Fund is subject to investment style risk, which is the possibility that returns from medium and large-capitalization growth stocks will trail returns from other asset classes or the overall stock market. As a group, medium and large-capitalization growth stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods have, in the past, lasted for as long as several years.

                                PLAIN TALK ABOUT
                              Fund Diversification
In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 34% of its assets invested in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.

Security Selection
Turner Investment Partners, Inc. (Turner), the Fund's adviser, seeks to buy stocks of companies with strong earnings dynamics, and sell those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. Turner also believes that it is imprudent to be overly invested in any individual security. Accordingly, Turner invests the Fund's assets across major economic sectors and attempts to maintain sector exposure that approximates its performance benchmark, the Russell 1000 Growth Index (the "Index"). In addition, Turner generally invests no more than 2% of the Fund's assets in any one security. However, a security's weighting within the Fund at the time of purchase may equal up to twice its weighting within the Index, if such security represents between 1% and 5% of the Index. For securities representing more than 5% of the Index, the Fund may invest in up to one and one-half times the Index weighting. This policy allows Turner's stock selection process to be the primary determinant of performance.
   The Fund is run by Turner according to traditional methods of active investment management. This means that securities are bought and sold according to Turner's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.
   The Fund is generally managed without regard to tax ramifications.

[FLAG SYMBOL] The Fund is subject to manager risk, which is the possibility that the adviser may do a poor job of selecting stocks.

Turnover Rate
The Fund retains the right to sell securities regardless of how long the securities have been held. Historically, due to its investment strategy, the Fund has had a high turnover rate. The

Fund's average turnover rate for the past five years has been about 216%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

                                PLAIN TALK ABOUT
                                  Turnover Rate
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 86%, according to Morningstar, Inc.

Other Investment Policies and Risks
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
   The Fund may invest a portion of its assets in securities that are convertible to common stocks, warrants, rights to purchase common stocks, and American Depository Receipts (ADRs).
   The Fund may also invest in stock futures, stock index futures, and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.
   The reasons for which the Fund will invest in futures and options are:
[bullet] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
[bullet] To reduce the Fund's transaction costs or add value when these instruments are favorably prices.
   The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

8

                                PLAIN TALK ABOUT
                                   Derivatives
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

The Fund and Vanguard
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $___ billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

                                PLAIN TALK ABOUT
                      Vanguard's Unique Corporate Structure
The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

Investment Adviser
The Fund employs Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312 as its investment adviser. Turner manages the Fund subject to the control of the Trustees and officers of the Fund.
   Turner's advisory fee is paid quarterly. The fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the quarterly fee is increased or decreased based upon Turner's performance in comparison to its benchmark index. For these purposes, Turner's cumulative investment performance over a trailing 36-month period is compared to the cumulative total return of the Russell 1000 Growth Index over the same period.
   For the fiscal year ended September 30, 1999, the investment advisory fees paid to Turner represented an effective annual rate of 0.75% of the Fund's average net assets. (Please note that these fees were calculated under a prior advisory agreement. Had the current fee schedule been in place for fiscal 1999, the investment advisory fee would have represented an effective annual rate of ___% of the Fund's average net assets.)
   The Fund has authorized Turner to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
   In the interest of obtaining better execution of a transaction, Turner may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Turner is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Turner or the Fund. Also, the Fund may direct Turner to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Turner or as an additional adviser. However, any such change will be communicated to shareholders in writing.

                                PLAIN TALK ABOUT
                               The Fund's Adviser
Turner Investment Partners, Inc. is a professional advisory firm founded in 1990, specializing in growth equity investing. As of March 31, 2000, Turner had discretionary management authority with respect to approximately $____ billion in assets, including 10 non-Vanguard mutual funds with $____ in assets.
Robert E. Turner, CFA, Chairman and Chief Investment Officer of Turner since co-founding the firm in 1990; has worked in investment management since 1981; B.S. and M.B.A., Bradley University.
John Hammerschmidt, Senior Equity Portfolio Manager of Turner since 1992; has worked in investment management since 1983; B.S., Lehigh University; M.B.A., Duke University.
Christopher McHugh, Senior Equity Portfolio Manager of Turner since 1990; has worked in investment management since 1986; B.S., Philadelphia College of Textiles and Science; M.B.A., St. Joseph's University.
Mark Turner, President of Turner since co-founding the firm in 1990; has worked in investment management since 1982; B.S., Bradley University; M.B.A., University of Illinois.

                                PLAIN TALK ABOUT
                                  Distributions
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less, or more than one year.

10

Dividends, Capital Gains, and Taxes

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
[bullet] Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
[bullet] Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
[bullet] Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
[bullet] Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
[bullet] Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows. [bullet] A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
[bullet] State and local income taxes may apply to any dividend or capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares.

GENERAL INFORMATION
Backup withholding. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not:
[bullet] provide us with your correct taxpayer identification number;
[bullet] certify that the taxpayer identification number is correct; and [bullet] confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.

Foreign investors. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

                                PLAIN TALK ABOUT
                               "Buying a Dividend"
Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                           Total Assets - Liabilities
         Net Asset Value = ----------------------------
                          Number of Shares Outstanding

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
   A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is _____.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

12

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Vanguard Growth Equity Fund(4)
                                                                                                            Year Ended September 30,
                                                             -----------------------------------------------------------------------
                                                                   Six
                                                                Months
                                                                 Ended
                                                                 March
                                                              31, 2000       1999       1998        1997       1996(2)        1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                          $12.87     $16.64      $17.03      $14.97         $2.46
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
Net Investment Income                                                        (0.05)     (0.05)      (0.03)       0.02          0.10
Net Realized and Unrealized Gain (Loss) on Investments                        4.66       1.10        4.23        2.91          2.52
                                                              ----------------------------------------------------------------------
  Total from Investment Operations                                            4.61       1.05        4.20        2.93          2.62
                                                              ----------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                                            --         --          --       (0.02)        (0.11)
Distributions from Realized Capital Gains                                    (1.60)    (4.82)       (4.59)      (0.85)
  Total Distributions                                                        (1.60)     (4.82)      (4.59)      (0.87)        (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                $15.88     $12.87      $16.64      $17.03        $14.97
====================================================================================================================================
Total Return(1)                                                              38.16%     10.71%      32.61%      20.61%        21.15%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Year (Thousands)                                       $142,824    $97,857     $99,590     $96,164      $115,819
Ratio of Total Expenses to Average Net Assets                                 0.96%      1.04%       1.02%       1.06%(3)      1.03%
Ratio of Net Income (Loss) to Average Net Assets                             (0.42)%    (0.42)%     (0.25)%      0.03%(3)      0.69%
Ratio of Expenses to Average Net Assets (excluding waivers)                   0.96%      1.12%       1.05%       1.06%(3)      1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (excluding waivers)                                                         (0.42)%    (0.50)%     (0.28)       0.03%(3)      0.69%
Turnover Rate                                                               328.26%    249.58%     178.21%     147.79%       177.86%
====================================================================================================================================

(1) Returns are for the period indicated and have not been annualized.
(2) On April 19, 1996, the Board of Trustees of the Fund voted to approve a tax-free reorganization of the Fund. In connection with the reorganization, the Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1996.
(3) Annualized.
(4) The Fund was organized as Turner Growth Equity Fund, and was not a member of the Vanguard Group. On o, 2000, the Fund acquired all assets and liabilities of Turner Growth Equity Fund in a tax-free reorganization. The Fund had no operations prior to the reorganization.

                                PLAIN TALK ABOUT
                   How to Read the Financial Highlights Table

The Fund began fiscal 1999 with a net asset value (price) of $12.87 per share. During the year, the Fund's expenses exceeded its investment income by $0.05 per share. The Fund earned $4.66 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Shareholders received $1.60 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
The earnings ($4.61 per share) minus the distributions ($1.60 per share) resulted in a share price of $15.88 at the end of the year. This was an increase of $4.01 per share (from $12.87 at the beginning of the year to $15.88 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 38.16% for the year. As of September 30, 1999, the Fund had $142.824 million in net assets. For the year, its expense ratio was 0.96% ($9.60 per $1,000 of net assets); and its net investment income amounted to (0.42)% of its average net assets. It sold and replaced securities valued at 328.26% of its net assets.

14

Investing with Vanguard
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET SYMBOL]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
Vanguard Direct Deposit Service [BOOKLET SYMBOL]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
Vanguard Automatic Exchange Service  [BOOKLET SYMBOL]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Fund Express(R) [BOOKLET SYMBOL]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
Vanguard Dividend ExpressTM [BOOKLET SYMBOL]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD)  [BOOKLET SYMBOL]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------
Access VanguardTM www.vanguard.com  [COMPUTER SYMBOL]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:
[bullet] Open a new account.*
[bullet] Buy, sell, or exchange shares of most funds.
[bullet] Change your name/address.

[bullet] Add/change fund options (including dividend options, Vanguard Fund
         Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
Client Services Department: 1-800-662-2739 (CREW) Text Telephone: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [BOOKLET SYMBOL]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For Individual Retirement Accounts [BOOKLET SYMBOL]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
For an Organization [BOOKLET SYMBOL]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
For Third-Party Trustee Retirement Investments
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
Vanguard Prototype Plans
Open a variety of retirement accounts
using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

16

Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
Minimum Investment to . . .
open a new account
$10,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A Note on Low Balances
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.
--------------------------------------------------------------------------------
By Mail to . . . [ENVELOPE SYMBOL]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund-and account-specific.

Make your check payable to: The Vanguard Group - ________
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.


First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 1110                        455 Devon Park Drive
Valley Forge, PA 19482-1110          Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .


First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 2900                        455 Devon Park Drive
Valley Forge, PA 19482-2900          Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
By Telephone to . . .  [PHONE SYMBOL]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see Services and Account Features) to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account [WIRE SYMBOL
OMITTED]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Growth Equity Fund - ___________
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

18

Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
[bullet] Vanguard sends the redemption proceeds to you or a designated third party.*
[bullet] You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 20. A signature guarantee may be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

When Exchanging Shares:
[bullet] The redemption proceeds are used to purchase shares of a different
         Vanguard fund.
[bullet] You must meet the receiving fund's minimum investment requirements. [bullet] Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
[bullet] In order to exchange into an account with a different registration
         (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is initiated and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------
HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
   The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund.
These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
Online Requests [SYMBOL OF COMPUTER OMITTED]
Access Vanguard at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
Telephone Requests  [SYMBOL OF PHONE OMITTED]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
[bullet] The ten-digit account number.
[bullet] The name and address exactly as registered on the account.
[bullet] The primary Social Security or employer identification number as registered on the account.
[bullet] The Personal Identification Number, if applicable (for instance, Tele-
         Account).
     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A Note on Unusual Circumstances
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
Mail Requests [SYMBOL OF ENVELOPE OMITTED]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
[bullet] Traditional IRAs and Roth IRAs--call Client Services.
[bullet] SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

20

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 1110                        455 Devon Park Drive
Valley Forge, PA 19482-1110          Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division ...


First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 2900                        455 Devon Park Drive
Valley Forge, PA 19482-2900          Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A Note on Large Redemptions
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
   If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for+cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, exchange to another Vanguard fund, or Fund Express redemption.
--------------------------------------------------------------------------------
Check Redemptions
Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
Exchange Redemptions
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
Fund Express Redemptions
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------
FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

Request in "Good Order"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
[bullet] The Fund name and account number.
[bullet] The amount of the transaction (in dollars or shares).
[bullet] Signatures of all owners exactly as registered on the account (for mail requests).
[bullet] Signature guarantees (if required).*
[bullet] Any supporting legal documentation that may be required.
[bullet] Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity
Because excessive account transactions can disrupt the management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
[bullet] You may make no more than two substantive "round trips" through the
         Fund during any 12-month period.
[bullet] Your round trips through the Fund must be at least 30 days apart. [bullet] The Fund may refuse a share purchase at any time, for any reason. [bullet] Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
Return Your Share Certificates
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
All Trades Are Final
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 1110                        455 Devon Park Drive
Valley Forge, PA 19482-1110          Wayne, PA 19087-1815

22

For clients of Vanguard's Institutional Division. . .

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 2900                        455 Devon Park Drive
Valley Forge, PA 19482-2900          Wayne, PA 19087-1815
--------------------------------------------------------------------------------

Fund and Account Updates

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the adviser, and the Fund's financial statements which include a listing of the Fund's holdings.
   To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mail- ings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
Confirmation Statement
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary [SYMBOL OF BOOKLET OMITTED]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
Fund Financial Reports
Mailed in October and April for this Fund.
--------------------------------------------------------------------------------
Tax Statements
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
Average Cost Review Statement [SYMBOL OF BOOKLET OMITTED]
Issued quarterly for most taxable accounts opened after _____, 2000 (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

Glossary of Investment Terms

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Growth Stock Fund
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison with such factors as revenue, earnings, book value, and dividends.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Price/Earnings (P/E) Ratio
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD LOGO OF SHIP OMITTED]

THE VANGUARD GROUP[R]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19483-2600

For More Information
If you'd like more information about Vanguard Growth Equity Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information
Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

World Wide Web:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-749-7273

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-_______

[C] 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

PO ___ N - _____

                                     PART B

                            VANGUARD[R] FENWAY FUNDS
                                   (THE TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 21, 2000;
                              REVISED MAY ___, 2000

This Statement is not a Prospectus but should be read in conjunction with the Trust's current Prospectuses (dated January 21, 2000 for Vanguard Equity Income Fund and May ___, 2000 for Vanguard Growth Equity Fund). To obtain the Prospectuses or the most recent Annual Reports to Shareholders, which contain the Trust's financial statements as hereby incorporated by reference, please call:

                         INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447


                                TABLE OF CONTENTS

                                                                          PAGE
DESCRIPTION OF THE TRUST .................................................B-__
INVESTMENT POLICIES ......................................................B-__
FUNDAMENTAL INVESTMENT LIMITATIONS .......................................B-__
PURCHASE OF SHARES .......................................................B-__
REDEMPTION OF SHARES .....................................................B-__
SHARE PRICE ..............................................................B-__
MANAGEMENT OF THE FUNDS...................................................B-__
YIELD AND TOTAL RETURNS ..................................................B-__
INVESTMENT ADVISORY SERVICES .............................................B-__
PORTFOLIO TRANSACTIONS ...................................................B-__
FINANCIAL STATEMENTS .....................................................B-__
COMPARATIVE INDEXES ......................................................B-__


                            DESCRIPTION OF THE TRUST

ORGANIZATION

The Trust was organized as Vanguard Equity Income Fund, Inc., a Maryland corporation, in 1987, and was reorganized as Vanguard Equity Income, a Delaware business trust, in May 1998. On March 1, 2000, the Trust was renamed Vanguard Fenway Funds. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management company. It currently offers the following funds:

                           VANGUARD EQUITY INCOME FUND
                           VANGUARD GROWTH EQUITY FUND

                (INDIVIDUALLY, THE FUND; COLLECTIVELY THE FUNDS)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


SERVICE PROVIDERS

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for Vanguard Equity Income Fund. The custodian for Vanguard

Capital Growth Fund is First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit the Funds' financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to a vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

The following policies supplement the Funds' investment objectives and policies set forth in the Prospectuses. Vanguard Equity Income Fund intends to invest at least 65% of its total assets in equity securities intended to produce income. Vanguard Growth Equity Fund intends to invest at least 65% of its total assets in common stocks of growth companies.

FUTURES CONTRACTS AND OPTIONS

Each Fund may enter into futures contracts, options, and options on futures contracts in order to maintain cash reserves while simulating full investment. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes. Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Fund's income to fluctuations in the market value of its securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.

     A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the Advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by each Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that each Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by each Fund of margin deposits in the event of bankruptcy of a broker with whom the respective Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions that each Fund has identified as hedging transactions, each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by each Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised on the nature of the payments.


REPURCHASE AGREEMENTS

Each Fund, along with other members of The Vanguard Group, may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, each Fund's Board of Trustees will monitor repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to the liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of a Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on the loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting each Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) repurchase agreements involving any such securities; (c) shares of other investment companies which have investment objectives consistent with those of the Fund; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

FOREIGN INVESTMENTS

As indicated in the Prospectuses, Vanguard Equity Income Fund and Vanguard Growth Equity Fund each may invest up to 20% of its total assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, Vanguard Equity Income Fund and Vanguard Growth Equity Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.


ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Funds' investment advisers determine the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institutional (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or undconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when- issued security or forward commitment prior to settlement if it deems appropriate.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net assets value are present or represented by proxy; or (ii) more than 50% of a Fund's net asset value.

     BORROWING. Vanguard Equity Income Fund may not borrow money, except for temporary purposes in an amount not exceeding 15% of the Fund's net assets. Vanguard Growth Equity Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. For Vanguard Growth Equity Fund, asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed for temporary purposes in amounts not exceeding 5%. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that each Fund may invest in stock futures contracts, stock options and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be obligated under futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.*

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.*

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.*

     PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.*

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

* For Vanguard Growth Equity Fund, this is a non-fundamental limitation and may be changed by the Fund's Board of Trustees.

     None of these limitations prevents the Funds from participating in The Vanguard Group (Vanguard). Because the Trust is a member of the Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

Each Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

TRADING SHARES THROUGH CHARLES SCHWAB

Each Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf subject to those terms and conditions. Under this arrangement, a Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with each Fund's instructions. Customer orders that are properly transmitted to each Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab BEFORE 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab AFTER 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for each Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Funds for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

                                   SHARE PRICE

Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange) generally 4:00 p.m. Eastern time on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES

The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Trustees. The Trustees set broad policies for each Fund and choose its Officers. The following is a list of Trustees and Officers of each Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and Officers own less than 1% of the outstanding shares of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 103 funds administered by Vanguard (93 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) CHAIRMAN, CHIEF EXECUTIVE OFFICER & TRUSTEE* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) TRUSTEE
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) TRUSTEE
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) TRUSTEE
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) TRUSTEE
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/ Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) TRUSTEE
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) TRUSTEE
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) SECRETARY*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) TREASURER*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) CONTROLLER*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

* OFFICERS OF THE FUND ARE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT.

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the funds' expenses, Vanguard also provides certain administrative services to other organizations.

     The funds' Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At May 31, 2000, Vanguard Equity Income Fund had contributed $___ to Vanguard, representing ___% of the Fund's net assets and ___% of Vanguard's capitalization. (Vanguard Growth Equity Fund had not commenced operations as a Vanguard fund as of May 31, 2000.) The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Equity Income Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses: $4,423,000, $5,443,000, and $7,897,000, respectively.

     Prior to joining the Vanguard Group, Vanguard Growth Equity Fund was party to an administration agreement, under which, for the fiscal years ended September 30, 1997, 1998, and 1999, the Fund paid the following administrative fees, net of waivers: $110,759, $114,049, and $117,203, respectively.

     INVESTMENT ADVISORY SERVICES. An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard Equity Income Fund and many Vanguard funds. These services are provided on an internalized, at-cost basis. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION

The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing below, and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by the Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:

[bullet] The independent Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

[bullet] The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

[bullet] Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the fiscal year ended September 30, 1999:

                              VANGUARD FENWAY FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                           PENSION OR
                                                           RETIREMENT                        TOTAL
                                                            BENEFITS                     COMPENSATION
                                          AGGREGATE         ACCRUED AS     ESTIMATED        FROM ALL
                                         COMPENSATION      PART OF THESE     ANNUAL         VANGUARD
                                           FROM THESE          FUNDS'     BENEFITS UPON   FUNDS PAID TO
NAMES OF TRUSTEES                             FUNDS          EXPENSES      RETIREMENT     TRUSTEES(1)
--------------------------------------------------------------------------------------------------------
John C. Bogle (2)......................       None              None       None              None
John J. Brennan........................       None              None       None              None
Barbara Barnes Hauptfuhrer (3).........       $167              $21        $15,000           $0
JoAnn Heffernan Heisen.................       $667              $37        $15,000           $80,000
Bruce K. MacLaury......................       $697              $62        $12,000           $75,000
Alfred M. Rankin, Jr...................       $667              $44        $15,000           $80,000
John C. Sawhill........................       $667              $57        $15,000           $80,000
James O. Welch, Jr.....................       $667              $65        $15,000           $80,000
J. Lawrence Wilson.....................       $667              $48        $15,000           $80,000

(1) THE AMOUNTS REPORTED IN THIS COLUMN REFLECT THE TOTAL COMPENSATION PAID TO EACH TRUSTEE FOR HIS OR HER SERVICE AS TRUSTEE OF 103 VANGUARD FUNDS (93 IN THE CASE OF MR. MACLAURY).

(2) MR. BOGLE HAS RETIRED FROM THE VANGUARD EQUITY INCOME FUND'S BOARD, EFFECTIVE DECEMBER 31, 1999.

(3) MRS. HAUPTFUHRER HAS RETIRED FROM VANGUARD EQUITY INCOME FUND'S BOARD, EFFECTIVE DECEMBER 31, 1998.

                             YIELD AND TOTAL RETURNS

The yield of Vanguard Equity Income Fund for the 30-day period ended September 30, 1999 was 2.64%. The yield is calculated daily. The average annual total return of Vanguard Equity Income Fund for one, five, and ten years ended September 30, 1999, was 12.56%, 19.53% and 12.96%, respectively.

The yield of Vanguard Growth Equity Fund for the 30-day period ended September 30, 1999 was 0.00%. The yield is calculated daily. The average annual total return of Vanguard Growth Equity Fund for the one-, and five-years ended September 30, 1999, and since inception, was 38.16%, 24.63%. and 19.17%, respectively.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                          YIELD = 2[((A-B)/CD+1)(6)-1]
     Where:

      a      = dividends and interest earned during the period.
      b      = expenses accrued for the period (net of reimbursements).
      c      = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d      = the maximum offering price per share on the last day of
               the period.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of a Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                                T = (ERV/P)(1/n)-1
     Where:
              T   = average annual total return
              P   = a hypothetical initial investment of $1,000
              n   = number of years
              ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

AFTER-TAX RETURN:

 P (1+T)(n) = ATV

     Where:
              P   = a hypothetical initial payment of $1,000
              T   = average annual after-tax total return
              n   = number of years
              ATV = after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.

 INSTRUCTIONS.

1. Assume all distributions by each Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by each Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):
                                  C = (ERV/P)-1
     Where:
              C   = cumulative total return
              P   = a hypothetical initial investment of $1,000
              ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          INVESTMENT ADVISORY SERVICES

VANGUARD EQUITY INCOME FUND

The Fund currently has four investment advisers: Newell Associates (Newell), 525 University Avenue, Palo Alto, California 94301; John A. Levin & Co., Inc. (Levin), One Rockefeller Plaza, 19th Floor, New York, NY 10020; Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston MA 02109; and The Vanguard Group, Inc. (Vanguard), Post Office Box 2600, Valley Forge, PA 19482. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare, Kaplan, Bischel & Associates (Spare Kaplan) served as an adviser to the Fund from 1995 through 1999. Levin was added as an investment adviser effective January 1, 1995. Vanguard was added as an adviser effective January 16, 1998. Wellington Management was added as an adviser effective January 1, 2000. The Fund has entered into investment advisory agreements with Newell, Levin, and Wellington Management which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Trustees of the Fund.

     The proportion of the net assets of the Fund managed by each adviser is established by the Board of Trustees, and may be changed in the future as circumstances warrant. As of March 31, 2000, Newell was responsible for approximately ___% of the Fund's investment, and Levin was responsible for approximately ___%, and Wellington Management was responsible for approximately ___%. Vanguard's advisory role is limited; it currently manages just the Fund's cash reserves, which normally represent about 5% of the Fund's assets.

NEWELL ASSOCIATES

The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:

            NET ASSETS                                    ANNUAL RATE
            ----------                                    -----------
            First $250 million............................   .200%
            Next $500 million.............................   .150%
            Next $250 million.............................   .100%
            Over $1 billion...............................   .080%

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Equity Income Fund incurred the following advisory fees owed to Newell:
$1,526,568, $1,851,435, and $2,150,288, respectively.

JOHN A. LEVIN & CO., INC.

The Fund pays Levin a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin (Levin Portfolio) for the quarter:

                  NET ASSETS                               ANNUAL RATE
                  ----------                               -----------
                  First $100 million .....................     0.40%
                  Next $200 million ......................     0.25%
                  NEXT $200 MILLION ......................     0.30%
                  NEXT $500 MILLION ......................     0.25%
                  OVER $1 BILLION ........................     0.10%

     The basic fee paid to Levin, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the Levin Portfolio relative to the return of the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index), an index which emphasizes large capitalization companies.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Levin under the investment advisory agreement:

          THREE YEAR PERFORMANCE                      PERFORMANCE FEE
          DIFFERENTIAL VS. THE S&P 500 INDEX          ADJUSTMENT*
          ----------------------------------          ---------------
          Less than 0% ............................   -0.40 x Basic Fee
          Between 0% and 3% .......................   -0.20 x Basic Fee
          Between 3% and 6% .......................    0.00 x Basic Fee
          Between 6% and 9% .......................    0.20 x Basic Fee
          More than 9% ............................    0.40 x Basic Fee

* FOR PURPOSES OF THIS CALCULATION, THE BASIC FEE IS CALCULATED BY APPLYING A QUARTERLY RATE BASED ON THE ANNUAL BASIC FEE RATE USING AVERAGE ASSETS OVER THE SAME PERIOD OVER WHICH THE PERFORMANCE IS MEASURED.

     The investment performance of the Levin Portfolio, for any period, expressed as a percentage of the "Levin Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Levin Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Levin Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed long-term capital gains realized from the Levin Portfolio.

     The Levin Portfolio Unit Value will be determined by dividing the total net assets of the Levin Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Levin Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Levin Portfolio, the number of units of the Levin Portfolio will be adjusted based on the unit value of the Levin Portfolio on the day such changes are executed.

     The investment record of the S&P 500 Index will be calculated monthly by
(i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the S&P 500 Index by its weighings in the S&P 500 Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 Index will be the compounded monthly returns of the S&P 500 Index.

     For the purposes of determining the incentive/penalty fee adjustment, the net assets managed by Levin will be averaged over the same period as the investment performance of those assets and the investment record of the S&P 500 Index are computed.

     Under the Fund's investment advisory agreement with Levin, the maximum performance adjustment for an incentive fee is made at a difference of +9 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +0 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +3 percentage points and less than +0 percentage point, respectively.

     In the event of termination of this Agreement, the fee paid to Levin shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Equity Income Fund incurred the following advisory fees owed to Levin:

                                    1997         1998          1999
                                  --------    ----------    ----------
Basic Fee........................ $781,369    $1,084,801    $1,583,863
Increase or Decrease for
Performance Adjustment........... (228,534)     (290,030)     (402,526)
                                  --------    ----------    ----------
Total............................ $552,835    $  794,771    $1,181,337
                                  ========    ==========    ==========

WELLINGTON MANAGEMENT COMPANY, LLP

The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund managed by Wellington Management (Wellington Management Portfolio) for the quarter:

            NET ASSETS                                    ANNUAL RATE
            ----------                                    -----------
            First $1 billion..............................    .125%
            Next $4 billion...............................    .100%
            Over $5 billion...............................    .080%

     The basic fee paid to Wellington Management, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the Wellington Management Portfolio relative to the return of the Lipper Equity Income average.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Wellington Management under the investment advisory agreement:

           THREE YEAR PERFORMANCE
           DIFFERENTIAL VS. THE LIPPER EQUITY        PERFORMANCE FEE
           INCOME AVERAGE                            ADJUSTMENT*
           --------------                            -----------------
           Exceeds by 3% to 6%......................  0.10 x Basic Fee
           Exceeds by more than 6%..................  0.20 x Basic Fee
           Trails by 3% to 6%....................... -0.10 x Basic Fee
           Trails by more than 6%................... -0.20 x Basic Fee


* FOR PURPOSES OF THIS CALCULATION, THE BASIC FEE IS CALCULATED BY APPLYING A QUARTERLY RATE BASED ON THE ANNUAL BASIC FEE RATE USING AVERAGE ASSETS OVER THE SAME PERIOD OVER WHICH THE PERFORMANCE IS MEASURED.

     The Performance Fee Adjustment will not be fully operable until the quarter ending December 31, 2002. Until that time, the following transition rules will apply:

     (A) JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000. Wellington Management's compensation will be the Basic Fee. No Performance Fee Adjustment will apply during this period.

     (B) OCTOBER 1, 2000 THROUGH DECEMBER 31, 2002. Beginning October 1, 2000, the Performance Fee Adjustment will take effect on a progressive basis with regards to the number of months elapsed between January 1, 2000, and the quarter for which Wellington Management's fee is being computed. During this period, the Performance Fee Adjustment will be multiplied by a fraction. The fraction will equal the number of months elapsed since January 1, 2000, divided by thirty-six.

     (C) ON AND AFTER DECEMBER 31, 2002. For the quarter ending December 31, 2002, and thereafter, the Performance Fee Adjustment will be fully operable. The period used to calculate the Adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed.

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" at the beginning of such period, will be calculated in a manner consistent with the total return methodology used by Lipper Inc., to calculate investment performance.

     The "Wellington Management Portfolio unit value" will be determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. Initially, the number of units in the Wellington Management Portfolio will equal the total shares outstanding of the Fund on January 1, 2000. Subsequently, as assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio will be adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Wellington Management Portfolio shall neither be included in the total net assets of the Wellington Management Portfolio nor included in the computation of the Wellington Management Portfolio Unit Value.

     The investment record of the Lipper Equity Income average for any period will be obtained from an independent source at the end of each applicable quarter. The calculation will be based on the thirty-six month period ending with the applicable quarter and will be gross of applicable costs and expenses.

     In the event of termination of this agreement with Wellington Management, the fees will be computed on the basis of the period ending on the last business day on which this agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     This agreement became effective on January 1, 2000, and will continue in effect until December 31, 2002, and thereafter, only so long as such continuance is approved at least annually by votes of the Fund's Board of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of the advisory agreement may be presented to the shareholders of the Fund; in such event, such continuance will be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     The Fund's Board of Trustees may, without the approval of shareholders, provide for:

[bullet] The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

[bullet] A change in the terms of an advisory agreement.

[bullet] The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will be communicated to shareholders in writing.

DESCRIPTION OF THE ADVISERS

     NEWELL ASSOCIATES. Newell Associates, a California corporation, was founded in 1986 to provide investment management services to institutions. Newell Associates uses its proprietary Relative Yield Strategy to determine when stocks are undervalued and, therefore, candidates for purchase or overvalued and, therefore, candidates for sale. The officers of the corporation are: Roger D. Newell, Chairman; Robert A. Huret, Vice Chairman; and Jennifer C. Newell, CFA, President.

     JOHN A. LEVIN & CO. INC. John A. Levin, which commenced operations in 1982, provides investment advisory services to institutional and private clients, including registered investment trusts and several private investment partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, a founding principal and Chairman and Chief Executive Officer of Levin, and Jeffrey A. Kigner, Co-Chairman and Chief Investment Officer of Levin, are responsible for managing the portion of the Fund's assets managed by Levin. Levin is an indirect subsidiary of Baker, Fentress & Company.

     WELLINGTON MANAGEMENT COMPANY, LLP.Wellington Management is a professional investment advisory firm that provides services to individuals, employee benefit plans, endowment funds, and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership. The managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel, and John R. Ryan. Mr. Ryan is the portfolio manager who is primarily responsible for Wellington Management's portion of the Fund.

     THE VANGUARD GROUP.The Vanguard Group is a family of more than 100 funds holding assets worth more than $530 billion. Vanguard serves as an investment adviser to the Fund and currently manages about $320 billion in total assets.

VANGUARD GROWTH EQUITY FUND

     TURNER INVESTMENT PARTNERS. The Fund pays Turner a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund.

     NET ASSETS                                             ANNUAL RATE
     ----------                                             -----------
     First $200 million....................................    0.50%
     Next $300 million.....................................    0.40%
     Next $1.5 billion.....................................    0.30%
     Over $2 billion.......................................    0.20%

     The Basic Fee paid to Turner, as provided above, may be increased or decreased by applying performance adjustment ("Adjustment"). The Adjustment will be calculated as a percentage of the Basic Fee and will change proportionately with the investment performance of the Fund relative to the return of the Russell 1000 Growth Index for the 36-month period ending with the then-ended quarter.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Turner under the investment advisory agreement.

       CUMULATIVE 36-MONTH                  ADJUSTMENT AS A
       PERFORMANCE OF PORTFOLIO             PERCENTAGE OF BASIC FEE (B)
       ------------------------             ---------------------------
       VERSUS THE INDEX (A)

       TRAILS BY MORE THAN 9%               -75%

       TRAILS BY 0% TO 9%                   LINEAR DECREASE FROM 0% TO 75%

       EXCEEDS BY 0% TO 9%                  LINEAR INCREASE FROM 0% TO +75%

       EXCEEDS BY MORE THAN 9%              +75%

(a) During the first thirty-six month (36) period, inception-to-date Fund performance versus performance of the Index for the same period will be utilized. Subject to the transition rules provided for below, the +/-9% hurdle rate illustrated in the table above will be multiplied by a fraction, the numerator being the months elapsed since inception and the denominator being thirty-six (36).

For purposes of the Adjustment calculator, the Basic Fee is calculated by applying the above rate schedule against the average month-end net assets over the same time period for which the performance is measured.

(b) Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of Portfolio versus the Index is +7.2%. Accordingly, a performance fee adjustment of +60% [(7.2% divided by 9.0%) times 75% maximum] of the Basic Fee would be due and payable.

The Adjustment will not be fully operable until the Fund has operated under this Agreement for a full 36 months. Until that time, the following transition rules will apply:

(a) JUNE 1, 2000 THROUGH MAY 31, 2001. Adviser compensation will be the Basic Fee. No Adjustment will apply during this period.

(b) JUNE 1, 2001 THROUGH MAY 31, 2003. Beginning June 1, 2001 the Adjustment will take effect on a progressive basis with regards to the number of months elapsed between June 1, 2000 and the quarter end for which the Adviser fee is being computed. During this period, the Adjustment that has been determined as provided above will be multiplied by a fraction. The fraction's numerator will equal the number of months that have elapsed since June 1, 2000 and the denominator will be thirty-six (36).

(c) ON AND AFTER JUNE 1, 2003. Commencing June 1, 2003, the adjustment will be fully operable.

     During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Growth Equity Fund incurred the following investment advisory fees:**

                                      1997          1998           1999
                                    --------      --------       --------
BASIC FEE.......................... $694,046      $664,499       $987,424

ADVISORY FEE WAIVED................ $ 24,250       $76,793             $0


** THESE FEES WERE PAID UNDER A PRIOR INVESTMENT ADVISORY FEE STRUCTURE.

DESCRIPTION OF THE ADVISER

     TURNER INVESTMENT PARTNERS. Turner Investment Partners is a professional advisory firm, founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of December 31, 1999, Turner had discretionary management authority with respect to approximately $___, provides investment advisory services to $5.6 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements are renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Trustees of the Fund on 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

                             PORTFOLIO TRANSACTIONS

The investment advisory agreements authorize the Advisers (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. Each Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, each Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

     Currently, it is the Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. Each Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the Fund that it generally will not pay higher commission rates solely for the purpose of obtaining research services.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Trustees.

     During the fiscal years ended September 30, 1997, 1998 and 1999, Vanguard Equity Income Fund paid $1,097,967, $1,404,979, and $1,624,448 respectively, in brokerage commissions. During the fiscal years ended September 30, 1997, 1998, and 1999, Vanguard Growth Equity Fund paid $335,291, $464,404, and $671,953, respectively, in brokerage commissions.

5% SHAREHOLDERS

As of May 31, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Vanguard Growth Equity Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

                              FINANCIAL STATEMENTS

Vanguard Equity Income Fund's financial statements for the year ended September 30, 1999, including the financial highlights for each of the five fiscal years in the period ended September 30, 1999, appearing in the Vanguard Equity Income Fund 1999 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

     For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.

     The financial statements of Turner Growth Equity Fund for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernest & Young LLB thereon, are also incorporated by reference in this Statement of Additional Information. (Prior to ___, 2000, Vanguard Growth Equity Fund was organized as Turner Growth Equity Fund.)

                               COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Equity Income Fund, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard & Poor's 500 Composite Stock Price Index with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily listing pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 1000 GROWTH INDEX--

RUSSELL 3000 STOCK INDEX--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest securities in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury Securities with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's 500/BARRA Value Index, and 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER EQUITY INCOME FUND AVERAGE--an industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.


                                                               SAI065-05/16/2000

                            [TURNER LOGO OMITTED]

                                  Annual Report
                               September 30, 1999


--------------------------------------------------------------------------------
                       Turner Large Cap Growth Equity Fund
--------------------------------------------------------------------------------

                            Turner Growth Equity Fund
--------------------------------------------------------------------------------

                            Turner Midcap Growth Fund
--------------------------------------------------------------------------------

                          Turner Small Cap Growth Fund
--------------------------------------------------------------------------------

                          Turner Micro Cap Growth Fund
--------------------------------------------------------------------------------

                               Turner Top 20 Fund
--------------------------------------------------------------------------------

                             Turner Technology Fund
--------------------------------------------------------------------------------

                     Turner Short Duration Government Funds
                             - Three Year Portfolio
--------------------------------------------------------------------------------

                     Turner Short Duration Government Funds
                              - One Year Portfolio
--------------------------------------------------------------------------------

                   Turner Core High Quality Fixed Income Fund
--------------------------------------------------------------------------------

                       Portfolios of The TIP Funds [LOGO OMITTED]

       Contents


  1    Letter to shareholders

  3    Total returns of Turner Funds

  5    Investment review:
       Turner Large Cap Growth Equity Fund

  7    Investment review:
       Turner Growth Equity Fund

  9    Investment review:
       Turner Midcap Growth Fund

 11    Investment review:
       Turner Small Cap Growth Fund

 13    Investment review:
       Turner Micro Cap Growth Fund

 15    Investment review:
       Turner Top 20 Fund

 17    Investment review:
       Turner Technology Fund

 19    Investment review:
       Turner Short Duration Government
       Funds-Three Year Portfolio

 21    Investment review:
       Turner Short Duration Government
       Funds-One Year Portfolio

 23    Investment review:
       Turner Core High Quality Fixed
       Income Fund

 25    Financial statements

 64    Report of Independent Auditors



Turner Funds
The Turner Funds, Portfolios of the TIP Funds, offer a series of ten no-load mutual funds to individual and institutional investors. The minimum initial investment in a Turner Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $50.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the Turner Funds. The firm, founded in 1990, invests more than $3 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.


Shareholder services
Turner Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to Turner Funds, Box 419805, Kansas City, Missouri 64141.

Letter to shareholders
--------------------------------------------------------------------------------

To our shareholders

What a difference a year makes. At this time last year, we were assuring investors that despite all signs to the contrary, the global financial markets were not headed toward a catastrophic meltdown.

This year, we are happy to report that our confidence was well founded, and that the world's financial picture is in fact brighter than ever. And, we are pleased to inform our investors of truly outstanding results across our entire family of equity and fixed income funds.

For the year ended September 30, 1999, the Turner funds delivered performance that stood out even in the crowded environment of today's mutual fund industry. This included a breathtaking 113.46% total return for our Micro Cap Growth Fund. Our other funds performed as follows:

   [BULLET] Turner Large Cap Growth Equity Fund:            42.97%
   [BULLET] Turner Growth Equity Fund:                      38.16%
   [BULLET] Turner Midcap Growth Fund:                      84.07%
   [BULLET] Turner Small Cap Growth Fund:                   59.14%
   [BULLET] Turner Top 20 Fund:                             39.90%*
   [BULLET] Turner Technology Fund:                         40.60%*
   [BULLET] Turner Short Duration -
             Three Year Fund (Institutional Class):          2.89%
   [BULLET] Turner Short Duration -
             One Year Fun (Institutional Class):             5.34%
   [BULLET] Turner Core High Quality
             Fixed Income Fund:                              0.48%*

*Inception Date: 7/1/99

These results took place against a backdrop of strong overall market performance. After a rocky start, the domestic equity markets rallied strongly, eventually leading the S&P 500 Index to a total return of 27.80% for the fiscal year. This is an exceptional result by any historical standard. And it makes it all the more remarkable that all of our equity funds significantly outperformed their indices.

Affirmation of our investment approach.

Performance like this was bound to attract the attention of the financial media. And in 1999, the Turner Funds and their portfolio managers became favorite subjects of major newspaper, magazine, and broadcast reports.

These included prominent appearances in Fortune, Forbes, Barron's, Investment News, and Mutual Funds magazine. In addition, several of our individual funds received high ratings from Morningstar, Inc.

And while this increased level of attention is of course gratifying, we are more pleased that 1999 continued to affirm the value of the Turner Funds investment approach. This approach is based on the philosophy that earnings expectations drive stock prices.

Our investment philosophy and process lead us to create portfolios that are fully invested at all times and maintain sector weightings that are neutral or well diversified relative to their benchmark indices. This helps us avoid risks associated with sector rotation and market timing, and allows us to focus our efforts exclusively on stock selection.

Investing lessons of the past decade.

During our first ten years as an independent investment firm, we have learned a great deal about what it takes to achieve above-average results in the challenging world of investing. And we recently condensed this knowledge into six fundamental lessons that we believe can benefit any investor. They are:

     1. Understand fully and completely what makes stocks go up and down. Earnings growth is the essence of stock investing: Stocks of companies with good earnings ultimately go up, and the stocks of companies with poor earnings ultimately go down. That's why we above all seek to invest in companies with earnings that are growing at a rate meeting or exceeding Wall Street's expectations.

     2. Don't take on risks you can't control. Our stock funds are fully invested and sector neutral because the entire history of the market tells us that market timing and sector rotation present a risk of selling at the bottom and buying at the top. The best way to avoid that risk and consistently outperform a benchmark is to look like that benchmark.

     3. Be the best stock pickers possible. A multifaceted investment process is vital in selecting good stocks because many factors contribute to stocks' performance. Our own process involves a combination of many quantitative, fundamental, and technical analyses.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

     4. Don't get too big. Generating superior investment performance becomes increasingly difficult once a portfolio's assets grow beyond a certain point. To maximize our own returns, we have established asset limits for our institutional stock portfolios and mutual funds.

     5. Align the firm's goals with the client's. Investment managers have a pronounced tendency to equate success with gaining assets rather than with putting the client first. Instead, we focus on how to do one's best for the client. For instance, we compensate the members of our investment team based on how they perform. If they don't provide our clients with above-average returns, they don't receive above-average bonuses.

     6. Be willing to adjust to changes in the market. For example, the quantitative modeling process that I developed back in 1985 worked very well, by all accounts. Through back-testing, however, we found it was working better in growth sectors such as technology, than in value sectors such as energy. So we adjusted the model's value factors to give greater weight in the value sectors. The result: improved returns in the value sectors. The investment environment is continually changing, and you must adapt. Study the market, and alter your activities to reflect what you've learned.

An age of infinite opportunities.

As we enter the new millennium, we look back with pride over what we have accomplished thus far. And we are looking forward with excitement over the nearly infinite opportunities that are available to investors during this golden age of capitalism. While our task as money managers is more complex than ever, it is also more rewarding because of the potential gains that global economic growth and productivity-enhancing technology have put within our reach.

We therefore feel privileged to serve as your eyes and ears on the market, and thank you for entrusting us to identify the very best of what the markets have to offer - now and in the future.


/s/ signature omitted
---------------------
Robert E. Turner
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

                               [PHOTO OMITTED]
Bob Turner


2 | TURNER FUNDS 1999 ANNUAL REPORT

Performance
-------------------------------------------------------------------------------

Total returns of Turner Funds*
Through September 30, 1999


                                                  Since      Three           Year       One       Three        Five
                                                inception    Months        To Date      Year       Year        Year
                                                   (annualized)              (annualized)          (annualized)+
Equity
=======================================================================================================================
Turner Large Cap Growth Equity Fund                (1.77)%      10.20%       42.97%       n/a         n/a      31.15%
Lipper Large-Cap Growth Funds Average               3.64         8.75        37.86        n/a         n/a      23.71
Russell Top 200 Growth Index                       (3.40)        5.89        34.26        n/a         n/a      27.29
S&P 500 Index                                      (6.24)        5.36        27.80        n/a         n/a      22.06
-----------------------------------------------------------------------------------------------------------------------
Turner Growth Equity Fund                          (1.00)        9.97        38.16       26.58%      24.63%    19.17
Lipper Large-Cap Growth Funds Average               3.64         8.75        37.86       25.04       24.02     17.93
Russell 1000 Growth Index                          (3.66)        6.40        34.85       26.87       26.79     19.30
S&P 500 Index                                      (6.24)        5.36        27.80       25.09       25.03     19.05
-----------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund                           3.95        45.80        84.07        n/a         n/a      38.93
Lipper Mid-Cap Growth Funds Average                 0.53        17.83        50.88        n/a         n/a      13.41
Russell Midcap Growth Index                        (5.01)        8.47        37.19        n/a         n/a      17.25
-----------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund                        3.42        27.99        59.14       15.54       29.26     26.63
Lipper Small-Cap Growth Funds Average               0.85        13.57        43.76        9.58       15.03     12.68
Russell 2000 Growth Index                          (4.92)        7.27        32.63        7.14
12.16         9.85
-----------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund                       20.17        51.95       113.46        n/a         n/a      59.94
Lipper Small-Cap Core Funds Average                (3.77)        4.66        24.96        n/a         n/a      (4.46)
Russell 2000 Growth Index                          (4.92)        7.27        32.63        n/a         n/a       0.71
-----------------------------------------------------------------------------------------------------------------------
Turner Top 20 Fund                                 39.90         n/a          n/a         n/a         n/a      39.90**
Lipper Multi-Cap Core Funds Average                (6.34)        n/a          n/a         n/a         n/a      (6.34)
S&P 500 Index                                      (6.24)        n/a          n/a         n/a         n/a      (6.24)
-----------------------------------------------------------------------------------------------------------------------
Turner Technology Fund                             40.60         n/a          n/a         n/a         n/a      40.60**
Lipper Science & Technology Funds Average           7.02         n/a          n/a         n/a         n/a       7.02
Pacific Exchange Technology 100 Index               4.62         n/a          n/a         n/a         n/a       4.62
-----------------------------------------------------------------------------------------------------------------------

Fixed income
=======================================================================================================================
Turner Short Duration Government Funds-
Three Year Portfolio (Institutional Class)          1.10%        2.19%        2.89%      6.00%       6.56%      6.02%
Lipper Short-Intermediate U.S. Government
Funds Average                                       0.81         0.41         0.69        5.3        5.94       5.05
Lehman Brothers 1-3 Year U.S. Government
Bond Index                                          1.24         2.41         3.18       5.98        6.36       5.76
-----------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
One Year Portfolio (Institutional Class)            1.40         4.10         5.34       5.92        6.33       6.08
Lipper Ultra-Short Obligation Funds Average         1.14         3.28         4.28       5.35        5.57       5.31
Merrill Lynch Three-Month
U.S. Treasury Bill Index                            1.27         3.54         4.70       5.15        5.36       5.23
-----------------------------------------------------------------------------------------------------------------------
Turner Core High Quality
Fixed Income Fund                                   0.48         n/a          n/a         n/a         n/a       0.48**
Lipper General Bond Funds Average                  (0.22)        n/a          n/a         n/a         n/a      (0.22)
Lehman Brothers Aggregate Bond Index                0.68         n/a          n/a         n/a         n/a       0.68
-----------------------------------------------------------------------------------------------------------------------

*    Past performance is no guarantee of future results.

**   Returns are cumulative.

Source: Lipper Analytical Services.

+ The inception dates for each Turner Fund are as follows: Turner Large Cap Growth Equity Fund, February 1, 1997; Turner Growth Equity Fund, March 11, 1992; Turner Midcap Growth Fund, October 1, 1996; Turner Small Cap Growth Fund, February 7, 1994; Turner Micro Cap Growth Fund, March 1, 1998; Turner Top 20 Fund, July 1, 1999; Turner Technology Fund, July 1, 1999; Turner Short Duration Government Funds-Three Year Portfolio (Institutional Class Shares), March 1, 1994; Turner Short Duration Government Funds-One Year Portfolio (Institutional Class Shares), March 1, 1994; and Turner Core High Quality Fixed Income Fund, July 1, 1999.



     SEI Investments Distribution Co., Oaks, PA acts as distributor of the Turner Funds. The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This information must be preceded or accompanied by a prospectus for the Turner Funds. Investors should read the prospectus carefully before investing.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 3

Performance
--------------------------------------------------------------------------------

Lipper Inc. performance rankings of mutual funds
Periods ending September 30, 1999

                                                              One            Two            Five            Seven
                                                              year           years          years           years
-----------------------------------------------------------------------------------------------------------------
Large-Cap Growth Funds
Turner Large Cap Growth Equity Fund
Ranking vs. competitors                                       72/331         26/257         --               --
Percentile ranking                                            21             10             --               --
-----------------------------------------------------------------------------------------------------------------
Large-Cap Growth Funds
Turner Growth Equity Fund
Ranking vs. competitors                                       118/331        70/257         44/130          30/70
Percentile ranking                                            35             27             33              42
-----------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Funds
Turner Midcap Growth Fund
Ranking vs. competitors                                       26/228         7/197          --               --
Percentile ranking                                            11             3
-----------------------------------------------------------------------------------------------------------------
Small-Cap Growth Funds
Turner Small Cap Growth Fund
Ranking vs. competitors                                       52/247         32/201         2/82            --
Percentile ranking                                            21             16             2               --
-----------------------------------------------------------------------------------------------------------------
Small-Cap Core Funds
Turner Micro Cap Growth Fund
Ranking vs. competitors                                       6/175          --              --               --
Percentile ranking                                            3
-----------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government Funds
Turner Short Duration Government Funds -
Three Year Portfolio (Institutional Class)
Ranking vs. competitors                                       8/91           2/86           9/58            --
Percentile ranking                                            9              2              15              --
-----------------------------------------------------------------------------------------------------------------
Ultra-Short Obligation Funds
Turner Short Duration Government Funds -
One Year Portfolio (Institutional Class)
Ranking vs. competitors                                       1/29           2/27           2/18            --
Percentile ranking                                            1              7              11              --
-----------------------------------------------------------------------------------------------------------------
Source: Lipper Inc.


4 | TURNER FUNDS 1999 ANNUAL REPORT

Investment review
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund




--------------------------------------------------------------------------------
Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund                42.97%
Lipper Large-Cap Growth Funds Average              37.86
S&P 500 Index                                      27.80
Russell Top 200 Growth Index                       34.26
================================================================================

The Turner Large Cap Growth Equity Fund continued to outperform its benchmarks by a substantial margin during the 12-month period ended September 30, 1999. The fund achieved a total return of 42.97%, compared with 34.26% for the Russell Top 200 Growth Index and 27.80% for the S&P 500 Index.

This superior performance was attributable to strong stock selection and decisive timing within key portfolio sectors. And it was accomplished while remaining sector-diversified relative to the Russell Top 200 Growth Index

The year was marked by a return to favor of mid-cap and small-cap issues, which had long been overshadowed by their larger counterparts. This trend continued through the end of the fiscal year, but was not enough to dampen the performance of high-quality, large-cap growth issues.

The portfolio's strongest performers for the year included perennial growth leader Microsoft, which continued to advance despite antitrust concerns and fundamental changes in its business model. Cisco Systems also continued to perform strongly thanks to its unique position as the predominant mover of Internet traffic. And even staid old IBM produced fireworks as a result of its success in embracing Internet commerce. In the healthcare sector, Johnson & Johnson and Bristol-Myers Squibb benefited from robust earnings growth and promising product pipelines.

Looking ahead, we are optimistic that large cap stocks will remain market leaders. Companies in this sector have the strong cash flows needed to fund aggressive research and development programs. In addition, recent efforts to streamline operations and decision-making have given large companies the agility to adapt quickly to the rapid changes brought on by the e-commerce revolution. As always, however, we will look beyond the obvious to locate those stocks that appear to offer the strongest potential for above-average growth.


Growth of a $10,000 Investment in the Turner Large Cap Growth Fund:
February 1, 1997-September 30, 1999 *


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one year              Since inception
42.97%                     31.15%


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


             Turner        Russell         S&P
           Large Cap       Top 200         500
           ---------       -------        ------
1/31/97      10,000         10,000        10,000
Sep. 97      12,279         12,013        12,199
Sep. 98      14,399         14,165        13,304
Sep. 99      20,586         19,018        17,003


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Large Cap Growth Equity Fund is February 1, 1997.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 5

Investment review
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund


--------------------------------------------------------------------------------
Fund objective
The Turner Large Cap Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations exceeding $10 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Top 200 Growth Index.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999

o  CUSIP #900297508

o  Top 10 holdings
   (1) Microsoft, (2) Cisco Systems, (3) Johnson & Johnson, (4) Intel, (5) Bristol-Myers Squibb, (6) Lucent Technologies, (7) America Online, (8) Procter & Gamble, (9) Wal-Mart Stores, (10) IBM

o % in 10 largest holdings 43.8%

o Number of holdings 44

o Price/earnings ratio 42.2

o Weighted average market capitalization $124.7 billion

o % of holdings with positive earnings surprises 68.0%

o % of holdings with negative earnings surprises 12.3%

o Net assets $8.5 million

[FUND PROFILE GRAPH OMITTED]

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell Top 200 Growth Index

[BAR GRAPH OMITTED]

44.3% Technology
19.3% Health care
15.9% Consumer discretionary/services
10.7% Consumer staples
4.2% Financial services
2.6% Producer durables
2.6 Utilities/communication
1.0% Materials/processing



Portfolio managers

[PHOTO OMITTED]

John F. Hammerschmidt has served as the lead product manager of the Large Cap Growth Equity Fund since its inception in 1997. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Large Cap Growth Equity Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

Mark D. Turner, president of Turner Investment Partners, serves as a comanager of the Large Cap Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois.

6 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Growth Equity Fund
Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------

Turner Growth Equity Fund                          38.16%
Lipper Large-Cap Growth Funds Average              37.86
S&P 500 Index                                      27.80
Russell 1000 Growth Index                          34.85
--------------------------------------------------------------------------------


In a year marked by exceptional market volatility, the Turner Growth Equity Fund handily outperformed its benchmarks, delivering a total return of 38.16%. By comparison, the Russell 1000 Growth Index returned 34.85%, while the S&P 500 Index yielded 27.80%.

The fund's outperformance is attributable to careful stock selection which focused on companies with outstanding management, world-class products and services, and long-term records of superior performance.

The top ten holdings of the fund at year-end were without exception household names, including Microsoft, Cisco Systems, Intel, Johnson & Johnson, Bristol-Myers Squibb, Lucent Technologies, Procter & Gamble, Wal-Mart Stores, Home Depot, and Schering Plough. Among their many other attributes, all ten are ranked among "America's Most Admired Companies" in their respective categories by Fortune magazine.

Looking ahead, we believe that the growth sector will continue to dominate the markets well into the future. In fact, we are convinced that a sea-change in the markets has placed growth stocks in a position of uncontested dominance over their value-oriented counterparts.

Of course, this does not mean that this sector is forever immune to volatility. But through our identification of best-of-class companies, we anticipate that the Growth Equity Fund will continue to live up to its name.



Growth of a $10,000 Investment in the Turner Growth Equity Fund:
March 31, 1992-September, 30, 1999 *


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


            Turner Growth        S&P 500          Russell 1000
             Equity Fund     Composite Index      Growth Index
            -------------    ---------------      ------------
3/31/92        10,000            10,000              10,000
Sep. 92        10,055            10,511              10,326
Sep. 93        12,734            11,871              10,942
Sep. 94        12,352            12,309              11,583
Sep. 95        14,900            15,965              15,311
Sep. 96        18,314            19,209              18,588
Sep. 97        24,286            26,976              25,335
Sep. 98        26,887            29,420              28,147
Sep. 99        37,147            37,598              37,957


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------

Past one      Past three   Past five    Since
year          years        years        inception
38.16%        26.58%       24.63%       19.17%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Growth Equity Fund is March 11, 1992. Returns are calculated from the first full month following the fund's inception date.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 7

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Growth Equity Fund


--------------------------------------------------------------------------------
Fund objective
The Turner Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 1000 Growth Index.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999


o  Ticker symbol TRGEX

o  CUSIP #900297102

o Top 10 holdings (1) Microsoft, (2) Cisco Systems, (3) Intel, (4) Johnson & Johnson, (5) Bristol-Myers Squibb, (6) Lucent Technologies, (7) Procter & Gamble, (8) Wal-Mart Stores, (9) Home Depot, (10) Schering-Plough

o % in 10 largest holdings 36.9%

o Number of holdings 97

o Price/earnings ratio 39.9

o Weighted average market capitalization $105.6 billion

o % of holdings with positive earnings surprises 73.6%

o % of holdings with negative earnings surprises 9.7%

o Net assets $142.8 million

[GROWTH EQUITY GRAPH OMITTED]


--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell 1000 Growth Index

36.3% Technology
16.7% Health care
15.3% Consumer discretionary/services
 9.0% Consumer staples
 5.1% Financial services
 4.5% Utilities/communication
 3.5% Producer durables
 1.2% Materials/processing
 0.9% Energy
 0.4% Autos/transportation

[BAR GRAPH OMITTED]

Portfolio managers

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Growth Equity Fund since its inception in 1992. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

John F. Hammerschmidt serves as a comanager of the Growth Equity Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.

[PHOTO OMITTED]

Mark D. Turner, president of Turner Investment Partners, serves as a comanager of the Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois.

8 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Midcap Growth Fund


Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Midcap Growth Fund                          84.07%
Lipper Mid-Cap Growth Funds Average                50.88
Russell Midcap Growth Index                        37.19
--------------------------------------------------------------------------------
During the 12 months ended September 30, 1999, the Turner Midcap Growth Fund added to its outstanding record by soaring 84.07%. In doing so, the fund more than doubled the performance of the Russell Midcap Growth Index, which returned 37.19%.

Among the strongest performing sectors of the portfolio were technology, healthcare and producer durables. Broadcasting/media, specialty retailing, biotechnology, semiconductor and networking stocks were especially profitable. Only our consumer-stables positions lagged.

What is particularly notable about the fund's superior performance is that it was achieved while maintaining an average price earnings ratio (P/E Ratio) just over 33 relative to the Russell Midcap P/E Ratio of 34. In light of the favorable earnings prospects of our holdings, we think Midcap Growth can perform relatively well in favorable or unfavorable economic conditions.

The companies in the Midcap Growth Fund are well-known, well-capitalized organizations with dominant market positions and reputations for innovation. They include "dot-com" address provider Network Solutions; electronics retailers Best Buy and Circuit City; payroll processing leader Paychex; Internet advertising giant DoubleClick; advertising conglomerate Interpublic Group; adhesive products maker Avery Denison; printer manufacturer Lexmark International; food distributor Sysco, and fiber optics leader JDS Uniphase.

Looking ahead, we believe that the Midcap Growth Fund has strong prospects for the future, thanks to its continued emphasis on finding leaders in a dynamic market place. And while it is unrealistic to expect consecutive years of performance of this caliber, we believe the fund is well positioned for a wide range of market environments.


Growth of a $10,000 Investment in the Turner Midcap Growth Fund:
October 31, 1996-September 30, 1999*


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


           Turner Midcap Growth      Russell Midcap Growth Index
           --------------------      ---------------------------
10/31/96         10,000                         10,000
Sep. 97          14,248                         13,117
Sep. 98          14,425                         11,887
Sep. 99          26,552                         16,309


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one year              Since inception
84.07%                     38.93%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Midcap Growth Fund is October 1, 1996.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 9

Investment review
--------------------------------------------------------------------------------

Turner Midcap Growth Fund


--------------------------------------------------------------------------------
Fund objective
The Turner Midcap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations between $1 billion and $8 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

o  Ticker symbol TMGFX

o  CUSIP #900297409

o Top 10 holdings (1) Network Solutions, (2) Best Buy, (3) Paychex, (4) DoubleClick, (5) Interpublic Group, (6) Bausch & Lomb, (7) Circuit City, (8) Lexmark International, (9) SPX, (10) JDS Uniphase

o % in 10 largest holdings 13.9%

o Number of holdings 113

o Price/earnings ratio 33.8

o Weighted average market capitalization $5.2 billion

o % of holdings with positive earnings surprises 71.1%

o % of holdings with negative earnings surprises 5.9%

o Net assets $148.8 million

[MIDCAP FUND GRAPH OMITTED]

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell Midcap Growth Index

[BAR GRAPH OMITTED]

27.4% Technology
24.4% Consumer discretionary/services
11.1% Health care
 9.1% Financial services
 6.5% Producer durables
 5.4% Utilities/communication
 3.4% Materials/processing
 3.0% Consumer staples
 2.6% Energy
 1.9% Autos/transportation

Portfolio managers

[PHOTO OMITTED]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

[PHOTO OMITTED]

William C. McVail serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

10 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Small Cap Growth Fund


Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund                       59.14%
Lipper Small-Cap Growth Funds Average              43.76
Russell 2000 Growth Index                          32.63
--------------------------------------------------------------------------------
Small-cap growth stocks performed extremely well during the year ended September 30, 1999. But the Turner Small Cap Growth Fund performed even better. For the period, the fund returned a whopping 59.14% -- nearly doubling the performance of the Russell 2000 Growth Index, which returned 32.63%.

This performance is even more notable in light of the fact that some key sectors, including financial services and producer durables, spent a good portion of the year out of the market's favor. However, any underperformance was more than made up by the fund's outstanding holdings in such areas as consumer discretionary/ services and technology.

Top performers in the portfolio included cable equipment maker ANTEC; specialty software creator Mercury Interactive; investment banker Hambrecht & Quist; videoconferencing leader Polycom; pharmaceutical innovator Jones Pharma; security software producer Symantec; French software developer Business Objects; communications equipment maker Powerwave Technologies; help desk software developer Peregrine Systems; and home products retailer Linens 'N Things.

Overall, more than 63% of the portfolio's holdings reported positive earnings surprises, while just over five percent reported negative earnings surprises.

Looking ahead, we continue to favor selected consumer, telecommunications, and bandwidth-technology stocks that have contributed so much to our recent results. And we continue to find outstanding values in the small-cap sector, which is so rich with innovative, energetic young companies.



Growth of a $10,000 Investment in the Turner Small Cap Growth Fund:
February 28, 1994-September 30, 1999*


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


              Turner Small           Frank Russell
               Cap Growth          2000 Growth Index
              ------------         -----------------
2/28/94          10,000                 10,000
Sep. 94          10,303                  9,618
Sep. 95          15,812                 12,328
Sep. 96          24,103                 13,881
Sep. 97          28,114                 17,123
Sep. 98          23,362                 12,872
Sep. 99          37,179                 17,072


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one      Past three   Past five    Since
year          years        years        inception
59.14%        15.54%       29.26%       26.63%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Small Cap Growth Fund is February 7, 1994. Returns are calculated from the first full month following the fund's inception date.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 11

Investment review
--------------------------------------------------------------------------------

Turner Small Cap Growth Fund

--------------------------------------------------------------------------------
Fund objective

The Turner Small Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations at the time of purchase not exceeding $2 billion that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[SMALL CAP GRAPH OMITTED]

o  Ticker symbol TSCEX

o CUSIP #900297300

o Top 10 holdings ((1) ANTEC, (2) Mercury Interactive, (3) Hambrecht & Quist,
  (4) Polycom, (5) Jones Pharma, (6) Symantec, (7) Business Objects, (8) Powerwave Technologies, (9) Peregrine Systems, (10) Linens 'N Things

o % in 10 largest holdings 12.9%

o Number of holdings 146

o Price/earnings ratio 28.1

o Weighted average market capitalization $1.3 billion

o % of holdings with positive earnings surprises 73.6%

o % of holdings with negative earnings surprises 3.5%

o Net assets $254.1 million

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell 2000 Growth Index

23.9% Consumer discretionary/services
22.8% Technology
13.3% Health care
10.9% Financial services
10.0% Producer durables
 6.2% Materials/processing
 5.6% Utilities/communication
 1.7% Energy
 1.6% Autos/transportation
 1.3% Consumer staples

[BAR GRAPH OMITTED]


--------------------------------------------------------------------------------
Portfolio managers

[PHOTO OMITTED]

William C. McVail serves as the lead product manager of the Small Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]

Frank L. Sustersic serves as a comanager of the Small Cap Growth Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]

Christopher K. McHugh serves as a comanager of the Small Cap Growth Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

12 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Micro Cap Growth Fund

Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund                      113.46%
Lipper Small-Cap Core Funds Average                24.96
Russell 2000 Growth Index                          32.63
--------------------------------------------------------------------------------

Those who believe that triple-digit annual returns are the sole province of certain Internet stocks are likely to think that the performance figures of the Turner Micro Cap Growth Fund are a misprint. But they are not. For the 12 months ended September 30, 1999, the fund delivered an astonishing return of 113.46%. In doing so, the fund more than tripled the performance of its key benchmark, the Russell 2000 Growth Index, which recorded an annual return of 32.63%.

We are pleased to report that this performance has not come at the expense of diversification. Throughout the year, the fund was represented in all ten market sectors -- unlike other micro-cap funds which invest primarily in technology stocks while maintaining only token weightings in other sectors.

The fund was aided by a general strength in growth stocks; particularly those in the technology sector. However, the real story was stock selection. Our fundamental analysis and proprietary quantitative model led us to companies that were clearly poised for above-average growth. And over the course of the year, more than 46% of our holdings came through with positive earnings surprises, while only three percent delivered negative surprises.

Our top ten holdings were among the best-performing stocks in the portfolio. Our largest holding, CD-ROM producer Zomax, rose more than 1,000% during the year. Other superior performers included cell phone manufacturer Audiovox; electronics retailer Rex Stores; video game creator THQ, Inc.; specialty circuits manufacturer Zoran; cardiac products leader Zoll Medical; broadcast equipment maker California Amplifier; and remote control producer Universal Electronics.

Looking ahead, one cannot expect performance of this level to repeat itself -- especially as the fund grows in size. However, we believe that micro-cap stocks remain a fertile area for exceptional rates of growth. And we believe that our strategy of seeking the most promising stocks in each industry sector will continue to provide an effective method for outperforming the overall market.

Growth of a $10,000 Investment in the Turner Micro Cap Growth Fund:
March 1, 1998-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                           Turner Micro Cap        Russell 2000
                             Growth Fund           Growth Index
                           ----------------        ------------
          2/98                  10,000                 10,000
          9/98                   9,882                  7,625
          9/99                  21,093                 10,113

Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one year              Since inception
113.46%                    59.94%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Micro Cap Growth Fund is March 1, 1998.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Micro Cap Growth Fund

--------------------------------------------------------------------------------
Fund objective

The Turner Micro Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential and market capitalizations not exceeding $500 million at the time of purchase. The fund's economic-sector weightings stay within a range that's not more than 50% above or below the sector weightings of the Russell 2000 Growth Index.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[MICRO CAP GRAPH OMITTED]

o Ticker symbol TMCGX

o CUSIP #872524301

o Top 10 holdings (1) Zomax, (2) Audiovox, (3) Rex Stores, (4) THQ, (5) Zoran,
  (6) Eclipse Surgical Technologies, (7) Zoll Medical, (8) California Amplifier,
  (9) Homeseekers.com, (10) Universal Electronics

o % in 10 largest holdings 16.1%

o Number of holdings 126

o Price/earnings ratio 34.4

o Weighted average market capitalization $300 million

o % of holdings with positive earnings surprises 56.9%

o % of holdings with negative earnings surprises 3.4%

o Net assets $13.0 million

--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

31.1% Technology
27.4% Consumer discretionary/services
12.2% Health care
 5.2% Financial services
 5.0% Materials/processing
 4.1% Energy
 3.9% Producer durables
 3.5% Utilities/communication
 2.6% Autos/transportation
 0.9% Consumer staples

[BAR GRAPH OMITTED]

Portfolio managers

[PHOTO OMITTED]

Frank L. Sustersic has served as the lead product manager of the Micro Cap Growth Fund since its inception in 1998. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]

William C. McVail serves as the comanager of the Micro Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


[PHOTO OMITTED]

Christopher J. Perry serves as the comanager of the Micro Cap Growth Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.

14 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Top 20 Fund


Total return
Period ending September 30, 1999
--------------------------------------------------------------------------------
Turner Top 20 Fund                                 39.90%
Lipper Multi-Cap Core Funds Average                24.96
S&P 500 Index                                      (6.24)
--------------------------------------------------------------------------------

The Turner Top 20 Fund, which invests in the 15-25 stocks on which we are the most bullish, recorded a bullish initial performance in the third quarter. Top 20 climbed 39.90% to beat the S&P 500 Index's 6.24% loss by 46.14 percentage. Our holdings were culled from the approximately 250 stocks in all capitalization ranges that we own in our other stock funds -- the stocks that we think are the best of the best. In essence, we regard the fund as a distillation of our ability to pick good stocks. As the market fluctuated in the quarter, we moved in and out of our holdings adroitly. For instance, we reaped gains in technology stocks, then sold a portion of them to buy health-care stocks and benefit from their subsequent rally. Our holdings remain broadly diversified by sector and security, with investments in seven sectors and typical weightings in individual stocks of about 5%; we think such an approach should produce smoother returns over time.

Growth of a $10,000 Investment in the Turner Top 20 Fund:
July 1, 1999-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                  Turner         S&P
                                  ------        -----
                    6/98          10,000       10,000
                    9/99          13,990        9,375

Cumulative total returns
Period ending September 30, 1999
--------------------------------------------------------------------------------
Since inception
39.90%


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Top 20 Fund is July 1, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Top 20 Fund

--------------------------------------------------------------------------------
Fund objective
The Turner Top 20 Fund seeks capital appreciation. It invests in common stock and other equity securities of companies, regardless of their market capitalization, that Turner believes have strong earnings potential. The portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[TOP 20 GRAPH OMITTED]

o Ticker symbol TTOPX

o CUSIP #87252R862

o Top 10 holdings (1) NetZero, (2) Yahoo!, (3) America Online, (4) JDS Uniphase,
  (5) InterNAP Network Services, (6) Scientific-Atlanta, (7) Johnson & Johnson,
  (8) Micron Technology, (9) Abercrombie & Fitch, (10) Bausch & Lomb

o % in 10 largest holdings 53.8%

o Number of holdings 21

o Price/earnings ratio 39.8

o Weighted average market capitalization $57.3 billion

o % of holdings with positive earnings surprises 68.8%

o % of holdings with negative earnings surprises 19.1%

o Net assets $16.1 million


--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

35.9% Technology
28.1% Consumer discretionary/services
 9.9% Health care
 9.8% Producer durables
 8.5% Energy
 4.6% Financial services
 4.3% Consumer staples

[BAR GRAPH OMITTED]


Portfolio managers

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

[PHOTO OMITTED]

William C. McVail serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

16 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Technology Fund


Total return
Period ending September 30, 1999
--------------------------------------------------------------------------------
Turner Technology Fund                             40.60%
Lipper Science & Technology Funds Average          24.96
Pacific Exchange Technology 100 Index               4.62
--------------------------------------------------------------------------------

Performance was generally bleak for the 10 sectors of the stock market in the third quarter, but the technology sector was a notable exception. The Pacific Exchange Technology 100 Index, for one, advanced 4.62%. The Turner Technology Fund began operation in the quarter and made the most of this favorable environment: it soared 40.60% to outdistance the PSE Tech Index by 35.98 percentage points.

During the summer, technology stocks bottomed after a tough second quarter and came roaring back. Seeing an enormous buying opportunity, we scooped up selected Internet, software, and semiconductor shares, then rode their ascent. For instance, software stocks were so beaten down that they were selling at price/earnings multiples below their growth rates, which is highly unusual. Going forward, we especially like the fundamentals of enterprise-resource-planning software firms, which should benefit from future capital spending on technology.

Growth of a $10,000 Investment in the Turner Technology Fund:
July 1, 1999-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                  Turner          Pacific
                                  ------          -------
                    6/99          10,000            10,000
                    9/99          14,060            10,467

Cumulative total returns
Period ending September 30, 1999
--------------------------------------------------------------------------------
Since inception
40.60%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Technology Fund is July 1, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 17

Investment Review
--------------------------------------------------------------------------------


Turner Technology Fund


--------------------------------------------------------------------------------
Fund objective

The Turner Technology Fund seeks capital appreciation. It invests in common stock of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven technology related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999


[TECH GRAPH OMITTED]

o Ticker symbol TTECX

o CUSIP #87252R870

o Top 10 holdings (1) InterNAP Network Services, (2) Amazon.com, (3) NetZero,
  (4) Microsoft, (5) Priceline.com, (6) Network Solutions, (7) Ciena, (8) Intuit, (9) America Online, (10) JDS Uniphase

o % in 10 largest holdings 39.9%

o Number of holdings 39

o Price/earnings ratio 42.9

o Weighted average market capitalization $45.1 billion

o % of holdings with positive earnings surprises 68.5%

o % of holdings with negative earnings surprises 15.3%

o Net assets $8.3 million


--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

56.9% Technology
24.4% Consumer discretionary/services
 8.7% Producer durables
 2.9% Utilities/communication
 2.6% Health care

[BAR GRAPH OMITTED]



Portfolio managers

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

18 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Short Duration Government Funds-
Three Year Portfolio



Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-
Three Year Portfolio (Institutional Class)          2.89%
Lipper Short/Intermediate U.S. Government
Funds Average                                       0.69
Lehman Brothers 1-3 Year
U.S. Government Bond Index                          3.18
--------------------------------------------------------------------------------

In a challenging year for all fixed income investors, the Turner Short Duration -- Three Year Fund Institutional Class delivered strong results, with a total return of 2.89%. By comparison, the Lehman Brothers 1-3 Year U.S.
Government Bond Index returned only a slightly higher 3.18%.

During the fiscal year, fixed income securities were hit by two rate hikes by the Federal Reserve Board, each pushing short rates up by 0.25%. The Fed's goal in each case was to tap the brakes on the economy and preempt inflation.

Throughout the period, we held the fund's average weighted maturity to a relatively conservative 2.2 years. This positioned us to take advantage of higher yields as they became available. We also maintained our level of quality, focusing primarily on U.S. Treasury notes and government agency securities.

The new year offers considerable challenge as the economy continues to grow at a healthy pace and inflation fears rise. In the face of this the Turner Short Duration Government Fund-Three Year Portfolio will continue to invest in high quality instruments and to manage interest rate risk carefully. We will seek to benefit from an eventual fall in rates, which we expect, without exposing our investors to undue risk.



Growth of a $10,000 Investment in the Turner Short Duration Government Funds-Three Year Portfolio, Institutional Class:
March 31, 1994-September 30, 1999 *

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                         Turner Short Duration      Lehman 1-3 yr
                         ---------------------      -------------
              1/31/94            10,000                  10,000
               Sep 94            10,089                  10,049
               Sep 95            10,976                  10,871
               Sep 96            11,637                  11,488
               Sep 97            12,463                  12,279
               Sep 98            13,469                  13,253
               Sep 99            13,858                  13,676

Annualized total returns
Periods ending September 30, 1999

Past one      Past three   Past five    Since
year          years        years        inception
Institutional Class Shares
2.89%         6.00%        6.56%        6.02%
Advisor Class Shares
   --           --           --         5.64%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-Three Year Portfolio (Institutional Class) is March 1, 1994.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 19

Investment Review
--------------------------------------------------------------------------------

Turner Short Duration Government Funds-
Three Year Portfolio

--------------------------------------------------------------------------------
Fund objective

The Turner Short Duration Government Funds-Three Year Portfolio seeks to produce maximum total return consistent with preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a three-year Treasury bill.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[THREE YEAR GRAPH]

o Ticker symbol TSDGX, Institutional Class Shares

o CUSIP #872524202, Institutional Class Shares

o Top 10 holdings (1) U.S. Treasury Notes, 5.75%, 10/31/00, (2) U.S. Treasury Notes, 5.00%, 02/28/01, (3) U.S. Treasury Notes, 7.00%, 07/15/06, (4) Federal
  Home Loan Mortgage Corporation, 9.50%, 06/15/06, (5) Spiegel Credit Card, 7.50%, 1995-A, (6) Federal Home Loan Mortgage Corporation Gold, 7.50%, 10/14/29, (7) U.S. Treasury Notes, 6.375%, 08/15/02, (8) Structured Assets SEC Corporation Variable %, 10/30/07, (9) Fleet Credit Card, 1998-A, (10) Ford Motor Credit, 5.75%, 02/23/04

o % in 10 largest holdings 57.4%

o Number of holdings 44

o Average effective duration 1.7 years

o Average maturity 2.3 years

o Average yield to maturity 6.13%

o Average credit quality Agency

o Convexity (0.21)

o Net assets $38.8 million

--------------------------------------------------------------------------------
Sector weightings:

47.6% Mortgage-backed securities
30.1% Treasury securities
11.6% Asset-backed securities
7.4% Corporates
3.3% Other

[BAR GRAPH OMITTED]

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO OMITTED]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-One Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO OMITTED]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO OMITTED]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.

20 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Short Duration Government Funds-
One Year Portfolio

Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-
One Year Portfolio (Institutional Class)            5.34%
Lipper Ultra-Short Obligation Funds Average         4.28
Merrill Lynch 3 Month
U.S. Treasury Bill Index                            4.70
--------------------------------------------------------------------------------

For the 12 months ended September 30, 1999, the Turner Short Duration - One Year Fund Institutional Class delivered a strong total return of 5.34%. By contrast, the Merrill Lynch 3 Month U.S. Treasury Bill Index reported a total return of 4.70%.

The fund benefited from the Federal Reserve Board's two rate hikes late in the fiscal year, each of which boosted short-term yields by 0.25%. Because of these actions, short-term instruments actually outperformed intermediate-term securities for the year.

The fund also took advantage of the incremental yield opportunities available at the longer end of its maturity spectrum. And, it boosted returns still further by holding a sizeable proportion of government-backed collateralized mortgage obligation (CMO) securities, which offer higher income levels than Treasury issues of comparable maturities.

Looking ahead, we believe the potential for additional rate increases remains fairly strong for the early part of calendar year 2000. Once the Federal Reserve Board is satisfied that any Y2K-related concerns have been put to rest, the strength of the economy and tightness in the labor markets could make a compelling case for additional action. Whether or not this occurs, we believe the fund is well positioned to continue delivering yields well in excess of the rate of inflation.

Growth of a $10,000 Investment in the Turner Short Duration Government Funds-One Year Portfolio, Institutional Class
March 1, 1998-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                       Turner Short Duration        Merrill Lynch 3-month
                       ---------------------        ---------------------
          3/3/94               10,000                         10,000
          Sep.94               10,231                         10,235
          Sep 95               10,935                         10,837
          Sep 96               11,704                         11,431
          Sep 97               12,428                         12,047
          Sep 98               13,201                         12,693
          Sep 99               13,906                         13,289

Annualized total returns
Periods ending September 30, 1999

Past one      Past three   Past five    Since
year          years        years        inception
Institutional Class Shares
5.34%         5.92%        6.33%        6.08%
Advisor Class Shares
5.00%           --           --         5.22%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-One Year Portfolio (Institutional Class) is March 1, 1994.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 21

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Short Duration Government Funds-
One Year Portfolio

--------------------------------------------------------------------------------
Fund objective

The Turner Short Duration Government Funds-One Year Portfolio seeks to produce maximum total return consistent with the preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a one-year Treasury note.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[ONE YEAR GRAPH OMITTED]

o CUSIP #872524103, Institutional Class Shares

o Top 10 holdings (1) Federal National Mortgage Association, 5.84375%, 06/25/00,
  (2) Federal Home Loan Mortgage Corporation, 5.85%, 11/15/05, (3) U.S. Treasury Notes, 5.75%, 10/31/00, (4) Federal Home Loan Mortgage Corporation, 6.50%, 09/15/06, (5) Morgan Stanley, 6.85%, 02/15/20, (6) Federal National Mortgage Association, 5.84375%, 06/25/08, (7) Government National Mortgage Association, 6.375%, (8) Federal Home Loan Mortgage Corporation, 6.00%, 11/15/05, (9) Federal Home Loan Mortgage Corporation, 5.70%, 07/15/05, (10) Federal Home Loan Mortgage Corporation, 7.00%, 10/15/18

o % in 10 largest holdings 69.6%

o Number of holdings 33

o Average effective duration 0.4 years

o Average maturity 0.5 years

o Average yield to maturity 5.73%

o Average credit quality Agency

o Convexity (0.18)

o Net assets $6.4 million
--------------------------------------------------------------------------------
Sector weightings:

47.6% Mortgage-backed securities
30.1% Treasury securities
11.6% Asset-backed securities
 7.4% Corporates
 3.3% Other

[BAR GRAPH OMITTED]

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO OMITTED]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-Three Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO OMITTED]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO OMITTED]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.

22 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Core High Quality
Fixed Income Fund


Total return
Period ending September 30, 1999*
--------------------------------------------------------------------------------
Turner Core High Quality
Fixed Income Fund                                   0.48%
Lipper General Bond Funds Average                   4.28
Lehman Brothers Aggregate
Bond Index                                          0.68
--------------------------------------------------------------------------------


Interest rates rose at most maturities in the third quarter, but not enough to prevent the Turner Core High Quality Fixed Income Fund from recording a positive return, 0.48%. That return was below the 0.68% performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index. Our results were enhanced by the portfolio's high average credit quality (better-quality securities outperformed), significant positions in Treasury, mortgage-backed, and asset-backed securities (those three sectors outperformed), and a conservative average duration (longer durations underperformed). Conversely, our results would have been better if we had owned more bonds with above-average yields, especially more mortgage pass-throughs, which have done well lately. We are keeping our average duration in neutral territory to capture more yield than we would with a more conservative positioning.

Growth of a $10,000 Investment in the Turner Core High Quality Fixed Income
Fund: July 1, 1999-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                    Turner        Lehman
                                    ------        ------
                      6/98          10,000         10,000
                      9/99          10,047         10,068

Cumulative total returns
Period ending September 30, 1999
--------------------------------------------------------------------------------
Since inception
0.48%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Core High Quality Fixed Income Fund is July 1, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 23

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Core High Quality Fixed Income Fund

--------------------------------------------------------------------------------
Fund objective

The Turner Core High Quality Fixed Income Fund seeks current income and capital appreciation, an objective that emphasizes total return rather than just yield alone. It invests in investment-grade fixed-income securities, including U.S. government, corporate, mortgaged-backed and asset-backed securities.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[CORE HIGH GRAPH OMITTED]

o Ticker symbol THQFX

o CUSIP #87252R847

o Top 10 holdings (1) U.S. Treasury Notes, 7.00%, 07/15/06, (2) U.S. Treasury Notes, 8.125%, 05/15/21, (3) Spiegel Credit Card, 7.50%, 1995-A, (4) FNCI,
  6.00%, 02/01/13, (5) Federal National Mortgage Association, 6.00%, 12/25/22,
  (6) Federal Home Loan Mortgage Corporation, 6.00%, 6/01/29, (7) Federal Home Loan Mortgage Corporation Gold Pool, 7.50%, 10/01/28, (8) FNCL, 6.00%, 04/01/28, (9) Federal Home Loan Mortgage Corporation, 9.50%, 06/15/06, (10) Olympic Auto, 6.15%, 1995-D

o % in 10 largest holdings 85.8%

o Number of holdings 26

o Average effective duration 5.0 years

o Average maturity 8.5 years

o Average yield to maturity 6.49%

o Average credit quality Agency

o Convexity 0.09

o Net assets $10.0 million
--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

44.1% Mortgage-backed securities
38.1% Treasury securities
13.7% Corporates
2.2% Asset-backed securities
1.9% Other

[BAR GRAPH OMITTED]

Portfolio managers

[PHOTO OMITTED]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-Three Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO OMITTED]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO OMITTED]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.

24 | TURNER FUNDS 1999 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Statement of net assets
Turner Large Cap Growth Equity Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--100.3%
----------------------------------------------------------
Beauty products--4.7%
----------------------------------------------------------
Colgate-Palmolive                         2,530      $ 116
Procter & Gamble                          3,015        283
                                                     -----
Total Beauty products                                  399
                                                     -----

----------------------------------------------------------
Broadcasting, newspapers & advertising--2.8%
----------------------------------------------------------
AT&T Corp-Liberty Media, Cl A*            3,740        139
Clear Channel Communications*             1,220         97
                                                     -----
Total Broadcasting, newspapers &
    advertising                                        236
                                                     -----

----------------------------------------------------------
Communications equipment--7.7%
----------------------------------------------------------
Juniper Networks*                           910        166
Lucent Technologies                       5,490        356
Nokia                                     1,460        131
                                                     -----
Total Communications equipment                         653
                                                     -----

----------------------------------------------------------
Computers & services--12.7%
----------------------------------------------------------
Cisco Systems*                            7,094        486
EMC*                                      2,380        170
IBM                                       2,170        263
Sun Microsystems*                         1,660        154
                                                     -----
Total Computers & services                           1,073
                                                     -----

----------------------------------------------------------
Drugs--11.4%
----------------------------------------------------------
American Home Products                    3,990        166
Bristol-Myers Squibb                      5,500        371
Genentech*                                1,405        206
Schering Plough                           5,030        219
                                                     -----
Total Drugs                                            962
                                                     -----

----------------------------------------------------------
Electronics--3.4%
----------------------------------------------------------
Micron Technology                         1,610        107
Solectron*                                2,500        180
                                                     -----
Total Electronics                                      287
                                                     -----


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Financial services--2.1%
----------------------------------------------------------
American Express                            610       $ 82
Automatic Data Processing                 2,080         93
                                                     -----
Total Financial services                               175
                                                     -----

----------------------------------------------------------
Food, beverage & tobacco--2.5%
----------------------------------------------------------
Anheuser Busch                            1,120         78
Seagram                                   2,880        131
                                                     -----
Total Food, beverage & tobacco                         209
                                                     -----

----------------------------------------------------------
Insurance--2.1%
----------------------------------------------------------
American International Group              2,097        182
                                                     -----
Total Insurance                                        182
                                                     -----

----------------------------------------------------------
Internet services--6.4%
----------------------------------------------------------
Amazon.com*                               1,310        105
America Online*                           2,885        300
Yahoo*                                      790        142
                                                     -----
Total Internet services                                547
                                                     -----

----------------------------------------------------------
Medical products & services--7.9%
----------------------------------------------------------
Amgen*                                    2,190        178
Johnson & Johnson                         4,375        402
Medtronic                                 2,400         85
                                                     -----
Total Medical products & services                      665
                                                     -----

----------------------------------------------------------
Miscellaneous manufacturing--1.0%
----------------------------------------------------------
Tyco International                          810         84
                                                     -----
Total Miscellaneous manufacturing                       84
                                                     -----

----------------------------------------------------------
Multimedia--0.9%
----------------------------------------------------------
CBS                                       1,705         79
                                                     -----
Total Multimedia                                        79
                                                     -----

                                            TURNER FUNDS 1999 ANNUAL REPORT | 25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Statement of net assets
Turner Large Cap Growth Equity Fund



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Retail--9.1%
----------------------------------------------------------
CVS                                       3,430      $ 140
Home Depot                                3,043        209
Kroger*                                   2,950         65
Safeway*                                  2,300         88
Wal-Mart Stores                           5,635        268
                                                     -----
Total Retail                                           770
                                                     -----

----------------------------------------------------------
Semiconductors/instruments--9.9%
----------------------------------------------------------
Intel                                     5,010        372
Jds Uniphase*                             1,920        219
Texas Instruments                         2,970        244
                                                     -----
Total Semiconductors/instruments                       835
                                                     -----

----------------------------------------------------------
Software & programming--13.1%
----------------------------------------------------------
BMC Software*                             2,490        178
Computer Associates                       2,220        136
Microsoft*                                6,800        616
Oracle*                                   3,890        177
                                                     -----
Total Software & programming                         1,107
                                                     -----

----------------------------------------------------------
Telephones & telecommunications--2.6%
----------------------------------------------------------
Qwest Communications
    International*                        4,530        134
Sprint (PCS Group)*                       1,150         86
                                                     -----
Total Telephones &
    telecommunications                                 220
                                                     -----

----------------------------------------------------------
Total common stocks
    (Cost $7,993)                                    8,483
==========================================================


                                   Face amount       Value
                                          (000)      (000)
----------------------------------------------------------
Repurchase agreement--0.9%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $76,151 (collateralized by U.S. Treasury
    Note, par value $73,410, 7.25%,
    08/15/04: market value $77,918)         $76     $   76

----------------------------------------------------------
Total repurchase agreement
    (Cost $76)                                          76
==========================================================

Total investments--101.2%
    (Cost $8,069)                                    8,559
==========================================================


----------------------------------------------------------
Other assets and liabilities, net--(1.2%)             (100)
==========================================================


----------------------------------------------------------
Net assets:
----------------------------------------------------------
Portfolio Shares (unlimited authorization
    -- no par value) based on 447,615
    outstanding shares of beneficial interest        6,352
Accumulated net realized
    gain on investments                              1,617
Net unrealized appreciation
    on investments                                     490


----------------------------------------------------------
Total net assets--100.0%                            $8,459
==========================================================

Net asset value, offering and
    redemption price per share                      $18.90
==========================================================


*Non-income producing security.

Cl - Class

The accompanying notes are an integral part of the financial statements.

26 | TURNER FUNDS 1999 ANNUAL REPORT

--------------------------------------------------------------------------------

Schedule of investments
Turner Growth Equity Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--98.8%
----------------------------------------------------------
Aircraft--0.5%
----------------------------------------------------------
Allied Signal                            12,440    $   746
                                                   -------
Total Aircraft                                         746
                                                   -------

----------------------------------------------------------
Beauty products--4.5%
----------------------------------------------------------
Colgate-Palmolive                        36,650      1,677
Procter & Gamble                         50,900      4,772
                                                   -------
Total Beauty products                                6,449
                                                   -------

----------------------------------------------------------
Broadcasting, newspapers & advertising--2.4%
----------------------------------------------------------
AT&T Corp-- Liberty Media, Cl A*         30,785      1,143
Clear Channel Communications*            13,695      1,094
Omnicom Group                            14,245      1,128
                                                   -------
Total Broadcasting, newspapers
    & advertising                                    3,365
                                                   -------

----------------------------------------------------------
Communications--0.8%
----------------------------------------------------------
Vodafone Airtouch PLC, ADR                4,950      1,177
                                                   -------
Total Communications                                 1,177
                                                   -------

----------------------------------------------------------
Communications equipment--7.0%
----------------------------------------------------------
Ciena*                                   38,880      1,419
Comcast, Special, Cl A                   29,970      1,195
Juniper Networks*                         3,650        665
Lucent Technologies                      76,360      4,954
Nokia                                    11,970      1,075
Scientific-Atlanta                       14,480        718
                                                   -------
Total Communications equipment                      10,026
                                                   -------

----------------------------------------------------------
Computers & services--10.8%
----------------------------------------------------------
Brocade Communications Systems*           3,050        641
Cisco Systems*                           92,895      6,369
EMC*                                     25,155      1,797
Foundry Networks*                         4,530        571
IBM                                      23,265      2,824
Lexmark International Group, Cl A*        8,620        694
Network Appliance*                       10,110        724
Sun Microsystems*                        19,340      1,799
                                                   -------
Total Computers & services                          15,419
                                                   -------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Drugs--8.0%
----------------------------------------------------------
American Home Products                   25,240   $  1,047
Biogen*                                  13,150      1,036
Bristol-Myers Squibb                     79,335      5,355
Genentech*                                7,190      1,052
Schering Plough                          67,890      2,962
                                                   -------
Total Drugs                                         11,452
                                                   -------

----------------------------------------------------------
Electronics--3.8%
----------------------------------------------------------
Atmel*                                   19,550        661
LSI Logic*                               12,955        667
Maxim Integrated Products*               10,430        658
Microchip Technology*                    13,700        704
Micron Technology                        14,100        939
Motorola                                  8,105        713
Solectron*                               15,390      1,105
                                                   -------
Total Electronics                                    5,447
                                                   -------

----------------------------------------------------------
Entertainment--1.0%
----------------------------------------------------------
Time Warner                              23,735      1,442
                                                   -------
Total Entertainment                                  1,442
                                                   -------

----------------------------------------------------------
Financial services--3.4%
----------------------------------------------------------
American Express                         10,525      1,417
Citigroup                                24,892      1,095
Concord EFS*                             30,405        627
Goldman Sachs Group                      11,540        704
Paychex                                  30,650      1,046
                                                   -------
Total Financial services                             4,889
                                                   -------

----------------------------------------------------------
Food, beverage & tobacco--2.9%
----------------------------------------------------------
Anheuser Busch                           20,060      1,405
Pepsi Bottling Group                     26,870        458
Sara Lee                                 32,120        753
Seagram                                  32,480      1,478
                                                   -------
Total Food, beverage & tobacco                       4,094
                                                   -------

----------------------------------------------------------
Gas/natural gas--0.5%
----------------------------------------------------------
Enron                                    17,200        710
                                                   -------
Total Gas/natural gas                                  710
                                                   -------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedule of Investments
Turner Growth Equity Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Glass products--0.5%
----------------------------------------------------------
Corning                                  11,010    $   755
                                                   -------
Total Glass products                                   755
                                                   -------

----------------------------------------------------------
Healthcare--0.8%
----------------------------------------------------------
PE Biosystems                            15,730      1,136
                                                   -------
Total Healthcare                                     1,136
                                                   -------

----------------------------------------------------------
Insurance--1.2%
----------------------------------------------------------
Aflac                                    16,890        707
American International Group             12,081      1,050
                                                   -------
Total Insurance                                      1,757
                                                   -------

----------------------------------------------------------
Internet services--5.5%
----------------------------------------------------------
Amazon.com*                              10,740        859
America Online*                          22,885      2,380
Internet Capital Group*                   6,810        598
Netzero*                                 40,690      1,058
Priceline.com*                           11,680        753
RealNetworks*                             7,070        739
Yahoo*                                    7,750      1,391
                                                   -------
Total Internet services                              7,778
                                                   -------

----------------------------------------------------------
Machinery--1.2%
----------------------------------------------------------
Applied Materials*                       13,375      1,039
Eaton                                     7,310        631
                                                   -------
Total Machinery                                      1,670
                                                   -------

----------------------------------------------------------
Medical products & services--8.9%
----------------------------------------------------------
Amgen*                                   25,780      2,101
Bausch & Lomb                            23,140      1,526
Columbia/HCA Healthcare                  50,290      1,066
Johnson & Johnson                        62,810      5,771
Medimmune*                                7,470        744
Medtronic                                42,320      1,502
                                                   -------
Total Medical products & services                   12,710
                                                   -------

----------------------------------------------------------
Miscellaneous business services--0.7%
----------------------------------------------------------
Automatic Data Processing                23,360      1,042
                                                   -------
Total Miscellaneous business services                1,042
                                                   -------

----------------------------------------------------------
Miscellaneous manufacturing--0.8%
----------------------------------------------------------
Tyco International                       11,010      1,137
                                                   -------
Total Miscellaneous manufacturing                    1,137
                                                   -------





                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Multimedia--1.0%
----------------------------------------------------------
CBS                                      30,490    $ 1,410
                                                   -------
Total Multimedia                                     1,410
                                                   -------

----------------------------------------------------------
Petroleum & fuel products--0.4%
----------------------------------------------------------
Burlington Resources                     16,860        620
                                                   -------
Total Petroleum & fuel products                        620
                                                   -------

----------------------------------------------------------
Printing & publishing--1.1%
----------------------------------------------------------
Tribune                                  30,080      1,496
                                                   -------
Total Printing & publishing                          1,496
                                                   -------

----------------------------------------------------------
Restaurants--0.8%
----------------------------------------------------------
McDonald's                               25,020      1,076
                                                   -------
Total Restaurants                                    1,076
                                                   -------

----------------------------------------------------------
Retail--6.8%
----------------------------------------------------------
Abercrombie & Fitch, Cl A*               18,230        621
CVS                                      18,260        745
Home Depot                               43,430      2,980
Kroger*                                  44,985        992
Safeway*                                 16,250        619
Wal-Mart Stores                          79,290      3,771
                                                   -------
Total Retail                                         9,728
                                                   -------

----------------------------------------------------------
Semiconductors/instruments--7.6%
----------------------------------------------------------
Intel                                    85,540      6,357
Jds Uniphase*                            12,310      1,401
KLA-Tencor*                              10,280        668
Lam Research*                            11,790        719
Texas Instruments                        20,160      1,658
                                                   -------
Total Semiconductors/instruments                    10,803
                                                   -------

----------------------------------------------------------
Software & programming--11.7%
----------------------------------------------------------
BMC Software*                            15,650      1,120
Checkpoint Software*                      8,110        685
Computer Associates                      19,020      1,165
Electronic Arts*                          9,580        693
Inktomi*                                  5,720        687
Intuit*                                  11,510      1,009
Microsoft*                               97,450      8,825
Oracle*                                  25,100      1,142
Siebel Systems*                          10,670        711
Veritas Software*                         8,920        677
                                                   -------
Total Software & programming                        16,714
                                                   -------

28 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of Investments
Turner Growth Equity Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Steel & steel works--0.5%
----------------------------------------------------------
Alcoa                                    12,050    $   748
                                                   -------
Total Steel & steel works                              748
                                                   -------

----------------------------------------------------------
Telephones & telecommunications--3.2%
----------------------------------------------------------
McLeodusa, Cl A*                         18,190        774
Nextel Communications, Cl A*             16,630      1,128
Nextlink Communications*                 15,190        788
Qwest Communications
    International*                       24,700        730
Sprint (PCS Group)*                      14,740      1,099
                                                   -------
Total Telephones & telecommunications                4,519
                                                   -------

----------------------------------------------------------
Wholesale--0.5%
----------------------------------------------------------
Sysco                                    20,880        732
                                                   -------
Total Wholesale                                        732
                                                   -------

----------------------------------------------------------
Total common stocks
    (Cost $128,224)                                141,047
==========================================================


                                      Face Amount    Value
                                         (000)       (000)
----------------------------------------------------------
Repurchase agreement--1.9%
----------------------------------------------------------
Morgan Stanley, 5.35%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $2,713,821 (collateralized by
    GNMA, par value $3,784,310,
    7.50%, matures 10/15/28:
    market value $2,768,098)             $2,714   $  2,714

----------------------------------------------------------
Total repurchase agreement
    (Cost $2,714)                                    2,714
==========================================================


----------------------------------------------------------
Total investments--100.7%
    (Cost $130,938)                                143,761
==========================================================

----------------------------------------------------------
Other assets and liabilities, net--(0.7%)             (937)
==========================================================

----------------------------------------------------------
 Total net assets--100.0%                         $142,824
==========================================================

* Non-income producing security.

ADR - American Depository Receipts

Cl - Class

The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedule of investments
Turner Midcap Growth Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--96.9%
----------------------------------------------------------
Automotive--0.6%
----------------------------------------------------------
Lear*                                    25,070    $   882
                                                   -------
Total Automotive                                       882
                                                   -------

----------------------------------------------------------
Banks--2.1%
----------------------------------------------------------
National Commerce Bancorporation         54,790      1,204
Northern Trust                           14,000      1,169
TCF Financial                            24,480        699
                                                   -------
Total Banks                                          3,072
                                                   -------

----------------------------------------------------------
Broadcasting, newspapers & advertising--5.5%
----------------------------------------------------------
Hispanic Broadcasting*                    9,020        687
Interpublic Group                        48,700      2,003
Outdoor Systems*                         53,931      1,928
TMP Worldwide*                           27,530      1,676
Young & Rubicam*                         41,480      1,825
                                                   -------
Total Broadcasting, newspapers
    & advertising                                    8,119
                                                   -------

----------------------------------------------------------
Chemicals--1.7%
----------------------------------------------------------
Avery Dennison                           28,340      1,495
W.R. Grace*                              60,980        979
                                                   -------
Total Chemicals                                      2,474
                                                   -------

----------------------------------------------------------
Communications equipment--3.2%
----------------------------------------------------------
Antec*                                   14,880        790
Ciena*                                   44,810      1,636
Juniper Networks*                         6,190      1,127
Scientific-Atlanta                       24,810      1,230
                                                   -------
Total Communications equipment                       4,783
                                                   -------

----------------------------------------------------------
Computers & services--7.3%
----------------------------------------------------------
Affiliated Computer Services, Cl A*      28,580      1,161
Brocade Communications Systems*           5,590      1,174
Comverse Technology*                     12,890      1,216
Fiserv*                                  45,915      1,492
Foundry Networks*                         9,280      1,169
Lexmark International Group, Cl A*       24,250      1,952
Network Appliance*                       17,060      1,222
Safeguard Scientifics*                   21,030      1,430
                                                   -------
Total Computers & services                          10,816
                                                   -------




                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Drugs--1.9%
----------------------------------------------------------
Biogen*                                  20,630   $  1,626
Forest Laboratories*                     27,630      1,164
                                                   -------
Total Drugs                                          2,790
                                                   -------

----------------------------------------------------------
Consumer staples--0.7%
----------------------------------------------------------
Dial                                     42,740      1,090
                                                   -------
Total Consumer staples                               1,090
                                                   -------

----------------------------------------------------------
Electrical services--0.7%
----------------------------------------------------------
Calpine*                                 12,390      1,054
                                                   -------
Total Electrical services                            1,054
                                                   -------

----------------------------------------------------------
Electronics--5.1%
----------------------------------------------------------
Atmel*                                   27,130        917
Gemstar International*                   23,350      1,824
LSI Logic*                               19,980      1,029
Maxim Integrated Products*               20,490      1,293
Micron Technology                        20,500      1,365
Sawtek*                                  33,440      1,170
                                                   -------
Total Electronics                                    7,598
                                                   -------

----------------------------------------------------------
Financial services--3.4%
----------------------------------------------------------
Capital One Financial                    18,360        716
Concord EFS*                             65,820      1,358
Lehman Brothers Holdings                 25,880      1,509
SLM Holding                              33,990      1,462
                                                   -------
Total Financial services                             5,045
                                                   -------

----------------------------------------------------------
Food, beverage & tobacco--3.1%
----------------------------------------------------------
Dean Foods                               28,040      1,221
Paychex                                  59,640      2,035
Pepsi Bottling Group                     81,030      1,383
                                                   -------
Total Food, beverage & tobacco                       4,639
                                                   -------

----------------------------------------------------------
Household furniture & fixtures--0.8%
----------------------------------------------------------
Ethan Allen Interiors                    40,095      1,276
                                                   -------
Total Household furniture & fixtures                 1,276
                                                   -------

----------------------------------------------------------
Internet services--12.8%
----------------------------------------------------------
Ariba *                                   6,250        903
CMGI*                                    13,100      1,343

30 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Midcap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
C-Net*                                   18,270    $ 1,023
Doubleclick*                             17,080      2,035
Exodus Communications*                   15,140      1,091
Infospace.com*                           30,450      1,252
Internap Network Services*               28,110      1,255
Internet Capital Group*                  16,330      1,435
Looksmart*                               25,980        619
Network Solutions, Cl A*                 23,340      2,144
Netzero*                                 40,080      1,042
Phone.com*                                5,560        842
Priceline.com*                           21,350      1,377
RealNetworks*                            10,240      1,071
Ticketmaster Online-CitySearch*          64,740      1,566
                                                   -------
Total Internet services                             18,998
                                                   -------

----------------------------------------------------------
Machinery--2.0%
----------------------------------------------------------
Lennox International*                    70,590      1,094
SPX                                      21,420      1,944
                                                   -------
Total Machinery                                      3,038
                                                   -------

----------------------------------------------------------
Medical products & services--8.7%
----------------------------------------------------------
Allergan                                 13,340      1,467
Bausch & Lomb                            29,940      1,974
C.R. Bard                                28,060      1,321
Express Scripts, Cl A*                   13,770      1,078
Medimmune*                               17,810      1,775
MiniMed*                                 13,440      1,320
St. Jude Medical                         23,380        736
Stryker                                  27,140      1,388
Visx*                                    23,950      1,894
                                                   -------
Total Medical products & services                   12,953
                                                   -------

----------------------------------------------------------
Paper & paper products--1.0%
----------------------------------------------------------
Smurfit-Stone Container*                 71,470      1,546
                                                   -------
Total Paper & paper products                         1,546
                                                   -------

----------------------------------------------------------
Petroleum services--1.9%
----------------------------------------------------------
Cooper Cameron*                          29,530      1,115
Devon Energy                             19,060        790
Eog Resources                            43,760        930
                                                   -------
Total Petroleum services                             2,835
                                                   -------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Retail--10.8%
----------------------------------------------------------
Abercrombie & Fitch, Cl A*               52,280   $  1,781
American Eagle Outfitters*               28,140      1,363
AnnTaylor Stores*                        25,630      1,048
Bed Bath & Beyond*                       38,990      1,362
Best Buy*                                33,320      2,068
Brinker International*                   58,820      1,595
Circuit City Stores                      46,290      1,953
Drugstore.com*                           22,660        821
Linens N Things*                         20,090        678
Outback Steakhouse*                      26,655        679
Tiffany & Company                        26,850      1,609
TJX                                      39,500      1,108
                                                   -------
Total Retail                                        16,065
                                                   -------

----------------------------------------------------------
Semiconductors/instruments--9.1%
----------------------------------------------------------
Applied Micro Circuits*                  12,660        722
Broadcom, Cl A*                           9,980      1,088
E-Tek Dynamics*                          23,750      1,288
GlobeSpan*                               10,840        684
Jds Uniphase*                            17,070      1,943
KLA-Tencor*                              21,460      1,395
Lam Research*                            18,980      1,158
Lattice Semiconductor*                   24,720        734
PE Biosystems                            16,400      1,185
QLogic*                                  12,700        887
RF Micro Devices*                        29,620      1,355
SDL*                                     13,870      1,058
                                                   -------
Total Semiconductors/instruments                    13,497
                                                   -------

----------------------------------------------------------
Software & programming--7.8%
----------------------------------------------------------
Electronic Arts*                         16,460      1,191
Electronics for Imaging*                 18,120        931
Inktomi*                                 11,160      1,340
Intuit*                                  12,220      1,071
J.D. Edwards & Company*                  51,370      1,064
Mercury Interactive*                     21,330      1,377
Portal Software*                         31,850      1,234
Siebel Systems*                          17,740      1,182
Verisign*                                10,740      1,144
Veritas Software*                        14,650      1,112
                                                   -------
Total Software & programming                        11,646
                                                   -------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 31

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedule of investments
Turner Midcap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Technology--0.4%
----------------------------------------------------------
Redback Networks*                        6,360    $   687
                                                   -------
Total Technology                                       687
                                                   -------

----------------------------------------------------------
Telephones & telecommunications--6.3%
----------------------------------------------------------
Allegiance Telecommunications*           28,480      1,499
McLeodusa, Cl A*                         39,140      1,666
Nextel Communications, Cl A*             17,610      1,194
Nextlink Communications*                 25,300      1,312
NTL*                                     11,690      1,123
Pinnacle Holdings*                       41,540      1,085
RNC*                                     35,590      1,459
                                                   -------
Total Telephones & telecommunications                9,338
                                                   -------

----------------------------------------------------------
Total common stocks
    (Cost $132,982)                                144,241
==========================================================


----------------------------------------------------------
Rights--0.0%
----------------------------------------------------------
Internet Capital Group Rights             1,032         --
US Interactive Rights                       516         --

----------------------------------------------------------
Total rights
    (Cost $0)                                           --
==========================================================


                                       Face amount   Value
                                             (000)   (000)
----------------------------------------------------------
Repurchase agreement--3.0%
----------------------------------------------------------
Morgan Stanley, 5.35%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $4,451,363 (collateralized by
    GNMA, par value $6,207,240,
    7.50%, 10/15/28:
    market value $4,640,391)                $4,451 $ 4,451
----------------------------------------------------------
Total repurchase agreement
    (Cost $4,451)                                    4,451
==========================================================

----------------------------------------------------------
Total investments--99.9%
    (Cost $137,433)                                148,692
==========================================================

----------------------------------------------------------
Other assets and liabilities, net--0.1%                138
==========================================================

----------------------------------------------------------
Total net assets--100.0%                          $148,830
==========================================================

* Non-income producing security.

Cl - Class

The accompanying notes are an integral part of the financial statements.

32 | TURNER FUNDS 1999 ANNUAL REPORT

Statement of net assets
Turner Small Cap Growth Fund
September 30, 1999

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--97.2%
----------------------------------------------------------
Air Transportation--0.8%
----------------------------------------------------------
Atlas Air*                               48,860   $  1,069
SkyWest                                  46,870      1,028
                                                  --------
Total Air transportation                             2,097
                                                  --------
----------------------------------------------------------
Automotive--0.9%
----------------------------------------------------------
Avis Rent A Car*                         61,430      1,282
Tower Automotive*                        46,000        911
                                                  --------
Total Automotive                                     2,193
                                                  --------
----------------------------------------------------------
Banks--1.9%
----------------------------------------------------------
Community First Bankshares               80,170      1,353
Silicon Valley Bancshares*               46,970      1,133
Webster Financial                        53,500      1,364
Westamerica Bancorporation               35,510      1,074
                                                  --------
Total Banks                                          4,924
                                                  --------
----------------------------------------------------------
Broadcasting, newspapers & advertising--7.1%
----------------------------------------------------------
Acme Communications*                     29,260        907
Entercom Communications*                 32,590      1,173
Flycast Communications*                  50,780      2,311
Insight Communications*                  40,610      1,162
Lamar Advertising*                       43,840      2,170
Modem Media Poppe Tyson*                 46,290      1,713
Radio One*                               27,960      1,160
Salem Communications, Cl A*              46,480      1,185
TMP Worldwide*                           44,370      2,701
True North Communications                55,790      2,029
Wink Communications*                     36,920      1,613
                                                  --------
Total Broadcasting, newspapers &
    advertising                                     18,124
                                                  --------

----------------------------------------------------------
Chemicals--1.6%
----------------------------------------------------------
OM Group                                 48,210      1,850
W.R. Grace*                             134,080      2,154
                                                  --------
Total Chemicals                                      4,004
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Commericial services--2.5%
----------------------------------------------------------
Abacus Direct*                           11,090    $ 1,352
ACNielsen*                               50,340      1,142
Profit Recovery Group International*     43,290      1,932
Quanta Services*                         65,930      1,933
                                                  --------
Total Commericial services                           6,359
                                                  --------

----------------------------------------------------------
Communications equipment--4.0%
----------------------------------------------------------
Antec*                                   79,230      4,209
Polycom*                                 66,180      3,154
Powerwave Technologies*                  59,730      2,880
                                                  --------
Total Communications equipment                      10,243
                                                  --------

----------------------------------------------------------
Computers & services--1.6%
----------------------------------------------------------
Digex*                                   48,440      1,147
Digital Insight*                         18,610        279
Jack Henry & Associates                  40,490      1,496
Packeteer*                               31,380      1,069
                                                  --------
Total Computers & services                           3,991
                                                  --------

----------------------------------------------------------
Containers & packaging--0.9%
----------------------------------------------------------
Ball                                     26,420      1,164
Gaylord Container*                      156,830      1,117
                                                  --------
Total Containers & packaging                         2,281
                                                  --------

----------------------------------------------------------
Drugs--5.7%
----------------------------------------------------------
Alkermes*                                31,000        893
Alpharma, Cl A                           72,530      2,561
Biovail International*                   32,780      1,664
Gilead Sciences*                         15,770      1,012
IDEC Pharmaceuticals*                    19,040      1,790
Jones Pharmaceuticals                    94,155      3,104
King Pharmaceuticals*                    50,840      1,779
QLT PhotoTherapeutics*                   21,440      1,639
                                                  --------
Total Drugs                                         14,442
                                                  --------

----------------------------------------------------------
Electrical services--0.7%
----------------------------------------------------------
Calpine*                                 21,210      1,804
                                                  --------
Total Electrical services                            1,804
                                                  --------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 33

Statement of net assets
Turner Small Cap Growth Fund



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Electronics--3.4%
----------------------------------------------------------
DII Group*                               70,040    $ 2,465
DSP Group*                               53,190      2,121
Optical Coating Laboratories             21,890      2,015
Sawtek*                                  57,000      1,995
                                                  --------
Total Electronics                                    8,596
                                                  --------

----------------------------------------------------------
Entertainment--0.3%
----------------------------------------------------------
Argosy Gaming*                           56,300        746
                                                  --------
Total Entertainment                                    746
                                                  --------

----------------------------------------------------------
Financial services--3.8%
----------------------------------------------------------
Hambrecht & Quist*                       65,810      3,221
Legg Mason                               32,970      1,263
Metris                                   60,780      1,789
NCO Group*                               44,220      2,078
Private Business*                        74,040        352
Raymond James Financial                  51,510      1,027
                                                  --------
Total Financial services                             9,730
                                                  --------

----------------------------------------------------------
Food, beverage & tobacco--1.3%
----------------------------------------------------------
Aurora Foods *                           63,980      1,024
Beringer Wine Estates Holdings*          29,320      1,204
Smithfield Foods*                        36,550        978
                                                  --------
Total Food, beverage & tobacco                       3,206
                                                  --------

----------------------------------------------------------
Healthcare--0.7%
----------------------------------------------------------
Chemdex*                                 61,510      1,895
                                                  --------
Total Healthcare                                     1,895
                                                  --------

----------------------------------------------------------
Household furniture & fixtures--0.5%
----------------------------------------------------------
Ethan Allen Interiors                    42,790      1,361
                                                  --------
Total Household furniture & fixtures                 1,361
                                                  --------

----------------------------------------------------------
Insurance--2.1%
----------------------------------------------------------
Annuity & Life Re Holdings               40,200      1,000
E.W. Blanch Holdings                     15,000        977
Financial Security Assurance
    Holdings                             29,640      1,532
Radian Group                             42,310      1,817
                                                  --------
Total Insurance                                      5,326
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Internet services--3.7%
----------------------------------------------------------
Go2Net*                                  19,360    $ 1,254
ITXC*                                    40,390      1,285
Keynote Systems*                         17,070        427
Looksmart*                               46,270      1,102
Multex.com*                              62,140        792
Network Solutions, Cl A*                 20,930      1,923
Phone.com*                                9,170      1,389
VerticalNet*                             33,300      1,232
                                                  --------
Total Internet services                              9,404
                                                  --------

----------------------------------------------------------
Machinery--3.3%
----------------------------------------------------------
Advanced Energy Industries*              65,740      2,030
Asyst Technologies*                      60,150      1,985
Brooks Automation*                       23,420        411
Lennox International*                    65,260      1,012
PRI Automation*                          47,740      1,725
SPX                                      12,560      1,140
                                                  --------
Total Machinery                                      8,303
                                                  --------

----------------------------------------------------------
Measuring devices--1.0%
----------------------------------------------------------
Mettler-Toledo International*            84,800      2,512
                                                  --------
Total Measuring devices                              2,512
                                                  --------

----------------------------------------------------------
Medical products & services--7.4%
----------------------------------------------------------
Advanced Paradigm*                       31,230      1,710
Conmed*                                  59,840      1,466
Dendrite International*                  48,930      2,312
Eclipse Surgical Technologies*           94,200      1,554
Express Scripts, Cl A*                   26,930      2,107
Hooper Holmes                            90,090      2,309
MiniMed*                                 19,690      1,935
Patterson Dental*                        53,900      2,671
Summit Technology*                       72,320      1,324
Techne*                                  44,530      1,397
                                                  --------
Total Medical products & services                   18,785
                                                  --------

----------------------------------------------------------
Miscellaneous manufacturing--1.5%
----------------------------------------------------------
Dexter                                   47,400      1,769
Kemet*                                   64,340      2,057
                                                  --------
Total Miscellaneous manufacturing                    3,826
                                                  --------

34 | TURNER FUNDS 1999 ANNUAL REPORT

--------------------------------------------------------------------------------
Statement of net assets
Turner Small Cap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Petroleum & fuel products--1.0%
----------------------------------------------------------
Global Industries*                       99,890   $    812
Ocean Energy*                           174,752      1,780
                                                  --------
Total Petroleum & fuel products                      2,592
                                                  --------

----------------------------------------------------------
Retail--13.0%
----------------------------------------------------------
American Eagle Outfitters*               54,100      2,620
AnnTaylor Stores*                        63,130      2,580
Buca*                                    68,360        889
Children's Place*                        87,520      2,330
Cost Plus*                               31,900      1,547
Drugstore.com*                           26,820        972
Foodmaker*                               78,620      1,961
Insight Enterprises*                     50,100      1,628
Linens N Things*                         83,360      2,813
Pacific Sunwear of California*           78,210      2,192
Papa John's International*               49,180      2,029
Rex Stores*                              43,820      1,358
Stamps.com*                              30,980      1,077
Sunglass Hut International*             141,870      1,499
Tuesday Morning*                         96,380      2,434
United Rentals*                          74,180      1,613
Yankee Candle*                           55,230      1,067
Zale*                                    64,290      2,463
                                                  --------
Total Retail                                        33,072
                                                  --------

----------------------------------------------------------
Semiconductors/instruments--8.9%
----------------------------------------------------------
Alpha Industries*                        35,420      1,998
Applied Micro Circuits*                  31,590      1,801
Cymer*                                   56,960      1,976
GlobeSpan*                               19,320      1,220
Harmonic*                                14,200      1,858
Lam Research*                            37,300      2,275
Lattice Semiconductor*                   76,400      2,268
MIPS Technologies*                       67,060      2,133
SDL*                                     36,370      2,776
TranSwitch*                              33,380      1,903
Varian Semiconductor Equipment
    Associates*                          64,480      1,358
Zoran*                                   43,740      1,186
                                                  --------
Total Semiconductors/instruments                    22,752
                                                  --------



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Software & programming--10.4%
----------------------------------------------------------
Agile Software*                          28,320    $ 1,812
Business Objects ADR*                    49,520      2,922
Clarify*                                 29,000      1,459
E.piphany*                               27,500      1,341
Kana Communications*                     34,430      1,717
Mercury Interactive*                     55,980      3,614
MicroStrategy*                           33,390      1,872
Peregrine Systems*                       69,110      2,816
Quest Software*                          29,180      1,357
Symantec*                                84,600      3,043
Verity*                                  35,920      2,472
Vignette*                                21,540      1,949
                                                  --------
Total Software & programming                        26,374
                                                  --------

----------------------------------------------------------
Specialty construction--0.5%
----------------------------------------------------------
U.S. Aggregates*                         82,920      1,156
                                                  --------
Total Specialty construction                         1,156
                                                  --------

----------------------------------------------------------
Telephones & telecommunications--5.8%
----------------------------------------------------------
AirGate PCS*                             49,020      1,219
Caprock Communications*                  15,290        356
CommScope *                              52,630      1,710
Dycom Industries*                        47,180      1,990
Focal Communications*                    68,360      1,752
Intermedia Communications*               59,080      1,285
ITC Deltacom*                            76,660      2,108
Pinnacle Holdings*                       99,200      2,592
Price Communications*                    64,627      1,620
                                                  --------
Total Telephones & telecommunications               14,632
                                                  --------

----------------------------------------------------------
Wholesale--0.9%
----------------------------------------------------------
Amerisource Health, Cl A*                37,300        884
WESCO International*                     95,940      1,355
                                                  --------
Total Wholesale                                      2,239
                                                  --------

----------------------------------------------------------
Total common stocks
    (Cost $211,888)                                246,969
----------------------------------------------------------


                                            TURNER FUNDS 1999 ANNUAL REPORT | 35

Statement of net assets
Turner Small Cap Growth Fund

                                     Face amount     Value
                                           (000)     (000)
----------------------------------------------------------
Repurchase agreement--5.0%
----------------------------------------------------------
JP Morgan 5.35%, dated 09/30/99,
   matures 10/01/99, repurchase price
   $12,767,114 (collateralized by GNMA,
   par value $17,803,206, 7.50%,
   matures 10/15/28: market
   value $13,022,457)                   $12,767  $  12,767

----------------------------------------------------------
Total repurchase agreement
    (Cost $12,767)                                  12,767
----------------------------------------------------------

----------------------------------------------------------
Total investments--102.2%
    (Cost $224,655)                                259,736
----------------------------------------------------------

Other assets and liabilities, net--(2.2%)           (5,659)
----------------------------------------------------------

                                                     Value
                                                     (000)
----------------------------------------------------------
Net assets:
----------------------------------------------------------
Portfolio Shares (unlimited authorization--
    no par value) based on 7,429,338
    outstanding shares of beneficial interest     $167,680
Accumulated net realized gain on investments        51,316
Net unrealized appreciation on investments          35,081

----------------------------------------------------------
Total net assets--100.0%                          $254,077
----------------------------------------------------------

----------------------------------------------------------
Net asset value, offering and
    redemption price per share                      $34.20
----------------------------------------------------------

*Non-income producing security.
ADR - American Depository Receipt
Cl - Class
The accompanying notes are an integral part of the financial statements.


36 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Micro Cap Growth Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--96.0%
----------------------------------------------------------
Agricultural biotechnology--1.3%
----------------------------------------------------------
Strategic Diagnostics*                   18,500   $    168
                                                  --------
Total Agricultural biotechnology                       168
                                                  --------

----------------------------------------------------------
Athletic footwear--1.2%
----------------------------------------------------------
Saucony Inc*                              9,900        156
                                                  --------
Total Athletic footwear                                156
                                                  --------

----------------------------------------------------------
Automotive--1.2%
----------------------------------------------------------
Monaco Coach*                             3,165         77
Oshkosh Truck                             2,775         74
                                                  --------
Total Automotive                                       151
                                                  --------

----------------------------------------------------------
Banks--1.0%
----------------------------------------------------------
PFF Bancorp*                              4,700         97
Trico Bancshares                          2,000         37
                                                  --------
Total Banks                                            134
                                                  --------

----------------------------------------------------------
Building & construction supplies--1.8%
----------------------------------------------------------
Dayton Superior*                          2,000         34
Mobile Mini*                              6,600        144
NVR*                                        980         49
                                                  --------
Total Building & construction supplies                 227
                                                  --------

----------------------------------------------------------
Communications equipment--1.9%
----------------------------------------------------------
California Amplifier*                    12,500        181
Catapult Communications*                  4,100         64
                                                  --------
Total Communications equipment                         245
                                                  --------

----------------------------------------------------------
Computers & services--8.5%
----------------------------------------------------------
Cybex Computer Products*                  1,350         45
Digital Insight*                          1,400         21
Homeseekers.com*                         14,000        175
In Focus Systems*                         7,200        121
Mercury Computer Systems*                 3,000        102
Mti Technology*                           6,000        138
Netscout Systems*                         2,200         47
Radisys*                                  1,700         67
Rare Medium Group*                       15,000        158
Zomax*                                    9,000        233
                                                  --------
Total Computers & services                           1,107
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Consumer products--0.7%
----------------------------------------------------------
Steven Madden*                            7,400   $     96
                                                  --------
Total Consumer products                                 96
                                                  --------

----------------------------------------------------------
Containers & packaging--0.7%
----------------------------------------------------------
Gaylord Container*                       12,000         85
                                                  --------
Total Containers & packaging                            85
                                                  --------

----------------------------------------------------------
Electronics--1.9%
----------------------------------------------------------
Anaren Microwave*                         2,450         69
Universal Electronics*                    7,500        173
                                                  --------
Total Electronics                                      242
                                                  --------

----------------------------------------------------------
Entertainment--5.9%
----------------------------------------------------------
Alliance Gaming*                          9,600         76
Argosy Gaming*                           10,000        132
Boyd Gaming*                             20,700        124
Isle of Capris Casinos*                   9,500         95
THQ*                                      5,000        216
WMS Industries*                          10,700        124
                                                 ---------
Total Entertainment                                    767
                                                 ---------

----------------------------------------------------------
Environmental services--0.9%
----------------------------------------------------------
Stericycle*                               7,600        112
                                                  --------
Total Environmental services                           112
                                                  --------

----------------------------------------------------------
Financial services--2.8%
----------------------------------------------------------
Ace Cash Express*                         4,000         58
Creditrust*                               5,150        116
Financial Federal*                        3,900         74
Onyx Acceptance*                          9,500         72
Rock Financial                            2,700         49
                                                  --------
Total Financial services                               369
                                                  --------

----------------------------------------------------------
Food, beverage & tobacco--0.4%
----------------------------------------------------------
Agribrands International*                 1,100         55
                                                  --------
Total Food, beverage & tobacco                          55
                                                  --------

----------------------------------------------------------
Gas/natural gas--0.6%
----------------------------------------------------------
Cascade Natural Gas                       2,100         38
RGC Resources                             1,700         34
                                                  --------
Total Gas/natural gas                                   72
                                                  --------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 37

Schedule of investments
Turner Micro Cap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Household furniture & fixtures--0.3%
----------------------------------------------------------
Stanley Furniture*                        2,060   $     44
                                                  --------
Total Household furniture & fixtures                    44
                                                  --------

----------------------------------------------------------
Household products--1.2%
----------------------------------------------------------
Salton*                                   5,300        160
                                                  --------
Total Household products                               160
                                                  --------

----------------------------------------------------------
Insurance--1.3%
----------------------------------------------------------
Farm Family Holdings*                       970         38
Guarantee Life                            3,200         98
Penn Treaty American*                     1,450         30
                                                  --------
Total Insurance                                        166
                                                  --------

----------------------------------------------------------
Leasing & renting--0.7%
----------------------------------------------------------
Dollar Thrifty Automotive*                4,700         97
                                                  --------
Total Leasing & renting                                 97
                                                  --------

----------------------------------------------------------
Machinery--1.8%
----------------------------------------------------------
Moog, Cl A*                               2,100         61
Photon Dynamics*                          8,000        168
                                                  --------
Total Machinery                                        229
                                                  --------

----------------------------------------------------------
Medical products & services--8.9%
----------------------------------------------------------
Advanced Paradigm*                        1,700         93
Collagenex Pharmaceuticals*               4,200         74
Eclipse Surgical Technologies*           12,000        198
Endocare*                                 7,300         46
Exactech*                                 6,600         89
Hooper Holmes                             2,000         51
Molecular Devices*                        2,850         78
PolyMedica*                               7,000        163
Staar Surgical*                           8,000         95
Syncor International*                     2,200         83
Zoll Medical*                             6,000        182
                                                  --------
Total Medical products & services                    1,152
                                                  --------

----------------------------------------------------------
Metal--0.8%
----------------------------------------------------------
Century Aluminum                          9,100         98
                                                  --------
Total Metal                                             98
                                                  --------

----------------------------------------------------------
Miscellaneous business services--1.0%
----------------------------------------------------------
Peapod*                                  13,000        131
                                                  --------
Total Miscellaneous business services                  131
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Miscellaneous manufacturing--2.9%
----------------------------------------------------------
Aeroflex*                                 5,650   $     69
Jakks Pacific*                            3,050        114
LSI Industries                            2,400         55
Shuffle Master*                           7,200         59
Uniroyal Technology*                      7,500         73
                                                  --------
Total Miscellaneous manufacturing                      370
                                                  --------

----------------------------------------------------------
Petroleum & fuel products--4.1%
----------------------------------------------------------
Basin Exploration*                        3,400         82
Comstock Resources*                      14,100         58
Edge Petroleum*                          16,000        102
Frontier Oil*                             9,500         65
HS Resources*                             7,000        115
Key Energy Group*                        23,000        114
                                                  --------
Total Petroleum & fuel products                        536
                                                  --------

----------------------------------------------------------
Pharmaceutical--1.8%
----------------------------------------------------------
Corixa*                                   6,500         87
United Therapeutics*                      5,000        144
                                                  --------
Total Pharmaceutical                                   231
                                                  --------

----------------------------------------------------------
Photography--0.6%
----------------------------------------------------------
Pinnacle Systems*                         1,800         76
                                                  --------
Total Photography                                       76
                                                  --------

----------------------------------------------------------
Professional services--0.5%
----------------------------------------------------------
ICT Group*                                9,000         65
                                                  --------
Total Professional services                             65
                                                  --------

----------------------------------------------------------
Retail--11.6%
----------------------------------------------------------
Chico's Fas*                              5,000        136
Factory 2u Stores*                        4,200        125
Garden Fresh Restaurant*                  4,050         62
Genesco*                                  8,000        100
Hot Topic*                                4,500        123
Intertan*                                 7,000        137
Rare Hospitality International*           3,500         76
Rex Stores*                               7,050        219
Seaway Food Town                          2,400         67
Shop At Home*                            12,000        108
Taco Cabana, Cl A*                        5,500         53
Ugly Duckling*                           10,000         71
Ultimate Electronics*                     8,400        131
Wilsons Leather Experts*                  6,300        101
                                                  --------
Total Retail                                         1,509
                                                  --------

38 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Micro Cap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Semiconductors/instruments--10.8%
----------------------------------------------------------
Advanced Digital Information*             5,000   $    139
Cohu                                      5,400        114
Elantec Semiconductor*                    5,500         97
ESS Technology*                           5,300         70
Ibis Technology*                          2,800         97
Keithley Instruments                      6,300         89
Measurement Specialties*                  4,400         81
Parlex*                                   6,400         98
Pericom Semiconductor*                    6,500         97
Silicon Storage Technology*               7,600        107
Three-Five Systems*                       3,600         80
Triquint Semiconductor*                   2,250        129
Zoran*                                    7,300        198
                                                  --------
Total Semiconductors/instruments                     1,396
                                                  --------

----------------------------------------------------------
Software & programming--6.5%
----------------------------------------------------------
Ardent Software*                          2,100         57
Avt*                                      2,230         68
Bluestone Software*                       6,000        139
Broadbase Software *                      5,000         80
JDA Software Group*                       5,500         64
Mission Critical Software*                2,000         89
Pervasive Software*                       2,900        100
Sapiens International*                    6,100         68
Unify*                                    4,100         92
Verity*                                   1,300         89
                                                  --------
Total Software & programming                           846
                                                  --------

----------------------------------------------------------
Steel & steel works--1.5%
----------------------------------------------------------
Maverick Tube*                            5,700         95
NS Group*                                 9,000         97
                                                  --------
Total Steel & steel works                              192
                                                  --------

----------------------------------------------------------
Telephones & telecommunications--5.2%
----------------------------------------------------------
Audiovox, Cl A*                          13,000        228
Lightbridge*                              6,100        120
Metro One Telecommunications*             6,700        129
Orckit Communications*                    2,400         85
Periophonics*                             3,700        116
                                                  --------
Total Telephones & telecommunications                  678
                                                  --------


                                    Shares/face      Value
                                   amount (000)      (000)
----------------------------------------------------------
Transportation services--1.4%
----------------------------------------------------------
Arkansas Best*                            7,300    $    90
Forward Air*                              4,000         95
                                                  --------
Total Transportation services                          185
                                                  --------

----------------------------------------------------------
Water utilities--1.1%
----------------------------------------------------------
Artesian Resources, Cl A                  2,800         70
E'town                                    1,350         67
                                                  --------
Total Water utilities                                  137
                                                  --------

----------------------------------------------------------
Wholesale--1.2%
----------------------------------------------------------
Advanced Marketing Systems                3,755         74
D&K Healthcare Resources*                 3,700         86
                                                  --------
Total Wholesale                                        160
                                                  --------

----------------------------------------------------------
Total common stocks
    (Cost $9,849)                                   12,444
----------------------------------------------------------


----------------------------------------------------------
Repurchase agreement--3.2%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $413,708, (collateralized by U.S.
    Treasury Notes, par value $398,882,
    7.25%, matures 08/15/04: market
    value $423,306)                        $414        414

----------------------------------------------------------
Total repurchase agreement
    (Cost $414)                                        414
----------------------------------------------------------


----------------------------------------------------------
Total investments--99.2%
    (Cost $10,263)                                  12,858
----------------------------------------------------------
----------------------------------------------------------
Other assets and liabilities, net--0.8%                105
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                           $12,963
----------------------------------------------------------

*Non-income producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 39

Schedule of investments
Turner Top 20 Fund
September 30, 1999

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--97.5%
----------------------------------------------------------
Communications equipment--12.8%
----------------------------------------------------------
Ciena*                                   16,000   $    584
Nokia                                     7,400        665
Scientific-Atlanta                       16,320        809
                                                  --------
Total Communications equipment                       2,058
                                                  --------

----------------------------------------------------------
Computers & services--4.0%
----------------------------------------------------------
Cisco Systems*                            9,500        651
                                                  --------
Total Computers & services                             651
                                                  --------

----------------------------------------------------------
Electronics--8.2%
----------------------------------------------------------
Atmel*                                   16,000        541
Micron Technology                        11,800        785
                                                  --------
Total Electronics                                    1,326
                                                  --------

----------------------------------------------------------
Financial services--4.4%
----------------------------------------------------------
Automatic Data Processing                16,000        714
                                                  --------
Total Financial services                               714
                                                  --------

----------------------------------------------------------
Food, beverage & tobacco--4.1%
----------------------------------------------------------
Anheuser Busch                            9,500        666
                                                  --------
Total Food, beverage & tobacco                         666
                                                  --------

----------------------------------------------------------
Gas/natural gas--4.1%
----------------------------------------------------------
Enron                                    16,000        660
                                                  --------
Total Gas/natural gas                                  660
                                                  --------

----------------------------------------------------------
Internet services--27.4%
----------------------------------------------------------
America Online*                           8,200        853
Internap Network services*               18,630        831
Netzero*                                 41,000      1,066
Priceline.com*                           11,000        709
Yahoo*                                    5,280        948
                                                  --------
Total Internet services                              4,407
                                                  --------

----------------------------------------------------------
Medical products & services--9.6%
----------------------------------------------------------
Bausch & Lomb                            11,200        738
Johnson & Johnson                         8,725        802
                                                  --------
Total Medical products & services                    1,540
                                                  --------


                                    Shares/face      Value
                                   amount (000)      (000)
----------------------------------------------------------
Oil field services--4.1%
----------------------------------------------------------
Baker Hughes                             23,000   $    667
                                                  --------
Total Oil field services                               667
                                                  --------

----------------------------------------------------------
Retail--4.9%
----------------------------------------------------------
Abercrombie & Fitch, Cl A*               23,000        783
                                                  --------
Total Retail                                           783
                                                  --------

----------------------------------------------------------
Semiconductors/instruments--9.5%
----------------------------------------------------------
Jds Uniphase*                             7,350        837
Lam Research*                            11,275        688
                                                  --------
Total Semiconductors/instruments                     1,525
                                                  --------

----------------------------------------------------------
Software & programming--4.4%
----------------------------------------------------------
Microsoft*                                7,830        709
                                                  --------
Total Software & programming                           709
                                                  --------

----------------------------------------------------------
Total common stock (Cost $14,900)                   15,706
----------------------------------------------------------

----------------------------------------------------------
Repurchase agreement--1.0%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $164,964 (collateralized by U.S.
    Treasury Notes, par value $159,027,
    7.25%, matures 08/15/04: market
    value $168,791)                        $165        165
----------------------------------------------------------

----------------------------------------------------------
Total repurchase agreement
    (Cost $165)                                        165
----------------------------------------------------------
----------------------------------------------------------
Total investments--98.5%
    (Cost $15,065)                                  15,871
----------------------------------------------------------

----------------------------------------------------------
Other assets and liabilities, net--1.5%                241
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                           $16,112
----------------------------------------------------------


* Non-income producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.

40 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Technology Fund
September 30, 1999

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--89.8%
----------------------------------------------------------
Communications equipment--8.5%
----------------------------------------------------------
Ciena*                                    6,760   $    247
Juniper Networks*                         1,000        182
Lucent Technologies                       1,920        125
Scientific-Atlanta                        3,100        154
                                                  --------
Total Communications equipment                         708
                                                  --------

----------------------------------------------------------
Computers & services--4.8%
----------------------------------------------------------
Cisco Systems*                            2,860        196
EMC*                                      2,850        204
                                                  --------
Total Computers & services                             400
                                                  --------

----------------------------------------------------------
Drugs--1.2%
----------------------------------------------------------
Biogen*                                   1,300        102
                                                  --------
Total Drugs                                            102
                                                  --------

----------------------------------------------------------
Electronics--10.9%
----------------------------------------------------------
Atmel*                                    5,325        180
Gemstar International*                    2,860        223
LSI Logic*                                2,500        129
Micron Technology                         3,350        223
Sawtek*                                   4,170        146
                                                  --------
Total Electronics                                      901
                                                  --------

----------------------------------------------------------
Internet services--32.7%
----------------------------------------------------------
Amazon.com*                               4,790        383
America Online*                           2,245        233
CMGI*                                     1,500        154
Infospace.com*                            3,800        156
Internap Network services*                9,410        420
Network Solutions, Cl A*                  3,070        282
Netzero*                                 12,630        328
Priceline.com*                            4,670        301
RealNetworks*                             1,070        112
Ticketmaster Online-CitySearch*           5,805        140
Yahoo*                                    1,140        205
                                                  --------
Total Internet services                              2,714
                                                  --------

----------------------------------------------------------
Machinery--1.9%
----------------------------------------------------------
Applied Materials*                        2,040        158
                                                  --------
Total Machinery                                        158
                                                  --------



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Medical products & services--1.3%
----------------------------------------------------------
Amgen*                                    1,265   $    103
                                                  --------
Total Medical products & services                      103
                                                  --------

----------------------------------------------------------
Semiconductors/instruments--12.5%
----------------------------------------------------------
Broadcom, Cl A*                           1,650        180
GlobeSpan*                                3,560        225
Jds Uniphase*                             2,000        228
KLA-Tencor*                               2,280        148
RF Micro Devices*                         3,080        141
Texas Instruments                         1,400        115
                                                  --------
Total Semiconductors/instruments                     1,037
                                                  --------

----------------------------------------------------------
Software & programming--13.3%
----------------------------------------------------------
Computer Associates                       2,230        137
Electronics for Imaging*                  2,230        115
Intuit*                                   2,670        234
Microsoft*                                3,465        314
Oracle*                                   3,000        136
Verisign*                                 1,550        165
                                                  --------
Total Software & programming                         1,101
                                                  --------

----------------------------------------------------------
Telephones & telecommunications--2.7%
----------------------------------------------------------
McLeodusa, Cl A*                          2,970        126
Nextel Communications, Cl A*              1,470        100
                                                  --------
Total Telephones & telecommunications                  226
                                                  --------
----------------------------------------------------------
Total common stocks
    (Cost $7,138)                                    7,450
----------------------------------------------------------
----------------------------------------------------------
Total investments--89.8%
    (Cost $7,138)                                    7,450
----------------------------------------------------------
----------------------------------------------------------
Other assets and liabilities, net--10.2%               846
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                            $8,296
----------------------------------------------------------

* Non-income producing producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 41

Schedule of investments
Turner Short Duration Government Funds-
Three Year Portfolio
September 30, 1999

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Asset-backed securities--11.5%
----------------------------------------------------------
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A (A)
    5.630%, 07/15/2003                   $1,400     $1,398
Hyundai Auto Receivables Trust,
    Ser 1998-A, Cl A2
    6.050%, 07/15/2004                      890        889
Olympic Automobile Receivables
    Trust, Ser 1996-A, Cl A5
    6.000%, 02/15/2002                      250        250
Spiegel Master Trust,
    Ser 1995-A, Cl A
    7.500%, 09/15/2004                    1,900      1,915
----------------------------------------------------------
Total asset-backed securities
    (Cost $4,455)                                    4,452
----------------------------------------------------------

----------------------------------------------------------
Collateralized mortgage obligations--9.0%
----------------------------------------------------------
Citicorp Mortgage Securities,
    Ser 1994-10, Cl A4
    6.250%, 06/25/2024                       15         15
Countrywide Home Loans,
    Ser 1997-2, Cl A11
    7.500%, 04/25/2027                        2          2
Goldman Sachs Mortgage Securities,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/2030                      979        946
Residential Funding Mortgage
    Securization, Ser 1993-S23, Cl A7
    6.500%, 06/25/2008                      310        309
Securitized Asset Sales,
    Ser 1993-7, Cl TA2
    6.250%, 12/25/2023                      650        648
Structured Asset Securities,
    Ser 1997-2, Cl 1A (A)
    7.124%, 10/30/2007                    1,559      1,566
----------------------------------------------------------
Total collateralized mortgage
    obligations (Cost $3,487)                        3,486
----------------------------------------------------------

----------------------------------------------------------
Corporate obligations--4.9%
----------------------------------------------------------
Ford Motor Credit
    5.750%, 02/23/2004                    1,450      1,391
Phillips Petroleum
    9.000%, 06/01/2001                      500        519
----------------------------------------------------------


                                     Face amount     Value
                                           (000)     (000)
----------------------------------------------------------
Total corporate obligations
    (Cost $1,906)                                   $1,910
----------------------------------------------------------

----------------------------------------------------------
U.S. government agency obligations--0.9%
----------------------------------------------------------
FNMA MTN
    6.710%, 03/13/2002                     $360        361

----------------------------------------------------------
Total U.S. government agency obligations
    (Cost $362)                                        361
----------------------------------------------------------

----------------------------------------------------------
U.S. government mortgage-
    backed bonds--39.7%
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1093, Cl F
    7.500%, 06/15/2006                      408        414
FHLMC CMO/REMIC,
    Ser 1361, Cl D
    6.000%, 11/15/2005                      285        285
FHLMC CMO/REMIC,
    Ser 1411, Cl G
    6.500%, 07/15/2018                      330        331
FHLMC CMO/REMIC,
    Ser 1430, Cl G
    7.000%, 10/15/2018                      491        491
FHLMC CMO/REMIC,
    Ser 1457, Cl PH
    7.000%, 06/15/2006                      834        839
FHLMC CMO/REMIC,
    Ser 1465, Cl E
    6.500%, 09/15/2006                      546        547
FHLMC CMO/REMIC,
    Ser 1497, Cl D
    6.400%, 02/15/2019                      330        330
FHLMC CMO/REMIC,
    Ser 1501, Cl F
    6.100%, 11/15/2016                      275        274
FHLMC CMO/REMIC,
    Ser 161, Cl F
    9.500%, 06/15/2006                    2,041      2,114
FHLMC CMO/REMIC,
    Ser 1862, Cl FD (A)
    6.188%, 12/15/2022                      388        389
FHLMC CMO/REMIC,
    Ser 1900, Cl FA (A)
    5.988%, 03/15/2009                      634        636

42 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Short Duration Government Funds-
Three Year Portfolio

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 2043, Cl CD
    6.000%, 09/15/2016                   $  570     $  565
FHLMC TBA (B)
    7.500%, 11/01/2029                    1,815      1,823
FHLMC, Pool #G10288
    6.000%, 09/01/2009                      398        390
FHLMC, Pool #G10446
    6.500%, 02/01/2011                      824        816
FNMA CMO/REMIC,
    Ser 1993-88, Cl F (A)
    5.906%, 06/25/2000                      850        852
FNMA, Pool #252209
    6.000%, 01/01/2019                    1,236      1,171
FNMA, Pool #6222
    9.000%, 04/01/2016                      286        301
FNMA, Pool #8245
    8.000%, 12/01/2008                      582        596
GNMA ARM (A), Pool #8108
    6.375%, 03/20/2016                      891        904
GNMA ARM (A), Pool #8254
    6.625%, 08/20/2017                       85         86
GNMA ARM (A), Pool #8266
    6.625%, 09/20/2017                      206        210
GNMA ARM (A), Pool #8426
    6.125%, 11/20/2018                      192        195
GNMA, Pool #351122
    6.500%, 07/15/2008                      596        592
GNMA, Pool #357343
    6.500%, 10/15/2008                      245        244
----------------------------------------------------------
Total U.S. government
    mortgage-backed bonds
    (Cost $15,407)                                  15,395
----------------------------------------------------------

----------------------------------------------------------
U.S. Treasury obligations--29.9%
----------------------------------------------------------
U.S. Treasury Notes
    5.750%, 10/31/2000                    4,495      4,506
    5.000%, 02/28/2001                    2,642      2,621
    8.000%, 05/15/2001                      300        311
    6.375%, 08/15/2002                    1,600      1,626
    7.000%, 07/15/2006                    2,309      2,424
    6.000%, 08/15/2004                       94         95
----------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $11,598)                                  11,583
----------------------------------------------------------


                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Repurchase agreement--7.1%
----------------------------------------------------------
J.P. Morgan, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $2,758,665 (collateralized by
    GNMA, par value $3,846,642,
    7.50%, matures 10/15/28: market
    value $2,813,838)                    $2,759    $ 2,759

----------------------------------------------------------
Total repurchase agreement
    (Cost $2,759)                                    2,759
----------------------------------------------------------

----------------------------------------------------------
Total investments--103.0%
    (Cost $39,974)                                  39,946
----------------------------------------------------------
----------------------------------------------------------
Other assets and liabilities, net--(3.0%)           (1,172)
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                           $38,774
----------------------------------------------------------
----------------------------------------------------------
Net asset value, offering and
    redemption price per share-
    institutional class shares                       $9.84
----------------------------------------------------------
----------------------------------------------------------
Net asset value, offering and redemption
    price per share-adviser class shares             $9.80
----------------------------------------------------------

----------------------------------------------------------
(A) Floating rate security. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1999.
(B)  When issued security

ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Obligation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage  Association
MTN - Medium Term Notes
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
TBA - To be announced

The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 43

Statement of net assets
Turner Short Duration Government Funds-
One Year Portfolio
September 30, 1999

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Asset-backed securities--1.9%
----------------------------------------------------------
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A (A)
    5.630%, 07/15/2003                     $ 40      $  40
Hyundai Auto Receivables Trust,
    Ser 1998-A, Cl A2
    6.050%, 07/15/2004                       50         50
Spiegel Master Trust,
    Ser 1995-A, Cl A
    7.500%, 09/15/2004                       30         30

----------------------------------------------------------
Total asset-backed securities
    (Cost $120)                                        120
----------------------------------------------------------

----------------------------------------------------------
Collateralized mortgage obligations--5.1%
----------------------------------------------------------
Morgan Stanley Capital I,
    Ser 1997-C1, Cl A1A
    6.850%, 02/15/2020                      322        323
----------------------------------------------------------
Total collateralized mortgage
    obligations (Cost $322)                            323
----------------------------------------------------------

----------------------------------------------------------
U.S. government agency obligations--20.4%
----------------------------------------------------------
FHLMC Discount Note
    5.330%, 10/13/1999                      800        798
FNMA Discount Note
    5.293%, 10/06/1999                      500        500
----------------------------------------------------------
Total U.S. government agency
    obligations (Cost $1,299)                        1,298
----------------------------------------------------------

----------------------------------------------------------
U.S. government
    mortgage-backed bonds--63.5%
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1301, Cl E
    7.000%, 03/15/2005                       64         64
FHLMC CMO/REMIC,
    Ser 1361, Cl D
    6.000%, 11/15/2005                      219        218
FHLMC CMO/REMIC,
    Ser 1430, Cl G
    7.000%, 10/15/2018                      186        186
FHLMC CMO/REMIC,
    Ser 1457, Cl PH
    7.000%, 06/15/2006                      133        134




                                     Face amount     Value
                                           (000)     (000)
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1465, Cl E
    6.500%, 09/15/2006                    $ 442     $  443
FHLMC CMO/REMIC,
    Ser 1501, Cl F
    6.100%, 11/15/2016                        9          9
FHLMC CMO/REMIC,
    Ser 1506, Cl EA
    5.700%, 07/15/2005                      200        199
FHLMC CMO/REMIC,
    Ser 1549, Cl D
    5.850%, 11/15/2005                      603        602
FHLMC CMO/REMIC,
    Ser 161, Cl F
    9.500%, 06/15/2006                       90         93
FHLMC CMO/REMIC,
    Ser 1862, Cl FD (A)
    6.188%, 12/15/2022                       71         71
FHLMC CMO/REMIC,
    Ser 1900, Cl FA (A)
    5.988%, 03/15/2009                       70         70
FNMA CMO/REMIC,
    Ser 1992-70, Cl H
    7.000%, 04/25/2006                       95         95
FNMA CMO/REMIC,
    Ser 1993-76, Cl F (A)
    5.906%, 06/25/2008                      280        281
FNMA CMO/REMIC,
    Ser 1993-88, Cl F (A)
    5.906%, 06/25/2000                      607        608
FNMA CMO/REMIC,
    Ser 1996-35, Cl C
    7.000%, 05/25/2020                       95         95
GNMA ARM (A), Pool #8108
    6.375%, 03/20/2016                      217        221
GNMA ARM (A), Pool #8111
    6.375%, 03/20/2016                       47         48
GNMA ARM (A), Pool #8287
    6.125%, 11/20/2017                      158        158
GNMA ARM (A), Pool #8297
    6.125%, 12/20/2017                       67         68
GNMA ARM (A), Pool #8333
    6.375%, 03/20/2018                      101        102


44 | TURNER FUNDS 1999 ANNUAL REPORT

Statement of investments
Turner Short Duration Government Funds-
One Year Portfolio

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
GNMA ARM (A), Pool #8392
    6.625%,08/20/2018                      $ 96       $ 98
GNMA ARM (A), Pool #8405
    6.625%, 09/20/2018                       77         78
GNMA ARM (A), Pool #8462
    6.375%, 02/20/2019                       37         38
GNMA ARM (A), Pool #8489
    6.375%, 04/20/2019                       62         62
----------------------------------------------------------
Total U.S. government
    mortgage-backed bonds (Cost $4,042)              4,041
----------------------------------------------------------

----------------------------------------------------------
U.S. Treasury obligations--12.7%
----------------------------------------------------------
U.S. Treasury Notes
    5.625%, 11/30/1999                      180        180
    5.750%, 10/31/2000                      600        602
    5.000%, 02/28/2001                       26         26
----------------------------------------------------------

----------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $806)                                        808
----------------------------------------------------------

----------------------------------------------------------
Total investments--103.6%
    (Cost $6,589)                                    6,590
----------------------------------------------------------

----------------------------------------------------------
Other assets and liabilities, net--(3.6%)             (228)
----------------------------------------------------------


                                                     Value
                                                     (000)
----------------------------------------------------------
Net assets:
----------------------------------------------------------
Portfolio shares of institutional class
    shares (unlimited authorization--
    no par value) based on 319,084
    outstanding shares of beneficial interest       $3,202
Portfolio shares of adviser class shares
    (unlimited authorization--no par
    value) based on 312,453 outstanding
    shares of beneficial interest                    3,156
Accumulated net realized gain on investments             3
Net unrealized appreciation on investments               1
----------------------------------------------------------
Total net assets--100.0%                            $6,362
----------------------------------------------------------

----------------------------------------------------------
Net asset value, offering and
    redemption price per share-
    institutional class shares                      $10.05
----------------------------------------------------------
----------------------------------------------------------
Net asset value, offering and redemption
    price per share-adviser class shares            $10.10
----------------------------------------------------------

(A) Floating rate security. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1999.
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Obligation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series

The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 45

Statement of net assets
Turner Core High Quality Fixed Income Fund
September 30, 1999

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Asset-backed securities--13.6%
----------------------------------------------------------
Olympic Automobile Receivables
    Trust, Ser 1995-D, Cl A5
    6.150%, 07/15/2001                   $  349     $  349
Spiegel Master Trust,
    Ser 1995-A, Cl A
    7.500%, 09/15/2004                    1,000      1,008
----------------------------------------------------------
Total Asset-backed securities
    (Cost $1,357)                                    1,357
----------------------------------------------------------

----------------------------------------------------------
Collateralized mortgage obligations--0.7%
----------------------------------------------------------
Drexel Burnham Lambert CMO/REMIC
    Trust, Ser S, Cl 2
    9.000%, 08/01/2018                       25         25
Goldman Sachs Mortgage Securities II,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/2030                       42         41
----------------------------------------------------------
Total Collateralized mortgage
    obligations (Cost $67)                              66
----------------------------------------------------------

----------------------------------------------------------
Corporate obligations--1.7%
----------------------------------------------------------
Ford Motor Credit
    5.750%, 02/23/2004                       60         58
Heinz H.J.
    6.750%, 10/15/1999                      100        100
Phillips Petroleum
    9.000%, 06/01/2001                       15         16
----------------------------------------------------------
Total Corporate obligations (Cost $173)                174
----------------------------------------------------------

----------------------------------------------------------
U.S. government
    mortgage-backed bonds--43.3%
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1538, Cl J
    6.500%, 06/15/2008                      160        157
FHLMC CMO/REMIC,
    Ser 161, Cl F
    9.500%, 06/15/2006                      380        393
FHLMC, Pool #C16814
    7.500%, 10/01/2028                      466        469
FHLMC, Pool #C27092
    6.000%, 06/01/2029                      600        561
FNMA, Pool #251617
    6.000%, 03/01/2013                      830        801




                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
FNMA, Pool #398280
    6.000%, 03/01/2013                   $  114     $  109
FNMA, Pool #416657
    6.000%, 04/01/2028                      472        440
FNMA, Pool #421677
    6.000%, 03/01/2028                       93         86
FNMA, Pool #481600
    6.000%, 02/01/2029                       35         33
FNMA, Ser 1993-198, Cl K
    6.000%, 12/25/2022                      834        784
FNMA, Ser 1998-63, Cl PG
    6.000%, 03/25/2027                      100         92
GNMA ARM (A), Pool #8103
    6.375%, 02/20/2016                       57         57
GNMA TBA (B)
    7.500%, 10/01/2029                       50         50
GNMA, Pool #484384
    7.500%, 09/15/2028                      113        113
GNMA, Pool #491479
    6.500%, 06/15/2029                      199        191
----------------------------------------------------------
Total U.S. government mortgage-
    backed bonds (Cost $4,437)                       4,336
----------------------------------------------------------

----------------------------------------------------------
U.S. Treasury obligations--37.7%
----------------------------------------------------------
U.S. Treasury Bonds
    7.875%, 02/15/2021                      200        233
    8.125%, 05/15/2021                    1,070      1,277
    7.000%, 07/15/2006                    2,143      2,250
    6.000%, 08/15/2004                       17         17
----------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $3,918)                                    3,777
----------------------------------------------------------

----------------------------------------------------------
Repurchase agreement--1.3%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $125,797, (collateralized by U.S.
    Treasury Notes, par value $121,269,
    7.250%, matures 08/15/04: market
    value $128,715)                         126        126
----------------------------------------------------------
Total repurchase agreement
    (Cost $126)                                        126
----------------------------------------------------------

46 | TURNER FUNDS 1999 ANNUAL REPORT

Statement of Net Assets
Turner Core High Quality Fixed Income Fund

                                                     Value
                                                     (000)
----------------------------------------------------------
Total investments--98.3%
    (Cost $10,078)                                 $ 9,836
----------------------------------------------------------

----------------------------------------------------------
Other assets and liabilities, net--1.7%                173
----------------------------------------------------------

-----------------------------------------------------------
Net assets:
-----------------------------------------------------------
Portfolio Shares (unlimited authorization--
    no par value) based on 1,009,986
    outstanding shares of beneficial interest       10,357
Accumulated net realized loss on investments          (106)
Net unrealized depreciation on investments            (242)
----------------------------------------------------------
Total net assets--100.0%                           $10,009
----------------------------------------------------------

----------------------------------------------------------
Net asset value, offering and
    redemption price per share                       $9.91
----------------------------------------------------------

----------------------------------------------------------
(A) Floating rate security. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1999.
(B)  When issued security
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Obligation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
TBA - To be announced

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 47

Statement of assets and liabilities (000)

                                                                     Turner Growth     Turner Midcap
                                                                      Equity Fund       Growth Fund
----------------------------------------------------------------------------------------------------
                                                                        9/30/99           9/30/99
----------------------------------------------------------------------------------------------------
Assets:
----------------------------------------------------------------------------------------------------
    Investment securities at cost                                    $   130,938        $   137,433
----------------------------------------------------------------------------------------------------
    Investment securities at value                                       143,761            148,692
    Cash                                                                       1               --
    Dividend and interest receivable                                          46                 22
    Receivable for investment securities sold                              9,934              8,896
    Capital shares sold                                                      161                467
    Other receivable                                                        --                 --
    Other assets                                                              18                 19
----------------------------------------------------------------------------------------------------
       Total assets                                                      153,921            158,096
----------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                            1,757              5,303
    Capital shares redeemed                                                9,162              3,957
    Accrued expenses                                                         178                  6
----------------------------------------------------------------------------------------------------
       Total liabilities                                                  11,097              9,266
----------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital of institutional class shares                       92,958            118,551
    Portfolio capital of adviser class shares                               --                 --
    Accumulated net investment loss                                         --                   (6)
    Accumulated net realized gain (loss) on investments                   37,043             19,026
    Net unrealized appreciation (depreciation) on investments             12,823             11,259
----------------------------------------------------------------------------------------------------
       Total net assets                                              $   142,824        $   148,830
----------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:
       Institutional class shares                                      8,991,335          5,830,229
       Adviser class shares                                                 --                 --
----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-institutional class shares                             $     15.88        $     25.53
----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-adviser class shares                                   $      --          $      --
----------------------------------------------------------------------------------------------------


48 | TURNER FUNDS 1999 ANNUAL REPORT





                                                                      Turner Micro Cap        Turner
                                                                        Growth Fund        Top 20 Fund
-------------------------------------------------------------------------------------------------------
                                                                          9/30/99            9/30/99
-------------------------------------------------------------------------------------------------------
Assets:
-------------------------------------------------------------------------------------------------------
    Investment securities at cost                                      $    10,263        $    15,065
-------------------------------------------------------------------------------------------------------
    Investment securities at value                                          12,858             15,871
    Cash                                                                      --                 --
    Dividend and interest receivable                                          --                 --
    Receivable for investment securities sold                                  738              3,227
    Capital shares sold                                                         41                627
    Other receivable                                                          --                 --
    Other assets                                                                17                  1
-------------------------------------------------------------------------------------------------------
       Total assets                                                         13,654             19,726
-------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                                641              3,580
    Capital shares redeemed                                                   --                   13
    Accrued expenses                                                            50                 21
-------------------------------------------------------------------------------------------------------
       Total liabilities                                                       691              3,614
-------------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital of institutional class shares                          8,153             12,765
    Portfolio capital of adviser class shares                                 --                 --
    Accumulated net investment loss                                           --                 --
    Accumulated net realized gain (loss) on investments                      2,215              2,541
    Net unrealized appreciation (depreciation) on investments                2,595                806
-------------------------------------------------------------------------------------------------------
       Total net assets                                                $    12,963        $    16,112
-------------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:
       Institutional class shares                                          614,741          1,152,022
       Adviser class shares                                                   --                 --
-------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-institutional class shares                               $     21.09        $     13.99
-------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-adviser class shares                                     $      --          $      --
-------------------------------------------------------------------------------------------------------





                                                                                           Turner Short Duration
                                                                               Turner        Government Funds-
                                                                          Technology Fund   Three Year Portfolio
-----------------------------------------------------------------------------------------------------------------
                                                                              9/30/99              9/30/99
-----------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------
    Investment securities at cost                                          $     7,138        $    39,974
-----------------------------------------------------------------------------------------------------------------
    Investment securities at value                                               7,450             39,946
    Cash                                                                           141               --
    Dividend and interest receivable                                                 1                322
    Receivable for investment securities sold                                    1,550              1,679
    Capital shares sold                                                            516                200
    Other receivable                                                              --                   66
    Other assets                                                                  --                    4
-----------------------------------------------------------------------------------------------------------------
       Total assets                                                              9,658             42,217
-----------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                                  1,338              3,176
    Capital shares redeemed                                                         14                 85
    Accrued expenses                                                                10                182
-----------------------------------------------------------------------------------------------------------------
       Total liabilities                                                         1,362              3,443
-----------------------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital of institutional class shares                              6,716             38,966
    Portfolio capital of adviser class shares                                     --                   87
    Accumulated net investment loss                                               --                  (34)
    Accumulated net realized gain (loss) on investments                          1,268               (217)
    Net unrealized appreciation (depreciation) on investments                      312                (28)
-----------------------------------------------------------------------------------------------------------------
       Total net assets                                                    $     8,296        $    38,774
-----------------------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:
       Institutional class shares                                              589,991          3,933,129
       Adviser class shares                                                       --                8,909
-----------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-institutional class shares                                   $     14.06        $      9.84
-----------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-adviser class shares                                         $      --          $      9.80
-----------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 49

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of operations (000)

                                              Turner Large Cap     Turner Growth    Turner Midcap    Turner Small Cap
                                             Growth Equity Fund     Equity Fund      Growth Fund        Growth Fund
-----------------------------------------------------------------------------------------------------------------------
                                                 year ended          year ended       year ended         year ended
                                                   9/30/99             9/30/99          9/30/99           9/30/99
-----------------------------------------------------------------------------------------------------------------------
Investment income:
    Dividend                                     $   36               $  605           $  210            $291
    Interest                                          4                  101              137             259
-----------------------------------------------------------------------------------------------------------------------
       Total investment income                       40                  706              347             550
-----------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                         57                  987              524           2,008
    Investment advisory fee waiver                  (57)                  --               (2)            (67)
    Administrator fees                               65                  117               70             176
    Administrator fee waiver                         --                   --               --              --
    Custodian fees                                    5                   15               14              20
    Transfer agent fees                              21                   96               46             271
    Professional fees                                15                   58               40              70
    Trustee fees                                      2                    3                5               5
    Registration fees                                13                  (10)              33              (1)
    Pricing fees                                     --                    1                1               2
    Printing fees                                     1                   47               13              58
    Shareholder service fees                         --                   --               --              --
    Amortization of
       deferred organizational
       costs                                          4                    5                5              4
    Insurance and other fees                         --                   28                2             14
-----------------------------------------------------------------------------------------------------------------------
       Total expenses                               126                1,347              751           2,560
    Less: Reimbursements from adviser               (50)                  --               --              --
       Directed brokerage                            --                 (132)             (28)            (50)
-----------------------------------------------------------------------------------------------------------------------
       Net expenses                                  76                1,215              723           2,510
-----------------------------------------------------------------------------------------------------------------------
       Net investment income (loss)                 (36)                (509)            (376)         (1,960)
-----------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)
       from securities sold                       1,821               37,857           20,948          61,638
    Net unrealized appreciation
       (depreciation) of
       investment securities                        307                  658           10,401          30,895
-----------------------------------------------------------------------------------------------------------------------
    Net realized and
       unrealized gain (loss)
       on investments                             2,128               38,515           31,349          92,533
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets resultin
       from operations                           $2,092              $38,006          $30,973         $90,573
-----------------------------------------------------------------------------------------------------------------------

50 | TURNER FUNDS 1999 ANNUAL REPORT



                                             Turner Micro Cap     Turner       Turner Technology
                                               Growth Fund      Top 20 Fund           Fund
--------------------------------------------------------------------------------------------------
                                                year ended      7/1/99 thru        7/1/99 thru
                                                  9/30/99       9/30/99(+)         9/30/99(+)
--------------------------------------------------------------------------------------------------
Investment income:
    Dividend                                     $   16            $   2              $   1
    Interest                                         13                9                  4
--------------------------------------------------------------------------------------------------
       Total investment income                       29               11                  5
--------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                         66               26                 12
    Investment advisory fee waiver                  (66)             (19)               (12)
    Administrator fees                               68               16                 16
    Administrator fee waiver                         --              (10)               (10)
    Custodian fees                                    4                2                  2
    Transfer agent fees                              20                7                  7
    Professional fees                                 8                3                  2
    Trustee fees                                      3               --                 --
    Registration fees                                11                6                  4
    Pricing fees                                      1               --                 --
    Printing fees                                     5                1                 --
    Shareholder service fees                         --               --                 --
    Amortization of deferred
       organizational costs                           3               --                 --
    Insurance and other fees                         --               --                  1
--------------------------------------------------------------------------------------------------
       Total expenses                               123               32                 22
    Less: Reimbursements from adviser               (64)              --                 (7)
         Directed brokerage                          --               --                 --
--------------------------------------------------------------------------------------------------
       Net expenses                                  59               32                 15
--------------------------------------------------------------------------------------------------
          Net investment income (loss)              (30)             (21)               (10)
--------------------------------------------------------------------------------------------------
    Net realized gain (loss) from
        securities sold                           2,292            2,562              1,278
    Net unrealized appreciation
       (depreciation) of
       investment securities                      2,652              806                312
--------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments                 4,944            3,368              1,590
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations                 $4,914           $3,347             $1,580
--------------------------------------------------------------------------------------------------



                                              Turner Short Duration
                                                Government Funds-
                                            -------------------------       Turner Core
                                             Three Year     One Year        High Quality
                                             Portfolio      Portfolio     Fixed Income Fund
--------------------------------------------------------------------------------------------
                                             year ended     year ended       7/1/99 thru
                                               9/30/99        9/30/99        9/30/99(+)
--------------------------------------------------------------------------------------------
Investment income:
    Dividend                                  $   --           $ --              $ --
    Interest                                   1,304            101               151
--------------------------------------------------------------------------------------------
       Total investment income                 1,304            101               151
--------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                      51              5                12
    Investment advisory fee waiver               (51)            (5)              (12)
    Administrator fees                            46             17                16
    Administrator fee waiver                      --             --               (10)
    Custodian fees                                 6              9                 2
    Transfer agent fees                           35             31                 7
    Professional fees                             54             21                 3
    Trustee fees                                   2              2                --
    Registration fees                             38             19                 7
    Pricing fees                                   4              1                --
    Printing fees                                 27             16                 1
    Shareholder service fees                      --              1                --
    Amortization of deferred
       organizational costs                       --             --                --
    Insurance and other fees                       2             --                 1
--------------------------------------------------------------------------------------------
       Total expenses                            214            117                27
    Less: Reimbursements from adviser           (165)          (116)              (16)
         Directed brokerage                       --             --                --
--------------------------------------------------------------------------------------------
       Net expenses                               49              1                11
--------------------------------------------------------------------------------------------
          Net investment income (loss)         1,255            100               140
--------------------------------------------------------------------------------------------
    Net realized gain (loss) from
        securities sold                         (177)            --              (106)
    Net unrealized appreciation
       (depreciation) of
       investment securities                    (264)            (1)               18
--------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments               (441)            (1)              (88)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations               $ 814         $   99             $  52
--------------------------------------------------------------------------------------------


(+) Commenced operations on July 1, 1999.
Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 51

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of changes in net assets (000)

                                                                   Turner Large Cap                      Turner Growth
                                                                  Growth Equity Fund                      Equity Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                 year            year             year              year
                                                                 ended           ended            ended             ended
                                                                9/30/99         9/30/98          9/30/99           9/30/98
----------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                                       $   (36)        $     (2)           $ (509)        $    (378)
    Net realized gain (loss) from
       securities sold                                          1,821             (170)           37,857            17,188
    Net unrealized appreciation
       (depreciation) of investments                              307              169               658            (7,481)
----------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                                       2,092               (3)           38,006            9,329
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                          --               (1)               --                --
    Realized capital gains                                         --              (72)
(12,236)           (26,503)
    Return of capital                                              --               --                --                --
----------------------------------------------------------------------------------------------------------------------------
       Total distributions                                         --              (73)          (12,236)          (26,503)
----------------------------------------------------------------------------------------------------------------------------
Capital share transactions:(1)
    Proceeds from shares issued                                 4,366            3,876            34,770            22,658
    Proceeds from shares issued in
       lieu of cash distributions                                  --               73            11,874            25,911
    Increase from In-Kind Transfer                                 --               --             4,270                --
    Cost of shares redeemed                                    (2,327)            (246)          (31,717)          (33,128)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       from capital share transactions                          2,039            3,703            19,197            15,441
----------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                  4,131            3,627            44,967            (1,733)
----------------------------------------------------------------------------------------------------------------------------
Net assets:
       Beginning of year                                        4,328              701            97,857            99,590
----------------------------------------------------------------------------------------------------------------------------
       End of year (4)                                         $8,459           $4,328          $142,824           $97,857
----------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                                        255              282             2,274             1,638
    Issued in lieu of cash distributions                           --                6               890             2,320
    Issued in connection with In-Kind Transfer                     --               --               273                --
    Redeemed                                                     (134)             (18)           (2,051)           (2,339)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares                                121              270             1,386             1,619
----------------------------------------------------------------------------------------------------------------------------

(2) Commenced operations on March 1, 1998.
(3) Commenced operations on July 1, 1999.
(4) Includes undistributed net investment income (loss) and/or distributions in excess of net investment income (000) of $(6) and $(3) for the Midcap Growth Fund, and $(0) and $(1) for the Small Cap Growth Fund as of September 30, 1999, and September 30, 1998, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.


52 | TURNER FUNDS 1999 ANNUAL REPORT

-------------------------------------------------------------------------------------------------------------------------------

                                                                             Turner Midcap               Turner Small Cap
                                                                              Growth Fund                  GrowthFund
-------------------------------------------------------------------------------------------------------------------------------
                                                                           year          year            year         year
                                                                           ended         ended           ended        ended
                                                                          9/30/99       9/30/98         9/30/99      9/30/98
-------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                                                   $   (376)      $  (124)        $(1,960)    $ (1,609)
    Net realized gain (loss) from
       securities sold                                                      20,948        (1,546)         61,638       (6,168)
    Net unrealized appreciation
       (depreciation) of investments                                        10,401           524           30,895     (22,875)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                                                   30,973        (1,146)          90,573     (30,652)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                                       --           --                --         --
    Realized capital gains                                                      --          (358)              --      (1,521)
    Return of capital                                                           --            --               --      (1,148)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                      --          (358)              --      (2,669)
Capital share transactions:(1)
    Proceeds from shares issued                                            127,616        28,977           87,818      96,936
    Proceeds from shares issued in
       lieu of cash distributions                                               --           320               --       2,289
    Increase from In-Kind Transfer                                              --            --               --          --
    Cost of shares redeemed                                                (34,341)       (8,356)         (71,848)    (71,832)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       from capital share transactions                                      93,275        20,941           15,970      27,393
-----------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                             124,248        19,437          106,543      (5,928)
Net assets:
       Beginning of year                                                    24,582         5,145          147,534     153,462
-------------------------------------------------------------------------------------------------------------------------------
       End of year (4)                                                    $148,830       $24,582         $254,077    $147,534
-------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                                                   5,625         1,939            3,160       3,783
    Issued in lieu of cash distributions                                        --            24               --          99
    Issued in connection with In-Kind Transfer                                  --            --               --          --
    Redeemed                                                                (1,567)         (553)          (2,596)     (2,840)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares                                           4,058         1,410              564       1,042
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                                                 Turner Micro Cap           Turner                 Turner
                                                                     Growth Fund            Top 20 Fund      Technology Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                   year         3/1/98        7/1/99                 7/1/99
                                                                   ended         thru           thru                   thru
                                                                  9/30/99     9/30/98 (2)     9/30/99(3)            9/30/99 (3)
---------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                                           $   (30)       $  (11)      $   (21)                $  (10)
    Net realized gain (loss) from
       securities sold                                              2,292           (47)        2,562                  1,278
    Net unrealized appreciation
       (depreciation) of investments                                2,652           (57)          806                    312
---------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                                           4,914          (115)        3,347                  1,580
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                              --            --            --                     --
    Realized capital gains                                             --            --            --                     --
    Return of capital                                                  --            --            --                     --
---------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                            --             --            --                     --
Capital share transactions:(1)
    Proceeds from shares issued                                     6,101         3,087        13,557                  7,914
    Proceeds from shares issued in
       lieu of cash distributions                                      --            --            --                     --
    Increase from In-Kind Transfer                                     --            --            --                     --
    Cost of shares redeemed                                          (895)         (129)         (792)                (1,198)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       from capital share transactions                              5,206         2,958        12,765                  6,716
---------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                     10,120         2,843        16,112                  8,296
Net assets:
       Beginning of year                                            2,843            --            --                     --
---------------------------------------------------------------------------------------------------------------------------------
       End of year (4)                                            $12,963        $2,843       $16,112                 $8,296
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                                            380           300         1,223                    696
    Issued in lieu of cash distributions                               --            --            --                     --
    Issued in connection with In-Kind Transfer                         --            --            --                     --
    Redeemed                                                          (53)          (12)          (71)                  (106)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares                                    327           288         1,152                    590
---------------------------------------------------------------------------------------------------------------------------------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 53

Statement of changes in net assets (000)

                                                                     Turner Short Duration Government Funds-
                                                                                Three Year Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                      year ended   3/1/98 thru   year ended
                                                                        9/30/99      9/30/98      2/28/98
--------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                                $ 1,255     $   469      $   967
    Net realized gain (loss) from securities sold                           (177)         74           54
    Net unrealized appreciation (depreciation) of investments               (264)        119           98
--------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                  814         662        1,119
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Institutional class                                                (1,258)       (461)        (966)
       Adviser class                                                          (1)         --           --
    Realized capital gains
       Institutional class                                                  (156)        (10)          --
       Adviser class                                                          --          --           --
--------------------------------------------------------------------------------------------------------------
          Total distributions                                             (1,415)       (471)        (966)
--------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
Institutional class
    Proceeds from shares issued                                           10,962         666        3,854
    Proceeds from shares issued in lieu of cash distributions              1,276         476          967
    Increase from In-Kind transfers                                       18,947          --           --
    Cost of shares redeemed                                               (3,912)     (4,862)      (7,239)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    institutional class transactions                                      27,273      (3,720)      (2,418)
--------------------------------------------------------------------------------------------------------------
Adviser class
    Proceeds from shares issued                                              192          --           --
    Proceeds from shares issued in lieu of cash distributions                  1          --           --
    Cost of shares redeemed                                                 (106)         --           --
--------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                        87          --           --
--------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from capital
       share transactions                                                 27,360      (3,720)      (2,418)
--------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                            26,759      (3,529)      (2,265)
--------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                     12,015      15,544       17,809
--------------------------------------------------------------------------------------------------------------
    End of year (3)                                                      $38,774     $12,015      $15,544
--------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
Institutional class
    Issued                                                                 1,100          66          383
    Issued in lieu of cash distributions                                     128          47           96
    Issued in connection with In-Kind Transfers                            1,926          --           --
    Redeemed                                                                (393)       (481)        (722)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from institutional class transactions    2,761        (368)        (243)
--------------------------------------------------------------------------------------------------------------
Adviser class
    Issued                                                                    20          --           --
    Issued in lieu of cash distributions                                      --          --           --
    Redeemed                                                                 (11)         --           --
--------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                         9          --           --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in capital shares                                  2,770        (368)        (243)
--------------------------------------------------------------------------------------------------------------

(2)  Commenced operations on July 1, 1999.

(3) Includes undistributed net investment income (000) of $(34), $10 and $2 for the Three Year Fund, $0, $2 and $0 for the One Year Fund, as of September 30, 1999, September 30, 1998 and February 28, 1998, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0 The accompanying notes are an integral part of the financial statements.

54 | TURNER FUNDS 1999 ANNUAL REPORT

                                                                            Turner Short Duration                Turner Core
                                                                              Government Funds-                 High Quality
                                                                             One Year Portfolio               Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                     year ended  3/1/98 thru  year ended         7/1/99 thru
                                                                      9/30/99      9/30/98     2/28/98           9/30/99 (2)
----------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                              $  100      $   37       $   66            $   140
    Net realized gain (loss) from securities sold                          --           1            1               (106)
    Net unrealized appreciation (depreciation) of investments              (1)         --            1                 18
----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                99          38           68                 52
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Institutional class                                                (77)        (35)         (66)              (140)
       Adviser class                                                      (25)         --           --                 --
    Realized capital gains
       Institutional class                                                 --          (1)          --                 --
       Adviser class                                                       --          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                            (102)        (36)         (66)              (140)
----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
Institutional class
    Proceeds from shares issued                                         3,414           5          827                 18
    Proceeds from shares issued in lieu of cash distributions              76          36           66                139
    Increase from In-Kind transfers                                        --          --           --             10,120
    Cost of shares redeemed                                            (1,272)       (247)        (564)              (180)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    institutional class transactions                                    2,218        (206)         329             10,097
----------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Proceeds from shares issued                                         3,642          --           --                 --
    Proceeds from shares issued in lieu of cash distributions              23          --           --                 --
    Cost of shares redeemed                                              (509)         --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                  3,156          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from capital
       share transactions                                               5,374        (206)         329             10,097
----------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                          5,371        (204)         331             10,009
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                     991       1,195          864                 --
----------------------------------------------------------------------------------------------------------------------------------
    End of year (3)                                                    $6,362      $  991       $1,195            $10,009
----------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
Institutional class
    Issued                                                                340          --           82                  2
    Issued in lieu of cash distributions                                    8           4            7                 14
    Issued in connection with In-Kind Transfers                            --          --           --              1,012
    Redeemed                                                             (127)        (56)         (18)               (18)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from institutional class transactions   221         (21)          33               1,010
----------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Issued                                                                360          --           --                 --
    Issued in lieu of cash distributions                                    2          --           --                 --
    Redeemed                                                               50          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                    312          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in capital shares                                 533         (21)          33              1,010
----------------------------------------------------------------------------------------------------------------------------------










TURNER FUNDS 1999 ANNUAL REPORT | 55


FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------------------------------

Financial highlights
For a share outstanding throughout each period

                     Net                      Realized  and
                    asset           Net        unrealized         Distributions   Distributions
                   value,       investment        gains             from net          from          Return    Net asset
                  beginning       income       (losses) on         investment        capital          OF      value end
                  of period       (loss)       investments           income           gains         capital   of period
-------------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
---------------------------------------------------------------------------------
1999               $13.22         (0.08)           5.76                 --               --            --       $18.90
1998               $12.28         (0.01)           1.98              (0.01)           (1.02)           --       $13.22
1997 (1)           $10.00          0.01            2.27                 --               --            --       $12.28

-------------------------
Turner Growth Equity Fund
-------------------------
1999               $12.87         (0.05)           4.66                 --            (1.60)           --       $15.88
1998               $16.64         (0.05)           1.10                 --            (4.82)           --       $12.87
1997               $17.03         (0.03)           4.23                 --            (4.59)           --       $16.64
1996 (2)           $14.97          0.02            2.91              (0.02)           (0.85)           --       $17.03
1995               $12.46          0.10            2.52              (0.11)              --            --       $14.97
1994               $13.12          0.10           (0.66)             (0.10)              --            --       $12.46

-------------------------
Turner Midcap Growth Fund
-------------------------
1999               $13.87         (0.06)          11.72                 --               --            --       $25.53
1998               $14.22         (0.07)           0.22                 --            (0.50)           --       $13.87
1997 (3)           $10.00         (0.03)           4.36                 --            (0.11)           --       $14.22

----------------------------
Turner Small Cap Growth Fund
----------------------------
1999               $21.49         (0.26)          12.97                 --               --            --       $34.20
1998               $26.35         (0.23)          (4.19)                --            (0.25)        (0.19)      $21.49
1997               $23.13         (0.07)           3.80                 --            (0.51)           --       $26.35
1996 (2)           $16.08         (0.08)           8.17                 --            (1.04)           --       $23.13
1995               $10.90         (0.06)           5.24                 --               --            --       $16.08
1994 (4)           $10.00         (0.02)           0.92                 --               --            --       $10.90

----------------------------
Turner Micro Cap Growth Fund
----------------------------
1999 (5)           $ 9.88         (0.05)          11.26                 --               --            --       $21.09
1998 (6)           $10.00         (0.04)          (0.08)                --               --            --       $ 9.88

------------------
Turner Top 20 Fund
------------------
1999 (7)           $10.00         (0.02)           4.01                 --               --            --       $13.99

----------------------
Turner Technology Fund
----------------------
1999 (7)           $10.00         (0.02)           4.08                 --               --            --       $14.06

*    Annualized
+    Returns are for the period indicated and have not been annualized.
(1)  Commenced operations on February 1, 1997.
(2) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.
(3)  Commenced operations on October 1, 1996.
(4)  Commenced operations on February 7, 1994.

56 | TURNER FUNDS 1999 ANNUAL REPORT


----------------------------------------------------------------------------------------------------------------------------

                                                                Ratio of         Ratio of                        Ratio of
                                                              net expenses     net expenses                      expenses
                                                             to average net     to average     Ratio of net     to  average
                                                   Net     assets (including    net assets      investment      net  assets
                                               assets end      directed         (including     income (loss)    (excluding
                                  Total         of period     brokerage         waivers and     to average      waivers and
                                 return+          (000)      arrangements)    reimbursements)   net assets     reimbursements)
----------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
---------------------------------------------------------------------------------
1999                              42.97%        $  8,459        1.00%              1.00%          (0.47)%          2.41%
1998                              17.26%        $  4,328        1.00%              1.00%          (0.10)%          7.70%
1997 (1)                          22.80%        $    701        1.00%*             1.00%*          0.20%*         26.45%*

-------------------------
Turner Growth Equity Fund
-------------------------
1999                              38.16%        $142,824        0.92%              0.96%          (0.42)%          0.96%
1998                              10.71%        $ 97,857        1.00%              1.04%          (0.42)%          1.12%
1997                              32.61%        $ 99,590        0.96%              1.02%          (0.25)%          1.05%
1996 (2)                          20.61%        $ 96,164        0.94%*             1.06%*          0.03%*          1.06%*
1995                              21.15%        $115,819        0.94%              1.03%           0.69%           1.03%
1994                              (4.28)%       $112,959        0.95%              0.95%           0.86%           1.08%

-------------------------
Turner Midcap Equity Fund
-------------------------
1999                              84.07%        $148,830        1.03%              1.08%          (0.58)%          1.08%
1998                               1.24%        $ 24,582        1.23%              1.34%          (0.79)%          1.73%
1997 (3)                          43.77%        $  5,145        1.25%*             1.25%*         (0.62)%*         7.96%*

----------------------------
Turner Small Cap Growth Fund
----------------------------
1999                              59.14%        $254,077        1.25%              1.27%          (1.00)%          1.31%
1998                             (16.90)%       $147,534        1.25%              1.28%          (0.99)%          1.41%
1997                              16.64%        $153,462        1.24%              1.24%          (0.84)%          1.33%
1996 (2)                          52.90%        $ 67,425        1.25%*             1.25%*         (0.88)%*         1.54%*
1995                              47.52%        $ 13,072        1.25%              1.25%          (0.68)%          2.39%
1994 (4)                          12.35%        $  4,806        1.09%*             1.09%*         (0.27)%*         4.32%*

----------------------------
Turner Micro Cap Growth Fund
----------------------------
1999 (5)                         113.46%        $ 12,963        0.90%              0.90%          (0.47)%          2.86%
1998 (6)                          (1.20)%       $  2,843        1.25%*             1.25%*         (0.64)%*         8.18%*

------------------
Turner Top 20 Fund
------------------
1999 (7)                          39.90%        $  16,112        1.35%*            1.35%*         (0.87)%*         2.55%*

----------------------
Turner Technology Fund
----------------------
1999 (7)                          40.60%        $   8,296        1.35%*            1.35%*         (0.87)%*         3.89%*


---------------------------------------------------------------------------------

                                  Ratio of net
                                   investment
                                  income (loss)
                                   to average
                                   net assets
                                   (excluding     Portfolio
                                   waivers and    turnover
                                 reimbursements)    rate
---------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
---------------------------------------------------------------------------------
1999                                 (1.88)%       370.71%
1998                                 (6.80)%       234.93%
1997 (1)                            (25.25)%       346.47%

-------------------------
Turner Growth Equity Fund
-------------------------
1999                                 (0.42)%       328.26%
1998                                 (0.50)%       249.58%
1997                                 (0.28)%       178.21%
1996 (2)                              0.03%*       147.79%
1995                                  0.69%        177.86%
1994                                  0.73%        164.81%

-------------------------
Turner Midcap Equity Fund
-------------------------
1999                                 (0.58)%       290.79%
1998                                 (1.18)%       304.29%
1997 (3)                             (7.33)%*      348.29%

----------------------------
Turner Small Cap Growth Fund
----------------------------
1999                                 (1.04)%       223.61%
1998                                 (1.12)%       167.73%
1997                                 (0.93)%       130.68%
1996 (2)                             (1.17)%*      149.00%
1995                                 (1.82)%       183.49%
1994 (4)                             (3.50)%*      173.92%

----------------------------
Turner Micro Cap Growth Fund
----------------------------
1999 (5)                             (2.43)%       239.32%
1998 (6)                             (7.57)%*      128.53%

------------------
Turner Top 20 Fund
------------------
1999 (7)                             (2.07)%*      369.11%

----------------------
Turner Technology Fund
----------------------
1999 (7)                             (3.41)%*      317.32%

(5) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Micro Cap Growth Fund.
(6)  Commenced operations on March 1, 1998.
(7)  Commenced operations on July 1, 1999.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 57

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial highlights
For a share outstanding throughout each period


                                          Realized and
            Net asset                      unrealized    Distributions  Distributions
              value,        Net              gains         from net        from      Net asset                  Net assets
            beginning    investment       (losses) on     investment      capital    value end        Total       end of
            of period      income         investments       income         gains     of period       return+    period (000)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Institutional
--------------------------------------------------------------------------
1999 (1)     $10.25         0.55             (0.27)         (0.55)         (0.14)      $ 9.84         2.89%       $38,687
1998 (2)     $10.10         0.35              0.15          (0.34)         (0.01)      $10.25         5.09%       $12,015
1998 (3)     $10.00         0.59              0.10          (0.59)            --       $10.10         7.07%       $15,544
1997         $10.04         0.58             (0.01)         (0.59)         (0.02)      $10.00         5.45%       $17,809
1996         $ 9.80         0.60              0.23          (0.59)            --       $10.04         8.73%       $11,027
1995 (4)     $10.00         0.61             (0.22)         (0.59)            --       $ 9.80         4.08%       $ 7,065

--------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Adviser
--------------------------------------------------------------------
1999 (5)     $ 9.95         0.68             (0.13)         (0.70)            --       $ 9.80         5.64%       $    87

------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
------------------------------------------------------------------------
1999 (6)     $10.09         0.54             (0.02)         (0.56)            --       $10.05         5.34%       $ 3,207
1998 (2)     $10.08         0.35                --          (0.33)         (0.01)      $10.09         3.50%           991
1998 (3)     $10.06         0.60              0.02          (0.60)            --       $10.08         6.34%         1,195
1997         $10.03         0.60              0.03          (0.60)            --       $10.06         6.32%           864
1996         $ 9.99         0.64              0.05          (0.65)            --       $10.03         7.09%           398
1995 (4)     $10.00         0.53             (0.02)         (0.52)            --       $ 9.99         5.21%           145

------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
------------------------------------------------------------------
1999 (6)     $10.11         0.47              0.02          (0.50)            --       $10.10         5.00%       $ 3,155
1998 (7)     $10.08         0.30              0.03          (0.30)            --       $10.11         3.26%            --

------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
1999 (8)     $10.00         0.14             (0.09)         (0.14)            --       $ 9.91         0.48%       $10,009

*    Annualized
+    Returns are for the period indicated and have not been annualized.
(1) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-Three Year Portfolio.
(2) On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds Three Year and One Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.
(3) On January 22, 1998, shareholders of both the Three Year and One Year Funds approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.
(4) Commenced operations on March 1, 1994.
(5) Commenced operations on April 28, 1999.

58 | TURNER FUNDS 1999 ANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------

                                                                   Ratio of net
                                                     Ratio of       investment
                                                     expenses      income (loss)
                                    Ratio of net    to average      to average                   Average            Average
                       Ratio of      investment     net assets      net assets                     debt               debt
                    net expenses       income       (excluding      (excluding                   per share        outstanding
                     to average      to average     waivers and     waivers and     Interest      during             during
                     net assets      net assets   reimbursements) reimbursements)    expense   the period (9)    the period (9)(10)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Institutional
--------------------------------------------------------------------------
1999 (1)                0.24%           6.21%          1.31%          5.14%             --            --                   --
1998 (2)                0.24%*          5.84%*         1.49%*         4.59%*            --            --                   --
1998 (3)                0.24%           5.85%          1.21%          4.88%             --            --                   --
1997                    0.24%           5.80%          1.21%          4.83%           0.02%        $0.04             $ 56,238
1996                    0.24%           6.18%          1.45%          4.97%           0.12%        $0.28             $256,115
1995 (4)                0.15%           6.21%          1.18%          5.18%           0.04%        $0.08             $ 75,604

--------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Adviser
--------------------------------------------------------------------
1999 (5)                0.48%*          5.71%*         0.95%*         5.24%*            --            --                   --

------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
------------------------------------------------------------------------
1999 (6)                0.00%           5.50%          6.53%         (1.03)%            --            --                   --
1998 (2)                0.00%*          5.88%*        10.83%*        (4.95)%*           --            --                   --
1998 (3)                0.00%           5.97%          8.83%         (2.86)%            --            --                   --
1997                    0.00%           5.91%         10.25%         (4.34)%            --            --                   --
1996                    0.00%           6.46%         16.47%        (10.01)%            --            --                   --
1995 (4)                0.00%           5.74%         27.89%        (22.15)%            --            --                   --

------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
------------------------------------------------------------------
1999 (6)                0.23%           5.13%          6.76%         (1.40)%            --            --
1998 (7)                0.25%*          5.63%*        11.08%*        (5.20)%*           --            --                   --

------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
1999 (8)                0.45%*          5.67%*         1.99%*         4.13%*            --            --                   --


--------------------------------------------------------------------------------




                            Average
                            shares
                          outstanding      Portfolio
                            during          turnover
                          the period          rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Institutional
--------------------------------------------------------------------------
1999 (1)                          --        257.98%
1998 (2)                          --        121.63%
1998 (3)                          --        197.03%
1997                       1,320,830        279.00%
1996                         901,238        251.00%
1995 (4)                     895,472        405.00%

--------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Adviser
--------------------------------------------------------------------
1999 (5)                          --        257.98%

------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
------------------------------------------------------------------------
1999 (6)                          --        154.33%
1998 (2)                          --         96.56%
1998 (3)                          --         68.80%
1997                              --         81.82%
1996                              --            --
1995 (4)                          --            --

------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
------------------------------------------------------------------
1999 (6)                          --        154.33%
1998 (7)                          --         96.56%

------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
1999 (8)                          --         39.70%

 (6) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-One Year Portfolio.
 (7) Commenced operations on February 27, 1998.
 (8) Commenced operations on July 1, 1999.
 (9) Average based upon amounts outstanding at each month end.
(10) There was no debt outstanding at the end of any period presented.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 59

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Notes to financial statements
September 30, 1999

1.  Organization:

TIP Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are those of the Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund) (the "Large Cap Growth Equity Fund"), the Turner Growth Equity Fund (the "Growth Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Micro Cap Growth Fund (the "Micro Cap Growth Fund"), the Turner Top 20 Fund (the "Top 20 Fund"), the Turner Technology Fund (the "Technology Fund"), the Turner Short Duration Government Funds-Three Year Portfolio (the "Three Year Portfolio"), the Turner Short Duration Government Funds-One Year Portfolio (the "One Year Portfolio"), and the Turner Core High Quality Fixed Income Fund (the "Core High Quality Fixed Income Fund") (each a "fund" and collectively the "Funds"). The Turner Short Duration Government Funds-Three Year and One Year Portfolios are registered to offer two classes of shares, Institutional Class Shares and Adviser Class Shares. The financial statements of the remaining portfolios are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each fund's investment objectives, policies, and strategies.

As of September 30, 1999, the Turner International Growth Fund and the Turner Focused Large Cap Equity Fund had not yet commenced operations.

The Turner Small Cap Growth Fund was closed to new investors as of August 30, 1997.

2. Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

   Security valuation--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Market value for debt obligations is determined on the basis of last reported sales price, or if no sales are reported, as is the case with most securities traded over the counter, the mean between representative bid and asked quotations. Short-term securities with maturities of 60 days or less may be carried at amortized cost, which approximates market value. Fixed income securities for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

   Federal income taxes--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   Security transactions and related income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

   Net asset value per share--The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the fund's assets, less liabilities, by the number of shares outstanding.

   Repurchase agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued

60 | TURNER FUNDS 1999 ANNUAL REPORT
   interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

   Expenses--Expenses that are directly related to one of the funds are charged to that fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

   Distributions to shareholders--Distributions from net investment income are declared and paid to Shareholders at least annually for the Large Cap Growth Equity Fund, the Midcap Growth Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, the Top 20 Fund, and the Technology Fund; quarterly for the Growth Equity Fund; and declared daily and paid monthly for the Three Year Portfolio, One Year Portfolio and the Core High Quality Fixed Income Fund. Any net realized capital gains on sales of securities for all Funds are distributed to Shareholders at least annually.

   Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

   Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. Organization costs and transactions with affiliates:

Organization costs have been capitalized by each Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by a Fund will be reduced by the unamortized organizational costs in the same ratio as the number of shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, shareholder servicing, and distribution agreements:

The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and
 .04% of such assets in excess on $2 billion. Each Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

The Growth Equity Fund, the Midcap Growth Fund, and the Small Cap Growth Fund have directed certain portfolio trades to brokers who paid a portion of its expenses. For the period ended September 30, 1999, the Funds expenses were reduced by $131,755, $27,561 and $50,019 respectively, under this arrangement.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Prior to January 1, 1998, administrative services were provided to the Three Year and One Year Funds by Solon Asset Management, L.P. for an annual fee of
 .07% of the average daily net assets of each Fund.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

The Three Year and One Year Portfolios have adopted a shareholder service plan and agreement for their Adviser Class Shares. Under the shareholder service plan and agreement both funds pay the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Adviser Class Shares of each fund.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 61

--------------------------------------------------------------------------------

5. Investment advisory agreement:

The Trust and Turner Investment Partners, Inc. the "Adviser" are parties to an Investment Advisory Agreement dated April 28, 1996 under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Large Cap Growth Equity, Growth Equity, and Midcap Growth Equity Funds, 1.00% of the Small Cap Growth and Micro Cap Growth Funds, 1.10 of the Top 20 and Technology Funds, .25% of the Three Year and One Year Funds and .50% of the Core High Quality Fixed Income Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit their total operating expenses (as a percentage of daily net assets on an annualized basis) to not more than 1.00% of the Large Cap Growth Equity and Growth Equity Funds, 1.25% of the Small Cap Growth, Midcap Growth Equity and Micro Cap Growth Funds, 1.35% of the Top 20 and Technology Funds, .36% and .61% of the Three Year and One Year Funds, Institutional shares and Adviser shares, respectively, and .45% of the Core High Quality Fixed Income Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. On January 1, 1998, Turner Investment Partners, Inc., acquired substantially all of the assets and liabilities of Solon Asset Management, L.P. (the Three Year Portfolio and One Year Portfolio prior investment adviser).

6. Investment transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1999, are as follows
(000):


                    Turner       Turner    Turner     Turner     Turner
                   Large Cap     Growth    Midcap   Small Cap   Micro Cap Turner
                    Growth       Equity    Growth     Growth     Growth   Top 20
                  Equity Fund     Fund      Fund       Fund       Fund     Fund
--------------------------------------------------------------------------------
Purchases
     Government          --          --        --         --         --       --
     Other           29,486     427,617   286,698    452,858     20,391   58,450
Sales
     Government          --          --        --         --         --       --
     Other           27,386     422,503   199,990    442,558     15,633   46,112
--------------------------------------------------------------------------------


                                  Turner Short Duration
                                     Government Funds        Turner Core
                       Turner     ----------------------     High Quality
                     Technology   Three Year    One Year     Fixed Income
                        Fund      Portfolio    Portfolio         Fund
--------------------------------------------------------------------------
Purchases
     Government            --       56,149       1,354           5,661
     Other             23,591        3,201         372             142
Sales
     Government            --       31,026         688           3,465
     Other             17,731        6,090         191             938
--------------------------------------------------------------------------

At September 30, 1999, the total cost of securities for Federal income tax purposes was $8,150,595 for the Large Cap Growth Equity Fund, $15,277,927 for the Top 20 Fund, and $7,237,620 for the Technology Fund. The cost of securities and net realized gains or losses on securities sold for the remaining Funds was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1999, are as follows (000):


                     Turner      Turner   Turner     Turner     Turner
                    Large Cap    Growth   Midcap   Small Cap   Micro Cap Turner
                     Growth      Equity   Growth     Growth     Growth   Top 20
                   Equity Fund    Fund     Fund       Fund       Fund     Fund
--------------------------------------------------------------------------------
Aggregate gross
     unrealized
     appreciation      762       17,202   18,406     48,240     2,976    1,153
Aggregate gross
     unrealized
     depreciation     (354)      (4,379)  (7,147)   (13,159)     (381)    (560)
--------------------------------------------------------------------------------
Net unrealized
     appreciation
     (depreciation)    408       12,823   11,259     35,081     2,595      593
--------------------------------------------------------------------------------


                                     Turner Short Duration
                                       Government Funds        Turner Core
                     Turner         -----------------------    High Quality
                   Technology       Three Year     One Year    Fixed Income
                      Fund           Portfolio    Portfolio        Fund
----------------------------------------------------------------------------
Aggregate gross
     unrealized
     appreciation      596                91          5                8
Aggregate gross
     unrealized
     depreciation     (384)             (119)        (4)            (250)
----------------------------------------------------------------------------
Net unrealized
     appreciation
     (depreciation)    212               (28)         1             (242)
----------------------------------------------------------------------------

62 | TURNER FUNDS 1999 ANNUAL REPORT

7. In Kind Transfers of Securities

During the period ended September 30, 1999, the Growth Equity Fund issued 273,210 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $4,270,277.

During the period ended September 30, 1999, the Three Year Portfolio issued 1,925,533 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $18,947,249.

During the period ended September 30, 1999, the Core HighQuality Fixed Income Fund issued 1,012,284 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $10,120,317 which includes $260,485 of net unrealized loss.

8. Line of credit:

Pursuant to a credit agreement dated May 21, 1997, First Union National Bank provides an uncommitted line of credit to the Large Cap Growth Equity Fund, the Growth Equity Fund, the Midcap Growth Fund and the Small Cap Growth Fund, Portfolios of the TIP Funds, for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of each Fund. The aggregate principal amount of all borrowings may not exceed 10% of each Fund, net assets and the maximum principal amount that the Bank will loan is $10,000,000. Borrowings under the line of credit are charged interest based on the federal funds rate determined at the date of borrowing and are secured by investment securities of the borrowing portfolio. Each Fund is individually, and not jointly, liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the period ended September 30, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 63

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the TIP Funds:

We have audited the accompanying statements of net assets of the Turner Large Cap Growth Fund, the Turner Small Cap Growth Fund, the Turner Short Duration Government Funds -- One Year Portfolio, and the Turner Core High Quality Fixed Income Fund and the statement of assets and liabilities of the Turner Growth Equity Fund, the Turner Mid Cap Growth Fund, the Turner Micro Cap Growth Fund, the Turner Top 20 Fund, the Turner Technology Fund and the Turner Short Duration Government Funds -- Three Year Portfolio, including the schedules of portfolio investments, as of September 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented therein and the financial highlights for the periods ended September 30, 1996 through September 30, 1999 presented therein. We have also audited the financial highlights for the periods ended February 28, 1995 and February 28, 1996 for the Turner Short Duration Government Funds -- Three Year Portfolio and the Turner Short Duration Government Funds -- One Year Portfolio. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1994 and October 31, 1995 for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund were audited by other auditors whose report dated December 5, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds at September 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented therein, and financial highlights for the periods ended September 30, 1996 through September 30, 1999 presented therein, and for the periods ended February 28, 1995 and February 28, 1996 presented therein for the Turner Short Duration Government Funds -- Three Year Portfolio and the Turner Short Duration Government Funds -- One Year Portfolio in conformity with generally accepted accounting principles.


                                           /s/ Ernst & Young LLP
                                           -----------------------------------

Philadelphia, Pennsylvania
November 8, 1999

64 | TURNER FUNDS 1999 ANNUAL REPORT

                EVENT SUBSEQUENT TO AUDITOR'S REPORT (unaudited)

On February 25, 2000, the Board of Trustees of the TIP Funds approved a Plan to reorganize the Turner Growth Equity Fund into a similar fund that is being created by the Vanguard Group called the Vanguard Growth Equity Fund, subject to shareholder and regulatory approval.

--------------------------------------------------------------------------------

                             Notice to Shareholders
                                       of
                                  Turner Funds
                                   (Unaudited)


For shareholders that do not have a September 30, 1999 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 1999, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1999, each portfolio is designating the following items with regard to distributions paid during the year.


                                                  Long Term
                                                  (20% Rate)       Ordinary
                                                 Capital Gain       Income       Tax Exempt       Total           Qualifying
             Fund                               Distributions    Distributions    Interest     Distributions     Dividends (1)
             ----                               -------------    -------------   ----------    -------------     -------------
Turner Large Cap Growth Equity Fund .........        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Growth Equity Fund ...................       66.75%           33.25%         0.00%         100.00%            4.38%
Turner Midcap Growth Fund ...................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Small Cap Growth Fund ................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Micro Cap Growth Fund ................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Top 20 Fund ..........................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Technology Fund ......................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Short Duration Government
     Funds-Three Year Portfolio .............        3.43%           96.57%         0.00%         100.00%            0.00%
Turner Short Duration Government
     Funds-One Year Portfolio ...............        0.00%          100.00%         0.00%         100.00%            0.00%
Turner Core High Quality Fixed Income .......        0.00%          100.00%         0.00%         100.00%            0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                            TURNER FUNDS 1999 ANNUAL REPORT | 65

--------------------------------------------------------------------------------


                                     NOTES

--------------------------------------------------------------------------------


                                     NOTES

                                 [LOGO OMITTED]

                                     TURNER
                                    --------
                                      FUNDS

                                    --------------------------------

                                    Turner Funds
                                    1235 Westlake Drive
                                    Berwyn, Pennsylvania 19312
                                    Telephone: 1-800=224-6312
                                    Email: mutualfunds@turner-invest.com
                                    Web Site: www.turner-invest.com

1999 Turner Funds Semiannual Report
(Unaudited)

Portfolios of the TIP Funds and Alpha Select Funds

Turner Large Cap Growth Equity Fund

Turner Growth Equity Fund

Turner Midcap Growth Fund

Turner Small Cap Growth Fund

Turner Micro Cap Growth Fund

Turner Short Duration Government Funds-Three Year Portfolio

Turner Short Duration Government Funds-One Year Portfolio

     "The story for the six-month period ended March 31 is one of outperformance by six of our seven stock and bond mutual funds. Even more important, the longer-term record (which is the true measure of investment success) is equally admirable: six of our funds have outperformed since their inceptions. In short, the story of the Turner Funds is one of solid investment success over time. It is a story that should bring cheer to the shareholders who have entrusted us with their assets."


Letter to shareholders, page 2

    Contents


 1  Total returns of Turner Funds

 2  Letter to shareholders

 5  Investment review:
    Turner Large Cap Growth Equity Fund

 7  Investment review:
    Turner Growth Equity Fund

 9  Investment review:
    Turner Midcap Growth Fund

11  Investment review:
    Turner Small Cap Growth Fund

13  Investment review:
    Turner Micro Cap Growth Fund

15  Investment review:
    Turner Short Duration Government
    Funds-Three Year Portfolio

17  Investment review: Turner Short Duration Government Funds-One Year Portfolio

19  Financial statements

48  Fund trustees


Turner Funds

The Turner Funds, Portfolios of both the TIP Funds and Alpha Select Funds, offer a series of seven no-load mutual funds to individual and institutional investors. The minimum initial investment in a Turner Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $500.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the Turner Funds. The firm, founded in 1990, invests more than $3 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.

Shareholder services

Turner Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to Turner Funds, Box 419805, Kansas City, Missouri 64141.

Performance

Total returns of Turner Funds*
Periods ending March 31, 1999


                                                 Past six       Past 12         Past three     Past five      Since
                                                 months         months          years          years          inception
                                                                                (annualized)   (annualized)   (annualized)+
Equity
---------------------------------------------------------------------------------------------------------------------------
Turner Large Cap
Growth Equity Fund                               43.87%         41.20%           --             --            40.07%
Lipper Growth Funds Average                      28.23          13.56            --             --            21.32
S&P 500 Index                                    27.34          18.46            --             --            27.56
Russell Top 200 Growth Index                     35.72          33.61            --             --            35.31
---------------------------------------------------------------------------------------------------------------------------
Turner Growth Equity Fund                        35.81          33.02           31.16%         24.71%         20.37
Lipper Capital Appreciation
Funds Average                                    28.71          11.84           15.05          16.49          13.83
S&P 500 Index                                    27.34          18.46           28.08          26.25          20.14
Russell 1000 Growth Index                        34.81          28.11           31.02          25.70          20.80
---------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund                        52.78          34.80            --             --            37.74
Lipper Mid-Cap Funds Average                     23.42           0.24            --             --            13.31
Russell Midcap Growth Index                      30.79           8.90            --             --            18.77
---------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund                     32.20           0.32           15.57          26.67          24.99
Lipper Small Cap
Funds Average                                    12.53         (15.48)           8.03          12.11          13.91
Russell 2000 Growth Index                        21.56         (11.04)           5.76          10.76           9.00
---------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund                     45.95          33.52            --             --            40.01
Lipper Micro Cap Funds Average                   21.08         (12.35)           --             --            (6.63)
Russell 2000 Growth Index                        21.56         (11.04)           --             --            (6.75)
---------------------------------------------------------------------------------------------------------------------------

Fixed income
---------------------------------------------------------------------------------------------------------------------------
Turner Short Duration
Government Funds-
Three Year Portfolio                              1.33           6.16            6.45           6.56           6.31
Lipper Short/Intermediate U.S.
Government Funds Average                          0.34           5.33            5.92           5.78           5.38
Lehman Brothers 1-3 Year
U.S. Government Bond Index                        1.38           6.09            6.32           6.19           5.98
---------------------------------------------------------------------------------------------------------------------------
Turner Short Duration
Government Funds-
One Year Portfolio
(Institutional Class)                             2.74           5.92            6.18           6.26           6.18
Lipper Ultra-Short Obligation
Funds Average                                     2.21           5.22            5.60           5.46           5.39
Merrill Lynch Three-Month
U.S. Treasury Bill Index                          2.19           4.98            5.23           5.28           5.25
---------------------------------------------------------------------------------------------------------------------------

* Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ The inception dates for each Turner Fund are as follows: Turner Large Cap Growth Equity Fund, February 1, 1997; Turner Growth Equity Fund, March 11, 1992; Turner Midcap Growth Fund, October 1, 1996; Turner Small Cap Growth Fund, February 7, 1994; Turner Micro Cap Growth Fund, March 1, 1998; Turner Short Duration Government Funds-Three Year Portfolio, March 1, 1994; and Turner Short Duration Government Funds-One Year Portfolio (Institutional Class Shares), March 1, 1994.

                                         TURNER FUNDS 1999 SEMIANNUAL REPORT | 1

Letter to shareholders
-------------------------------------------------------------------------------
To our shareholders

Active management--the traditional investment approach of buying and selling stocks in an effort to continuously capitalize on the best investment opportunities--has acquired a bad name in recent years. One reason: the mutual funds of most active mangers have failed to beat their benchmark on indices. Over the past year, for example, fewer than 20% of actively managed diversified U.S. stock funds beat the S&P 500 Index, according to Lipper Inc. data.

Indeed, much of the allure of index funds--funds that invest by weighting a portfolio to match an index so as to simply replicate its performance--can be attributed to the failure of investment managers to outperform the benchmarks. As a result investors have adopted an if-you-can't-beat-'em, join-'em attitude: why pay extra fees for active management when it's underperforming the simple, more economical alternative of "passive" indexing?

Our story: solid success
Active management can't beat indexing? That's not true for the Turner Funds. The story for the six-month period ended March 31 is one of outperformance by six of our seven stock and bond mutual funds (see table, page 1). Even more important, the longer-term record (which is the true measure of investment success) is equally admirable: six of our funds have outperformed since their inceptions. In short, the story of the Turner Funds is one of solid investment success over time. It is a story that should bring cheer to the shareholders who have entrusted us with their assets.

It's said that the hardest thing about being successful is continuing to be successful. In the future we shall seek to continue succeeding by doing better what we do best: to scrupulously follow our investment disciplines, to refine those disciplines whenever possible, and to capitalize on the ever-changing opportunities in the capital markets. For details on how our funds fared in capitalizing on the opportunities that were presented in the near term, over the past six months, see the Investment review section beginning on page 5. Briefly, here are the results for that time period for each of our funds:

o The Turner Large Cap Growth Equity Fund, benefiting from the market's continued preference for the stocks of large companies that are household names like Microsoft, General Electric, and Pfizer, returned 43.87%. Its margins of outperformance: 16.53 percentage points over the S&P 500 Index and 8.15 percentage points over the Russell Top 200 Growth Index of the biggest of the big growth stocks.

o The Turner Growth Equity Fund gained 35.81%. Its margins of outperformance:
8.47 percentage points over the S&P 500 Index and 1.00 percentage point over the Russell 1000 Growth Index.

o The Turner Midcap Growth Fund had a stellar six months, advancing 52.78%--the best absolute showing of any of our mutual funds. Its margin of outperformance:
21.99 percentage points over the Russell Midcap Growth Index.

o The Turner Small Cap Growth Fund continued to reinforce its status as one of the elite small-cap funds, with a return of 32.20%. Its margin of outperformance: 10.64 percentage points over the Russell 2000 Growth Index.

o The Turner Micro Cap Growth Fund, our newest fund, which opened on March 1, 1998, widened its already sizable performance advantage over the Russell 2000 Growth Index. Micro Cap Growth soared 45.95%. Its margin of outperformance:
24.39 percentage points--the best relative result of any of our mutual funds.

o The Turner Short Duration Government Funds-Three Year Portfolio did a worthy job of coping with rising interest rates and declining bond prices, advancing 1.33%. That return fell just slightly short--0.05 percentage points short, to be precise--of the performance of the fund's benchmark, the Lehman Brothers 1-3 Year U.S. Government Bond Index.

o The Turner Short Duration Government Fund-One Year Portfolio's modest maturity average provided excellent protection from the negative effects of rising rates. The fund's Institutional Class returned 2.74%. Its margin of outperformance:
0.55 percentage points over the Merrill Lynch Three-Month U.S. Treasury Bill Index.

2 | TURNER FUNDS 1999 SEMIANNUAL REPORT

Funds rank high
Altogether, our funds continued to bolster their footholds in the upper reaches of the mutual-fund summit. In light of our organizational mission to provide clients with consistently superior investment returns, we take a singular pride in how our funds rank versus their peers, according to Lipper Inc. (see table, below).

In short, for the longest applicable time spans, all the Turner Funds rank no lower than the top 13th percentile versus their peers, according to the Lipper ratings.

Among other things, our stock funds drew strength from the popularity of growth investing. Beyond that, our funds profited from superior stock selection on our part, which we think is a testament to the effectiveness of our investment process, which employs a blend of quantitative, fundamental, and technical methods. Also, our performance was enhanced by the remarkable strength of the American economy, now in its eighth consecutive year of expansion; American corporations' global profit leadership and surpassing proficiency at production, management, and marketing; and an inflation rate that continues to be markedly below the historical average.

About the stock market's prospects, we think as long as earnings hold up reasonably well (and we think they will generally), this remarkable bull of a

Lipper Inc. performance rankings of mutual funds
Periods ending March 31, 1999

                                                              One            Two            Five            Seven
                                                              year           years          years           years
---------------------------------------------------------------------------------------------------------------------------
Growth Funds
Turner Large Cap Growth Equity Fund
Ranking vs. competitors                                       40/1,022       25/787         --               --
Percentile ranking                                            3              3              --               --
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Funds
Turner Growth Equity Fund
Ranking vs. competitors                                       44/251         24/213         13/99           8/64
Percentile ranking                                            17             11             13              12
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Funds
Turner Midcap Growth Fund
Ranking vs. competitors                                       13/301         3/279          --               --
Percentile ranking                                            3              1
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Funds
Turner Small Cap Growth Fund
Ranking vs. competitors                                       97/664         35/494         1/230           --
Percentile ranking                                            14             7              1               --
---------------------------------------------------------------------------------------------------------------------------
Micro-Cap Funds
Turner Micro Cap Growth Fund
Ranking vs. competitors                                       3/48           --              --               --
Percentile ranking                                            6
---------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government Funds
Turner Short Duration Government Funds -
Three Year Portfolio
Ranking vs. competitors                                       9/97           45/88          7/52            --
Percentile ranking                                            9              51             13              --
---------------------------------------------------------------------------------------------------------------------------
Ultra-Short Obligation Funds
Turner Short Duration Government Funds -
One Year Portfolio (Institutional Class)
Ranking vs. competitors                                       3/27           4/25           2/15            --
Percentile ranking                                            11             16             13              --
---------------------------------------------------------------------------------------------------------------------------

Source: Lipper Inc.

                                         TURNER FUNDS 1999 SEMIANNUAL REPORT | 3

Letter to shareholders
-------------------------------------------------------------------------------

market should continue raging. Also, we think the above-average market volatility--a common metaphor for the intensity of market moves recently has been the roller coaster--will continue to be in evidence. We think any corrections (market declines of 10%) will be concentrated and followed by the market regaining its momentum.

Short maturities advantageous
Our bond funds coped admirably with a split personality by the bond market in the past six months. Early in the period the bond market was in the grip of a flight to quality, with Treasury securities being the prime beneficiaries of that trend. Beginning in November, however, a flight to yield prevailed. The premium yields of even highly-rated corporate and mortgage-backed securities that no one wanted earlier were now much prized. That schizophrenia, moreover, was compounded by a significant rise in interest rates. At the end of March, rates at all maturities were 0.14 to 1.06 percentage points higher than they were last October 1. In such an environment, shorter maturities--which are less sensitive to rate changes--are the best investments, and the short average maturities of our two bond mutual funds proved helpful. Also helpful were our high average credit quality and our mix of Treasury, collateralized mortgage-obligation, and asset-backed securities.

Even with their recent rise, interest rates are still relatively low by historical standards. Because we think it will be difficult for interest rates to move significantly lower, we think an investment strategy like ours should fare well over the next six months. With just 0.27 percentage points separating two-year and ten-year rates, we think it makes a great deal of sense to stick with short maturities; our research indicates that the two-year note provides more than 90% of the yield of the 10-year note with less than 50% of the risk.

With the continuing support of our shareholders and staff, we look forward to further success in the months and years ahead. As always, we remain committed to our mission of delivering superior investment returns and service to you. And as always, we welcome your questions or comments.


/s/ Bob Turner
    ----------------
    Robert E. Turner
    Chairman
    TIP Funds and Alpha Select Funds

    April 5, 1999

                                    [PHOTO]
Bob Turner


4 | TURNER FUNDS 1999 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund


Total return
Six-month period ending March 31, 1999
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund                43.87%
Lipper Growth Funds Average                        28.23
S&P 500 Index                                      27.34
Russell Top 200 Growth Index                       35.72
--------------------------------------------------------------------------------


Like a Sherman tank, large-cap growth stocks continued to bulldoze over anything in their path during the past six months: concerns about corporate profitability, lofty stock-market valuations, rising interest rates, Russia's massive debt default, Asian and Latin American recessions, even the impeachment of President Clinton. As has been the case for the past five years, the Russell Top 200 Growth Index of the biggest stocks powered its way to yet another outsized gain: 35.72%--a return, incredibly, more than three times the size of the historical average gain of large stocks for an entire year. It was the best performance of any general index in any capitalization segment.

The Turner Large Cap Growth Equity Fund (formerly the Turner Ultra Large Cap Growth Fund) did notably better, soaring 43.87%--a performance edge of 8.12 percentage points over the Russell Top 200 Growth and 16.53 percentage points over the broader-based S&P 500 Index.

Large Cap's results by sector were exceptional. Nine of our 10 sector investments outperformed their corresponding Russell Top 200 Growth Index sectors. Strong returns in the technology, consumer-discretionary/services, producer-durables, and utilities/communication sectors accounted for most of the performance premium. Our sole underperforming sector was energy, where we failed to match the strong gains sparked by a rise in oil prices late in the period.

Among individual stocks, our biggest winners (up 70% or more) included EMC and Microsoft in technology; Amgen in health care; America Online, Home Depot, and Wal-Mart Stores in consumer discretionary/services; Applied Materials in producer durables; and MCI WorldCom in utilities/communication.

Over the past six months, the big surprise was the resiliency of large stocks in the face of weaker earnings. We think the big surprise in 1999 may be that corporate America's earnings will be stronger than anticipated. As long as

Growth of a $10,000 Investment in the
Turner Large Cap Growth Equity Fund:
February 1, 1997-March 31, 1999*

                                   [GRAPHIC]

                    In the printed version of the document,
         a line graph appears which depicts the following plot points:



                  Russell Top 200                                                Turner Large Cap Growth
                    Growth Index                        S&P 500 INDEX                 Equity Fund
                  ---------------                       -------------            -----------------------
  Beginning              1.00                               1.00                          1.00
1997
  February               1.00                               1.01                          1.00
  March                  0.95                               0.97                          0.94
  April                  1.02                               1.02                          1.03
  May                    1.09                               1.09                          1.09
  June                   1.14                               1.13                          1.14
  July                   1.24                               1.23                          1.25
  August                 1.15                               1.16                          1.17
  September              1.20                               1.22                          1.23
  October                1.16                               1.18                          1.21
  November               1.22                               1.23                          1.26
  December               1.24                               1.26                          1.29
1998
  January                1.29                               1.27                          1.32
  February               1.38                               1.36                          1.42
  March                  1.44                               1.43                          1.47
  April                  1.46                               1.45                          1.51
  May                    1.42                               1.42                          1.46
  June                   1.53                               1.48                          1.57
  July                   1.53                               1.46                          1.58
  August                 1.32                               1.25                          1.33
  September              1.42                               1.33                          1.44
  October                1.53                               1.44                          1.52
  November               1.65                               1.53                          1.67
  December               1.80                               1.62                          1.87
1999
  January                1.91                               1.68                          2.06
  February               1.83                               1.63                          1.95
  March                  1.92                               1.70                          2.07


*These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Large Cap Growth Equity Fund is February 1, 1997.

--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999
-------------------------------------
Past one year             Since inception

41.20%                    40.07%
--------------------------------------------------------------------------------


                                         TURNER FUNDS 1999 SEMIANNUAL REPORT | 5

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund

interest rates stay relatively low, large-cap companies' earnings and share prices are likely to continue doing well, a judgment based in part on our research of how in the long run the share prices of large companies have tended to correlate inversely with the level of interest rates. And based on our investment disciplines and fundamental analysis of earnings prospects, we find no lack of attractive candidates for investment among the stocks in our universe.

--------------------------------------------------------------------------------
Fund objective
The Turner Large Cap Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations exceeding $10 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Top 200 Growth Index.

--------------------------------------------------------------------------------
Fund profile
March 31, 1999

o CUSIP #900297508

o Top 10 holdings (1) Microsoft, (2) General Electric, (3) Pfizer, (4) Cisco Systems, (5) Merck, (6) Intel, (7) Procter & Gamble, (8) America Online, (9) Seagram, (10) Johnson & Johnson

o % in 10 largest holdings 43.7%

o Number of holdings 42

o Price/earnings ratio 38.8

o Weighted average market capitalization $139.2 billion

o % of holdings with positive earnings surprises 60.7%

o % of holdings with negative earnings surprises 8.3%

o Assets $8.8 million

                         [MARKET CAPITALIZATION GRAPH]

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell Top 200 Growth Index

neutral to Russell Top 200 Growth Index

32.6% Technology
22.1% Health Care
15.7% Consumer discretionary/services
12.2% Consumer staples
6.6% Financial services
4.2% Utilities/communication
3.3% Producer durables
1.2% Materials/processing

Portfolio managers

[PHOTO]

John F. Hammerschmidt has served as the lead product manager of the Large Cap Growth Equity Fund since its inception in 1997. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.

[PHOTO]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Large Cap Growth Equity Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO]

Mark D. Turner, president of Turner Investment Partners, serves as a comanager of the Large Cap Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois.

6 | TURNER FUNDS 1999 SEMIANNUAL REPORT

Turner Growth Equity Fund

Total return
Six-month period ending March 31, 1999
---------------------------------------------------------

Turner Growth Equity Fund                          35.81%
Lipper Capital Appreciation Funds Average          28.71
S&P 500 Index                                      27.34
Russell 1000 Growth Index                          34.81
---------------------------------------------------------


Excellent stock selection and an overweighting in strong-performing big stocks powered the Turner Growth Equity Fund to a 35.81% return in the past six months. That result outperformed both the large growth stocks in the Russell 1000 Growth Index by 1.00 percentage point and the diverse range of large stocks in the S&P 500 Index by 8.47 percentage points.

Six of Growth Equity's 10 sector investments outperformed their corresponding Russell 1000 Growth Index sectors. (In our sector-neutral approach that's a distinguishing aspect of our growth-stock investment process, the weighting of our combined investments in each sector closely matches the weighting of the analogous sector in the index.) Investments in the technology, consumer-discretionary/services, producer-durables, and utilities/communication sectors provided the lion's share of Growth Equity's margin of outperformance. Our sector-neutral approach also helped performance late in the quarter, enabling us to exploit a rally in cyclical stocks that many growth managers may have missed out on. Our energy investments lagged and lost money.

Our weighted average market capitalization rose markedly since last September, an increase due partly to the continued robust appreciation in share prices of the large stocks we owned. Indeed, some of our biggest winners, with returns exceeding 30%, included such behemoths as Cisco Systems, EMC, Intel, IBM, Microsoft, Network Appliance, Sun Microsystems, and Yahoo! in technology; Amgen in health care; Amazon.com, America Online, Best Buy, Gap, Home Depot, Time Warner, and Wal-Mart Stores in consumer discretionary/services; Walgreen in consumer staples; Corning in materials/processing; Applied Materials, KLA-Tencor, and Teradyne in producer durables; Firstar in financial services; and MCI WorldCom and Qwest Communications in utilities/communication.

Growth of a $10,000 investment in the
Turner Growth Equity Fund:
April 1, 1992-March 31, 1999*

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


                                             RUSSELL 1000         TURNER GROWTH
                       S&P 500 INDEX         GROWTH INDEX          EQUITY FUND
                       -------------         ------------         -------------
  Beginning                1.00                  1.00                 1.00
1992
  April                    1.03                  1.01                 1.00
  May                      1.03                  1.01                 1.02
  June                     1.02                  0.99                 0.98
  July                     1.06                  1.03                 1.02
  August                   1.04                  1.02                 0.99
  September                1.05                  1.03                 1.01
  October                  1.06                  1.05                 1.03
  November                 1.09                  1.09                 1.09
  December                 1.11                  1.10                 1.12
1993
  January                  1.11                  1.09                 1.13
  February                 1.13                  1.07                 1.13
  March                    1.15                  1.10                 1.16
  April                    1.12                  1.05                 1.13
  May                      1.15                  1.09                 1.17
  June                     1.16                  1.08                 1.18
  July                     1.15                  1.06                 1.20
  August                   1.20                  1.10                 1.25
  September                1.19                  1.09                 1.27
  October                  1.21                  1.12                 1.31
  November                 1.20                  1.12                 1.27
  December                 1.22                  1.14                 1.29
1994
  January                  1.26                  1.16                 1.31
  February                 1.22                  1.14                 1.29
  March                    1.17                  1.09                 1.21
  April                    1.18                  1.09                 1.22
  May                      1.20                  1.11                 1.20
  June                     1.17                  1.08                 1.16
  July                     1.21                  1.11                 1.19
  August                   1.26                  1.17                 1.25
  September                1.23                  1.16                 1.24



          Wednesday, April 01, 1992 through Wednesday, March 31, 1999
                             Growth of a Unit Value

                                             RUSSELL 1000         TURNER GROWTH
                       S&P 500 INDEX         GROWTH INDEX          EQUITY FUND
                       -------------         ------------         -------------
  October                  1.26                  1.19                 1.25
  November                 1.21                  1.15                 1.19
  December                 1.23                  1.17                 1.20
1995
  January                  1.26                  1.19                 1.20
  February                 1.31                  1.24                 1.24
  March                    1.35                  1.28                 1.26
  April                    1.39                  1.31                 1.28
  May                      1.45                  1.35                 1.31
  June                     1.48                  1.40                 1.36
  July                     1.53                  1.46                 1.44
  August                   1.53                  1.46                 1.44
  September                1.60                  1.53                 1.49
  October                  1.59                  1.53                 1.52
  November                 1.66                  1.59                 1.58
  December                 1.69                  1.60                 1.56
1996
  January                  1.75                  1.65                 1.58
  February                 1.77                  1.68                 1.60
  March                    1.79                  1.69                 1.62
  April                    1.81                  1.73                 1.70
  May                      1.86                  1.79                 1.77
  June                     1.87                  1.79                 1.77
  July                     1.78                  1.69                 1.62
  August                   1.82                  1.73                 1.69
  September                1.92                  1.86                 1.83
  October                  1.98                  1.87                 1.82
  November                 2.13                  2.01                 1.93
  December                 2.09                  1.97                 1.86
1997
  January                  2.22                  2.11                 2.00
  February                 2.24                  2.09                 1.94
  March                    2.14                  1.98                 1.81
  April                    2.27                  2.11                 1.89


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Growth Equity Fund is March 11, 1992. Returns are calculated from the first full month following the fund's inception date.


--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999
--------------------------------------------
Past one         Past three         Past five          Since
year             years              years              inception

33.02%           31.16%             24.71%             20.37%
--------------------------------------------------------------------------------

                                         TURNER FUNDS 1999 SEMIANNUAL REPORT | 7

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Growth Equity Fund

Also contributing to Growth Equity's results was our avoidance of stocks that declined sharply, such as Rite-Aid, which we sold as it came under growing technical pressure in early March. Subsequently the stock was pounded when the company reported disappointing fourth-quarter earnings. Our use of a broad range of quantitative, fundamental, and technical indicators and our nimbleness in eliminating individual positions is especially useful now, as the market remains volatile and punishes the stocks of companies with earnings problems.

-------------------------------------------------------------------------------
Fund objective

The Turner Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 1000 Growth Index.

-------------------------------------------------------------------------------
Fund profile
March 31, 1999

o Ticker symbol TRGEX

o CUSIP #900297102

o Top 10 holdings (1) Microsoft, (2) General Electric, (3) Cisco Systems, (4) Merck, (5) Intel, (6) Pfizer, (7) America Online, (8) Procter & Gamble, (9) Johnson & Johnson, (10) Wal-Mart Stores

o % in 10 largest holdings 34.4%

o Number of holdings 86

o Price/earnings ratio 37.0

o Weighted average market capitalization $115.9 billion

o % of holdings with positive earnings surprises 65.0%

o % of holdings with negative earnings surprises 6.5%

o Assets $138.0 million

--------------------------------------------------------------------------------
Sector weightings:

neutral to Russell 1000 Growth Index

[GRAPH]

30.5% Technology
20.1% Health care
18.8% Consumer discretionary/services
10.8% Consumer staples
 8.2% Financial services
 3.8% Producer durables
 3.8% Utilities/communication
 2.0% Materials/processing
 0.8% Energy
 0.5% Auto/transportation

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Growth Equity Fund since its inception in 1992. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO]

John F. Hammerschmidt serves as a comanager of the Growth Equity Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.

[PHOTO]

Mark D. Turner, president of Turner Investment Partners, serves as a comanager of the Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois.

8 | TURNER FUNDS 1999 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
Turner Midcap Growth Fund

Total return
Six-month period ending March 31, 1999
--------------------------------------------------------------------------------

Turner Midcap Growth Fund                          52.78%
Lipper Mid-Cap Funds Average                       23.42
Russell Midcap Growth Index                        30.79
--------------------------------------------------------------------------------

Since its inception in 1996, the Turner Midcap Growth Fund has always scored high in Lipper's performance rankings for mid-cap mutual funds. True to form, Midcap Growth's 52.78% return for the past six months ranked in the fourth Lipper percentile. In relative terms, the return outdistanced the Russell Midcap Growth Index's performance by 21.99 percentage points.

Midcap Growth's results were achieved against a strong backdrop for mid-cap growth stocks. In the past six months, with little fanfare, mid-cap growth stocks have staged a rally comparing favorably with that of their much-hyped siblings, large-cap stocks. Indeed, the Russell Midcap Growth Index actually outperformed the S&P 500 Index. In our judgment, the Russell index's recent surge is just further corroboration of the risk/reward benefits that mid-cap stocks have dispensed over eight decades: high return potential, ample liquidity, and relatively moderate volatility.

Much of Midcap Growth's performance advantage in the past six months can be traced to returns exceeding 80% in three sectors that have spearheaded the latest rally: technology, utilities/communication, and consumer discretionary/services. Overall, our stock selection was good, with seven of our 10 sector investments beating their corresponding Russell Midcap Growth Index sectors.

Investments in various sectors related in some way to the Internet were especially strong: At Home, Broadcom, eBay, Intuit, RealNetworks, and Xilinx in technology; Amazon.com, DoubleClick, and Lycos in consumer discretionary/services; Charles Schwab in financial services; and Global Crossing in utilities/communication. What's more, we avoided huge losses in any of our holdings, an ability we consider critical to investment success. We were dissatisfied by our subpar relative returns in energy, autos/transportation, and financial services.


                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


Growth of a $10,000 investment in the
Turner Midcap Growth Fund:
October 1, 1996-March 31, 1999*


                               RUSSELL MIDCAP                    TURNER MIDCAP
                                 GROWTH FUND                      GROWTH FUND
                               --------------                    -------------
  Beginning                        1.00                               1.00
1996
  October                          0.99                               1.01
  November                         1.05                               1.06
  December                         1.03                               1.03
1997
  January                          1.07                               1.10
  Februry                          1.05                               1.05
  March                            0.99                               0.99
  April                            1.02                               1.02
  May                              1.11                               1.14
  June                             1.14                               1.18
  July                             1.25                               1.33
  August                           1.23                               1.34
  September                        1.30                               1.44
  October                          1.23                               1.40
  November                         1.24                               1.42
  December                         1.26                               1.45
1998
  January                          1.24                               1.43
  February                         1.35                               1.55
  March                            1.41                               1.65
  April                            1.43                               1.69
  May                              1.37                               1.60
  June                             1.41                               1.75
  July                             1.35                               1.65
  August                           1.09                               1.32
  September                        1.17                               1.46
  October                          1.26                               1.49
  November                         1.35                               1.61
  December                         1.49                               1.84
1999
  January                          1.53                               2.03
  February                         1.46                               1.94
  March                            1.54                               2.22


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worht more or less than their original costs. The inception date of the Turner Midcap Growth Fund is October 1, 1996.

--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999
--------------------------------------------------
Past one year                   Since inception
  34.80%                            37.74%
--------------------------------------------------------------------------------

                                         TURNER FUNDS 1999 SEMIANNUAL REPORT | 9

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Midcap Growth Fund

In our judgment, our holdings still offer enticing return potential, based on their considerable past and prospective earnings power. For instance, over the past five years, the companies we own have increased their earnings per share at an annualized 21.2%, versus the S&P 500 stocks' 16.8% rate. For the rest of 1999, we think a particularly fertile field for investment will be companies that provide products and services for improving Internet commerce and increasing the bandwidth (the amount of data that can be accommodated in a fixed amount of time) of electronic systems ranging from computers to digital telephone networks.


--------------------------------------------------------------------------------
Fund objective
The Turner Midcap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations between $1 billion and $8 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.


--------------------------------------------------------------------------------
Fund profile
March 31, 1999

o  Ticker symbol TMGFX
o  CUSIP #900297409
o Top 10 holdings (1) Charles Schwab, (2) Omnicom Group, (3) Amazon.com, (4) Providian Financial, (5) Yahoo!, (6) Bausch & Lomb, (7) Capital One Financial, (8) U.S. Foodservice, (9) VISX, (10) Network Solutions
o  % in 10 largest holdings 13.3%
o  Number of holdings 109
o  Price/earnings ratio 35.5
o  Weighted average market capitalization $7.5 billion
o  % of holdings with positive earnings surprises 65.1%
o  % of holdings with negative earnings surprises 10.9%
o  Assets $60.3 million

--------------------------------------------------------------------------------
Sector weightings:

neutral to Russell Midcap Growth Index

[GRAPH]

27.4% Consumer discretionary/services
20.6% Technology
13.0% Financial services
12.2% Health care
 5.7% Producer durables
 5.0% Materials/processing
 4.9% Consumer staples
 2.4% Energy
 2.3% Utilities/communication
 1.9% Autos/transportation

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St.
Joseph's University.

[PHOTO]

William C. McVail serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

10 | TURNER FUNDS 1999 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
Turner Small Cap Growth Fund


Total return
Six-month period ending March 31, 1999
--------------------------------------------------------------------------------

Turner Small Cap Growth Fund                       32.20%
Lipper Small Cap Funds Average                     12.53
Russell 2000 Growth Index                          21.56
--------------------------------------------------------------------------------

The Turner Small Cap Growth Fund reinforced its #1 Lipper five-year ranking among 230 small-cap funds by returning 32.20% in the past six months. In the process, Small Cap Growth outperformed the Russell 2000 Growth Index by 10.64 percentage points.

Small Cap Growth's edge was due mainly to solid stock selection (six of 10 sector investments outperformed) and perceptive technical analysis (which enabled us to generally avoid the severe losses that pitted the small-cap landscape). As was the case with most of our stock mutual funds, Small Cap Growth's biggest contributions to performance came from its two biggest sector positions, technology and consumer discretionary/services, which have a combined weighting of about 46% and generated returns of more than 60% in aggregate. Our more modest utilities/communication holdings also registered a 60%-plus return. Consumer-staples and energy investments were a significant drag on results.

Among our best-performing stocks, certain common themes were apparent: the pervasive influence of the Internet on the nation's business life; technology-inspired increases in productivity; the accelerating convergence of telecommunications, computer, and television technologies; and growth in consumer spending. Profitable investments reflecting those themes included Concentric Network, Geotel Communications, Macromedia, Metromedia Fiber Network, MIPS Technologies, Network Solutions, New Era of Networks, QLogic, and RF Micro Devices in technology; American Eagle Outfitters, CNET, DoubleClick, Exodus Communications, TMP Worldwide, and Williams-Sonoma in consumer discretionary/services; Dycom Industries in materials/processing; Novellus Systems in producer durables; Knight/Trimark Group in financial services; and Adelphia Communications, Nextlink Communications, and RCN in utilities/communication.



                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:



Growth of a $10,000 investment in the
Turner Small Cap Growth Fund:
March 1, 1994-March 31, 1999*



                                     RUSSELL 2000            TURNER SMALL CAP
                                     GROWTH INDEX              GROWTH FUND
                                     ------------            ----------------




  Beginning                              1.00                     1.00
1994
  March                                  0.94                     0.95
  April                                  0.94                     0.96
  May                                    0.92                     0.94
  June                                   0.88                     0.91
  July                                   0.89                     0.94
  August                                 0.96                     1.00
  September                              0.96                     1.03
  October                                0.97                     1.07
  November                               0.93                     1.03
  December                               0.95                     1.08
1995
  January                                0.94                     1.05
  February                               0.98                     1.10
  March                                  1.01                     1.16
  April                                  1.02                     1.19
  May                                    1.04                     1.22
  June                                   1.11                     1.34
  July                                   1.19                     1.51
  August                                 1.21                     1.52
  September                              1.23                     1.58
  October                                1.17                     1.58
  November                               1.22                     1.74
  December                               1.25                     1.81
1996
  January                                1.24                     1.80
  February                               1.30                     1.88
  March                                  1.32                     2.00
  April                                  1.42                     2.28
  May                                    1.50                     2.45
  June                                   1.40                     2.35
  July                                   1.23                     2.09
  August                                 1.32                     2.26
  September                              1.39                     2.41
  October                                1.33                     2.31
  November                               1.37                     2.35
  December                               1.39                     2.33
1997
  January                                1.43                     2.36
  Februry                                1.34                     2.17
  March                                  1.25                     1.94
  April                                  1.23                     1.96
  May                                    1.42                     2.26
  June                                   1.46                     2.41
  July                                   1.54                     2.60
  August                                 1.59                     2.62
  September                              1.71                     2.81
  October                                1.61                     2.65
  November                               1.57                     2.59
  December                               1.57                     2.68
1998
  January                                1.55                     2.66
  February                               1.69                     2.89
  March                                  1.76                     3.08
  April                                  1.77                     3.11
  May                                    1.64                     2.89
  June                                   1.66                     3.09
  July                                   1.52                     2.81
  August                                 1.17                     2.13
  September                              1.29                     2.34
  October                                1.35                     2.36
  November                               1.46                     2.59
  December                               1.59                     2.90
1999
  January                                1.66                     3.07
  February                               1.51                     2.75
  March                                  1.56                     3.09


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Small Cap Growth Fund is February 7, 1994. Returns are calculated from the first full month following the fund's inception date.


--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999
--------------------------------------------------------------------
Past one         Past three        Past five         Since
year             years             years             inception

0.32%            15.57%            26.67%            24.99%
--------------------------------------------------------------------------------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 11

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Small Cap Growth Fund

Although small-cap stocks' performance has picked up in recent months, their much-anticipated outperformance over other asset classes has yet to materialize. When that period of outperformance will begin is at best a subject for informed conjecture, but we do think that when it does begin, it will be fostered by a sustained cycle of superior earnings growth by small-cap companies. Interestingly, the potential catalyst is in place: the earnings prospects of small stocks markedly exceed those of larger stocks, according to the consensus of Wall Street analysts. What's more, small caps' growth potential can be purchased at a discount: the Russell 2000 Index's average price/earnings ratio, based on trailing 12-month earnings, is 38% lower than that of the large-cap S&P 500 Index.


--------------------------------------------------------------------------------
Fund objective

The Turner Small Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations at the time of purchase not exceeding $2 billion that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.


--------------------------------------------------------------------------------
Fund profile
March 31, 1999

o Ticker symbol TSCEX

o CUSIP #900297300

o Top 10 holdings (1) MIPS Technologies, (2) Exodus Communications, (3) Visual Networks, (4) TMP Worldwide, (5) Multex.com, (6) Smurfit-Stone Container, (7) DoubleClick, (8) Patterson Dental, (9) The BISYS Group, (10) Profit Recovery Group

o % in 10 largest holdings 13.3%

o Number of holdings 132

o Price/earnings ratio 21.8

o Weighted average market capitalization $1.5 billion

o % of holdings with positive earnings surprises 64.9%

o % of holdings with negative earnings surprises 10.1%

o Assets $196.0 million


                         [MARKET CAPITALIZATION GRAPH]

--------------------------------------------------------------------------------
Sector weightings:

neutral to Russell 2000 Growth Index

[GRAPH]

23.3% Technology
22.6% Consumer discretionary/services
15.2% Financial services
12.6% Health care
 7.4% Producer durables
 6.0% Utilities/communication
 5.6% Materials/processing
 2.3% Energy
 2.2% Autos/transportation
 1.1% Consumer staples

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO]

William C. McVail serves as the lead product manager of the Small Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO]

Frank L. Sustersic serves as a comanager of the Small Cap Growth Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO]

Christopher K. McHugh serves as a comanager of the Small Cap Growth Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

12 | TURNER FUNDS 1999 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund

Total return
Six-month period ending March 31, 1999
--------------------------------------------------------------------------------

Turner Micro Cap Growth Fund                       45.95%
Lipper Micro Cap Funds Average                     21.08
Russell 2000 Growth Index                          21.56
--------------------------------------------------------------------------------

In December, Morningstar named the Turner Micro Cap Growth Fund one of the 10 best-performing new mutual funds of 1998, from a universe of 189 funds started during the year. Over the past six months Micro Cap Growth continued to build on its strong initial achievements, delivering a 45.95% return that represented an outperformance of 24.39 percentage points over the Russell 2000 Growth Index. Since its March 1, 1998, inception, Micro Cap Growth has gained an annualized 40.01%--46.76 percentage points above the index's negative return.

For the most recent six months, Micro Cap Growth's superior results can be attributed mainly to these factors:

One, elevated returns in its three biggest sector positions: consumer discretionary/services, technology, and health care, which altogether accounted for 67% of holdings. In a sector that recorded a barely positive return in the index, our materials/processing investments were up 40%, adding significant value to our performance as well.

Two, our growth-investing style remained in favor. By and large the market was driven by fundamentals: the stocks that did best had the best earnings and the best earnings prospects--in short, growth stocks. The preference for growth stocks was such during the period that the Russell 2000 Growth Index outperformed its value counterpart by 3.28 percentage points.




                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:



Growth of a $10,000 investment in the
Turner Micro Cap Growth Fund:
March 1, 1998-March 31, 1999*


                                     RUSSELL 2000            TURNER MICRO CAP
                                     GROWTH INDEX              GROWTH FUND
                                     ------------            ----------------


  Beginning                              1.00                       1.00
1998
  March                                  1.04                       1.08
  April                                  1.05                       1.14
  May                                    0.97                       1.11
  June                                   0.98                       1.14
  July                                   0.90                       1.12
  August                                 0.69                       0.89
  September                              0.76                       0.99
  October                                0.80                       1.00
  November                               0.86                       1.17
  December                               0.94                       1.39
1999
  January                                0.99                       1.47
  February                               0.90                       1.43
  March                                  0.93                       1.44

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Micro Cap Growth Fund is March 1, 1998.


--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999
--------------------------------------------
Past one year             Since inception

33.52%                    40.01%
--------------------------------------------------------------------------------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Micro Cap Growth Fund


And three, excellent outcomes in our largest positions in individual stocks--the stocks in which we had the greatest confidence in their performance. We seek to emphasize the stocks of companies doing business in very specific, profitable niches they can dominate, and our most lucrative individual holdings are in fact succeeding by dominating their niches. To cite several examples in the consumer-discretionary/services and health-care sectors: Shop at Home, which sells consumer products through interactive TV programs transmitted via satellite; K-Swiss, which has produced a strong brand image and demand for its athletic shoes and a series of positive earnings surprises in an industry encountering sagging profits; and Laser Vision Centers, which performs outpatient laser surgery to correct vision problems.

We remain enthused about the return potential of our holdings. Perhaps most significantly, the companies we own have growth rates exceeding the forward price/earnings ratios of their shares--a price/earnings multiple-to-growth-rate ratio of 0.66, evidence of compelling return potential, in our judgment.

--------------------------------------------------------------------------------
Fund objective

The Turner Micro Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential and market capitalizations not exceeding $500 million at the time of purchase. The fund's economic-sector weightings stay within a range that's not more than 50% above or below the sector weightings of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
Fund profile
March 31, 1999

o CUSIP #872524301

o Top 10 holdings (1) Creditrust, (2) Summit Technologies, (3) Advance Paradigm, (4) Photon Dynamics, (5) Forward Air, (6) SoftNet Systems, (7) Rock Financial, (8) D&K Healthcare Resources, (9) Laser Vision Centers, (10) Gaylord Container

o % in 10 largest holdings 16.6%

o Number of holdings 115

o Price/earnings ratio 24.0

o Weighted average market capitalization $260 million

o % of holdings with positive earnings surprises 38.9%

o % of holdings with negative earnings surprises 6.0%

o Assets $6.1 million

[GRAPH]

--------------------------------------------------------------------------------
Sector weightings:

resemble Russell 2000 Growth Index

28.2% Consumer discretionary/services
21.8% Technology
16.9% Health care
 8.0% Financial services
 6.3% Materials/processing
 4.5% Utilities/communication
 4.4% Producer durables
 4.3% Autos/transportation
 2.2% Consumer staples
 2.0% Energy
--------------------------------------------------------------------------------
Portfolio managers

[PHOTO]

Frank L. Sustersic has served as the lead product manager of the Micro Cap Growth Fund since its inception in 1998. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO]

William C. McVail serves as the comanager of the Micro Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO]

Christopher J. Perry serves as the comanager of the Micro Cap Growth Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.


14 | TURNER FUNDS 1999 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
Turner Short Duration Government Funds-
Three Year Portfolio


Total return
Six-month period ending March 31, 1999
--------------------------------------------------------------------------------

Turner Short Duration Government
Funds-Three Year Portfolio                          1.33%
Lipper Short/Intermediate
U.S. Government Funds Average                       0.34
Lehman Brothers 1-3 Year
U.S. Government Bond Index                          1.38
--------------------------------------------------------------------------------

Despite rising interest rates and declining bond prices at all maturities, the Turner Short Duration Government Funds-Three Year Portfolio produced a positive return of 1.33% in the past six months. However, the Three Year Portfolio slightly underperformed its benchmark, the Lehman Brothers 1-3 Year U.S. Government Bond Index, by 0.05 percentage points.

The Three Year Portfolio's modest shortfall can be attributed to two factors:

One, it had a substantial weighting in Treasury securities, the worst-performing sector in the investment-grade market. After embracing the safety of Treasuries last fall in the wake of Russia's massive debt default and Asia's economic crises, investors reversed course; they concluded that the worst was probably over for foreign economies, so riskier bonds that offered markedly higher yields were now more attractive and the safety (and modest yields) of Treasuries were now less attractive. As a result, demand for Treasuries slackened, and their prices fell sharply.

And two, its average duration (its interest-rate sensitivity) was slightly longer than that of the index. With rates rising, we would have more effectively protected the prices of our holdings had we set our duration shorter. As a rule we are conservative in our duration policies; we limit interest-rate risk by setting our fixed-income funds' average durations moderately close to those of the indexes--a maximum range of 20% above or below the index. Although our duration was well within the high end of the range, in this case we would have been better served with an even more conservative positioning.


Growth of a $10,000 investment in the
Turner Short Duration Government Funds-Three Year Portfolio:
March 1, 1994-March 31, 1999*


                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


           Tuesday, March 01, 1994 through Wednesday, March 31, 1999
                             Growth of a Unit Value

                     Lehman
                    1-3 Year                       Turner
                    Government                   Three Year
                    Bond Index                    Portfolio
                    ----------                   ----------
Beginning             1.00                         1.00
1994
  March               0.99                         1.01
  April               1.00                         1.01
  May                 1.00                         1.01
  June                1.00                         1.01
  July                1.01                         1.02
  August              1.01                         1.03
  September           1.01                         1.03
  October             1.01                         1.03
  November            1.01                         1.03
  December            1.01                         1.04
1995
  January             1.02                         1.05
  February            1.03                         1.06
  March               1.04                         1.07
  April               1.04                         1.08
  May                 1.06                         1.10
  June                1.06                         1.10
  July                1.07                         1.11
  August              1.08                         1.12
  September           1.08                         1.12
  October             1.09                         1.13
  November            1.09                         1.14
  December            1.10                         1.15
1996
  January             1.11                         1.16
  February            1.11                         1.17
  March               1.11                         1.17
  April               1.11                         1.17
  May                 1.11                         1.17
  June                1.11                         1.18
  July                1.12                         1.19
  August              1.12                         1.19
  September           1.13                         1.22
  October             1.14                         1.22
  November            1.15                         1.23
  December            1.15                         1.23
1997
  January             1.15                         1.23
  February            1.16                         1.24
  March               1.15                         1.24
  April               1.16                         1.25
  May                 1.17                         1.25
  June                1.17                         1.26
  July                1.19                         1.28
  August              1.19                         1.28
  September           1.19                         1.29
  October             1.20                         1.30
  November            1.20                         1.30
  December            1.21                         1.31
1998
  January             1.22                         1.32
  February            1.22                         1.32
  March               1.22                         1.33
  April               1.22                         1.34
  May                 1.23                         1.34
  June                1.24                         1.35
  July                1.24                         1.36
  August              1.25                         1.37
  September           1.26                         1.39
  October             1.27                         1.40
  November            1.27                         1.40
  December            1.27                         1.40
1999
  January             1.29                         1.41
  February            1.29                         1.42
  March               1.29                         1.43

(C) Frank Russell Company

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-Three Year Portfolio is March 1, 1994.


--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999
---------------------------------------------------------------------
Past one         Past three           Past five        Since
year             years                years            inception

6.16%            6.45%                6.56%            6.31%
--------------------------------------------------------------------------------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Short Duration Government Funds-
Three Year Portfolio


On the plus side, our substantial position in mortgage-backed securities did well (mortgages were the best- performing investment-grade sector). Our commercial mortgage-backed holdings received a boost when that class of securities was added to the Lehman Brothers Aggregate Bond Index in the first quarter.

In light of the potential risks posed by the conflict between Serbia and Kosovo and the narrowing of yield spreads, we are adding to our position in Treasuries; they tend to outperform when spreads are narrow (as is the case now) or in times of international turmoil.

--------------------------------------------------------------------------------
Fund objective

The Turner Short Duration Government Funds-Three Year Portfolio seeks to produce maximum total return consistent with the preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a three-year Treasury note.


--------------------------------------------------------------------------------
Fund profile
March 31, 1999

o  Ticker symbol TSDGX

o  CUSIP #872524202

o Top 10 holdings (1) U.S. Treasury Notes, 5.50%, 05/31/00, (2) U.S. Treasury Notes, 6.25%, 06/30/02, (3) U.S. Treasury Notes, 5.00%, 02/28/01, (4) FNCI,
   6.00%, 01/01/19, (5) CWHL, 7.50%, 1997-2 A11, 04/25/27, (6) Federal Home Loan
   Mortgage Corporation, 9.50%, 161 F, 06/15/06, (7) Federal Home Loan Mortgage Corporation - Gold, 6.00%, 04/19/99, (8) U.S. Treasury Notes, 5.75%, 10/31/00, (9) Contimortgage Home Equity Loan Trust Series 1996-2, A5, 04/15/11, (10) Structured Asset Securities Corporation, Variable Coupon, 10/30/07

o  Number of holdings 27

o  Average effective duration 1.8 years

o  Average maturity 2.5 years

o  Average yield to maturity 5.29%

o  Average credit quality Agency

o  Convexity (0.18)

o  Assets $18.8 million

--------------------------------------------------------------------------------

Sector weightings:

[GRAPH]

47.5% Treasury securities
44.1% Mortgage-backed securities
 4.8% Asset-backed securities
 2.9% Agency securities
 0.7% Other
--------------------------------------------------------------------------------
Portfolio managers

[PHOTO]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-Three Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.


16 | TURNER FUNDS 1999 SEMIANNUAL REPORT

Turner Short Duration Government Funds-
One Year Portfolio


Total return
Six-month period ending March 31, 1999
--------------------------------------------------------------------------------

Turner Short Duration Government
Funds-One Year Portfolio
(Institutional Class)                               2.74%
Lipper Ultra-Short Obligation Funds Average         2.21
Merrill Lynch Three-Month
U.S. Treasury Bill Index                            2.19
--------------------------------------------------------------------------------

In general, when interest rates rise, shorter maturities are best at protecting fixed-income principal. For the Turner Short Duration Government Funds-One Year Portfolio, that proved to be the case in the past six months, a time in which any security with a maturity of five years or longer lost money. (Indeed, the peril of investing in long bonds was readily apparent during this time, as the 30-year Treasury was down 8.33%.) In contrast, the One Year Portfolio's Institutional Class did an excellent job of protecting principal, earning a 2.74% return and outperforming the Merrill Lynch Three-Month U.S. Treasury Bill Index by an impressive differential, 0.55 percentage points.

Traditionally, a prime benefit of the One Year Portfolio has been that it offers a significantly higher yield than a money-market investment does and only incrementally higher risk; a one-year security, for instance, has rarely recorded a negative annual return. The average duration of the One Year Portfolio now is very short (and very protective): 0.4 years. Yet its yield to maturity of 5.07% represents a not-inconsiderable premium of 57 basis points over a six-month Treasury bill.

That yield premium and conservative maturity structure were the primary reasons for the One Year Portfolio's outperformance. In general, our security selection was commendable, and we took profits in certain collateralized mortgage obligations, part of a sector, mortgage-backed securities, that outperformed all others in the investment-grade market. A sizable number of our mortgage holdings are discount mortgages (securities selling below their redemption value), which we think offer attractive total-return potential.


Growth of a $10,000 investment in the
Turner Short Duration Government Funds-One Year Portfolio (Institutional Class):
March 1, 1994-March 31, 1999*


                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


           Tuesday, March 01, 1994 through Wednesday, March 31, 1999
                             Growth of a Unit Value


                   Merrill Lynch                  Turner
                    Three-Month                  One Year
                   Treasury Index                Portfolio
                   --------------                ----------
Beginning             1.00                         1.00
1994
  March               1.00                         1.00
  April               1.01                         1.01
  May                 1.01                         1.01
  June                1.01                         1.01
  July                1.02                         1.02
  August              1.02                         1.02
  September           1.03                         1.02
  October             1.03                         1.03
  November            1.03                         1.03
  December            1.04                         1.04
1995
  January             1.04                         1.05
  February            1.05                         1.05
  March               1.05                         1.06
  April               1.06                         1.06
  May                 1.06                         1.07
  June                1.07                         1.08
  July                1.07                         1.08
  August              1.08                         1.09
  September           1.08                         1.09
  October             1.09                         1.10
  November            1.09                         1.11
  December            1.10                         1.12
1996
  January             1.10                         1.12
  February            1.11                         1.13
  March               1.11                         1.13
  April               1.12                         1.14
  May                 1.12                         1.14
  June                1.13                         1.15
  July                1.13                         1.16
  August              1.14                         1.16
  September           1.14                         1.17
  October             1.15                         1.18
  November            1.15                         1.18
  December            1.16                         1.19
1997
  January             1.16                         1.19
  February            1.17                         1.20
  March               1.17                         1.20
  April               1.18                         1.21
  May                 1.18                         1.22
  June                1.19                         1.22
  July                1.19                         1.23
  August              1.20                         1.24
  September           1.20                         1.24
  October             1.21                         1.25
  November            1.21                         1.26
  December            1.22                         1.26
1998
  January             1.22                         1.27
  February            1.23                         1.28
  March               1.23                         1.28
  April               1.24                         1.29
  May                 1.25                         1.29
  June                1.25                         1.30
  July                1.26                         1.30
  August              1.26                         1.31
  September           1.27                         1.32
  October             1.27                         1.32
  November            1.28                         1.33
  December            1.28                         1.34
1999
  January             1.29                         1.34
  February            1.29                         1.35
  March               1.30                         1.36

(C) Frank Russell Company

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-One Year Portfolio (Institutional Class) is March 1, 1994.

--------------------------------------------------------------------------------
Annualized total returns
Periods ending March 31, 1999

Past one         Past three           Past five        Since
year             years                years            inception

5.92%            6.18%                6.26%            6.18%
--------------------------------------------------------------------------------


                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 17

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Short Duration Government Funds-
One Year Portfolio


Also, we think six-month maturities offer an attractive premium to an inflation rate that's the lowest in decades. So we are seeking to augment our positions at the shortest end of the yield curve, in the money markets; about 80% of our current investments have a maturity of one year or less. Also, although we currently have almost equal weightings in Treasuries and mortgages, we plan to add more Treasuries in coming months; in our analysis, Treasuries offer a favorable risk/reward tradeoff now: zero credit risk and relatively competitive yields, a combination that we think should do well in the months ahead, especially if military actions in Yugoslavia intensify.


--------------------------------------------------------------------------------
Fund objective

The Turner Short Duration Government Funds-One Year Portfolio seeks to produce maximum total return consistent with preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a one-year Treasury bill.


--------------------------------------------------------------------------------
Fund profile
March 31, 1999

o  CUSIP #872524103 (Institutional Class)
o  Top 10 holdings (1) U.S. Treasury Note, 5.625%, 11/30/99, (2) FHLMC, 9.50%,
   161F, 06/15/06, (3) FHLMC, 4.80%, 04/14/99, (4) FHLMC, 4.816%, 04/01/99, (5)
   GNMA, 6.125%, #8297, (6) U.S. Treasury Note, 5.75%, 10/31/00, (7) GNMA,
   6.875%, #8489, (8) FHLMC, 4.80%, 04/01/99, (9) NationsBank Credit Card Master
   Trust, 1996 Class A, (10) FHLMC, 4.84%, 04/06/99
o  Number of holdings 20
o  Average effective duration 0.4 years
o  Average maturity 0.5 years
o  Average yield to maturity 5.07%
o  Average credit quality Agency
o  Convexity 0
o  Assets $1.2 million

                             [CREDIT QUALITY GRAPH]



--------------------------------------------------------------------------------
Sector weightings:

28.6% Mortgage-backed securities
26.9% Treasury securities
12.6% Asset-backed securities
31.9% Other

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-One Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.


18 | TURNER FUNDS 1999 SEMIANNUAL REPORT

FINANCIAL STATEMENTS                                                 (Unaudited)
--------------------------------------------------------------------------------
Statement of net assets
Turner Large Cap Growth Equity Fund
March 31, 1999

                                                                        Value
                                                     Shares             (000)
--------------------------------------------------------------------------------
Common stocks--97.5%
--------------------------------------------------------------------------------
Aircraft--1.0%
--------------------------------------------------------------------------------
Allied Signal                                          1,850          $      91
                                                                      ---------
Total Aircraft                                                               91
                                                                      ---------

--------------------------------------------------------------------------------
Beauty products--4.9%
--------------------------------------------------------------------------------
Gillette                                               2,050                122
Procter & Gamble                                       3,145                308
                                                                      ---------
Total Beauty products                                                       430
                                                                      ---------

--------------------------------------------------------------------------------
Broadcasting, newspapers, and advertising--3.3%
--------------------------------------------------------------------------------
AT&T Corp-Liberty Media, Cl A*                         2,400                126
Fox Entertainment Group, Cl A*                         6,165                167
                                                                      ---------
Total Broadcasting, newspapers,
   and advertising                                                          293
                                                                      ---------

--------------------------------------------------------------------------------
Communications equipment--3.3%
--------------------------------------------------------------------------------
Northern Telecom Ltd                                   1,700                106
Tellabs*                                               1,900                186
                                                                      ---------
Total Communications equipment                                              292
                                                                      ---------

--------------------------------------------------------------------------------
Computers and services--18.5%
--------------------------------------------------------------------------------
America Online*                                        2,090                305
Cisco Systems*                                         4,022                441
EMC*                                                   1,500                192
Microsoft*                                             6,270                562
Sun Microsystems*                                      1,045                131
                                                                      ---------
Total Computers and services                                              1,631
                                                                      ---------

--------------------------------------------------------------------------------
Drugs--16.2%
--------------------------------------------------------------------------------
Abbott Laboratories                                    3,665                172
Eli Lilly                                              2,455                208
Merck                                                  4,595                368
Pfizer                                                 3,350                465
Schering Plough                                        4,020                222
                                                                      ---------
Total Drugs                                                               1,435
                                                                      ---------

--------------------------------------------------------------------------------
Electronics--2.8%
--------------------------------------------------------------------------------
Motorola                                               3,400                249
                                                                      ---------
Total Electronics                                                           249
                                                                      ---------



                                                                      Value
                                                    Shares            (000)
--------------------------------------------------------------------------------
Entertainment--2.8%
--------------------------------------------------------------------------------
Time Warner                                            1,210          $      86
Walt Disney                                            5,100                159
                                                                      ---------
Total Entertainment                                                         245
                                                                      ---------

--------------------------------------------------------------------------------
Financial services--6.6%
--------------------------------------------------------------------------------
American Express                                         700                 82
Citigroup                                              2,080                133
Household International                                3,470                158
Morgan Stanley, Dean Witter,
    Discover & Company                                 2,100                210
                                                                      ---------
Total Financial services                                                    583
                                                                      ---------

--------------------------------------------------------------------------------
Food, beverage, and tobacco--6.0%
--------------------------------------------------------------------------------
Coca-Cola Company                                        675                 41
Coca-Cola Enterprises                                  2,440                 74
PepsiCo                                                3,780                148
Seagram                                                5,350                268
                                                                      ---------
Total Food, beverage, and tobacco                                           531
                                                                      ---------

--------------------------------------------------------------------------------
Household products--6.0%
--------------------------------------------------------------------------------
General Electric                                       4,800                531
                                                                      ---------
Total Household products                                                    531
                                                                      ---------

--------------------------------------------------------------------------------
Machinery--2.3%
--------------------------------------------------------------------------------
Applied Materials*                                     3,290                203
                                                                      ---------
Total Machinery                                                             203
                                                                      ---------

--------------------------------------------------------------------------------
Medical products and services--2.8%
--------------------------------------------------------------------------------
Amgen*                                                 2,130                159
Medtronic                                              1,180                 85
                                                                      ---------
Total Medical products and services                                         244
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous consumer products--3.0%
--------------------------------------------------------------------------------
Johnson & Johnson                                      2,855                268
                                                                      ---------
Total Miscellaneous consumer products                                       268
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous manufacturing--1.1%
--------------------------------------------------------------------------------
Tyco International Limited                             1,410                101
                                                                      ---------
Total Miscellaneous manufacturing                                           101
                                                                      ---------

--------------------------------------------------------------------------------
Retail--7.3%
--------------------------------------------------------------------------------
Home Depot                                             2,893                180
Safeway*                                               2,018                104
Wal-Mart Stores                                        2,575                237
Walgreen                                               4,540                128
                                                                      ---------
Total Retail                                                                649
                                                                      ---------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 19

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of net assets
Turner Large Cap Growth Equity Fund


                                                 Shares/face           Value
                                                amount (000)           (000)
--------------------------------------------------------------------------------
Semiconductors/instruments--5.4%
--------------------------------------------------------------------------------
Intel                                                  2,930          $     348
Texas Instruments                                      1,280                127
                                                                      ---------
Total Semiconductors/instruments                                            475
                                                                      ---------

--------------------------------------------------------------------------------
Telephones and telecommunication--4.2%
--------------------------------------------------------------------------------
AT&T                                                   1,365                109
MCI WorldCom*                                          2,950                261
                                                                      ---------
Total Telephones and
    telecommunication                                                       370
                                                                      ---------

--------------------------------------------------------------------------------
Total Common stocks (cost $7,549)                                         8,621
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase agreement--1.1%
--------------------------------------------------------------------------------
Morgan Stanley, 4.50%, dated 03/31/99,
  matures 4/01/99, repurchase price
  $95,461 (collateralized by U.S. Treasury
  Note, par value $230,657, 7.75%,
  02/15/01, market value $249,450)                       $95                 95

--------------------------------------------------------------------------------
Total Repurchase agreement
    (cost $95)                                                               95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total investments--98.6%
    (cost $7,644)                                                         8,716
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other assets and liabilities, net: 1.4%                                     121
--------------------------------------------------------------------------------

Net assets:
Portfolio shares (unlimited authorization
    --no par value) based on 464,695
    outstanding shares of beneficial interest                             6,652
Accumulated net investment loss                                             (12)
Accumulated net realized
    gain on investments                                                   1,125
Net unrealized appreciation
    on investments                                                        1,072

--------------------------------------------------------------------------------
Total net assets--100.0%                                                 $8,837
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share                                           $19.02
--------------------------------------------------------------------------------

*Non-income producing security
Cl - Class
The accompanying notes are an integral part of the financial statements.




Statement of net assets
Turner Growth Equity Fund
March 31, 1999
                                                                         Value
                                                     Shares              (000)
--------------------------------------------------------------------------------
Common stocks--99.4%
--------------------------------------------------------------------------------
Aircraft--1.1%
--------------------------------------------------------------------------------
Allied Signal                                         29,770          $   1,464
                                                                      ---------
Total Aircraft                                                            1,464
                                                                      ---------

--------------------------------------------------------------------------------
Automotive--0.5%
--------------------------------------------------------------------------------
Ford Motor                                            11,270                640
                                                                      ---------
Total Automotive                                                            640
                                                                      ---------

--------------------------------------------------------------------------------
Banks--1.4%
--------------------------------------------------------------------------------
BankAmerica                                            9,420                665
Chase Manhattan                                        7,620                620
Firstar                                                7,660                686
                                                                      ---------
Total Banks                                                               1,971
                                                                      ---------

--------------------------------------------------------------------------------
Beauty products--3.9%
--------------------------------------------------------------------------------
Gillette                                              29,090              1,729
Procter & Gamble                                      37,280              3,651
                                                                      ---------
Total Beauty products                                                     5,380
                                                                      ---------

--------------------------------------------------------------------------------
Broadcasting, newspapers, and advertising--3.3%
--------------------------------------------------------------------------------
AT&T Corp-Liberty Media, Cl A*                        19,090              1,005
Cox Communications, Cl A*                              9,990                755
Fox Entertainment Group, Cl A*                        23,500                637
Omnicom Group                                         10,670                853
Outdoor Systems*                                      20,480                614
Young & Rubicam*                                      17,060                695
                                                                      ---------
Total Broadcasting, newspapers,
    and advertising                                                       4,559
                                                                      ---------

--------------------------------------------------------------------------------
Communications equipment--2.5%
--------------------------------------------------------------------------------
Northern Telecom Ltd                                  17,380              1,080
Tellabs*                                              24,520              2,397
                                                                      ---------
Total Communications equipment                                            3,477
                                                                      ---------

--------------------------------------------------------------------------------
Computers and services--15.7%
--------------------------------------------------------------------------------
America Online*                                       25,560              3,732
Cisco Systems*                                        45,920              5,031
EMC*                                                  21,980              2,808
Microsoft*                                            80,020              7,172
Sun Microsystems*                                     12,730              1,592
Teradyne*                                             13,040                711
Yahoo*                                                 3,970                668
                                                                      ---------
Total Computers and services                                             21,714
                                                                      ---------


20 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------



                                                                          Value
                                                     Shares               (000)
--------------------------------------------------------------------------------
Drugs--14.3%
--------------------------------------------------------------------------------
Abbott Laboratories                                   47,780            $ 2,237
American Home Products                                36,590              2,387
Cardinal Health                                       17,700              1,168
Eli Lilly                                             21,160              1,796
Merck                                                 62,390              5,003
Pfizer                                                33,760              4,684
Schering Plough                                       44,810              2,479
                                                                      ---------
Total Drugs                                                              19,754
                                                                      ---------

--------------------------------------------------------------------------------
Electronics--3.6%
--------------------------------------------------------------------------------
General Motors, Cl H*                                 13,890                701
LSI Logic*                                            23,340                728
Motorola                                              32,020              2,345
Xilinx*                                               27,600              1,120
                                                                      ---------
Total Electronics                                                         4,894
                                                                      ---------

--------------------------------------------------------------------------------
Entertainment--2.7%
--------------------------------------------------------------------------------
Time Warner                                           26,320              1,870
Walt Disney                                           59,220              1,843
                                                                      ---------
Total Entertainment                                                       3,713
                                                                      ---------

--------------------------------------------------------------------------------
Financial services--5.5%
--------------------------------------------------------------------------------
American Express                                      11,210              1,317
Associates First Capital                              13,150                592
Charles Schwab                                        11,380              1,094
Citigroup                                             11,650                744
Fannie Mae                                            15,350              1,063
Freddie Mac                                           18,270              1,044
Household International                               16,000                730
Providian Financial                                    9,360              1,030
                                                                      ---------
Total Financial services                                                  7,614
                                                                      ---------

--------------------------------------------------------------------------------
Food, beverage, and tobacco--4.6%
--------------------------------------------------------------------------------
Anheuser Busch                                        13,440              1,024
Coca-Cola Company                                     27,780              1,705
Pepsi Bottling Group*                                 29,400                638
PepsiCo                                               49,270              1,931
Seagram                                               20,590              1,029
                                                                      ---------
Total Food, beverage, and tobacco                                         6,327
                                                                      ---------

--------------------------------------------------------------------------------
Gas/natural gas--0.8%
--------------------------------------------------------------------------------
Enron                                                 16,660              1,070
                                                                      ---------
Total Gas/natural gas                                                     1,070
                                                                      ---------



                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Glass products--0.5%
--------------------------------------------------------------------------------
Corning                                               11,650          $     699
                                                                      ---------
Total Glass products                                                        699
                                                                      ---------

--------------------------------------------------------------------------------
Household products--5.0%
--------------------------------------------------------------------------------
General Electric                                      62,690              6,935
                                                                      ---------
Total Household products                                                  6,935
                                                                      ---------

--------------------------------------------------------------------------------
Insurance--0.8%
--------------------------------------------------------------------------------
American International Group                           8,450              1,019
                                                                      ---------
Total Insurance                                                           1,019
                                                                      ---------

--------------------------------------------------------------------------------
Machinery--1.2%
--------------------------------------------------------------------------------
Applied Materials*                                    27,170              1,676
                                                                      ---------
Total Machinery                                                           1,676
                                                                      ---------

--------------------------------------------------------------------------------
Medical products and services--3.2%
--------------------------------------------------------------------------------
Amgen*                                                31,870              2,386
Bausch & Lomb                                         10,530                684
Guidant*                                              22,670              1,372
                                                                      ---------
Total Medical products and services                                       4,442
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous business services--3.3%
--------------------------------------------------------------------------------
At Home, Cl A*                                         5,100                803
Automatic Data Processing                             17,040                705
BMC Software*                                         18,830                698
Ebay*                                                  4,160                571
Network Solutions, Cl A*                               5,920                626
Novell*                                               44,220              1,114
                                                                      ---------
Total Miscellaneous business services                                     4,517
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous consumer products--3.5%
--------------------------------------------------------------------------------
Clorox                                                11,300              1,324
Johnson & Johnson                                     37,330              3,497
                                                                      ---------
Total Miscellaneous consumer products                                     4,821
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous manufacturing--1.5%
--------------------------------------------------------------------------------
Tyco International Limited                            28,780              2,065
                                                                      ---------
Total Miscellaneous manufacturing                                         2,065
                                                                      ---------

--------------------------------------------------------------------------------
Retail--12.0%
--------------------------------------------------------------------------------
Amazon.com*                                            3,740                644
American Stores                                       29,120                961
Best Buy*                                             14,060                731
Costco*                                               11,410              1,045
Dayton Hudson                                         14,790                985


                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 21

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of net assets
Turner Growth Equity Fund
                                                                          Value
                                                      Shares              (000)
--------------------------------------------------------------------------------
Gap                                                   15,670            $ 1,055
Home Depot                                            34,040              2,119
Lowe's                                                16,550              1,001
McDonald's                                            23,170              1,050
Safeway*                                              34,710              1,781
TJX                                                   19,520                664
Tricon Global Restaurants*                            10,150                713
Wal-Mart Stores                                       31,980              2,948
Walgreen                                              31,920                902
                                                                      ---------
Total Retail                                                             16,599
                                                                      ---------

--------------------------------------------------------------------------------
Semiconductors/instruments--4.7%
--------------------------------------------------------------------------------
Intel                                                 40,540              4,819
KLA-Tencor*                                           15,260                741
Texas Instruments                                      9,480                941
                                                                      ---------
Total Semiconductors/instruments                                          6,501
                                                                      ---------

--------------------------------------------------------------------------------
Telephones and telecommunication--3.8%
--------------------------------------------------------------------------------
AT&T                                                  15,056              1,202
MCI WorldCom*                                         24,960              2,211
Metromedia Fiber Network, Cl A*                       13,680                709
Qwest Communications
    International*                                    15,800              1,139
                                                                      ---------
Total Telephones and telecommunication                                    5,261
                                                                      ---------

--------------------------------------------------------------------------------
Total Common stocks (cost $111,654)                                     137,112
--------------------------------------------------------------------------------



                                                 Shares/face              Value
                                                amount (000)              (000)
--------------------------------------------------------------------------------
Repurchase agreement--0.5%
--------------------------------------------------------------------------------
Morgan Stanley, 4.95%, dated 03/31/99,
  matures 4/01/98, repurchase price
  $741,670 (collateralized by U.S.
  Treasury Note, par value $739,335,
  5.625%, matures 10/31/99,
  market value $760,212)                                $742               $742

--------------------------------------------------------------------------------
Total Repurchase agreement
    (cost $742)                                                             742
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total investments--99.9%
    (cost $112,396)                                                     137,854
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other assets and liabilities, net: 0.1%                                     147
--------------------------------------------------------------------------------

Net assets:
Portfolio shares (unlimited authorization
    --no par value) based on 8,841,515
    outstanding shares of beneficial interest                            90,670
Accumulated net investment loss                                            (238)
Accumulated net realized
    gain on investments                                                  22,111
Net unrealized appreciation
    on investments                                                       25,458

--------------------------------------------------------------------------------
Total net assets--100.0%                                               $138,001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share                                           $15.61
--------------------------------------------------------------------------------

*Non-income producing security
Cl - Class
The accompanying notes are an integral part of the financial statements.


22 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------
Statement of net assets
Turner Midcap Growth Fund
March 31, 1999

                                                                          Value
                                                      Shares              (000)
--------------------------------------------------------------------------------
Common stocks--90.7%
--------------------------------------------------------------------------------
Air transportation--1.8%
--------------------------------------------------------------------------------
Delta Air Lines                                       10,070          $     700
US Airways Group*                                      7,530                368
                                                                      ---------
Total Air transportation                                                  1,068
                                                                      ---------

--------------------------------------------------------------------------------
Apparel/textiles--0.8%
--------------------------------------------------------------------------------
Tommy Hilfiger*                                        7,340                506
                                                                      ---------
Total Apparel/textiles                                                      506
                                                                      ---------

--------------------------------------------------------------------------------
Banks--3.3%
--------------------------------------------------------------------------------
Firstar                                                6,090                545
North Fork Bancorporation                             18,650                394
Northern Trust                                         5,860                520
Zions Bancorp                                          8,255                549
                                                                      ---------
Total Banks                                                               2,008
                                                                      ---------

--------------------------------------------------------------------------------
Broadcasting, newspapers, and advertising--5.7%
--------------------------------------------------------------------------------
Cablevision Systems, Cl A*                             5,750                426
Harte-Hanks                                           15,000                412
Omnicom Group                                         10,610                848
Outdoor Systems*                                      23,421                703
TMP Worldwide*                                         7,400                480
Young & Rubicam*                                      13,540                552
                                                                      ---------
Total Broadcasting,
    newspapers, and advertising                                           3,421
                                                                      ---------

--------------------------------------------------------------------------------
Car rental--0.7%
--------------------------------------------------------------------------------
Hertz, Cl A                                            7,700                412
                                                                      ---------
Total Car rental                                                            412
                                                                      ---------

--------------------------------------------------------------------------------
Computers and services--6.4%
--------------------------------------------------------------------------------
Jabil Circuit*                                         9,240                374
Network Appliance*                                    10,200                516
New Era of Networks*                                   5,280                358
SunGard Data Systems*                                  6,050                242
Teradyne*                                             12,340                673
Veritas Software*                                      6,440                520
Visual Networks*                                      10,710                400
Yahoo*                                                 4,570                769
                                                                      ---------
Total Computers and services                                              3,852
                                                                      ---------

                                                                        Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Drugs--2.6%
--------------------------------------------------------------------------------
Biogen*                                                4,750           $    543
Cardinal Health                                        7,470                493
Forest Laboratories*                                   9,310                525
                                                                      ---------
Total Drugs                                                               1,561
                                                                      ---------

--------------------------------------------------------------------------------
Electronics--2.3%
--------------------------------------------------------------------------------
General Motors, Cl H*                                  7,510                379
LSI Logic*                                            14,090                439
Xilinx*                                               13,440                545
                                                                      ---------
Total Electronics                                                         1,363
                                                                      ---------

--------------------------------------------------------------------------------
Financial services--5.1%
--------------------------------------------------------------------------------
Bear Stearns                                           8,500                380
Capital One Financial                                  4,810                726
Charles Schwab                                        12,560              1,207
Providian Financial                                    7,030                773
                                                                      ---------
Total Financial services                                                  3,086
                                                                      ---------

--------------------------------------------------------------------------------
Food, beverage, and tobacco--1.5%
--------------------------------------------------------------------------------
Adolph Coors, Cl B                                    11,680                631
Pepsi Bottling Group*                                 12,390                269
                                                                      ---------
Total Food, beverage, and tobacco                                           900
                                                                      ---------

--------------------------------------------------------------------------------
Glass products--1.1%
--------------------------------------------------------------------------------
Corning                                               11,380                683
                                                                      ---------
Total Glass products                                                        683
                                                                      ---------

--------------------------------------------------------------------------------
Household furniture and fixtures--0.5%
--------------------------------------------------------------------------------
Ethan Allen Interiors                                  6,510                271
                                                                      ---------
Total Household furniture and fixtures                                      271
                                                                      ---------

--------------------------------------------------------------------------------
Insurance--0.9%
--------------------------------------------------------------------------------
Jefferson Pilot                                        7,860                532
                                                                      ---------
Total Insurance                                                             532
                                                                      ---------

--------------------------------------------------------------------------------
Lumber and wood products--0.8%
--------------------------------------------------------------------------------
Georgia-Pacific Group                                  6,790                504
                                                                      ---------
Total Lumber and wood products                                              504
                                                                      ---------

--------------------------------------------------------------------------------
Machinery--0.9%
--------------------------------------------------------------------------------
Baker Hughes                                          22,000                535
                                                                      ---------
Total Machinery                                                             535
                                                                      ---------

--------------------------------------------------------------------------------
Measuring devices--0.9%
--------------------------------------------------------------------------------
Waters*                                                4,870                512
                                                                      ---------
Total Measuring devices                                                     512
                                                                      ---------


                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 23

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of net assets
Turner Midcap Growth Fund

                                                                         Value
                                                     Shares              (000)
--------------------------------------------------------------------------------
Medical products and services--6.7%
--------------------------------------------------------------------------------
Allergan                                               6,350           $    558
Bausch & Lomb                                         11,400                741
Biomet*                                               10,440                438
C.R. Bard                                              7,530                380
Guidant*                                              11,490                695
Patterson Dental*                                     12,200                528
Visx*                                                  6,550                705
                                                                      ---------
Total Medical products and services                                       4,045
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous business services--16.8%
--------------------------------------------------------------------------------
At Home, Cl A*                                         4,200                661
Bisys Group*                                           6,245                351
BMC Software*                                          7,160                265
Ceridian*                                              9,060                331
CMG Information Services *                             1,970                361
CSG Systems International*                            15,230                601
Doubleclick*                                           3,830                697
Ebay*                                                  2,820                387
E*Trade Group*                                         6,650                388
Exodus Communications*                                 4,590                617
Fiserv*                                                9,830                527
Ims Health                                            12,450                412
InfoSpace.com*                                         4,490                398
Intuit*                                                3,860                393
iVillage*                                              4,640                466
Lycos*                                                 7,570                651
Network Solutions, Cl A*                               6,650                703
Novell*                                               16,230                409
Peregrine Systems*                                    14,320                481
Priceline.com*                                         5,740                476
RealNetworks*                                          4,460                545
                                                                      ---------
Total Miscellaneous business services                                    10,120
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous consumer products--2.0%
--------------------------------------------------------------------------------
Clorox                                                 4,420                518
Dial                                                  20,000                687
                                                                      ---------
Total Miscellaneous consumer products                                     1,205
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous manufacturing--0.6%
--------------------------------------------------------------------------------
Ecolab                                                10,580                376
                                                                      ---------
Total Miscellaneous manufacturing                                           376
                                                                      ---------

--------------------------------------------------------------------------------
Paper and paper products--1.0%
--------------------------------------------------------------------------------
Smurfit-Stone Container*                              32,450                627
                                                                      ---------
Total Paper and paper products                                              627
                                                                      ---------


                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Petroleum and fuel products--0.6%
--------------------------------------------------------------------------------
Anadarko Petroleum                                     9,890           $    373
                                                                      ---------
Total Petroleum and fuel products                                           373
                                                                      ---------

--------------------------------------------------------------------------------
Petroleum refining--0.7%
--------------------------------------------------------------------------------
Valero Energy                                         17,697                440
                                                                      ---------
Total Petroleum refining                                                    440
                                                                      ---------

--------------------------------------------------------------------------------
Retail--13.7%
--------------------------------------------------------------------------------
Abercrombie & Fitch, Cl A*                             5,435                500
Amazon.com*                                            4,700                809
American Eagle Outfitters*                             5,830                418
AnnTaylor Stores*                                     12,370                547
Bed Bath & Beyond*                                    16,390                598
Best Buy*                                             13,050                679
Brinker International*                                25,310                653
Circuit City Stores                                    6,860                526
Dollar Tree Stores*                                    7,681                238
Linens N Things*                                      11,470                520
Office Depot*                                         13,990                515
Outback Steakhouse*                                   12,085                396
Papa John's International*                             8,540                377
Staples*                                              18,370                604
Tiffany & Company                                      6,990                522
Tricon Global Restaurants*                             5,520                388
                                                                      ---------
Total Retail                                                              8,290
                                                                      ---------

--------------------------------------------------------------------------------
Rubber and plastic--0.6%
--------------------------------------------------------------------------------
Sealed Air*                                            7,865                387
                                                                      ---------
Total Rubber and plastic                                                    387
                                                                      ---------

--------------------------------------------------------------------------------
Semiconductors/instruments--6.5%
--------------------------------------------------------------------------------
E-Tek Dynamics*                                       16,560                594
KLA-Tencor*                                            8,460                411
Lam Research*                                          8,680                252
Mips Technologies*                                     9,710                592
Novellus Systems*                                      8,190                451
PMC-Sierra*                                            5,940                423
QLogic*                                                4,820                324
RF Micro Devices*                                      5,010                479
Vitesse Semiconductor*                                 8,090                410
                                                                      ---------
Total Semiconductors/instruments                                          3,936
                                                                      ---------

--------------------------------------------------------------------------------
Steel and steel works--0.5%
--------------------------------------------------------------------------------
AK Steel Holding                                      13,960                315
                                                                      ---------
Total Steel and steel works                                                 315
                                                                      ---------

--------------------------------------------------------------------------------
Telephones and telecommunication--2.9%
--------------------------------------------------------------------------------
Covad Communications Group*                            4,020                264


24 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                 Shares/face             Value
                                                amount (000)             (000)
--------------------------------------------------------------------------------
Geotel Communications*                                 9,450          $     434
Level 3 Communications*                                3,900                284
Metromedia Fiber Network, Cl A*                        7,840                406
Qwest Communications
    International*                                     4,740                342
                                                                      ---------
Total Telephones and telecommunication                                    1,730
                                                                      ---------

--------------------------------------------------------------------------------
Testing laboratories--0.9%
--------------------------------------------------------------------------------
Medimmune*                                             9,100                539
                                                                      ---------
Total Testing laboratories                                                  539
                                                                      ---------

--------------------------------------------------------------------------------
Wholesale--1.9%
--------------------------------------------------------------------------------
Amerisource Health*                                   12,440                425
US Foodservice*                                       15,330                713
                                                                      ---------
Total Wholesale                                                           1,138
                                                                      ---------

--------------------------------------------------------------------------------
Total Common stocks (cost $43,924)                                       54,735
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase agreement--9.0%
--------------------------------------------------------------------------------
 J.P. Morgan 4.95%, dated 03/31/99,
    matures 04/01/99, repurchase price
    $5,410,857 (collateralized by
    GNMA, par value $5,522,502,
    6.50%, matures 02/15/29, market
    value $5,519,075)                                 $5,411              5,411

--------------------------------------------------------------------------------
Total Repurchase agreement
    (cost $5,411)                                                         5,411
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total investments--99.7%
    (cost $49,335)                                                       60,146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other assets and liabilities, net: 0.3%                                     163
--------------------------------------------------------------------------------

Net assets:
Portfolio shares (unlimited authorization
    --no par value) based on 2,846,350
    outstanding shares of beneficial interest                            45,689
Accumulated net investment loss                                            (105)
Accumulated net realized
    gain on investments                                                   3,914
Net unrealized appreciation
    on investments                                                       10,811

--------------------------------------------------------------------------------
Total net assets--100.0%                                                $60,309
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share                                           $21.19
--------------------------------------------------------------------------------

*Non-income producing security
Cl - Class
The accompanying notes are an integral part of the financial statements.


Statement of net assets
Turner Small Cap Growth Fund
March 31, 1999

                                                                          Value
                                                      Shares              (000)
--------------------------------------------------------------------------------
Common stocks--98.6%
--------------------------------------------------------------------------------
Air transportation--1.3%
--------------------------------------------------------------------------------
Atlas Air*                                            58,290            $ 1,679
Skywest                                               30,900                892
                                                                      ---------
Total Air transportation                                                  2,571
                                                                      ---------

--------------------------------------------------------------------------------
Apparel/textiles--0.4%
--------------------------------------------------------------------------------
Mohawk Industries*                                    27,270                818
                                                                      ---------
Total Apparel/textiles                                                      818
                                                                      ---------

--------------------------------------------------------------------------------
Automotive--0.8%
--------------------------------------------------------------------------------
Avis Rent A Car*                                      53,580              1,483
                                                                      ---------
Total Automotive                                                          1,483
                                                                      ---------

--------------------------------------------------------------------------------
Banks--2.9%
--------------------------------------------------------------------------------
Astoria Financial                                     28,890              1,444
City National                                         50,840              1,570
Golden State Bancorp*                                 62,480              1,390
Hubco                                                 40,350              1,354
                                                                      ---------
Total Banks                                                               5,758
                                                                      ---------

--------------------------------------------------------------------------------
Broadcasting, newspapers, and advertising--3.3%
--------------------------------------------------------------------------------
Adelphia Communications, Cl A*                        33,020              2,080
Antec*                                                43,400                933
Lamar Advertising*                                    24,390                828
TMP Worldwide*                                        39,600              2,567
                                                                      ---------
Total Broadcasting, newspapers,
  and advertising                                                         6,408
                                                                      ---------

--------------------------------------------------------------------------------
Building and construction--1.0%
--------------------------------------------------------------------------------
Jacobs Engineering Group*                             48,230              1,902
                                                                      ---------
Total Building and construction                                           1,902
                                                                      ---------

--------------------------------------------------------------------------------
Communications equipment--1.2%
--------------------------------------------------------------------------------
Concord Communications*                               27,100              1,545
Polycom*                                              38,820                728
                                                                      ---------
Total Communications equipment                                            2,273
                                                                      ---------

--------------------------------------------------------------------------------
Computers and services--5.4%
--------------------------------------------------------------------------------
Advantage Learning Systems*                           38,740              1,203
Network Appliance*                                    32,240              1,632
New Era of Networks*                                  19,270              1,305
Powerwave Technologies*                               50,040              1,420
Sandisk*                                              42,870              1,136

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                          Value
                                                      Shares              (000)
--------------------------------------------------------------------------------
TSI International Software*                           27,110            $ 1,323
Visual Networks*                                      70,360              2,630
                                                                      ---------
Total Computers and services                                             10,649
                                                                      ---------

--------------------------------------------------------------------------------
Consumer products--0.8%
--------------------------------------------------------------------------------
Ferro                                                 61,210              1,515
                                                                      ---------
Total Consumer products                                                   1,515
                                                                      ---------

--------------------------------------------------------------------------------
Drugs--1.8%
--------------------------------------------------------------------------------
Alpharma, Cl A                                        40,760              1,600
Jones Pharmaceuticals                                 54,110              1,880
                                                                      ---------
Total Drugs                                                               3,480
                                                                      ---------

--------------------------------------------------------------------------------
Electronics--0.5%
--------------------------------------------------------------------------------
Electro Scientific Industries*                        21,500              1,000
                                                                      ---------
Total Electronics                                                         1,000
                                                                      ---------

--------------------------------------------------------------------------------
Environmental services--0.6%
--------------------------------------------------------------------------------
Calpine*                                              30,900              1,126
                                                                      ---------
Total Environmental services                                              1,126
                                                                      ---------

--------------------------------------------------------------------------------
Financial services--3.1%
--------------------------------------------------------------------------------
CMAC Investment                                       21,780                849
Knight/Trimark Group, Cl A*                           22,790              1,527
Legg Mason                                            31,880              1,074
Metris                                                28,870              1,166
NCO Group*                                            40,590              1,502
                                                                      ---------
Total Financial services                                                  6,118
                                                                      ---------

--------------------------------------------------------------------------------
Food, beverage, and tobacco--1.1%
--------------------------------------------------------------------------------
Aurora Foods*                                         56,980                933
Suiza Foods*                                          33,990              1,145
                                                                      ---------
Total Food, beverage, and tobacco                                         2,078
                                                                      ---------

--------------------------------------------------------------------------------
Insurance--2.9%
--------------------------------------------------------------------------------
Annuity & Life Re Holdings                            40,200                920
 Financial Security
    Assurance Holdings                                29,640              1,471
Mutual Risk Management                                55,750              2,132
Reinsurance Group of America                          27,795              1,183
                                                                      ---------
Total Insurance                                                           5,706
                                                                      ---------




                                                       Value
                                                      Shares              (000)
--------------------------------------------------------------------------------
Machinery--1.4%
--------------------------------------------------------------------------------
Brooks Automation*                                    45,480            $ 1,018
SPX                                                   32,660              1,647
                                                                      ---------
Total Machinery                                                           2,665
                                                                      ---------

--------------------------------------------------------------------------------
Measuring devices--1.5%
--------------------------------------------------------------------------------
Advanced Energy Industries*                           54,040              1,273
Mettler-Toledo International*                         70,330              1,741
                                                                      ---------
Total Measuring devices                                                   3,014
                                                                      ---------

--------------------------------------------------------------------------------
Medical products and services--9.5%
--------------------------------------------------------------------------------
Advanced Paradigm*                                    29,250              1,848
Alternative Living Services*                          50,070              1,001
Conmed*                                               48,420              1,501
Covance*                                              70,400              1,764
Express Scripts*                                      13,130              1,128
Hooper Holmes                                         68,100              1,064
IDEXX Laboratories*                                   54,310              1,300
Minimed*                                               9,380                953
Patterson Dental*                                     53,900              2,331
Resmed*                                               12,810                362
TLC Laser Center*                                     40,000              1,287
Trigon Healthcare*                                    37,930              1,299
Visx*                                                 17,760              1,910
Xomed Surgical Products*                              24,500                962
                                                                      ---------
Total Medical products and services                                      18,710
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous business services--21.8%
--------------------------------------------------------------------------------
Acnielsen*                                            36,720                996
Affiliated Computer Services, Cl A*                   21,660                991
Autoweb.com*                                          33,590              1,197
Bisys Group*                                          40,260              2,265
C-Net*                                                15,790              1,455
Checkfree Holdings*                                   34,670              1,476
Critical Path*                                        15,970              1,230
CSG Systems International*                            45,960              1,813
Digital River*                                        20,660                826
Doubleclick*                                          13,100              2,385
E*Trade Group*                                        23,250              1,356
Electronics for Imaging*                              52,830              2,060
Exodus Communications*                                21,040              2,830
Infoseek*                                             18,970              1,404
iVillage*                                             21,670              2,178
Macromedia*                                           49,600              2,247
Metzler Group*                                         4,250                133
Micromuse*                                            33,080              1,522
Miningo.com*                                          16,400              1,468
Multex.com*                                           40,570              2,536


26 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                          Value
                                                      Shares              (000)
--------------------------------------------------------------------------------
Netgravity*                                           30,880            $ 1,278
Network Solutions, Cl A*                               8,930                944
Onemain.com*                                          22,600                819
Peregrine Systems*                                    55,820              1,877
Profit Recovery Group International*                  57,010              2,252
Psinet*                                               25,340              1,078
RealNetworks*                                         17,240              2,106
                                                                      ---------
Total Miscellaneous business services                                    42,722
                                                                      ---------

--------------------------------------------------------------------------------
Miscellaneous consumer products--0.7%
--------------------------------------------------------------------------------
Regis                                                 51,240              1,364
                                                                      ---------
Total Miscellaneous consumer products                                     1,364
                                                                      ---------

--------------------------------------------------------------------------------
Paper and paper products--1.2%
--------------------------------------------------------------------------------
Smurfit-Stone Container*                             126,840              2,450
                                                                      ---------
Total Paper and paper products                                            2,450
                                                                      ---------

--------------------------------------------------------------------------------
Petroleum and fuel products--2.3%
--------------------------------------------------------------------------------
Global Industries*                                   143,020              1,448
Ocean Energy*                                        163,022              1,111
Petroleum Geo Services*, ADR                          50,790                775
Veritas DGC*                                          82,580              1,172
                                                                      ---------
Total Petroleum and fuel products                                         4,506
                                                                      ---------

--------------------------------------------------------------------------------
Professional services--1.8%
--------------------------------------------------------------------------------
Consolidated Graphics*                                18,990              1,097
Education Management*                                 48,900              1,504
FYI*                                                  26,780                857
                                                                      ---------
Total Professional services                                               3,458
                                                                      ---------

--------------------------------------------------------------------------------
Retail--8.1%
--------------------------------------------------------------------------------
99 Cents Only Stores*                                 49,000              2,079
American Eagle Outfitters*                            18,380              1,318
AnnTaylor Stores*                                     39,820              1,760
Children's Place*                                     55,970              1,508
Claire's Stores                                       37,060              1,116
Cost Plus*                                            38,400              1,128
CSK Auto*                                             33,200                994
Foodmaker*                                            54,230              1,383
Linens N Things*                                      48,740              2,212
Papa John's International*                            32,040              1,414
Ruby Tuesday                                          50,930                885
                                                                      ---------
Total Retail                                                             15,797
                                                                      ---------




                                                       Value
                                                      Shares      (000)
--------------------------------------------------------------------------------
Semiconductors/instruments--8.6%
--------------------------------------------------------------------------------
Applied Micro Circuits*                               35,570            $ 1,521
Genesis Microchip*                                    37,290                886
Lam Research*                                         59,210              1,717
MIPS Technologies*                                    56,290              3,434
Novellus Systems*                                     18,140              1,000
PMC-Sierra*                                           23,060              1,642
QLogic*                                               25,560              1,716
RF Micro Devices*                                     20,900              2,000
TranSwitch*                                           36,810              1,666
Ultratech Stepper*                                    92,560              1,307
                                                                      ---------
Total Semiconductors/instruments                                         16,889
                                                                      ---------

--------------------------------------------------------------------------------
Specialty construction--1.2%
--------------------------------------------------------------------------------
Gaylord Container*                                   132,230                992
United Rentals*                                       49,660              1,415
                                                                      ---------
Total Specialty construction                                              2,407
                                                                      ---------

--------------------------------------------------------------------------------
Steel and steel works--1.0%
--------------------------------------------------------------------------------
AK Steel Holding                                      85,300              1,925
                                                                      ---------
Total Steel and steel works                                               1,925
                                                                      ---------

--------------------------------------------------------------------------------
Technology, services--1.0%
--------------------------------------------------------------------------------
Devry*                                                68,670              1,991
                                                                      ---------
Total Technology, services                                                1,991
                                                                      ---------

--------------------------------------------------------------------------------
Telephones and telecommunication--9.6%
--------------------------------------------------------------------------------
Commscope*                                            94,680              1,982
Concentric Network*                                   24,400              1,824
Dycom Industries*                                     34,210              1,488
Geotel Communications*                                46,430              2,130
Gilat Satellite Networks Limited*                     17,500              1,050
Intermedia
    Communications of Florida*                        40,450              1,077
L-3 Communications Corp*                              38,120              1,763
Nextlink Communications*                              24,520              1,373
RNC Corportion*                                       58,880              1,976
Viatel*                                               34,050                970
Western Wireless, Cl A*                               50,320              1,824
Winstar Communications*                               39,140              1,422
                                                                      ---------
Total Telephones and telecommunication                                   18,879
                                                                      ---------

--------------------------------------------------------------------------------
Wholesale--1.8%
--------------------------------------------------------------------------------
Amerisource Health*                                   37,300              1,275
Aviation Sales*                                       20,650                919
Priority Healthcare, Cl B*                            30,680              1,388
                                                                      ---------
Total Wholesale                                                           3,582
                                                                      ---------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of net assets
Turner Small Cap Growth Fund

                                                 Face amount             Value
                                                       (000)             (000)
--------------------------------------------------------------------------------
Total Common stocks (cost $152,266)                                    $193,244
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase agreement--0.5%
--------------------------------------------------------------------------------
Morgan Stanley 4.95%, dated 03/31/99,
  matures 4/01/99, repurchase price
  $887,846 (collateralized by U.S.
  Treasury Note, par value $885,052,
  5.625%, matures 10/31/99, market
  value $910,042)                                       $888                888

--------------------------------------------------------------------------------
Total Repurchase agreement
    (cost $888)                                                             888
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total investments--99.1%
    (cost $153,154)                                                     194,132
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other assets and liabilities, net: 0.9%                                   1,821
--------------------------------------------------------------------------------

Net assets:
Portfolio shares (unlimited authorization
    --no par value) based on
    6,896,724 outstanding shares
    of beneficial interest                                              151,348
Accumulated net investment loss                                            (861)
Accumulated net realized
    gain on investments                                                   4,488
Net unrealized appreciation
    on investments                                                       40,978

--------------------------------------------------------------------------------
Total net assets--100.0%                                               $195,953
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share                                           $28.41
--------------------------------------------------------------------------------

*Non-income producing security
ADR - American Depository Receipt
Cl - Class
The accompanying notes are an integral part of the financial statements.




Statement of net assets
Turner Micro Cap Growth Fund
March 31, 1999
                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Common stocks--99.3%
--------------------------------------------------------------------------------
Banks--1.3%
--------------------------------------------------------------------------------
First Oak Brook                                        1,040          $      18
Flushing Financial                                     2,110                 30
Trico Bancshares                                       2,000                 32
                                                                      ---------
Total Banks                                                                  80
                                                                      ---------

--------------------------------------------------------------------------------
Beauty products--0.8%
--------------------------------------------------------------------------------
Styling Technology*                                    3,700                 47
                                                                      ---------
Total Beauty Products                                                        47
                                                                      ---------

--------------------------------------------------------------------------------
Building and construction--1.9%
--------------------------------------------------------------------------------
M.D.C. Holdings                                        1,900                 27
National R.V. Holdings*                                2,650                 59
UNIFAB International*                                  3,600                 29
                                                                      ---------
Total Building and construction                                             115
                                                                      ---------

--------------------------------------------------------------------------------
Building and construction supplies--2.9%
--------------------------------------------------------------------------------
Dayton Superior*                                       2,000                 35
Elcor                                                  1,170                 41
Mobile Mini*                                           4,400                 57
NVR*                                                     980                 41
                                                                      ---------
Total Building and construction supplies                                    174
                                                                      ---------

--------------------------------------------------------------------------------
Communications equipment--1.3%
--------------------------------------------------------------------------------
Teltrend*                                              1,400                 22
Tut Systems*                                           1,200                 60
                                                                      ---------
Total Communications equipment                                               82
                                                                      ---------

--------------------------------------------------------------------------------
Computers and services--8.2%
--------------------------------------------------------------------------------
Ardent Software*                                       2,100                 34
Avt Corp*                                              2,230                 53
Clarify*                                               1,300                 35
Cybex Computer Products*                               1,350                 24
Fourth Shift*                                          6,400                 34
Netplex Group*                                        20,200                 67
Pinnacle Systems*                                        900                 41
Smith-Gardner and Associates*                          3,200                 45
Symix Systems*                                         1,050                 16
TSI International Software*                              840                 41
Unify*                                                 4,100                 62
Verity*                                                1,300                 44
                                                                      ---------
Total Computers and services                                                496
                                                                      ---------

28 | TURNER FUNDS 1999 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Consumer products--1.5%
--------------------------------------------------------------------------------
K-Swiss, Cl A                                          2,000          $      51
Steven Madden Ltd*                                     4,700                 40
                                                                      ---------
Total Consumer products                                                      91
                                                                      ---------

--------------------------------------------------------------------------------
Drugs--2.1%
--------------------------------------------------------------------------------
Kendle International*                                  2,250                 45
Medco Research*                                        3,100                 81
                                                                      ---------
Total Drugs                                                                 126
                                                                      ---------
--------------------------------------------------------------------------------
Electronics--1.0%
--------------------------------------------------------------------------------
Anaren Microwave*                                      2,450                 59
                                                                      ---------
Total Electronics                                                            59
                                                                      ---------
--------------------------------------------------------------------------------
Entertainment--2.8%
--------------------------------------------------------------------------------
Argosy Gaming*                                        10,000                 53
THQ*                                                   3,000                 61
WMS Industries*                                        7,300                 56
                                                                      ---------
Total Entertainment                                                         170
                                                                      ---------

--------------------------------------------------------------------------------
Environmental services--1.9%
--------------------------------------------------------------------------------
Stericycle*                                            3,800                 51
U.S. Liquids*                                          3,000                 65
                                                                      ---------
Total Environmental services                                                116
                                                                      ---------
--------------------------------------------------------------------------------
Financial services--6.4%
--------------------------------------------------------------------------------
Ace Cash Express*                                      4,000                 51
Creditrust*                                            6,000                119
Financial Federal*                                     2,600                 49
First Cash*                                            2,900                 26
NCO Group*                                             1,280                 47
Rock Financial                                         5,400                 97
                                                                      ---------
Total Financial services                                                    389
                                                                      ---------
--------------------------------------------------------------------------------
Food, beverage, and tobacco--2.3%
--------------------------------------------------------------------------------
Agribrands International*                              1,100                 36
IL Fornaio American*                                   5,900                 58
WLR Foods*                                             6,000                 44
                                                                      ---------
Total Food, beverage, and tobacco                                           138
                                                                      ---------
--------------------------------------------------------------------------------
Gas/natural gas--1.1%
--------------------------------------------------------------------------------
Cascade Natural Gas                                    2,100                 31
Roanoke Gas                                            1,700                 33
                                                                      ---------
Total Gas/natural gas                                                        64
                                                                      ---------
--------------------------------------------------------------------------------
Household furniture and fixtures--0.9%
--------------------------------------------------------------------------------
Pulaski Furniture                                        850                 17
Stanley Furniture*                                     2,060                 40
                                                                      ---------
Total Household furniture and fixtures                                       57
                                                                      ---------

                                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Insurance--1.1%
--------------------------------------------------------------------------------
Farm Family Holdings*                                    970          $      31
Penn Treaty American*                                  1,450                 36
                                                                      ---------
Total Insurance                                                              67
                                                                      ---------
--------------------------------------------------------------------------------
Leasing and renting--1.9%
--------------------------------------------------------------------------------
Dollar Thrifty Automotive*                             4,280                 74
Neff                                                   5,500                 44
                                                                      ---------
Total Leasing and renting                                                   118
                                                                      ---------
--------------------------------------------------------------------------------
Machinery--2.6%
--------------------------------------------------------------------------------
Moog, Cl A*                                            1,750                 53
Photon Dynamics*                                      13,100                103
                                                                      ---------
Total Machinery                                                             156
                                                                      ---------
--------------------------------------------------------------------------------
Medical products and services--11.8%
--------------------------------------------------------------------------------
Advanced Paradigm*                                     1,700                107
Biomatrix*                                             1,000                 78
Brookdale Living Communities*                          3,000                 52
CareMatrix*                                            3,050                 58
Empi*                                                  2,500                 54
Hooper Holmes                                          2,000                 31
Laser Vision Centers*                                  2,400                 92
Molecular Devices*                                     2,850                 77
Summit Technology*                                    10,000                110
Syncor International*                                  2,200                 61
                                                                      ---------
Total Medical products and services                                         720
                                                                      ---------
--------------------------------------------------------------------------------
Miscellaneous business services--4.9%
--------------------------------------------------------------------------------
Global Imaging Systems*                                2,300                 31
Flashnet Communications*                               1,100                 45
Pervasive Software*                                    5,000                 89
Softnet Systems*                                       2,700                 99
Quanta Services*                                       1,450                 37
                                                                      ---------
Total Miscellaneous business services                                       301
                                                                      ---------
--------------------------------------------------------------------------------
Miscellaneous manufacturing--5.5%
--------------------------------------------------------------------------------
Aeroflex*                                              5,650                 81
Cutter & Buck*                                         1,500                 48
Engineered Support System                              1,695                 29
Jakks Pacific*                                         3,050                 56
LSI Industries                                         1,230                 21
Monaco Coach*                                          2,110                 49
Quixote                                                2,900                 33
Uniroyal Technology*                                   2,500                 20
                                                                      ---------
Total Miscellaneous manufacturing                                           337
                                                                      ---------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of net assets
Turner Micro Cap Growth Fund


--------------------------------------------------------------------------------
                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Petroleum and fuel products--2.0%
--------------------------------------------------------------------------------
HS Resources*                                          7,000          $      61
UTI Energy*                                            5,900                 63
                                                                      ---------
Total Petroleum and fuel products                                           124
                                                                      ---------
--------------------------------------------------------------------------------
Professional services--0.8%
--------------------------------------------------------------------------------
BI*                                                    5,400                 51
                                                                      ---------
Total professional services                                                  51
                                                                      ---------
--------------------------------------------------------------------------------
Research and development--0.8%
--------------------------------------------------------------------------------
Aurora Biosciences*                                    7,200                 48
                                                                      ---------
Total research and development                                               48
                                                                      ---------
--------------------------------------------------------------------------------
Retail--13.7%
--------------------------------------------------------------------------------
Building Materials Holding*                            5,950                 60
Cheap Tickets*                                         2,300                 77
Chico's Fas*                                           2,500                 54
Children's Place*                                      2,200                 59
Delia's*                                               2,500                 79
E4L*                                                   7,200                 61
Garden Fresh Restaurant*                               4,050                 58
Noodle Kidoodle*                                       8,200                 54
NPC International*                                     3,700                 58
Roadhouse Grill *                                      5,600                 34
Rush Enterprises*                                      3,800                 43
Shop At Home*                                          6,300                 79
Sports Authority*                                      9,500                 69
Taco Cabana, Cl A*                                     5,500                 49
                                                                      ---------
Total Retail                                                                834
                                                                      ---------
--------------------------------------------------------------------------------
Semiconductors/instruments--3.1%
--------------------------------------------------------------------------------
ESS Technology*                                        5,300                 27
Genesis Microchip*                                     1,400                 33
Park Electrochemical                                   1,600                 38
TranSwitch*                                            1,100                 50
Zoran*                                                 2,500                 41
                                                                      ---------
Total Semiconductors/instruments                                            189
                                                                      ---------
--------------------------------------------------------------------------------
Specialty construction--1.5%
--------------------------------------------------------------------------------
Gaylord Container*                                    12,000                 90
                                                                      ---------
Total Specialty construction                                                 90
                                                                      ---------

30 | TURNER FUNDS 1999 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
                                                                         Value
                                                      Shares             (000)
--------------------------------------------------------------------------------
Telephones and telecommunication--3.8%
--------------------------------------------------------------------------------
Audiovox, Cl A*                                        8,600          $      57
Boston Communications Group*                           4,950                 48
Com21*                                                 1,100                 29
Metro One Telecommunications*                          4,500                 64
Microwave Power Devices*                               4,500                 36
                                                                      ---------
Total Telephones and telecommunication                                      234
                                                                      ---------
--------------------------------------------------------------------------------
Transportation services--1.6%
--------------------------------------------------------------------------------
Forward Air*                                           7,600                100
                                                                      ---------
Total Transportation services                                               100
                                                                      ---------
--------------------------------------------------------------------------------
Water utilities--1.6%
--------------------------------------------------------------------------------
Artesian Resources, Class A                            2,200                 55
E'town                                                 1,000                 40
                                                                      ---------
Total Water utilities                                                        95
                                                                      ---------
--------------------------------------------------------------------------------
Wholesale--6.2%
--------------------------------------------------------------------------------
Advanced Marketing Systems                             3,755                 49
Craftwood International                                5,050                 76
D&K Healthcare Resources*                              3,700                 92
Golden State Vintners*                                 4,650                 56
Miami Computer Supply*                                 3,200                 64
Sodak Gaming*                                          4,500                 40
                                                                      ---------
Total Wholesale                                                             377
                                                                      ---------
--------------------------------------------------------------------------------
Total Common stocks (cost $5,417)                                         6,045
--------------------------------------------------------------------------------

30 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                 Face amount              Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
Repurchase agreement--2.1%
--------------------------------------------------------------------------------
Morgan Stanley, 4.50%, dated 03/31/99,
    matures 04/01/99, repurchase price
    $128,196 (collateralized by U.S.
    Treasury Notes, par value $127,790,
    5.625%, matures 10/31/99, market
    value $131,401)                                     $128               $128

--------------------------------------------------------------------------------
Total Repurchase agreement
    (cost $128)                                                             128
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total investments--101.4%
    (cost $5,545)                                                         6,173
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other assets and liabilities,
    net: (1.4%)                                                             (88)
--------------------------------------------------------------------------------
Net assets:
Portfolio shares (unlimited authorization
    --no par value) based on 422,102
    outstanding shares of beneficial interest                             4,711
Accumulated net investment loss                                             (15)
Accumulated net realized gain on investments                                761
Net unrealized appreciation on investments                                  628
--------------------------------------------------------------------------------
Total net assets--100.0%                                                 $6,085
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share                                           $14.42
--------------------------------------------------------------------------------

*Non-income producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.


Statement of net assets

Turner Short Duration Government Funds-
Three Year Portfolio
March 31, 1999

--------------------------------------------------------------------------------

                                                 Face amount              Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
U.S. Treasury obligations--46.7%
--------------------------------------------------------------------------------
U.S. Treasury Notes
    5.500%, 05/31/2000                                 3,681          $   3,703
U.S. Treasury Notes
    5.750%, 10/31/2000                                   700                708
U.S. Treasury Notes
    5.000%, 02/28/2001                                 1,865              1,864
U.S. Treasury Notes
    6.250%, 06/30/2002                                 2,432              2,510
--------------------------------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $8,802)                                                         8,785
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Collateralized mortgage obligations--12.6%
--------------------------------------------------------------------------------
Citicorp Mortgage Securities,
    Ser 1994-10, Cl A4
    6.250%, 06/25/2024                                   213                212
Countrywide Home Loans,
    Ser 1997-2, Cl A11
    7.500%, 04/25/2027                                 1,154              1,155
Prudential Securities Secured
    Financing, Ser 1999-NRF1,
    Cl A2, 6.480%, 01/15/2009                            425                428
Structured Asset Securities,
    Ser 1997-2, Cl 1A (A)
    7.149%, 10/30/2007                                   572                575
--------------------------------------------------------------------------------
Total Collateralized mortgage
    obligations, (Cost $2,372)                                            2,370
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset-backed securities--5.8%
--------------------------------------------------------------------------------
Advanta Credit Card Master Trust,
    Ser 1993-4, Cl A (A)
    5.250%, 12/31/2000                                    52                 52
Contimortgage Home Equity
    Loan Trust, Ser 1996-2, Cl A5
    7.050%, 04/15/2011                                   596                596
Goldman Sachs Mortgage Securities,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/2030                                   194                194
Olympic Automobile Receivables Trust,
    Ser 1996-A, Cl A5
    6.000%, 02/15/2002                                   250                251

--------------------------------------------------------------------------------
Total Asset-backed securities (Cost $1,097)                               1,093
--------------------------------------------------------------------------------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 31

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of net assets
Turner Short Duration Government Funds-
Three Year Portfolio



                                                 Face amount              Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
U.S. government agency
    obligations--6.8%
--------------------------------------------------------------------------------
FNMA, 5.125%, 02/13/2004                                 182          $     179
FHLMC TBA (B), 6.000%, 03/30/2004                        750                745
FNMA Medium Term Notes
    6.710%, 03/13/2002                                   360                365
--------------------------------------------------------------------------------
Total U.S. government agency
    obligations (Cost $1,283)                                             1,289
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. government
    mortgage-backed bonds--26.2%
--------------------------------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 161, Cl F,
    9.500%, 06/15/2006                                 1,043              1,104
FHLMC CMO/REMIC,
    Ser 1316, Cl Z
    8.000%, 06/15/2022                                   437                455
FHLMC CMO/REMIC,
    Ser 1485, Cl E
    6.000%, 12/15/2004                                    86                 86
FHLMC CMO/REMIC,
    Ser 1501, Cl F
    6.100%, 11/15/2016                                   436                437
FHLMC Discount Notes,
    Pool #G10288
    6.000%, 09/01/2009                                   436                436
FNMA ARM (A), Pool #105435
    6.535%, 12/01/2017                                  1065                  5
FNMA, Pool #252209
    6.000%, 01/01/2019                                 1,271              1,246
FNMA, Pool #6222
    9.000%, 04/01/2016                                   325                347
GNMA ARM (A), Pool #28108
    6.875%, 03/20/2016                                   241                246
GNMA ARM (A), Pool #8254
    6.625%, 08/20/2017                                    97                 99
GNMA ARM (A), Pool #8426
    6.125%, 11/20/2018                                   215                219
GNMA, Pool #434128
    6.500%, 12/15/2028                                   249                248
--------------------------------------------------------------------------------
Total U.S. government mortgage-
    backed bonds (Cost $4,920)                                            4,928
--------------------------------------------------------------------------------


                                                 Face amount              Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
Repurchase agreement--4.6%
--------------------------------------------------------------------------------
Paine Webber, 4.95%, dated 3/31/99,
    matures 04/01/99, repurchase price
    $ 868,000 (collateralized by FGLMC,
    par value $930,000, 6.50%,
    matures 05/15/02, market value
    883,509), 4.950, 04/01/1999                    $     868          $     868
--------------------------------------------------------------------------------
Total Repurchase agreement
    (cost $868)                                                             868
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total investments--102.7%
    (cost $19,342)                                                       19,333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other assets and liabilities,
    net: (2.7%)                                                            (512)
--------------------------------------------------------------------------------
Net assets:
Portfolio shares (unlimited
    authorization--no par value)
    based on 1,889,940 outstanding
    shares of beneficial interest                                        18,860
Undistributed net investment income                                          10
Accumulated net realized loss on investments                                (40)
Net unrealized depreciation on investments                                   (9)
--------------------------------------------------------------------------------
Total net assets--100.0%                                                $18,821
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share                                            $9.96
--------------------------------------------------------------------------------
(A) Floating Rate Security. The rate reflected on the Statement of Net Assets is the rate in effect on March 31, 1999.
(B) When issued security
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
TBA - To be announced
The accompanying notes are an integral part of the financial statements.

32| TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

Statement of net assets

Turner Short Duration Government Funds-
One Year Portfolio
March 31, 1999

                                                 Face amount              Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
Asset-backed securities--12.3%
--------------------------------------------------------------------------------
Contimortgage Home Equity
    Loan Trust, Ser 1996-2, Cl A5
    7.050%, 04/15/2011                                    50          $      49
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A (A)
    4.979%, 07/15/2003                                    40                 40
Nationsbank Credit Card Master Trust,
    Ser 1996-1, Cl A (A)
    5.150%, 02/15/2006                                    55                 55
--------------------------------------------------------------------------------
Total Asset-backed securities
    (cost $145)                                                             144
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Treasury obligations--26.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes
    5.625%, 11/30/1999                                   180                181
U.S. Treasury Notes
    5.500%, 05/31/2000                                    20                 20
U.S. Treasury Notes
    5.750%, 10/31/2000                                    75                 76
U.S. Treasury Notes
    5.000%, 02/28/2001                                    26                 26
--------------------------------------------------------------------------------
Total U.S. Treasury obligations
    (cost $303)                                                             303
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. government agency obligations--31.5%
--------------------------------------------------------------------------------
FFCB Discount Note
    4.856%, 04/30/1999                                     9                  9
FHLMC Discount Note
    4.800%, 04/01/1999                                    55                 55
FHLMC Discount Note
    4.816%, 04/01/1999                                    80                 80
FHLMC Discount Note
    4.821%, 04/12/1999                                    46                 46
FHLMC Discount Note
    4.840%, 04/06/1999                                    50                 50
FHLMC Discount Note
    4.800%, 04/14/1999                                   110                110
FNMA Discount Note
    4.845%, 04/12/1999                                    17                 17
--------------------------------------------------------------------------------
Total U.S. government agency
    obligations (Cost $367)                                                 367
--------------------------------------------------------------------------------

                                                 Face amount              Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
U.S. government mortgage-backed bonds--28.1%
--------------------------------------------------------------------------------
FHLMC CMO/REMIC, Ser 161, Cl F
    9.500%, 06/15/2006                                   113          $     120
FHLMC CMO/REMIC, Ser 1485, Cl E
    6.000%, 12/15/2004                                     3                  2
FHLMC CMO/REMIC, Ser 1501, Cl F
    6.100%, 11/15/2016                                    14                 14
GNMA ARM (A), Pool #8297
    6.125%, 12/20/2017                                    74                 76
GNMA ARM (A), Pool #8462
    6.875%, 02/20/2019                                    44                 45
GNMA ARM (A), Pool #8489
    6.875%, 04/20/2019                                    68                 70
--------------------------------------------------------------------------------
Total U.S. government
    mortgage-backed bonds (cost $325)                                       327
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total investments--97.9%
    (cost $ 1,140)                                                        1,141
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other assets and liabilities, net: 2.1%                               $      24
--------------------------------------------------------------------------------

Net assets:
Portfolio shares of institutional class
    shares (unlimited authorization--
    no par value) based on 100,797
    outstanding shares of beneficial interest                             1,010
Portfolio shares of adviser shares class
    (unlimited authorization--no par
    value) based on 14,858 outstanding
    shares of beneficial interest                                           150
Undistributed net investment income                                           1
Accumulated net realized gain on investments                                  3
Net unrealized appreciation on investments                                    1
--------------------------------------------------------------------------------
Total net assets--100.0%                                                 $1,165
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, offering and
    redemption price per share-
    institutional class shares                                           $10.07
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, offering and redemption
    price per share-adviser class shares                                 $10.13
--------------------------------------------------------------------------------

(A) Floating Rate Security. The rate reflected on the Statement of Net Assets is the rate in effect on March 31, 1999.
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank FHLMC -
Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 33

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of operations (000)




                                                        Turner Large Cap        Turner Growth     Turner Midcap    Turner Small Cap
                                                       Growth Equity Fund       Equity Fund       Growth Fund        Growth Fund
                                                       -----------------------------------------------------------------------------
                                                          10/1/98 thru          10/1/98 thru      10/1/98 thru       10/1/98 thru
                                                             3/31/99               3/31/99           3/31/99            3/31/99
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
    Dividend                                              $     17                $    282         $     61         $    137
    Interest                                                     2                      43               25               80
------------------------------------------------------------------------------------------------------------------------------------
       Total investment income                                  19                     325               86              217
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                    24                     440              129              862
    Investment advisory fee waiver                             (24)                   --                 (2)             (45)
    Administrator fees                                          25                      63               30               85
    Administrator fee waiver                                  --                      --               --               --
    Custodian fees                                               4                    --                  5                5
    Transfer agent fees                                          8                    --                  8               47
    Professional fees                                            3                      40                8               64
    Trustee fees                                              --                         3                1                5
    Registration fees                                           14                       7               14               38
    Pricing fees                                              --                         1                1                1
    Printing fees                                                2                      20                5               30
    Shareholder service fees                                  --                      --               --               --
    Amortization of deferred organizational costs                2                       2                3                2
    Insurance and other fees                                     1                       6                1                9
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                           59                     582              203            1,103
    Less: reimbursements from adviser                          (28)                   --               --               --
       Directed brokerage                                     --                       (19)             (15)             (26)
------------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                             31                     563              188            1,077
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                         (12)                   (238)            (102)            (860)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain from securities sold                   1,293                  22,416            5,460           12,835
    Net unrealized appreciation (depreciation)
       of investment securities                                889                  13,293            9,953           36,792
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
       on investments                                        2,182                  35,709           15,413           49,627
------------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       resulting from operations                          $  2,170                $ 35,471         $ 15,311         $ 48,767
------------------------------------------------------------------------------------------------------------------------------------


34 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------


                                                                                                     Turner Short Duration
                                                                                                        Government Funds-
                                                                      Turner Micro Cap        Three Year                One Year
                                                                        Growth Fund           Portfolio                Portfolio
                                                            ------------------------------------------------------------------------
                                                                        10/1/98 thru         10/1/98 thru             10/1/98 thru
                                                                           3/31/99              3/31/99                  3/31/99
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
    Dividend                                                            $      7               $   --                 $   --
    Interest                                                                   5                    425                     23
------------------------------------------------------------------------------------------------------------------------------------
       Total investment income                                                12                    425                     23
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                                  22                     18                      1
    Investment advisory fee waiver                                           (22)                   (18)                    (1)
    Administrator fees                                                        36                     14                   --
    Administrator fee waiver                                                --                     --                     --
    Custodian fees                                                             3                      4                      2
    Transfer agent fees                                                       10                     21                     19
    Professional fees                                                         14                     15                      6
    Trustee fees                                                               3                      9                      9
    Registration fees                                                         25                     25                     17
    Pricing fees                                                            --                        1                      1
    Printing fees                                                              9                      4                      2
    Shareholder service fees                                                --                     --                     --
    Amortization of deferred organizational costs                              1                   --                     --
    Insurance and other fees                                                --                        1                      1
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                                        101                     94                     57
    Less: reimbursements from adviser                                        (74)                   (76)                   (57)
       Directed brokerage                                                   --                     --                     --
------------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                                           27                     18                   --
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                                       (15)                   407                     23
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain from securities sold                                   808                     40                   --
    Net unrealized appreciation (depreciation)
       of investment securities                                              685                   (245)                    (1)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
       on investments                                                      1,493                   (205)                    (1)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       resulting from operations                                        $  1,478               $    202               $     22
------------------------------------------------------------------------------------------------------------------------------------


Amounts designated as "--" are either $0 or have been rounded to $0


                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 35

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of changes in net assets (000)




                                                    Turner Large Cap                 Turner Growth                Turner Midcap
                                                   Growth Equity Fund                 Equity Fund                  Growth Fund
                                              --------------------------------------------------------------------------------------
                                                                year                             year                         year
                                              10/1/98 thru      ended          10/1/98 thru      ended       10/1/98 thru     ended
                                                 3/31/99       9/30/98            3/31/99       9/30/98         3/31/99      9/30/98
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment (loss)                      $     (12)     $      (2)     $    (238)        $    (378)    $    (102)   $    (124)
    Net realized gain (loss) from
       securities sold                             1,293           (170)        22,416            17,188         5,460       (1,546)
    Net unrealized appreciation
       (depreciation) of investments                 889            169         13,293            (7,481)        9,953          524
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                          2,170             (3)        35,471             9,329        15,311       (1,146)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                           --               (1)          --                --            --           --
    Realized capital gains                          --              (72)       (12,236)          (26,503)         --           (358)
    Return of capital                               --             --             --                --            --           --
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                          --              (73)       (12,236)          (26,503)         --           (358)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
    Proceeds from shares issued                    3,300          3,876         13,339            22,658        29,462       28,977
    Proceeds from shares issued in
       lieu of cash distributions                   --               73         11,874            25,911          --            320
    Cost of shares redeemed                         (961)          (246)        (8,304)          (33,128)       (9,046)      (8,356)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       from capital share transactions             2,339          3,703         16,909            15,441        20,416       20,941
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                            4,509          3,627         40,144            (1,733)       35,727       19,437
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
       Beginning of year                           4,328            701         97,857            99,590        24,582        5,145
------------------------------------------------------------------------------------------------------------------------------------
       End of year (3)                         $   8,837      $   4,328      $ 138,001         $  97,857     $  60,309    $  24,582

------------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                           199            282            924             1,638         1,579        1,939
    Issued in lieu of cash distributions            --                6            890             2,320          --             24
    Redeemed                                         (61)           (18)          (577)           (2,339)         (505)        (553)

------------------------------------------------------------------------------------------------------------------------------------
    Net increase in
       capital shares                                138            270          1,237             1,619         1,074        1,410

------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0
(2) The Turner Micro Cap Growth Fund commenced operations on March 1, 1998.
(3) Includes undistributed net investment income (loss) and/or distributions in excess of net investment income (000) of $(12) and $0 for the Large Cap Growth Equity Fund, $(238) and $0 for the Growth Equity Fund, $(105) and (3) for the Midcap Growth Fund, $(861) and $(1) for the Small Cap Growth Fund and $(15) and $0 for the Micro Cap Growth Fund, as of March 31, 1999, and September 30, 1998, respectively.

36 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------



                                                            Turner Small Cap                     Turner Micro Cap
                                                              Growth Fund                          Growth Fund
                                                 ------------------------------------------------------------------
                                                                      year                                 year
                                                     10/1/98 thru     ended            10/1/98 thru        ended
                                                        3/31/99      9/30/98              3/31/99        9/30/98 (2)
-------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment (loss)                           $    (860)       $  (1,609)        $     (15)        $     (11)
    Net realized gain (loss) from
       securities sold                                 12,835           (6,168)              808               (47)
    Net unrealized appreciation
       (depreciation) of investments                   36,792          (22,875)              685               (57)
-------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                              48,767          (30,652)            1,478              (115)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                --               --                --                --
    Realized capital gains                               --             (1,521)             --                --
    Return of capital                                    --             (1,148)             --                --
-------------------------------------------------------------------------------------------------------------------
       Total distributions                               --             (2,669)             --                --
-------------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
    Proceeds from shares issued                        35,313           96,936             1,893             3,087
    Proceeds from shares issued in
       lieu of cash distributions                        --              2,289              --                --
    Cost of shares redeemed                           (35,661)         (71,832)             (129)             (129)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       from capital share transactions                   (348)          27,393             1,764             2,958
-------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)
          in net assets                                48,419           (5,928)            3,242             2,843
-------------------------------------------------------------------------------------------------------------------
Net assets:
       Beginning of year                              147,534          153,462             2,843              --
-------------------------------------------------------------------------------------------------------------------
       End of year (3)                              $ 195,953        $ 147,534         $   6,085         $   2,843

-------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                              1,461            3,783               143               300
    Issued in lieu of cash distributions                 --                 99              --                --
    Redeemed                                           (1,429)          (2,840)               (9)              (12)

-------------------------------------------------------------------------------------------------------------------
    Net increase in
       capital shares                                      32            1,042               134               288

-------------------------------------------------------------------------------------------------------------------


                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 37

--------------------------------------------------------------------------------
Statement of changes in net assets (000)

                                                                                        Turner Short Duration Government Funds-
                                                                                                 Three Year Portfolio
                                                                               -----------------------------------------------------
                                                                                10/1/98 thru        3/1/98 thru        Year ended
                                                                                   3/31/99             9/30/98           2/28/98
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                                        $    407           $    469         $    967
    Net realized gain from securities sold                                             40                 74               54
    Net unrealized appreciation (depreciation) of investments                        (245)               119               98
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                           202                662            1,119
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Institutional class                                                           (407)              (461)            (966)
       Adviser class                                                                 --                 --               --
    Realized capital gains
       Institutional class                                                           (156)               (10)            --
       Adviser class                                                                 --                 --               --

------------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                                        (563)              (471)            (966)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
Institutional class
    Proceeds from shares issued                                                     8,359                666            3,854
    Proceeds from shares issued in lieu of cash distributions                         561                476              967
    Cost of shares redeemed                                                        (1,753)            (4,862)          (7,239)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    institutional class transactions                                                7,167             (3,720)          (2,418)
------------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Proceeds from shares issued                                                      --                 --               --
    Proceeds from shares issued in lieu of cash distributions                        --                 --               --
    Cost of shares redeemed                                                          --                 --               --

------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
    adviser class transactions                                                       --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       capital share transactions                                                   7,167             (3,720)          (2,418)
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                      6,806             (3,529)          (2,265)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                              12,015             15,544           17,809
------------------------------------------------------------------------------------------------------------------------------------
    End of year (2)                                                              $ 18,821           $ 12,015         $ 15,544
------------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
Institutional class
    Issued                                                                            836                 66              383
    Issued in lieu of cash distributions                                               56                 47               96
    Redeemed                                                                         (174)              (481)            (722)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from institutional class transactions               718               (368)            (243)
------------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Issued                                                                           --                 --               --
    Issued in lieu of cash distributions                                             --                 --               --
    Redeemed                                                                         --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                               --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in capital shares                                             718               (368)            (243)
------------------------------------------------------------------------------------------------------------------------------------


Amounts designated as "--" are either $0 or have been rounded to $0
(2) Includes undistributed net investment income (000) of $10, $10 and $2 for the Three Year Fund, $1, $2 and $0 for the One Year Fund, as of March 31, 1999, September 30, 1998 and February 28, 1998, respectively.


38 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------


                                                                                       Turner Short Duration Government Funds-
                                                                                                 One Year Portfolio
                                                                               -----------------------------------------------------
                                                                                    10/1/98 thru       3/1/98 thru       Year ended
                                                                                      3/31/99            9/30/98           2/28/98
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                                        $     23             $     37            $     66
    Net realized gain from securities sold                                           --                      1                   1
    Net unrealized appreciation (depreciation) of investments                          (1)                --                     1
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                            22                   38                  68
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Institutional class                                                            (23)                 (35)                (66)
       Adviser class                                                                   (1)                --                  --
    Realized capital gains
       Institutional class                                                           --                     (1)               --
       Adviser class                                                                 --                   --                  --

------------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                                         (24)                 (36)                (66)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
Institutional class
    Proceeds from shares issued                                                       704                    5                 827
    Proceeds from shares issued in lieu of cash distributions                          23                   36                  66
    Cost of shares redeemed                                                          (701)                (247)               (564)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    institutional class transactions                                                   26                 (206)                329
------------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Proceeds from shares issued                                                       196                 --                  --
    Proceeds from shares issued in lieu of cash distributions                           1                 --                  --
    Cost of shares redeemed                                                           (47)                --                  --

------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
    adviser class transactions                                                        150                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       capital share transactions                                                     176                 (206)                329
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                        174                 (204)                331
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                                 991                1,195                 864
------------------------------------------------------------------------------------------------------------------------------------
    End of year (2)                                                              $  1,165             $    991            $  1,195
------------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
Institutional class
    Issued                                                                             70                 --                    82
    Issued in lieu of cash distributions                                                2                    4                   7
    Redeemed                                                                          (69)                 (25)                (56)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from institutional class transactions                 3                  (21)                 33
------------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Issued                                                                             20                 --                  --
    Issued in lieu of cash distributions                                             --                   --                  --
    Redeemed                                                                           (5)                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                                 15                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in capital shares                                              18                  (21)                 33
------------------------------------------------------------------------------------------------------------------------------------

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 39

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial highlights
For a share outstanding throughout each period





                     Net                       Realized and
                    asset            Net        unrealized     Distributions  Distributions
                   value,        investment        gains         from net         from                         Net asset
                  beginning        income       (losses) on     investment       capital      Return           value end
                  of period        (loss)       investments       income          gains     of capital         of period
-------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
-------------------------------------------------------------------------------------------------------------------------
1999**            $ 13.22           (0.03)          5.83           --             --             --           $ 19.02
1998              $ 12.28           (0.01)          1.98          (0.01)         (1.02)          --           $ 13.22
1997 (1)          $ 10.00            0.01           2.27           --             --             --           $ 12.28
-------------------------------------------------------------------------------------------------------------------------
Turner Growth Equity Fund
-------------------------------------------------------------------------------------------------------------------------
1999**            $ 12.87           (0.03)          4.37           --            (1.60)          --           $ 15.61
1998              $ 16.64           (0.05)          1.10           --            (4.82)          --           $ 12.87
1997              $ 17.03           (0.03)          4.23           --            (4.59)          --           $ 16.64
1996 (2)          $ 14.97            0.02           2.91          (0.02)         (0.85)          --           $ 17.03
1995              $ 12.46            0.10           2.52          (0.11)           --            --           $ 14.97
1994              $ 13.12            0.10          (0.66)         (0.10)           --            --           $ 12.46
1993              $ 10.40            0.09           2.72          (0.09)           --            --           $ 13.12
-------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund
-------------------------------------------------------------------------------------------------------------------------
1999**            $ 13.87           (0.03)          7.35           --              --            --           $ 21.19
1998              $ 14.22           (0.07)          0.22           --            (0.50)          --           $ 13.87
1997 (3)          $ 10.00           (0.03)          4.36           --            (0.11)          --           $ 14.22
-------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------
1999**            $ 21.49           (0.12)          7.04           --              --            --           $ 28.41
1998              $ 26.35           (0.23)         (4.19)          --            (0.25)        (0.19)         $ 21.49
1997              $ 23.13           (0.07)          3.80           --            (0.51)          --           $ 26.35
1996 (2)          $ 16.08           (0.08)          8.17           --            (1.04)          --           $ 23.13
1995              $ 10.90           (0.06)          5.24           --              --            --           $ 16.08
1994 (4)          $ 10.00           (0.02)          0.92           --              --            --           $ 10.90
-------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------
1999** (5)        $  9.88           (0.04)          4.58          --               --            --           $ 14.42
1998 (6)          $ 10.00           (0.04)         (0.08)         --               --            --           $  9.88




*   Annualized
**  For the six-month period ended March 31.
+   Returns are for the period indicated and have not been annualized.
(1) The Turner Large Cap Growth Equity Fund commenced operations on February 1, 1997.
(2) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.
(3) The Turner Midcap Growth Fund commenced operations on October 1, 1996.
(4) The Turner Small Cap Growth Fund commenced operations on February 7, 1994.
(5) On November 4, 1998, the Board of Trustees of the Alpha Select Funds voted to approve a tax-free reorganization of the Turner Micro Cap Growth Fund (the "Turner Funds") under which all assets and liabilities of the Turner Funds were transferred to the TIP Funds.
(6) The Turner Micro Cap Growth Fund commenced operations on March 1, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.

40 | TURNER FUNDS 1999 SEMIANNUAL REPORT


                                          Ratio of                                                          Ratio of net
                                         net expenses      Ratio of                        Ratio of          investment
                                          to average     net expenses                      expenses        income (loss)
                                          net assets      to average     Ratio of net     to average         to average
                              Net        (including       net assets      investment      net assets         net assets
                          assets end      directed        (including     income (loss)    (excluding         (excluding    Portfolio
                Total      of period     brokerage       waivers and      to average      waivers and       waivers and    turnover
               return+       (000)      arrangements)   reimbursements)    net assets    reimbursements)  reimbursements)     rate
------------------------------------------------------------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
------------------------------------------------------------------------------------------------------------------------------------
1999**          43.87%   $  8,837           1.00%*            1.00%*        (0.39)%*         2.65%*          (2.04)%*      169.52%
1998            17.26%   $  4,328           1.00%             1.00%         (0.10)%          7.70%           (7.80)%       234.93%
1997 (1)        22.80%   $     70          11.00%*            1.00%*        (0.20)%*        26.45%*         (25.25)%       346.47%
------------------------------------------------------------------------------------------------------------------------------------
Turner Growth Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
1999**          35.81%   $138,001           0.96%*            0.99%*        (0.44)%*         0.99%*          (0.44)%*      154.37%
1998            10.71%   $ 97,857           1.00%             1.04%         (0.42)%          1.12%           (0.50)%       249.58%
1997            32.61%   $ 99,590           0.96%             1.02%         (0.25)%          1.05%           (0.28)%       178.21%
1996 (2)        20.61%   $ 96,164           0.94%*            1.06%*         0.03%*          1.06%*           0.03%*       147.79%
1995            21.15%   $115,819           0.94%             1.03%          0.69%           1.03%            0.69%        177.86%
1994            (4.28)%  $112,959           0.95%             0.95%          0.86%           1.08%            0.73%        164.81%
1993            27.08%   $ 53,327           1.00%*            1.00%          0.80%           1.52%            0.28%         88.35%
------------------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
1999**          52.78%   $ 60,309           1.10%*            1.18%*        (0.68)%*         1.19%*          (0.69)%*      159.79%
1998             1.24%   $ 24,582           1.23%             1.34%         (0.79)%          1.73%           (1.18)%       304.29%
1997 (3)        43.77%   $  5,145           1.25%*            1.25%*        (0.62)%*         7.96%*          (7.33)%*      348.29%
------------------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
1999**          32.20%   $195,953           1.25%*            1.28%*        (1.03)%*         1.33%*          (1.08)%*      106.71%
1998            16.90)%  $147,534           1.25%             1.28%         (0.99)%          1.41%           (1.12)%       167.73%
1997            16.64%   $153,462           1.24%             1.24%         (0.84)%          1.33%           (0.93)%       130.68%
1996 (2)        52.90%   $ 67,425           1.25%*            1.25%*        (0.88)%*         1.54%*          (1.17)%*      149.00%
1995            47.52%   $ 13,072           1.25%             1.25%         (0.68)%          2.39%           (1.82)%       183.49%
1994 (4)        12.35%   $  4,806           1.09%*            1.09%*        (0.27)%*         4.32%*          (3.50)%*      173.92%
------------------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
1999**          45.95%      6,085           1.25%*            1.25%*        (0.71)%*         5.69%*          (5.15)%*      124.69%
1998 (6)       (1.20)%   $  2,843           1.25%*            1.25%*        (0.64)%*         8.18%*          (7.57)%*      128.53%

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 41

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial highlights
For a share outstanding throughout each period




                                       Realized and
            Net asset        Net        unrealized    Distributions  Distributions
             value,      investment        gains        from net         from         Net asset                   Net assets
            beginning      income       (losses) on    investment       capital       value end        Total        end of
            of period      (loss)       investments      income          gains        of period       return+    period (000)
----------------------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio
----------------------------------------------------------------------------------------------------------------------------------


1999** (1)  $ 10.25         0.28          (0.15)         (0.28)         (0.14)        $  9.96         1.33%        $ 18,821
1998 (2)    $ 10.10         0.35           0.15          (0.34)         (0.01)        $ 10.25         5.09%        $ 12,015
1998 (3)    $ 10.00         0.59           0.10          (0.59)          --           $ 10.10         7.07%        $ 15,544
1997        $ 10.04         0.58          (0.01)         (0.59)         (0.02)        $ 10.00         5.45%        $ 17,809
1996        $  9.80         0.60           0.23          (0.59)          --           $ 10.04         8.73%        $ 11,027
1995 (4)    $ 10.00         0.61          (0.22)         (0.59)          --           $  9.80         4.08%        $  7,065
----------------------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
----------------------------------------------------------------------------------------------------------------------------------
1999**      $ 10.09         0.28          (0.01)         (0.29)          --           $ 10.07         2.74%        $  1,015
1998 (2)    $ 10.08         0.35           --            (0.33)         (0.01)        $ 10.09         3.50%        $    991
1998 (3)    $ 10.06         0.60           0.02          (0.60)          --           $ 10.08         6.34%        $  1,195
1997        $ 10.03         0.60           0.03          (0.60)          --           $ 10.06         6.32%        $    864
1996        $  9.99         0.64           0.05          (0.65)          --           $ 10.03         7.09%        $    398
1995 (4)    $ 10.00         0.53          (0.02)         (0.52)          --           $  9.99         5.21%        $    145
----------------------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
----------------------------------------------------------------------------------------------------------------------------------
1999** (6)  $ 10.11         0.24           0.01          (0.23)          --           $ 10.13         2.55%        $    150
1998 (5)    $ 10.08         0.30           0.03          (0.30)          --           $ 10.11         3.26%             --



 * Annualized
 **For the six-month period ended March 31.
 + Returns are for the period indicated and have not been annualized.
(1)On November 4, 1998, the Board of Trustees of the Alpha Select Funds voted to approve a tax-free reorganization of the Turner Short Duration Government Fund-Three Year Portfolio (the "Fund") under which all the assets and liabilities of the Fund were transferred to the TIP Funds.
(2)On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds One Year and Three Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.
(3)On January 22, 1998, shareholders of each Fund approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.
(4)The Turner Short Duration Government Funds Three Year and One Year Portfolios- Institutional Shares class commenced operations on March 1, 1994.
(5)The Turner Short Duration Government Funds One Year Portfolios-Adviser
   Shares class commenced operations on February 27, 1998.
(6)Average based upon amounts outstanding at each month end.
(7)There was no debt outstanding at the end of any period presented.
Amounts designated as "--" are either $0 or have been rounded to $0.


42 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                           Ratio of net
                                             Ratio of       investment
                                             expenses      income (loss)
                            Ratio of net    to average      to average                    Average          Average
               Ratio of      investment     net assets      net assets                     debt              debt
             net expenses   income (loss)   (excluding      (excluding                   per share        outstanding
              to average     to average     waivers and     waivers and      Interest      during           during
              net assets     net assets   reimbursements) reimbursements)    expense    the period(6)     the period (6)(7)
---------------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio
---------------------------------------------------------------------------------------------------------------------------


1999** (1)    0.24%*         5.56%*         1.53%*            4.27%*             --             --             --
1998 (2)      0.24%*         5.84%*         1.49%*            4.59%*             --             --             --
1998 (3)      0.24%          5.85%          1.21%             4.88%              --             --             --
1997          0.24%          5.80%          1.21%             4.83%            0.02%          $0.04       $ 56,238
1996          0.24%          6.18%          1.45%             4.97%            0.12%          $0.28       $256,115
1995 (4)      0.15%          6.21%          1.18%             5.18%            0.04%          $0.08       $ 75,604
---------------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
---------------------------------------------------------------------------------------------------------------------------

1999**        0.00%*         5.64%*         1.04%*            4.60%*             --             --             --
1998 (2)      0.00%*         5.88%*        10.83%*           (4.95)%*            --             --             --
1998 (3)      0.00%          5.97%          8.83%            (2.86)%             --             --             --
1997          0.00%          5.91%         10.25%            (4.34)%             --             --             --
1996          0.00%          6.46%         16.47%           (10.01)%             --             --             --
1995 (4)      0.00%          5.74%         27.89%           (22.15)%             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
---------------------------------------------------------------------------------------------------------------------------

1999** (6)    0.25%*         5.56%*         1.29%*            4.52%*             --             --             --
1998 (5)      0.25%*         5.63%*        11.08%*           (5.20)%*            --             --             --



                Average
                 shares
               outstanding     Portfolio
                 during         turnover
               the period         rate
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio
--------------------------------------------------------------------------------


1999** (1)         --           111.30%
1998 (2)           --           121.63%
1998 (3)           --           197.03%
1997         1,320,830          279.00%
1996           901,238          251.00%
1995 (4)       895,472          405.00%
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
--------------------------------------------------------------------------------

1999**             --          180.27%
1998 (2)           --           96.56%
1998 (3)           --           68.80%
1997               --           81.82%
1996               --              --
1995 (4)           --              --
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
--------------------------------------------------------------------------------

1999** (6)         --           180.27%
1998 (5)           --            96.56%

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 43

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Notes to financial statements
March 31, 1999

1.  Organization:

TIP Funds, a Massachusetts business trust, and Alpha Select Funds, a Delaware Business Trust, (each a "Trust" and collectively the "Trusts"), are registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment companies. The financial statements included herein are those of the Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth) (the "Large Cap Growth Equity Fund"), the Turner Growth Equity Fund (the "Growth Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Micro Cap Growth Fund (the "Micro Cap Growth Fund"), and the Turner Short Duration Government Funds-Three Year Portfolio (the "Three Year Portfolio"), which are funds offered by TIP Funds, and the Turner Short Duration Government Funds-One Year Portfolio (the "One Year Portfolio"), which is a fund offered by Alpha Select Funds (each a "fund" and collectively the "Funds"). The Turner Short Duration Government Funds-Three Year and One Year Portfolios are registered to offer two classes of shares, Institutional Class Shares and Adviser Class Shares.

As of March 31, 1999, the Three Year Portfolio Adviser Class Shares had not commenced operations. Additionally, the Turner Small Cap Growth Fund was closed to new investors as of August 30, 1997. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each fund's investment objectives, policies, and strategies.

2. Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

     Security valuation--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Market value for debt obligations is determined on the basis of last reported sales price, or if no sales are reported, as is the case with most securities traded over the counter, the mean between representative bid and asked quotations. Short-term securities with maturities of 60 days or less may be carried at amortized cost, which approximates market value. Fixed income securities for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     Federal income taxes--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     Security transactions and related income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

     Net asset value per share--The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the fund's assets, less liabilities, by the number of shares outstanding.

     Repurchase agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

44 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

     Expenses--Expenses that are directly related to one of the funds are charged to that fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     Distributions to shareholders--Distributions from net investment income are declared and paid to Shareholders at least annually for the Large Cap Growth Equity Fund, the Midcap Growth Fund, the Small Cap Growth Fund, and the Micro Cap Growth Fund; quarterly for the Growth Equity Fund; and declared daily and paid monthly for the Three Year and One Year Portfolios. Any net realized capital gains on sales of securities for all Funds are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     Reclassifications--Certain prior year amounts have been reclassified to conform with the current year presentation.

3. Organization costs and transactions with affiliates:

Organization costs have been capitalized by each Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by a Fund will be reduced by the unamortized organizational costs in the same ratio as the number of shares outstanding at the time of redemption.

Certain officers of each Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trusts for serving as officers and trustees of the Trusts.

4. Administration, shareholder servicing, and distribution agreements:

Each Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annul rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and
 .04% of such assets in excess on $2 billion. Each Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

The Growth Equity Fund, the Midcap Growth Fund, and the Small Cap Growth Fund had directed certain portfolio trades to brokers who paid a portion of its expenses. For the period ended March 31, 1999, the Funds expenses were reduced by $19,257, $14,615 and $25,607 respectively, under this arrangement.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under separate transfer agency agreements with each Trust.

Prior to January 1, 1998, administrative services were provided to the Trust by Solon Asset Management, L.P. for an annual fee of .07% of the average daily net assets of the Three Year and One Year Funds.

TIP Funds and Alpha Select Funds are parties to a Distribution Agreement with the Distributor dated April 28, 1996 and January 1, 1998 respectively. The Distributor receives no fees for its distribution services under this agreement.

The Turner Short Duration Governments Funds-One Year Portfolio has adopted a shareholder service plan for its Adviser Class Shares that allows the Fund to pay service fees for services provided to shareholders. For Adviser Class Shares, shareholder service fees, as a percentage of average daily net assets, may be up to .25%.

5. Investment advisory agreement:

TIP Funds and Alpha Select Funds are parties to Investment Advisory Agreements with Turner Investment Partners, Inc. (the "Adviser") dated April 28,

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 45

--------------------------------------------------------------------------------


1996 and January 1, 1998 respectively, under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Large Cap Growth Equity, Growth Equity, and Midcap Growth Equity Funds, 1.00% of the Small Cap Growth and Micro Cap Growth Funds, and .25% of the Three Year and One Year Funds. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit their total operating expenses (as a percentage of daily net assets on an annualized basis) to not more than 1.00% of the Large Cap Growth Equity and Growth Equity Funds, 1.25% of the Small Cap Growth, Midcap Growth Equity and Micro Cap Growth Funds, and .36% and .61% of the Three Year and One Year Funds, Institutional shares and Adviser shares, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

On January 1, 1998, Turner Investment Partners, Inc., acquired substantially all of the assets and liabilities of Solon Asset Management, L.P. (the Trust's prior investment adviser).

On January 22, 1998, shareholders of both the Three year and One Year Funds approved a change in the adviser from Solon Asset Management, L.P. to Turner Investment Partners, Inc.

6. Investment transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended March 31, 1999, are as follows
(000):


                     Turner          Turner         Turner          Turner         Turner         Turner Short Duration
                    Large Cap        Growth         Midcap        Small Cap       Micro Cap          Government Funds
                     Growth          Equity         Growth          Growth         Growth       Three Year       One Year
                   Equity Fund        Fund           Fund            Fund           Fund         Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------------------------

Purchases
    Government        --              --              --              --             --            16,708          353
    Other            12,865         185,290          71,154        184,455         7,180              684          --
Sales
    Government        --              --              --              --             --            10,501          277
    Other            10,683         181,305          56,007        184,697         5,350            2,047          136



46 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

At March 31, 1999, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 1999, are as follows (000):


                     Turner          Turner         Turner          Turner         Turner         Turner Short Duration
                    Large Cap        Growth         Midcap        Small Cap       Micro Cap          Government Funds
                  Growth Equity      Equity         Growth          Growth         Growth       Three Year       One Year
                      Fund            Fund           Fund            Fund           Fund         Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------
Aggregate gross
    unrealized
    appreciation     1,156           26,506          11,550         47,765          938              63             2
Aggregate gross
    unrealized
    depreciation      (84)           (1,048)          (739)         (6,787)         (310)           (72)           (1)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized
    appreciation
    (depreciation)   1,072           25,458          10,811         40,978          628              (9)            1
--------------------------------------------------------------------------------------------------------------------------

7. Line of credit:

Pursuant to a credit agreement dated May 21, 1997, First Union National Bank provides an uncommitted line of credit to the Turner Funds, Portfolios of the TIP Funds, for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of the Turner Funds. The aggregate principal amount of all borrowings may not exceed 10% of the Turner Funds, net assets and the maximum principal amount that the Bank will loan is $10,000,000. Borrowings under the line of credit are charged interest based on the federal funds rate determined at the date of borrowing and are secured by investment securities of the borrowing portfolio. Each Turner Fund is individually, and not jointly, liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the period ended March 31, 1999.

8.  Tax-free reorganizations

On November 4, 1998 the Board of Trustees of the Alpha Select Funds approved a tax-free reorganization for the Turner Micro Cap Growth Fund and the Turner Short Duration Government Fund-Three Year Portfolio (the "Portfolios") under which all the assets and liabilities of the Portfolios would be transferred to the TIP Funds, a Massachusetts business trust. A shareholder meeting was held on January 25, 1999 and adjourned until January 29, 1999, at which time this reorganization was approved by the Portfolios' shareholders.

Turner Micro Cap Growth Fund:
----------------------------------------------------------
(Voted January 29, 1999)
                              shares              shares
                                voted        outstanding
----------------------------------------------------------
For             185,646         99.86%             55.48%
Against               0          0.00               0.00
Abstain             266          0.14               0.08

Turner Short Duration Government Funds-
----------------------------------------------------------
Three Year Portfolio:
----------------------------------------------------------
(Voted January 29, 1999)
                              shares              shares
                                voted        outstanding
----------------------------------------------------------
For             949,833        100.00%             86.46%
Against               0          0.00               0.00
Abstain               0          0.00               0.00

9.  Subsequent event

On March 29, 1999 the Board of Trustees of the Alpha Select Funds approved a tax-free reorganization for the Turner Short Duration Government Funds-One Year Portfolio (the "Portfolio") under which all of the assets and liabilities of the Portfolio would be transferred to the TIP Funds, a Massachusetts business trust. A shareholder meeting to approve this reorganization was scheduled for May 24, 1999.

                                        TURNER FUNDS 1999 SEMIANNUAL REPORT | 47

-------------------------------------------------------------------------------
Turner Funds, Portfolios of the TIP Funds and Alpha Select Funds


TIP Funds trustees

(Responsible for managing the business and affairs of the TIP Funds, which include the following portfolios: the Turner Large Cap Growth Equity Fund, the Turner Growth Equity Fund, the Turner Midcap Growth Fund, the Turner Small Cap Growth Fund, the Turner Micro Cap Growth Fund, and the Turner Short Duration Government Funds-Three Year Portfolio)

Richard A. Hocker
Chief Investment Officer and Senior Vice President
Penn Capital Management Co., Inc.

Michael E. Jones
Senior Vice President, Investment Adviser, and Portfolio Manager
Clover Capital Management, Inc.

Alfred C. Salvato
Treasurer
Thomas Jefferson University Health Care Pension Fund

Janet F. Sansone
Corporate Vice President, Human Resources
Frontier Corporation

Robert E. Turner
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

Dr. John T. Wholihan
Professor and Dean, College of Business
Loyola Marymount University


Alpha Select Funds trustees

(Responsible for managing the business and affairs of the Alpha Select Funds, which include the following portfolios: the Turner Short Duration Government Funds-One Year Portfolio)

Ronald Filante
Associate Professor of Finance
Pace University

Katherine Griswold
Director of Benefits Trusts
Southern New England Telephone Company

Alfred C. Salvato
Treasurer
Thomas Jefferson University Health Care Pension Fund

Robert E. Turner
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

Investment adviser
Turner Investment Partners, Inc.
Berwyn, Pennsylvania

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania

Administrator
SEI Investments Mutual Fund Services
Oaks, Pennsylvania

Legal counsel
Morgan, Lewis & Bockius LLP
Philadelphia

Independent auditors
Ernst & Young LLP
Philadelphia

This report was prepared for shareholders of the Turner Funds, Portfolios of both TIP Funds and Alpha Select Funds. It may be distributed to others only if preceded or accompanied by a Turner Funds' Prospectus, which contains detailed information. All Turner Funds are offered by prospectus only.

48 | TURNER FUNDS 1999 SEMIANNUAL REPORT

                        [PAGE INTENTIONALLY LEFT BLANK]

[LOGO]

---------------------
Turner Funds
1235 Westlakes Drive
Berwyn, Pennsylvania 19312
Telephone: 1-800-224-6312
Fax: (610) 251-0731
Email: mutualfunds@turner-invest.com
Web Site: www.turner-invest.com

                              VANGUARD FENWAY FUNDS

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    FORM N-14

                                     PART C

OTHER INFORMATION

Item 15. Indemnification.

The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.

Item 16.          Exhibits.

                  (1) Declaration of Trust of the Vanguard Fenway Funds is herein incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 14 to Registrant's Registration Statement on From N-1A filed on May 28, 1998.

                  (2) By-laws of the Vanguard Fenway Funds are herein incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 14 to Registrant's Registration Statement on From N-1A filed on May 28, 1998.

                  (3)      Not applicable

                  (4) Form of Agreement and Plan of Reorganization and Liquidation is filed herewith.

                  (5)      Not applicable.

                  (6) Investment advisory agreement between Vanguard Fenway Funds and Turner Investment Partners, Inc., dated June 1, 2000, is filed herewith.

                  (7)      Not applicable.

                  (8) Amended and Restated Fund's Service Agreement is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.

                  (9) Custodian Agreement is is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.

                  (10)     Not applicable.

                  (11) Opinion and Consent of Shearman and Sterling that shares will be validly issued, fully paid and non-assessable to be filed by later amendment.

                  (12) Form of Opinion and Consent of Stradley, Ronan, Stevens & Young LLP of as to tax matters and consequences is filed herewith.

                  (13)     Not applicable.

                  (14)     Consent of Ernst & Young LLP is filed herewith.

                  (15)     Not applicable.

                  (16) Power of Attorney for Heidi Stam is herein incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement of Vanguard Convertible Securities Fund (File No. 33-4424) filed on Form N-1A on January
                           25, 1999.

                  (17)(a) Prospectus for TIP Fund's Turner Growth Equity Fund dated January 31, 2000 is filed herewith.

                  (17)(b) Statement of Additional Information for TIP Funds Turner Growth Equity Fund dated January 31, 2000 is filed herewith.

                  (17)(c) Annual Report to Shareholders including the Audited Financial Statements dated September 30, 1999 for the TIP Funds are filed herewith.

                  (17)(d) Prospectus for Vanguard Fenway Fund's Vanguard Growth Equity Fund is filed herewith.

                  (17)(e) Statement of Additional Information for Vanguard Fenway Funds Vanguard Growth Equity Fund is filed herewith.

Item 17. Undertakings.

Not applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in Philadelphia on the 1st of March, 2000.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.

VANGUARD FENWAY FUNDS
---------------------
Registrant

By: /s/ John J. Brennan                     President, Chairman, Chief                 March 2, 2000
    -----------------------------           Executive Officer, and
    (Heidi Stam)
    John J. Brennan*                        Trustee

By: /s/ JoAnn Heffernan Heisen              Trustee                                    March 2, 2000
    -----------------------------
    (Heidi Stam)
    JoAnn Heffernan Heisen*

By: /s/ Bruce L. MacLaury                   Trustee                                    March 2, 2000
    -----------------------------
    (Heidi Stam)
    Bruce L. MacLaury*

By: /s/ Alfred M. Rankin, Jr.               Trustee                                    March 2, 2000
    -----------------------------
    (Heidi Stam)
    Alfred M. Rankin, Jr.*

By: /s/ John C. Sawhill                     Trustee                                    March 2, 2000
    -----------------------------
    (Heidi Stam)
    John C. Sawhill *

By: /s/ James O. Welch, Jr.                 Trustee                                    March 2, 2000
    -----------------------------
    (Heidi Stam)
    James O. Welch, Jr.*

By: /s/ J. Lawrence Wilson                  Trustee                                    March 2, 2000
    -----------------------------
    (Heidi Stam)
    J. Lawrence Wilson*

By: /s/ Thomas J. Higgins                   Treasurer and Principal                    March 2, 2000
    -----------------------------           Financial Officer and
    (Heidi Stam)                            Accounting Officer
    Thomas J. Higgins *

 * By Power of Attorney. See File Number 33-4424, filed on January 25, 1999. Incorporated by Reference.

                                INDEX TO EXHIBITS

Form of Agreement and Plan of Reorganization and Liquidation                    EX-99.B4

Investment advisory agreement between Vanguard Fenway Funds
and Turner Investment Partners, Inc., dated June 1, 2000                        EX-99.B6

Opinion and Consent of Shearman and Sterling that shares
will be validly issued, fully paid and non-assessable                           EX-99.B11

Form of Opinion and Consent of as to tax matters and consequences               EX-99.B12

Consent of Ernst & Young LLP is filed herewith                                  EX-99.B14

Prospectus for TIP Fund's Turner Growth Equity Fund dated
January 31, 2000                                                                EX-99.B17(a)

Statement of Additional Information for TIP Funds Turner Growth Equity
Fund dated January 31, 2000                                                     EX-99.B17(b)

Annual Report to Shareholders including the Audited Financial Statements
dated September 30, 1999 for the TIP Funds                                      EX-99.B17(c)

Prospectus for Vanguard Fenway Fund's Vanguard Growth Equity Fund               EX-99.B17(d)

Statement of Additional Information for Vanguard Fenway Funds Vanguard
Growth Equity Fund                                                              EX-99.B17(e)